Fidelity® Variable Insurance Products
Initial Class

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Balanced Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Growth & Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Opportunities Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
Investment Grade Bond Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Mid Cap Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Money Market Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Annual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Initial Class	-7.39%	6.56%	10.64%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.** To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,246 - a 102.46% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager: Growth Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund underperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, and the Fidelity Asset Manager: Growth Composite Index, which returned -5.94%.

Q. What influence did asset allocation have on fund results?

R.H. A bias toward equities hurt relative to the index and peer average, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 76% - compared to 70% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® for most of the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. Steve's quantitative models focused on companies expected to achieve superior earnings growth, which hurt in the third quarter when economic improvement failed to materialize and earnings eroded. His slight overweighting in the technology sector hurt. Small positions in weak-performing telecommunications equipment and Internet software companies, including Powerwave Technologies and BEA Systems, respectively - which he sold during the period - did most of the damage. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, as such stocks as NVIDIA, Computer Associates and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income
investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as they outperformed Treasuries. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: maximize total return over the long term
by allocating assets among stocks, bonds and
short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2001, more than $414 million

Managers: Richard Habermann and
Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 74.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Hotels, Restaurants & Leisure - 2.0%
Hilton Hotels Corp.	340,100	$ 3,713,892
Mandalay Resort Group (a)	17,100	365,940
Starwood Hotels & Resorts Worldwide, Inc. unit	139,500	4,164,075
		8,243,907
Household Durables - 1.9%
Black & Decker Corp.	16,200	611,226
Centex Corp.	38,500	2,197,965
Fleetwood Enterprises, Inc.	43,600	493,988
Furniture Brands International, Inc. (a)	30,200	967,004
KB Home	4,600	184,460
Mohawk Industries, Inc. (a)	39,300	2,156,784
Pulte Homes, Inc.	15,000	670,050
Whirlpool Corp.	10,900	799,297
		8,080,774
Media - 4.3%
AOL Time Warner, Inc. (a)	119,300	3,829,530
Clear Channel Communications, Inc. (a)	72,100	3,670,611
Comcast Corp. Class A (special) (a)	17,700	637,200
Gemstar-TV Guide International, Inc. (a)	45,100	1,249,270
Liberty Media Corp. Class A (a)	90,800	1,271,200
NTL, Inc. warrants 10/14/08 (a)	427	4
Omnicom Group, Inc.	55,100	4,923,185
Tribune Co.	15,500	580,165
Viacom, Inc. Class B (non-vtg.) (a)	41,700	1,841,055
		18,002,220
Multiline Retail - 2.2%
Costco Wholesale Corp. (a)	20,500	909,790
Kmart Corp. (a)	150,600	822,276
Kohls Corp. (a)	13,000	915,720
Target Corp.	43,000	1,765,150
Wal-Mart Stores, Inc.	78,900	4,540,695
		8,953,631
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A (a)	15,900	421,827
American Eagle Outfitters, Inc. (a)	50,800	1,329,436
AutoNation, Inc. (a)	609,600	7,516,368
Bed Bath & Beyond, Inc. (a)	17,700	600,030
Best Buy Co., Inc. (a)	25,700	1,914,136
Lowe's Companies, Inc.	36,100	1,675,401
Pacific Sunwear of California, Inc. (a)	37,300	761,666
Sonic Automotive, Inc. Class A (a)	155,000	3,633,200
		17,852,064
TOTAL CONSUMER DISCRETIONARY		61,132,596

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.5%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	28,600	$ 672,100
PepsiCo, Inc.	60,700	2,955,483
The Coca-Cola Co.	155,100	7,312,965
		10,940,548
Food & Drug Retailing - 0.4%
Rite Aid Corp. (a)	161,300	816,178
Sysco Corp.	30,400	797,088
Whole Foods Market, Inc. (a)	3,300	143,748
		1,757,014
Personal Products - 2.6%
Avon Products, Inc.	185,100	8,607,150
Gillette Co.	69,600	2,324,640
		10,931,790
Tobacco - 0.8%
Philip Morris Companies, Inc.	68,500	3,140,725
TOTAL CONSUMER STAPLES		26,770,077
ENERGY - 3.4%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	13,900	506,933
BJ Services Co. (a)	20,800	674,960
ENSCO International, Inc.	45,200	1,123,220
Halliburton Co.	21,100	276,410
National-Oilwell, Inc. (a)	47,000	968,670
Noble Drilling Corp. (a)	44,200	1,504,568
Weatherford International, Inc. (a)	44,300	1,650,618
		6,705,379
Oil & Gas - 1.8%
ChevronTexaco Corp.	53,100	4,758,291
Conoco, Inc.	70,800	2,003,640
Valero Energy Corp.	15,900	606,108
		7,368,039
TOTAL ENERGY		14,073,418
FINANCIALS - 5.1%
Banks - 1.3%
Bank of America Corp.	22,300	1,403,785
Bank One Corp.	35,800	1,397,990
FleetBoston Financial Corp.	52,700	1,923,550
Pacific Century Financial Corp.	25,200	652,428
		5,377,753
Diversified Financials - 3.2%
Fannie Mae	60,100	4,777,950
Freddie Mac	127,600	8,345,040
		13,122,990
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.6%
AFLAC, Inc.	27,400	$ 672,944
MetLife, Inc.	60,900	1,929,312
		2,602,256
TOTAL FINANCIALS		21,102,999
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 2.1%
Cygnus, Inc. (a)	5,700	29,925
Guidant Corp. (a)	171,000	8,515,800
		8,545,725
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	21,900	1,391,745
Cardinal Health, Inc.	290,250	18,767,564
HealthSouth Corp. (a)	39,500	585,390
McKesson Corp.	28,200	1,054,680
Patterson Dental Co. (a)	2,100	85,953
Priority Healthcare Corp. Class B (a)	20,400	717,876
		22,603,208
Pharmaceuticals - 9.5%
American Home Products Corp.	129,300	7,933,848
Barr Laboratories, Inc. (a)	24,800	1,968,128
Bristol-Myers Squibb Co.	110,100	5,615,100
Forest Laboratories, Inc. (a)	32,900	2,696,155
Mylan Laboratories, Inc.	49,400	1,852,500
Perrigo Co. (a)	44,500	525,990
Pfizer, Inc.	349,100	13,911,635
Pharmacia Corp.	109,700	4,678,705
SICOR, Inc. (a)	21,400	335,552
		39,517,613
TOTAL HEALTH CARE		70,666,546
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	170,400	7,952,568
Northrop Grumman Corp.	16,600	1,673,446
		9,626,014
Airlines - 0.2%
Northwest Airlines Corp. (a)	43,000	675,100
Building Products - 0.7%
American Standard Companies, Inc. (a)	23,400	1,596,582
Dal-Tile International, Inc. (a)	30,700	713,775
Masco Corp.	29,200	715,400
		3,025,757
Commercial Services & Supplies - 2.6%
Aramark Corp. Class B	32,700	879,630
Cendant Corp. (a)	70,300	1,378,583
Concord EFS, Inc. (a)	29,700	973,566

	Shares	Value (Note 1)
First Data Corp.	15,900	$ 1,247,355
Manpower, Inc.	101,200	3,411,452
Viad Corp.	112,500	2,664,000
		10,554,586
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,100	9,488,790
Machinery - 1.2%
Albany International Corp. Class A	26,300	570,710
Danaher Corp.	10,600	639,286
Illinois Tool Works, Inc.	18,600	1,259,592
Ingersoll-Rand Co.	40,900	1,710,029
Quixote Corp.	14,900	283,100
SPX Corp. (a)	4,700	643,430
		5,106,147
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	17,600	508,904
TOTAL INDUSTRIALS		38,985,298
INFORMATION TECHNOLOGY - 13.9%
Electronic Equipment & Instruments - 0.3%
Arrow Electronics, Inc. (a)	7,100	212,290
Mettler-Toledo International, Inc. (a)	16,600	860,710
		1,073,000
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	11,800	577,964
Semiconductor Equipment & Products - 4.6%
Analog Devices, Inc. (a)	16,800	745,752
Atmel Corp. (a)	93,300	687,621
DuPont Photomasks, Inc. (a)	9,100	395,395
Fairchild Semiconductor International, Inc. Class A (a)	29,000	817,800
Integrated Silicon Solution (a)	25,600	313,344
Intel Corp.	196,400	6,176,780
International Rectifier Corp. (a)	13,000	453,440
LAM Research Corp. (a)	65,900	1,530,198
Lattice Semiconductor Corp. (a)	27,800	571,846
LSI Logic Corp. (a)	42,700	673,806
Micron Technology, Inc. (a)	43,000	1,333,000
NVIDIA Corp. (a)	68,400	4,575,960
Semtech Corp. (a)	25,700	917,233
		19,192,175
Software - 8.9%
Computer Associates International, Inc.	423,600	14,609,964
Compuware Corp. (a)	158,800	1,872,252
Microsoft Corp. (a)	283,400	18,775,246
Take-Two Interactive Software, Inc. (a)	85,100	1,376,067
		36,633,529
TOTAL INFORMATION TECHNOLOGY		57,476,668
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 0.6%
IMC Global, Inc.	59,000	$ 767,000
Lyondell Chemical Co.	34,900	500,117
Millennium Chemicals, Inc.	13,000	163,800
PolyOne Corp.	50,900	498,820
Solutia, Inc.	52,400	734,648
		2,664,385
Construction Materials - 0.1%
Lafarge North America, Inc.	14,261	535,786
Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	90,500	1,211,795
Phelps Dodge Corp.	138,200	4,477,680
Ryerson Tull, Inc.	107,000	1,177,000
		6,866,475
Paper & Forest Products - 0.7%
Boise Cascade Corp.	27,300	928,473
Bowater, Inc.	4,100	195,570
Georgia-Pacific Group	69,200	1,910,612
		3,034,655
TOTAL MATERIALS		13,101,301
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T Corp.	178,200	3,232,548
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	0
Ono Finance PLC rights 5/31/09 (a)(f)	310	620
		3,233,168
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(f)	545	21,800
TOTAL TELECOMMUNICATION SERVICES		3,254,968
UTILITIES - 0.3%
Electric Utilities - 0.1%
FirstEnergy Corp.	16,000	559,680
Water Utilities - 0.2%
American Water Works, Inc.	15,100	630,425
TOTAL UTILITIES		1,190,105
TOTAL COMMON STOCKS (Cost $283,122,806)		307,753,976
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	12,388	$ 1,322,419
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	77	55,440
		1,377,859
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	152,280
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	405	411,822
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	472	339,840
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	827,450
Wireless Telecommunication Services - 0.5%
Dobson Communications Corp.:
$122.50 pay-in-kind	157	155,430
$130.00 pay-in-kind	156	154,440
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,358	1,611,840
		1,921,710
TOTAL TELECOMMUNICATION SERVICES		2,749,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,069,247)		5,030,961
Corporate Bonds - 17.8%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 740,000	659,525
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	200,000	224,500
TOTAL CONSUMER DISCRETIONARY			884,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	$ 20,000	$ 21,788
Tenet Healthcare Corp. 6% 12/1/05	Ba1	1,040,000	1,027,655
Total Renal Care Holdings:
7% 5/15/09 (f)	B3	500,000	509,375
7% 5/15/09	B2	580,000	590,875
			2,149,693
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	790,000	335,592
Sanmina-SCI Corp. 0% 9/12/20	Ba3	1,390,000	515,968
			851,560
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	165,000	92,598
TOTAL INFORMATION TECHNOLOGY			944,158
TOTAL CONVERTIBLE BONDS			3,977,876
Nonconvertible Bonds - 16.9%
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	100,000	87,000
Lear Corp. 7.96% 5/15/05	Ba1	380,000	385,700
TRW, Inc. 8.75% 5/15/06	Baa2	50,000	53,597
			526,297
Hotels, Restaurants & Leisure - 1.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	100,000	105,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	448,000	448,000
Domino's, Inc. 10.375% 1/15/09	B3	300,000	318,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	620,000	644,800
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	290,000	297,250
HMH Properties, Inc. 7.875% 8/1/08	Ba3	285,000	262,200
Horseshoe Gaming LLC 8.625% 5/15/09	B2	950,000	992,750
International Game Technology 8.375% 5/15/09	Ba1	220,000	231,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ITT Corp. 7.375% 11/15/15	Ba1	$ 245,000	$ 209,475
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	190,000	182,400
Mandalay Resort Group 9.5% 8/1/08	Ba2	95,000	99,513
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	115,000	117,300
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,285,000	1,092,250
9.25% 4/1/06	B3	150,000	151,875
9.75% 6/15/07	B3	135,000	136,350
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	20,000	16,200
Station Casinos, Inc. 8.375% 2/15/08	Ba3	970,000	989,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	100,000	95,000
yankee:
8.625% 12/15/07	Ba3	295,000	277,300
9% 3/15/07	Ba3	120,000	115,200
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	180,000	185,400
8.875% 4/15/11	Ba1	290,000	303,775
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	80,000	81,200
			7,351,638
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	400,000	412,500
8.875% 4/1/08	Ba2	55,000	56,856
D.R. Horton, Inc. 8% 2/1/09	Ba1	300,000	294,000
KB Home 8.625% 12/15/08	Ba3	360,000	360,000
Lennar Corp. 7.625% 3/1/09	Ba1	150,000	150,000
Pulte Homes, Inc. 7.875% 8/1/11 (f)	Baa3	310,000	306,125
Ryland Group, Inc. 9.125% 6/15/11	Ba3	220,000	226,600
Sealy Mattress Co.:
9.875% 12/15/07	B2	460,000	456,550
9.875% 12/15/07 (f)	B2	180,000	178,650
			2,441,281
Media - 3.6%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	70,000	70,700
10.25% 6/15/11	B2	580,000	574,200
10.875% 10/1/10	B2	625,000	635,938
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	$ 265,000	$ 255,725
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	275,311
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	110,000	113,609
CanWest Media, Inc. 10.625% 5/15/11	B2	260,000	275,600
Callahan Nordrhein- Westfalen 0% 7/15/10 (e)	B3	170,000	39,100
Century Communications Corp. 0% 1/15/08	B2	30,000	15,000
Chancellor Media Corp. 8% 11/1/08	Ba1	40,000	42,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	77,550
0% 4/1/11 (e)	B2	840,000	604,800
0% 5/15/11 (e)	B2	470,000	286,700
10% 4/1/09	B2	845,000	866,125
10% 5/15/11	B2	340,000	346,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	260,000	247,000
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	520,000	512,200
9.875% 4/1/23	B1	70,000	72,625
10.5% 5/15/16	Ba2	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	555,000	127,650
11.75% 12/15/05	Caa3	345,000	79,350
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	380,000	380,950
9.375% 2/1/09	B1	875,000	901,250
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	990,000	985,050
9.25% 11/1/07	Baa1	195,000	212,550
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	60,000	60,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	375,000	391,875
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	100,000	104,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	$ 340,000	$ 346,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	113,732
Lamar Media Corp.:
8.625% 9/15/07	B1	30,000	31,350
9.25% 8/15/07	B1	435,000	450,225
9.625% 12/1/06	Ba3	135,000	141,413
News America Holdings, Inc. 7.7% 10/30/25	Baa3	110,000	107,349
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	350,000	360,500
Quebecor Media, Inc. 11.125% 7/15/11	B2	10,000	10,600
Radio One, Inc. 8.875% 7/1/11	B3	1,185,000	1,232,400
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	1,675,000	1,574,500
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	125,000	139,723
Yell Finance BV:
0% 8/1/11 (e)	B2	1,050,000	619,500
10.75% 8/1/11	B2	600,000	642,000
			14,868,925
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	100,000	102,344
JCPenney Co., Inc.:
6% 5/1/06	Ba2	75,000	66,750
6.125% 11/15/03	Ba2	25,000	24,250
6.9% 8/15/26	Ba2	252,000	246,960
7.375% 6/15/04	Ba2	115,000	111,550
7.375% 8/15/08	Ba2	25,000	24,125
7.4% 4/1/37	Ba2	295,000	287,625
7.6% 4/1/07	Ba2	25,000	24,500
7.95% 4/1/17	Ba2	40,000	35,400
Kmart Corp. 9.375% 2/1/06	Ba2	90,000	74,025
			997,529
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	95,000	96,967
The William Carter Co. 10.875% 8/15/11 (f)	B3	350,000	369,250
			466,217
TOTAL CONSUMER DISCRETIONARY			26,651,887
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (f)	B2	$ 190,000	$ 186,200
Cott Corp. yankee 8.5% 5/1/07	-	80,000	82,000
			268,200
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	140,000	133,700
9.125% 12/15/11	B2	200,000	201,000
Kroger Co. 6.8% 4/1/11	Baa3	130,000	132,516
Rite Aid Corp.:
6% 10/1/03 (f)(g)	Caa2	60,000	56,550
6.125% 12/15/08 (f)	Caa2	235,000	168,025
6.875% 8/15/13	Caa2	165,000	120,450
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	330,000	287,100
11.25% 7/1/08	Caa2	550,000	522,500
			1,714,241
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	122,039
Dean Foods Co.:
6.625% 5/15/09	Baa2	50,000	45,000
8.15% 8/1/07	Baa2	80,000	78,400
Del Monte Corp. 9.25% 5/15/11	B3	290,000	301,600
Kellogg Co. 6.6% 4/1/11	Baa2	50,000	51,311
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	70,000	71,050
			669,400
Personal Products - 0.2%
Playtex Products, Inc. 9.375% 6/1/11	B2	185,000	195,175
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	240,000	159,600
9% 11/1/06	Caa3	260,000	174,200
12% 12/1/05 (f)	Caa1	270,000	267,300
			796,275

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 73,628
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	103,014
			176,642
TOTAL CONSUMER STAPLES			3,624,758
ENERGY - 0.8%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	60,000	49,500
Oil & Gas - 0.8%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	40,000	39,284
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	610,000	588,650
8.375% 11/1/08 (f)	B1	230,000	226,550
8.5% 3/15/12	B1	425,000	417,563
Forest Oil Corp. 8% 12/15/11 (f)	Ba3	220,000	220,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	60,000	55,200
10% 11/1/08 (f)	Ba3	290,000	304,500
Petro-Canada yankee 7% 11/15/28	A3	50,000	47,425
Phillips Petroleum Co. 8.75% 5/25/10	A3	60,000	69,840
Plains Resources, Inc.:
10.25% 3/15/06 Series B	B2	732,000	746,640
10.25% 3/15/06 Series D	B2	70,000	71,400
The Coastal Corp. 9.625% 5/15/12	Baa2	55,000	63,403
Westport Resources Corp. 8.25% 11/1/11 (f)	Ba3	310,000	314,650
			3,165,105
TOTAL ENERGY			3,214,605
FINANCIALS - 1.7%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	21,880
BankBoston Corp. 6.625% 2/1/04	A2	60,000	63,066
Den Danske Bank AS 6.375% 6/15/08 (f)(g)	Aa3	170,000	173,451
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	98,743
Long Island Savings Bank FSB 7% 6/13/02	Baa2	140,000	142,587
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	Aa3	$ 50,000	$ 50,628
7.816% 11/29/49	A1	100,000	106,350
			656,705
Diversified Financials - 1.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	124,833
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	280,000	271,600
American Gen. Finance Corp. 5.875% 7/14/06	A1	100,000	103,370
Amvescap PLC 5.9% 1/15/07 (f)	A2	25,000	24,959
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	70,000	73,212
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	20,000	20,750
8.875% 2/15/08 (f)	Ba3	180,000	186,750
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	89,519
Citigroup, Inc. 7.25% 10/1/10	Aa2	100,000	107,263
ComEd Financing II 8.5% 1/15/27	Baa3	450,000	436,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	80,000	79,799
Details Capital Corp. 0% 11/15/07 (e)	B3	85,000	80,750
Devon Financing Corp. ULC 6.875% 9/30/11 (f)	Baa2	50,000	48,731
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	140,000	151,200
Ford Motor Credit Co.:
6.5% 1/25/07	A2	50,000	48,865
7.375% 10/28/09	A2	50,000	49,364
7.5% 3/15/05	A2	140,000	143,224
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	40,000	40,513
6.875% 9/15/11	A2	190,000	185,830
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	530,000	445,200
Household Finance Corp.:
6.5% 1/24/06	A2	40,000	41,124
8% 5/9/05	A2	35,000	37,657

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	$ 100,000	$ 109,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	65,000	66,629
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (f)	B1	180,000	180,900
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	80,000	82,936
NiSource Finance Corp. 7.875% 11/15/10	Baa2	125,000	129,276
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	860,000	756,800
PTC International Finance II SA yankee 11.25% 12/1/09	B2	85,000	85,850
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	55,000	56,200
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	40,000	40,663
Sprint Capital Corp. 6.875% 11/15/28	Baa1	65,000	59,455
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	120,000	117,670
			4,476,592
Insurance - 0.0%
MetLife, Inc. 6.125% 12/1/11	A1	35,000	34,665
The Chubb Corp. 6.8% 11/15/31	Aa3	100,000	97,850
			132,515
Real Estate - 0.5%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	102,664
EOP Operating LP:
6.375% 2/15/03	Baa1	100,000	103,069
7.75% 11/15/07	Baa1	100,000	107,718
ERP Operating LP 7.1% 6/23/04	A3	100,000	104,917
LNR Property Corp. 10.5% 1/15/09	Ba3	375,000	382,500
Meditrust Corp. 7.82% 9/10/26	Ba3	360,000	354,600
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	420,000	424,200
WCI Communities, Inc. 10.625% 2/15/11	B1	345,000	355,350
			2,036,383
TOTAL FINANCIALS			7,302,195
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	$ 200,000	$ 118,000
9.75% 12/1/06	Caa1	300,000	282,750
11.625% 12/1/06 (f)	B2	140,000	151,200
Boston Scientific Corp. 6.625% 3/15/05	Baa2	110,000	111,650
			663,600
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	-	60,000	60,450
12.25% 1/2/09	-	50,000	54,000
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	70,000	72,450
DaVita, Inc. 9.25% 4/15/11	B2	240,000	254,400
Fountain View, Inc. 11.25% 4/15/08 (d)	-	460,000	234,600
HealthSouth Corp.:
8.375% 10/1/11 (f)	Ba1	260,000	265,525
8.5% 2/1/08	Ba1	110,000	113,300
10.75% 10/1/08	Ba2	120,000	130,950
Service Corp. International (SCI):
6.3% 3/15/03	B1	140,000	134,400
7.2% 6/1/06	B1	120,000	110,400
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	320,000	350,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	385,000	400,400
Unilab Corp. 12.75% 10/1/09	B3	97,000	112,520
			2,293,795
TOTAL HEALTH CARE			2,957,395
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	595,000	615,825
Airlines - 0.0%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	30,000	25,886
7.73% 9/15/12	Ba2	10,161	7,535
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	30,000	29,447
7.92% 5/18/12	A3	80,000	75,198
			138,066

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Services & Supplies - 0.6%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 745,000	$ 722,650
7.875% 1/1/09	Ba3	40,000	38,600
8.5% 12/1/08 (f)	Ba3	280,000	280,000
8.875% 4/1/08	Ba3	40,000	40,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	197,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	198,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	345,000	353,625
8.625% 4/1/13	B2	215,000	223,063
8.75% 9/30/09	B2	60,000	61,800
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	85,000	87,125
Pierce Leahy Corp. 9.125% 7/15/07	B2	115,000	119,888
World Color Press, Inc. 7.75% 2/15/09	Baa2	90,000	90,000
			2,412,951
Machinery - 0.0%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	120,000	120,872
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	80,000	82,000
8.875% 7/15/11	Ba2	695,000	712,375
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	70,000	57,750
10.25% 11/15/06	Ba3	90,000	67,950
			920,075
Road & Rail - 0.3%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	150,000	149,543
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	60,096
6.46% 6/22/05	Baa2	100,000	103,639
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	20,000	21,800
TFM SA de CV yankee 0% 6/15/09 (e)	B1	885,000	792,075
			1,127,153
TOTAL INDUSTRIALS			5,334,942
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 170,000	$ 155,975
10.75% 8/1/11	B3	100,000	98,000
Motorola, Inc. 8% 11/1/11 (f)	A3	50,000	50,544
SBA Communications Corp. 10.25% 2/1/09	B3	290,000	249,400
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	1,320,000	290,400
12.5% 11/15/10	B3	130,000	66,300
			910,619
Computers & Peripherals - 0.0%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	60,000	61,508
7.65% 8/1/05	Baa2	40,000	40,389
			101,897
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	260,000	274,300
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	120,000	125,400
10.5% 2/1/09	B2	80,000	84,400
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3	1,000,000	915,000
			1,124,800
TOTAL INFORMATION TECHNOLOGY			2,411,616
MATERIALS - 1.0%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	100,000	104,500
Huntsman Corp. 9.5% 7/1/07 (d)(f)	Ca	375,000	67,500
OM Group, Inc. 9.25% 12/15/11 (f)	B3	100,000	101,000
			273,000
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	290,000	307,400
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	190,000	178,600
7.35% 5/15/08	B3	80,000	71,600
7.5% 5/15/10	B3	70,000	61,600
7.8% 5/15/18	B3	30,000	24,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.85% 5/15/04	B3	$ 320,000	$ 310,400
8.1% 5/15/07	B3	150,000	135,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	375,000	406,875
Riverwood International Corp. 10.625% 8/1/07	B3	275,000	286,000
			1,782,225
Metals & Mining - 0.4%
Century Aluminum Co. 11.75% 4/15/08	Ba3	30,000	31,050
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	450,000	399,375
7.5% 11/15/06	B3	80,000	58,000
Luscar Coal Ltd. 9.75% 10/15/11 (f)	Ba3	110,000	113,850
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	310,000	332,475
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	805,000	776,825
			1,711,575
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	40,000	41,800
Potlatch Corp. 6.25% 3/15/02	Baa3	80,000	79,200
Stone Container Corp. 9.75% 2/1/11	B2	180,000	192,600
			313,600
TOTAL MATERIALS			4,080,400
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
AT&T Corp.:
6.5% 3/15/29	A3	100,000	87,353
8% 11/15/31 (f)	A3	30,000	30,968
British Telecommunications PLC 8.875% 12/15/30	Baa1	80,000	91,803
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	A2	100,000	109,194
Citizens Communications Co.:
8.5% 5/15/06	Baa2	70,000	74,330
9% 8/15/31 (f)	Baa2	25,000	27,281
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	100,000	102,153
8% 10/1/10	Baa3	60,000	60,584
NTL Communications Corp.:
0% 10/1/08 (e)	B3	605,000	133,100
11.5% 10/1/08	B3	390,000	120,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	100,000	101,182
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 90,000	$ 98,179
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	5,000	4,210
TELUS Corp. yankee 8% 6/1/11	Baa2	105,000	110,660
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	575,000	488,750
Triton PCS, Inc. 8.75% 11/15/11 (f)	B2	350,000	350,000
			1,990,647
Wireless Telecommunication Services - 1.7%
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	239,200
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,890,000	1,965,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	605,000	399,300
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	1,945,800
0% 2/15/08 (e)	B1	160,000	108,800
Orange PLC yankee 9% 6/1/09	Baa1	365,000	390,550
PanAmSat Corp. 6% 1/15/03	Baa3	40,000	38,600
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	455,000	398,125
10.625% 7/15/10	B3	135,000	155,925
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	1,061,000	904,503
10.375% 11/15/09	Baa1	701,000	792,130
			7,338,533
TOTAL TELECOMMUNICATION SERVICES			9,329,180
UTILITIES - 1.2%
Electric Utilities - 1.0%
AES Corp.:
7.375% 6/15/03	Ba1	170,000	161,500
8.75% 6/15/08	Ba1	50,000	44,000
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	915,000	805,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	125,956
CMS Energy Corp.:
7.5% 1/15/09	Ba3	160,000	150,400
8.375% 7/1/03	Ba3	305,000	301,950
9.875% 10/15/07	Ba3	295,000	306,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Edison Mission Energy:
9.875% 4/15/11	Baa3	$ 250,000	$ 252,500
10% 8/15/08	Baa3	270,000	272,700
FirstEnergy Corp. 6.45% 11/15/11	Baa2	40,000	38,826
Illinois Power Co. 7.5% 6/15/09	Baa2	60,000	57,238
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	154,669
7.875% 12/15/26 (f)	A3	80,000	73,884
Mission Energy Co. 8.125% 6/15/02 (f)	Baa3	380,000	376,200
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	242,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	105,000	100,800
7.05% 3/1/24	B3	55,000	51,975
7.875% 3/1/02	B3	125,000	122,500
PSI Energy, Inc. 6.65% 6/15/06	A3	65,000	64,676
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,826
			4,256,100
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	25,000	25,355
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	50,000	52,153
Sempra Energy 7.95% 3/1/10	A2	40,000	40,977
			118,485
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	525,000	546,000
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	10,000	9,840
7.5% 1/15/31	Baa2	70,000	67,784
			623,624
TOTAL UTILITIES			4,998,209
TOTAL NONCONVERTIBLE BONDS			69,905,187
TOTAL CORPORATE BONDS (Cost $75,149,848)			73,883,063
U.S. Government and Government Agency Obligations - 1.2%

U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.25% 6/15/06	Aaa	85,000	86,554
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
5.5% 2/15/06	Aaa	$ 85,000	$ 87,576
5.5% 5/2/06	Aa2	125,000	127,421
6.25% 2/1/11	Aa2	65,000	66,026
7.25% 5/15/30	Aaa	105,000	117,479
Freddie Mac:
5.875% 3/21/11	Aa2	205,000	202,597
6% 6/15/11	Aaa	150,000	152,295
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			839,948
U.S. Treasury Obligations - 1.0%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02	-	350,000	349,984
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	150,000	161,930
8.125% 8/15/19	Aaa	80,000	101,013
8.875% 8/15/17	Aaa	50,000	66,422
8.875% 2/15/19	Aaa	259,000	347,464
U.S. Treasury Notes:
2.75% 10/31/03	Aaa	1,275,000	1,272,208
3.5% 11/15/06	Aaa	180,000	173,475
5% 2/15/11	Aaa	290,000	288,913
5% 8/15/11	Aaa	305,000	304,045
6.125% 8/15/07	Aaa	30,000	32,250
6.5% 10/15/06	Aaa	470,000	511,125
7% 7/15/06	Aaa	520,000	574,922
7.25% 8/15/04	Aaa	20,000	21,831
TOTAL U.S. TREASURY OBLIGATIONS			4,205,582
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,029,933)			5,045,530
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.6%
6% 4/1/13 to 1/1/29	Aaa	869,598	876,344
6.5% 2/1/26 to 10/1/31	Aaa	3,766,570	3,771,030
7.5% 5/1/24 to 12/1/30	Aaa	1,902,028	1,964,459
TOTAL FANNIE MAE			6,611,833
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	87,189	90,430

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Government National Mortgage Association - 0.5%
6.5% 8/15/27	Aaa	$ 463,225	$ 465,541
7% 7/15/28 to 7/15/31	Aaa	1,074,558	1,097,576
7.5% 1/15/26 to 8/15/28	Aaa	469,975	486,965
8.5% 11/15/30	Aaa	64,250	68,125
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,118,207
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $8,711,414)			8,820,470
Asset-Backed Securities - 0.2%

Airplanes pass thru trust 10.875% 3/15/19	B2	83,955	10,914
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	150,984
CIT Marine Trust 5.8% 4/15/10	Aaa	86,401	88,183
CPS Auto Receivables Trust 6% 8/15/03	Aaa	20,483	20,489
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	180,000	185,484
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	130,000	133,470
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	35,000	36,073
7.03% 11/15/03	Aaa	24,000	24,338
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (f)(g)	Baa2	5,495	5,483
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	52,953
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	26,906	27,478
TOTAL ASSET-BACKED SECURITIES (Cost $796,301)			735,849
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (f)(g)	Ba3	102,001	48,762
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	$ 100,000	$ 99,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	98,875
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	120,521	126,772
TOTAL U.S. GOVERNMENT AGENCY			325,147
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $359,461)			373,909
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	194,022	204,358
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (g)(h)	Aaa	1,465,909	92,650
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	105,492
Class B, 7.48% 2/1/08	A	80,000	83,934
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	70,000	67,361
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	133,613
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (f)(g)	-	320,000	248,800
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (f)(h)	Aaa	997,259	35,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (f)(g)	-	$ 250,000	$ 25,000
Series 1997-B Class E, 0% 9/15/19 (f)(g)	-	40,245	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (f)	BBB-	68,664	64,887
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	250,000	242,109
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (f)(g)	Baa3	180,000	169,425
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (f)(g)(h)	Aaa	1,330,000	53,824
LTC Commercial Mortgage pass thru certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	376,563
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	98,992	100,307
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (f)(g)	-	125,000	120,361
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	80,000	82,322
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (f)	Baa2	140,000	138,250
Class E2, 7.224% 12/15/10 (f)	Baa3	100,000	95,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,866,545)			2,440,837
Foreign Government and Government Agency Obligations (i) - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chilean Republic 7.125% 1/11/12	Baa1	$ 40,000	$ 40,940
Quebec Province 7.5% 9/15/29	A1	90,000	98,604
United Mexican States 9.875% 2/1/10	Baa3	80,000	89,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $222,540)			228,744
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $6,049,411)	6,049,411	6,049,411
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $389,377,506)		410,362,750
NET OTHER ASSETS - 0.9%		3,665,511
NET ASSETS - 100%		$ 414,028,261
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,586,557 or 2.3% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.3%	AAA, AA, A	4.3%
Baa	2.9%	BBB	2.8%
Ba	4.4%	BB	3.8%
B	9.0%	B	9.5%
Caa	1.0%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $463,750,862 and $483,721,132, respectively, of which long-term U.S. government and government agency obligations aggregated $26,874,123 and $35,888,561, respectively.

The market value of futures contracts opened and closed during the period amounted to $56,342,616 and $71,288,257, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,226 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $915,000 or 0.2% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,550,000. The weighted average interest rate was 2.2%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $393,366,800. Net unrealized appreciation aggregated $16,995,950, of which $37,407,570 related to appreciated investment securities and $20,411,620 related to depreciated investment securities.

The fund hereby designates approximately $16,008,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $54,724,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $389,377,506) - See accompanying schedule		$ 410,362,750
Cash		91,267
Receivable for investments sold		8,866,074
Receivable for fund shares sold		49,841
Dividends receivable		233,158
Interest receivable		1,529,385
Total assets		421,132,475
Liabilities
Payable for investments purchased	$ 6,367,167
Payable for fund shares redeemed	486,262
Accrued management fee	198,147
Distribution fees payable	1,858
Other payables and accrued expenses	50,780
Total liabilities		7,104,214
Net Assets		$ 414,028,261
Net Assets consist of:
Paid in capital		$ 440,338,834
Undistributed net investment income		12,720,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,016,956)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,985,441
Net Assets		$ 414,028,261
Initial Class: Net Asset Value, offering price and redemption price per share ($399,273,107 ÷ 31,801,411 shares)		$12.56
Service Class: Net Asset Value, offering price and redemption price per share ($9,542,346 ÷ 764,950 shares)		$12.47
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,212,808 ÷ 419,509 shares)		$12.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 3,856,533
Interest		10,319,128
Security lending		15,550
Total income		14,191,211
Expenses
Management fee	$ 2,515,093
Transfer agent fees	293,058
Distribution fees	22,063
Accounting and security lending fees	166,260
Non-interested trustees' compensation	1,519
Custodian fees and expenses	29,236
Audit	28,436
Legal	2,756
Interest	2,063
Miscellaneous	125,122
Total expenses before reductions	3,185,606
Expense reductions	(44,094)	3,141,512
Net investment income		11,049,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(56,459,132)
Foreign currency transactions	219
Futures contracts	(4,580,262)	(61,039,175)
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,246,218
Assets and liabilities in foreign currencies	(46)
Futures contracts	836,103	12,082,275
Net gain (loss)		(48,956,900)
Net increase (decrease) in net assets resulting from operations		$ (37,907,201)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 11,049,699	$ 14,340,647
Net realized gain (loss)	(61,039,175)	16,729,357
Change in net unrealized appreciation (depreciation)	12,082,275	(102,678,511)
Net increase (decrease) in net assets resulting from operations	(37,907,201)	(71,608,507)
Distributions to shareholders From net investment income	(13,343,864)	(11,727,781)
From net realized gain	(16,105,049)	(47,570,525)
Total distributions	(29,448,913)	(59,298,306)
Share transactions - net increase (decrease)	(16,320,571)	37,231,520
Total increase (decrease) in net assets	(83,676,685)	(93,675,293)
Net Assets
Beginning of period	497,704,946	591,380,239
End of period (including undistributed net investment income of $12,720,942 and $15,347,357, respectively)	$ 414,028,261	$ 497,704,946

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,648,332	$ 33,703,712	3,923,103	$ 63,060,473
Reinvested	2,071,741	28,507,157	3,619,549	58,129,957
Redeemed	(6,380,641)	(80,043,164)	(5,674,304)	(91,790,709)
Net increase (decrease)	(1,660,568)	$ (17,832,295)	1,868,348	$ 29,399,721
Service Class Sold	86,383	$ 1,109,889	313,089	$ 5,014,523
Reinvested	53,533	732,326	72,504	1,157,887
Redeemed	(244,489)	(3,021,914)	(108,353)	(1,714,212)
Net increase (decrease)	(104,573)	$ (1,179,699)	277,240	$ 4,458,198
Service Class 2 A Sold	262,678	$ 3,373,478	230,119	$ 3,591,200
Reinvested	15,343	209,431	655	10,461
Redeemed	(74,696)	(891,486)	(14,590)	(228,060)
Net increase (decrease)	203,325	$ 2,691,423	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 12,927,664		$ 11,501,649
Service Class		322,572		224,107
Service Class 2 A		93,628		2,025
Total		$ 13,343,864		$ 11,727,781
From net realized gain Initial Class		$ 15,579,493		$ 46,628,308
Service Class		409,753		933,781
Service Class 2 A		115,803		8,436
Total		$ 16,105,049		$ 47,570,525
		$ 29,448,913		$ 59,298,306

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Income from Investment Operations
Net investment income E	.32	.42	.40	.41	.36
Net realized and unrealized gain (loss)	(1.31)	(2.52)	2.04	2.19	2.92
Total from investment operations	(.99)	(2.10)	2.44	2.60	3.28
Less Distributions
From net investment income	(.39)	(.37)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	(.02)
Total distributions	(.86)	(1.87)	(1.09)	(1.93)	(.02)
Net asset value, end of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Total Return C, D	(7.39)%	(12.47)%	15.26%	17.57%	25.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.73%	.69%	.71%	.73%	.77%
Expenses net of voluntary waivers, if any	.73%	.69%	.71%	.73%	.77%
Expenses net of all reductions	.72%	.68%	.70%	.72%	.76%
Net investment income	2.55%	2.61%	2.38%	2.60%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399,273	$ 482,165	$ 580,555	$ 528,874	$ 483,231
Portfolio turnover rate	111%	147%	92%	98%	90%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income E	.31	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(1.32)	(2.50)	2.03	2.14	.34
Total from investment operations	(1.01)	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.37)	(.36)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	-
Total distributions	(.84)	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C, D	(7.57)%	(12.54)%	15.13%	17.18%	2.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.80%	.82%	.89%	.88% A
Expenses net of voluntary waivers, if any	.83%	.80%	.82%	.89%	.87% A
Expenses net of all reductions	.82%	.79%	.81%	.88%	.87% A
Net investment income	2.44%	2.50%	2.27%	2.65%	2.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,542	$ 12,449	$ 10,825	$ 3,165	$ 10
Portfolio turnover rate	111%	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income E	.28	.34
Net realized and unrealized gain (loss)	(1.30)	(1.96)
Total from investment operations	(1.02)	(1.62)
Less Distributions
From net investment income	(.38)	(.36)
From net realized gain	(.47)	(1.50)
Total distributions	(.85)	(1.86)
Net asset value, end of period	$ 12.43	$ 14.30
Total Return B, C, D	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.00%	.97% A
Expenses net of all reductions	.99%	.95% A
Net investment income	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,213	$ 3,091
Portfolio turnover rate	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Initial Class	-1.58%	7.20%	8.53%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,733 - a 77.33% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended December 31, 2001, the fund beat the Fidelity Balanced 60/40 Composite Index and the variable annuity balanced funds average tracked by Lipper Inc., which declined 3.71% and 2.87%, respectively.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. We benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I reduced the position and added more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten down in the March-April time frame, and again in September.

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I eliminated Nortel and Oracle from the portfolio during the period. Having ample exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. Good examples are Microsoft and Philip Morris, which benefited from a new product cycle and waning tobacco litigation concerns, respectively. On the down side, I was disappointed with the results of our financial holdings. Underweighting banks hurt us during a period of falling interest rates, as did prematurely overweighting brokers such as Charles Schwab and diversified financials, such as American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the yield curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that equity valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Note to shareholders: Effective February 6, 2002, Louis Salemy became Lead Portfolio Manager of Balanced Portfolio.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2001, more than $306 million

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 54.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	29,300	$ 400,238
TRW, Inc.	9,100	337,064
		737,302
Automobiles - 0.1%
Ford Motor Co.	24,600	386,712
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	12,800	473,728
McDonald's Corp.	12,700	336,169
		809,897
Household Durables - 1.0%
Black & Decker Corp.	14,300	539,539
Maytag Corp.	14,900	462,347
Mohawk Industries, Inc. (a)	21,900	1,201,872
Whirlpool Corp.	10,400	762,632
		2,966,390
Media - 2.9%
AOL Time Warner, Inc. (a)	49,512	1,589,335
Clear Channel Communications, Inc. (a)	17,200	875,652
Liberty Media Corp. Class A (a)	45,700	639,800
McGraw-Hill Companies, Inc.	24,900	1,518,402
NTL, Inc. warrants 10/14/08 (a)	199	2
Omnicom Group, Inc.	16,500	1,474,275
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	0
Viacom, Inc. Class B (non-vtg.) (a)	48,611	2,146,158
Walt Disney Co.	28,100	582,232
		8,825,856
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	21,400	949,732
Dillard's, Inc. Class A	31,200	499,200
Federated Department Stores, Inc. (a)	13,400	548,060
JCPenney Co., Inc.	22,900	616,010
Target Corp.	19,100	784,055
Wal-Mart Stores, Inc.	77,200	4,442,860
		7,839,917
Specialty Retail - 1.7%
Best Buy Co., Inc. (a)	6,300	469,224
Gap, Inc.	27,200	379,168
Home Depot, Inc.	38,750	1,976,638
Lowe's Companies, Inc.	31,200	1,447,992
Mothers Work, Inc. (a)(m)	3	28
Staples, Inc. (a)	52,400	979,880
		5,252,930
TOTAL CONSUMER DISCRETIONARY		26,819,004

	Shares	Value (Note 1)
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	12,500	$ 565,125
PepsiCo, Inc.	30,700	1,494,783
The Coca-Cola Co.	32,000	1,508,800
		3,568,708
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	30,392	153,784
Food Products - 0.3%
Kraft Foods, Inc. Class A	14,300	486,629
Sara Lee Corp.	16,100	357,903
		844,532
Household Products - 0.8%
Colgate-Palmolive Co.	5,900	340,725
Kimberly-Clark Corp.	12,100	723,580
Procter & Gamble Co.	17,800	1,408,514
		2,472,819
Personal Products - 1.1%
Gillette Co.	100,100	3,343,340
Tobacco - 1.2%
Philip Morris Companies, Inc.	79,100	3,626,735
TOTAL CONSUMER STAPLES		14,009,918
ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	15,300	557,991
BJ Services Co. (a)	19,000	616,550
Diamond Offshore Drilling, Inc.	10,200	310,080
Nabors Industries, Inc. (a)	18,600	638,538
Schlumberger Ltd. (NY Shares)	9,300	511,035
		2,634,194
Oil & Gas - 2.0%
ChevronTexaco Corp.	14,700	1,317,267
Conoco, Inc.	24,700	699,010
Exxon Mobil Corp.	91,532	3,597,208
Royal Dutch Petroleum Co. (NY Shares)	11,000	539,220
		6,152,705
TOTAL ENERGY		8,786,899
FINANCIALS - 8.3%
Banks - 1.8%
Bank of America Corp.	35,600	2,241,020
FleetBoston Financial Corp.	19,700	719,050
Pacific Century Financial Corp.	46,200	1,196,118
U.S. Bancorp, Delaware	15,300	320,229
Wells Fargo & Co.	25,000	1,086,250
		5,562,667
Diversified Financials - 5.3%
American Express Co.	37,000	1,320,530
Bear Stearns Companies, Inc.	11,900	697,816
Charles Schwab Corp.	86,550	1,338,929
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Citigroup, Inc.	91,600	$ 4,623,968
Fannie Mae	20,500	1,629,750
Freddie Mac	14,100	922,140
Goldman Sachs Group, Inc.	7,400	686,350
Household International, Inc.	8,800	509,872
J.P. Morgan Chase & Co.	9,600	348,960
Merrill Lynch & Co., Inc.	42,300	2,204,676
Morgan Stanley Dean Witter & Co.	34,200	1,913,148
		16,196,139
Insurance - 1.2%
American International Group, Inc.	48,150	3,823,110
TOTAL FINANCIALS		25,581,916
HEALTH CARE - 8.4%
Biotechnology - 0.4%
Amgen, Inc. (a)	20,900	1,179,596
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc.	47,000	211,500
Becton, Dickinson & Co.	27,000	895,050
Biomet, Inc.	16,200	500,580
Guidant Corp. (a)	21,900	1,090,620
Medtronic, Inc.	20,900	1,070,289
St. Jude Medical, Inc. (a)	13,000	1,009,450
Viasys Healthcare, Inc. (a)	1,066	21,544
Zimmer Holdings, Inc. (a)	20,440	624,238
		5,423,271
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	9,000	581,940
McKesson Corp.	25,500	953,700
		1,535,640
Pharmaceuticals - 5.8%
Abbott Laboratories	13,800	769,350
Allergan, Inc.	12,300	923,115
American Home Products Corp.	44,900	2,755,064
Barr Laboratories, Inc. (a)	6,000	476,160
Bristol-Myers Squibb Co.	48,000	2,448,000
Eli Lilly & Co.	12,500	981,750
Johnson & Johnson	38,600	2,281,260
Merck & Co., Inc.	18,000	1,058,400
Pfizer, Inc.	105,300	4,196,205
Pharmacia Corp.	12,000	511,800
Schering-Plough Corp.	38,100	1,364,361
		17,765,465
TOTAL HEALTH CARE		25,903,972
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.1%
Boeing Co.	9,400	364,532

	Shares	Value (Note 1)
Building Products - 0.4%
Masco Corp.	43,700	$ 1,070,650
Electrical Equipment - 0.1%
Emerson Electric Co.	5,700	325,470
Industrial Conglomerates - 3.4%
General Electric Co.	161,400	6,468,912
Minnesota Mining & Manufacturing Co.	11,000	1,300,310
Tyco International Ltd.	42,170	2,483,813
		10,253,035
Machinery - 1.5%
Albany International Corp. Class A	20,700	449,190
Danaher Corp.	18,900	1,139,859
Eaton Corp.	10,000	744,100
Illinois Tool Works, Inc.	18,400	1,246,048
Ingersoll-Rand Co.	14,200	593,702
Milacron, Inc.	30,500	482,205
		4,655,104
Road & Rail - 0.3%
ANC Rental Corp. (a)	462	1
Norfolk Southern Corp.	16,000	293,280
Union Pacific Corp.	12,300	701,100
		994,381
TOTAL INDUSTRIALS		17,663,172
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)	57,900	1,048,569
Motorola, Inc.	34,300	515,186
		1,563,755
Computers & Peripherals - 1.1%
Dell Computer Corp. (a)	43,000	1,168,740
International Business Machines Corp.	18,900	2,286,144
		3,454,884
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	20,700	590,157
Amphenol Corp. Class A (a)	10,800	518,940
Arrow Electronics, Inc. (a)	18,600	556,140
Avnet, Inc.	25,882	659,215
AVX Corp.	17,500	412,825
Insilco Corp. warrants 8/15/07 (a)	60	1
Millipore Corp.	9,300	564,510
Tektronix, Inc. (a)	14,100	363,498
Thermo Electron Corp.	7,300	174,178
Vishay Intertechnology, Inc. (a)	17,500	341,250
		4,180,714
Semiconductor Equipment & Products - 5.0%
Applied Materials, Inc. (a)	8,800	352,880
ASML Holding NV (NY Shares) (a)	27,800	473,990
Cypress Semiconductor Corp. (a)	23,000	458,390
Fairchild Semiconductor International, Inc. Class A (a)	46,200	1,302,840
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Helix Technology, Inc.	16,900	$ 381,095
Integrated Circuit Systems, Inc. (a)	26,000	587,340
Intel Corp.	91,100	2,865,095
Intersil Corp. Class A (a)	34,400	1,109,400
LAM Research Corp. (a)	26,200	608,364
LTX Corp. (a)	19,000	397,860
Micron Technology, Inc. (a)	48,200	1,494,200
National Semiconductor Corp. (a)	18,800	578,852
NVIDIA Corp. (a)	29,100	1,946,790
Photronics, Inc. (a)	15,300	479,655
Teradyne, Inc. (a)	70,800	2,133,912
		15,170,663
Software - 2.7%
Computer Associates International, Inc.	21,500	741,535
Microsoft Corp. (a)	115,400	7,645,250
		8,386,785
TOTAL INFORMATION TECHNOLOGY		32,756,801
MATERIALS - 2.5%
Chemicals - 1.3%
Dow Chemical Co.	27,900	942,462
E.I. du Pont de Nemours & Co.	23,504	999,155
Ecolab, Inc.	10,200	410,550
Praxair, Inc.	28,200	1,558,050
		3,910,217
Metals & Mining - 0.9%
Alcan, Inc.	22,600	811,504
Alcoa, Inc.	54,800	1,948,140
		2,759,644
Paper & Forest Products - 0.3%
Georgia-Pacific Group	8,300	229,163
International Paper Co.	19,400	782,790
		1,011,953
TOTAL MATERIALS		7,681,814
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	57,804	1,048,565
BellSouth Corp.	64,600	2,464,490
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	102
warrants 1/15/07 (CV ratio .6) (a)	50	18
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	0
Ono Finance PLC rights 5/31/09 (a)(g)	210	420

	Shares	Value (Note 1)
Qwest Communications International, Inc.	21,700	$ 306,621
SBC Communications, Inc.	59,770	2,341,191
Verizon Communications, Inc.	33,200	1,575,672
		7,737,079
TOTAL COMMON STOCKS (Cost $142,976,938)		166,940,575
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	100	110,575
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc. Series M, $11.125	5,466	583,496
PRIMEDIA, Inc. Series F, $9.20	4,135	198,480
		781,976
FINANCIALS - 0.1%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	47,588
Real Estate - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	8,000	198,000
TOTAL FINANCIALS		245,588
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	255	259,295
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,286,859
TOTAL PREFERRED STOCKS (Cost $1,479,751)		1,397,434
Corporate Bonds - 15.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	$ 170,000	190,205
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	330,000	175,725
			365,930
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	$ 50,000	$ 58,250
TOTAL INFORMATION TECHNOLOGY			424,180
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	200,000	120,760
TOTAL CONVERTIBLE BONDS			544,940
Nonconvertible Bonds - 14.9%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	40,000	34,800
Meritor Automotive, Inc. 6.8% 2/15/09	Baa3	200,000	184,000
			218,800
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	178,500
Alliance Gaming Corp. 10% 8/1/07	B3	100,000	104,000
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	230,000	234,600
Extended Stay America, Inc. 9.875% 6/15/11	B2	95,000	97,850
HMH Properties, Inc. 7.875% 8/1/08	Ba3	100,000	92,000
International Game Technology:
7.875% 5/15/04	Ba1	30,000	30,975
8.375% 5/15/09	Ba1	205,000	215,250
ITT Corp. 6.75% 11/15/05	Ba1	60,000	57,600
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	82,800
MGM Mirage, Inc. 8.375% 2/1/11	Ba1	180,000	176,850
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	210,000	203,700
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	40,000	32,400
Six Flags, Inc. 9.5% 2/1/09	B3	170,000	172,550
Station Casinos, Inc. 8.375% 2/15/08	Ba3	100,000	102,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	$ 150,000	$ 157,125
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	100,000	101,500
			2,039,700
Household Durables - 0.1%
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	150,000	150,000
KB Home 8.625% 12/15/08	Ba3	60,000	60,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	160,000	164,800
			374,800
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	Ba3	150,000	139,500
Media - 1.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	190,000	182,400
Adelphia Communications Corp.:
10.25% 11/1/06	B2	30,000	30,300
10.25% 6/15/11	B2	280,000	277,200
10.875% 10/1/10	B2	230,000	234,025
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	650,000	671,327
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	485,000	341,925
8.25% 4/1/07	B2	180,000	172,800
10.75% 10/1/09	B2	70,000	73,500
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	115,000	126,262
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	460,000	105,800
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	161,000	140,070
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	519,890
News America, Inc. 7.28% 6/30/28	Baa3	200,000	186,234
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	220,000	226,600
NTL, Inc. 0% 4/1/08 (e)	B3	260,000	70,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	168,300
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	200,000	116,000
Quebecor Media, Inc. 11.125% 7/15/11	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc. 8.875% 7/1/11	B3	$ 220,000	$ 228,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	70,000	65,800
Telewest PLC yankee 11% 10/1/07	B2	435,000	308,850
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	169,677
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	1,017,699
UIH Australia/Pacific, Inc.:
14% 5/15/06 (d)	Ca	380,000	19,000
14% 5/15/06 (d)	Ca	30,000	1,500
Yell Finance BV 0% 8/1/11 (e)	B2	130,000	76,700
			5,658,059
Multiline Retail - 0.2%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	20,000	17,800
6.5% 6/15/02	Ba2	100,000	99,250
6.9% 8/15/26	Ba2	50,000	49,000
7.375% 6/15/04	Ba2	20,000	19,400
7.375% 8/15/08	Ba2	35,000	33,775
7.4% 4/1/37	Ba2	20,000	19,500
7.6% 4/1/07	Ba2	10,000	9,800
7.95% 4/1/17	Ba2	15,000	13,275
Kmart Corp. 12.5% 3/1/05	Ba2	280,000	260,400
			522,200
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (g)	Ba2	110,000	112,200
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	100,000	105,500
TOTAL CONSUMER DISCRETIONARY			9,170,759
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	220,000	224,400
Cott Corp. yankee 9.375% 7/1/05	-	180,000	181,800
			406,200
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	300,000	316,848
Kroger Co. 8.05% 2/1/10	Baa3	225,000	246,020

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Rite Aid Corp.:
11.25% 7/1/08	Caa2	$ 40,000	$ 38,000
12.5% 9/15/06	B-	215,000	220,913
			821,781
Food Products - 0.1%
Dean Foods Co.:
6.625% 5/15/09	Baa2	40,000	36,000
6.75% 6/15/05	Baa2	50,000	49,750
8.15% 8/1/07	Baa2	130,000	127,400
			213,150
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	44,471
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	500,000	524,740
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	206,028
			730,768
TOTAL CONSUMER STAPLES			2,216,370
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	150,000	147,314
Chesapeake Energy Corp. 8.125% 4/1/11	B1	360,000	347,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	210,000	193,200
10% 11/1/08 (g)	Ba3	180,000	189,000
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	194,757
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	150,000	152,250
			1,223,921
FINANCIALS - 5.0%
Banks - 1.0%
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	494,650
BankBoston Corp. 6.625% 2/1/04	A2	200,000	210,220
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	145,000	161,540
Capital One Bank 6.375% 2/15/03	Baa2	250,000	253,930
First Union Corp. 7.55% 8/18/05	A1	715,000	775,089
FleetBoston Financial Corp. 7.25% 9/15/05	A1	275,000	295,980
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	176,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 80,000	$ 84,426
7.375% 9/17/04	Baa2	160,000	170,333
MBNA Corp. 6.34% 6/2/03	Baa2	100,000	101,171
PNC Funding Corp. 5.75% 8/1/06	A2	155,000	157,248
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	Aa3	145,000	146,821
8.817% 3/31/49	A1	120,000	130,056
			3,158,162
Diversified Financials - 3.4%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	250,000	249,665
Alliance Capital Management LP 5.625% 8/15/06	A2	150,000	149,595
American Gen. Finance Corp. 5.875% 7/14/06	A1	500,000	516,850
Amvescap PLC yankee 6.6% 5/15/05	A2	100,000	102,948
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	230,000	242,650
Associates Corp. of North America 6% 7/15/05	Aa1	250,000	258,188
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	300,000	313,767
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	205,000	212,688
CanWest Media, Inc. 10.625% 5/15/11	B2	225,000	238,500
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	187,990
Citigroup, Inc. 7.25% 10/1/10	Aa2	400,000	429,052
Conoco Funding Co.:
6.35% 10/15/11	Baa1	170,000	172,191
7.25% 10/15/31	Baa1	125,000	131,710
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	55,000	56,374
5.25% 6/15/04	A3	25,000	25,477
5.5% 8/1/06	A3	170,000	169,573
6.85% 6/15/04	A3	245,000	257,561

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	$ 170,000	$ 172,506
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	100,000	101,266
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	250,000	243,655
Ford Motor Credit Co.:
6.5% 1/25/07	A2	190,000	185,687
6.875% 2/1/06	A2	150,000	149,948
7.375% 10/28/09	A2	650,000	641,732
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	220,000	224,299
6.75% 1/15/06	A2	80,000	81,026
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	200,000	208,478
Household Finance Corp.:
6.5% 1/24/06	A2	75,000	77,107
8% 5/9/05	A2	75,000	80,693
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	200,000	230,990
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	350,000	382,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	185,000	189,636
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	150,000	156,360
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	140,000	145,138
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	200,000	207,328
7.875% 11/15/10	Baa2	315,000	325,776
Popular North America, Inc. 6.125% 10/15/06	A3	220,000	212,916
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	190,000	167,200
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	200,000	204,364
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	250,000	254,143
Sprint Capital Corp. 6.875% 11/15/28	Baa1	390,000	356,729
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	150,000	161,250
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	200,077
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	102,000
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	160,000	156,893
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	$ 300,000	$ 333,102
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	213,156
			10,400,434
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	130,000	128,755
The Chubb Corp. 6.8% 11/15/31	Aa3	300,000	293,550
			422,305
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	15,000	15,423
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	523,290
EOP Operating LP 6.625% 2/15/05	Baa1	200,000	207,284
ERP Operating LP 7.1% 6/23/04	A3	200,000	209,834
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	152,675
ProLogis Trust 6.7% 4/15/04	Baa1	55,000	56,760
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	60,000	60,600
			1,327,231
TOTAL FINANCIALS			15,308,132
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (g)	B2	160,000	172,800
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	230,000	238,050
DaVita, Inc. 9.25% 4/15/11	B2	205,000	217,300
HCA, Inc. 7.125% 6/1/06	Ba1	180,000	183,150
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	17,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
6.5% 3/15/08	B1	$ 140,000	$ 121,800
Unilab Corp. 12.75% 10/1/09	B3	46,000	53,360
			830,860
TOTAL HEALTH CARE			1,003,660
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	Baa3	500,000	543,085
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	70,000	60,401
7.73% 9/15/12	Ba2	22,860	16,954
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	70,000	68,711
7.92% 5/18/12	Baa1	50,000	46,999
			193,065
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	360,000	360,000
Commercial Services & Supplies - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,600
Iron Mountain, Inc. 8.75% 9/30/09	B2	130,000	133,900
			171,500
Machinery - 0.1%
Case Corp. 7.25% 1/15/16	Ba2	100,000	71,500
Terex Corp. 9.25% 7/15/11 (g)	B2	50,000	50,000
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	250,000	238,998
			360,498
Marine - 0.0%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	100,000	102,500
8.875% 7/15/11	Ba2	50,000	51,250
			153,750
Road & Rail - 0.2%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	500,800
TOTAL INDUSTRIALS			2,282,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11 (g)	A3	$ 225,000	$ 227,448
SpectraSite Holdings, Inc. 12.5% 11/15/10	B3	170,000	86,700
			314,148
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	120,000	118,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	100,000	105,500
			223,700
Office Electronics - 0.1%
Xerox Corp. 7.2% 4/1/16	A2	280,000	224,000
TOTAL INFORMATION TECHNOLOGY			761,848
MATERIALS - 0.5%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	30,000	31,350
IMC Global, Inc. 10.875% 6/1/08	Ba1	110,000	117,150
Methanex Corp. yankee 7.4% 8/15/02	Ba1	325,000	325,000
Sterling Chemicals, Inc. 12.375% 7/15/06 (d)	-	100,000	84,000
			557,500
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	170,000	180,200
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	10,000	9,400
7.35% 5/15/08	B3	190,000	170,050
Sealed Air Corp.:
6.95% 5/15/09 (g)	Baa3	200,000	190,000
8.75% 7/1/08 (g)	Baa3	50,000	49,500
			599,150
Metals & Mining - 0.1%
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	30,000	31,050
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	109,000	116,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	185,000	178,525
			326,478
TOTAL MATERIALS			1,483,128

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
American Cellular Corp. 9.5% 10/15/09	B2	$ 190,000	$ 185,250
AT&T Corp.:
6.5% 3/15/29	A3	575,000	502,280
8% 11/15/31 (g)	A3	100,000	103,226
British Telecommunications PLC:
8.375% 12/15/10	Baa1	100,000	110,486
8.875% 12/15/30	Baa1	250,000	286,885
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	700,000	764,358
Citizens Communications Co.:
8.5% 5/15/06	Baa2	165,000	175,207
9% 8/15/31 (g)	Baa2	105,000	114,579
Hyperion Telecommunications, Inc. 12% 11/1/07	C	190,000	1,900
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	B1	150,000	156,750
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	457,000	461,447
NTL Communications Corp. 11.5% 10/1/08	B3	60,000	18,600
Ono Finance PLC 13% 5/1/09	Caa1	265,000	193,450
SBC Communications, Inc. 5.75% 5/2/06	Aa3	510,000	522,031
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	222,600
Telefonica Europe BV 8.25% 9/15/30	A2	465,000	507,259
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	450,000	471,375
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	136,000	114,524
TELUS Corp. yankee 7.5% 6/1/07	Baa2	670,000	697,396
Triton PCS, Inc. 9.375% 2/1/11	B3	300,000	309,750
			5,919,353
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	150,000	113,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	890,000	925,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	211,000	139,260
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	$ 600,000	$ 423,000
Powertel, Inc. 11.125% 6/1/07	Baa1	160,000	171,200
			1,772,310
TOTAL TELECOMMUNICATION SERVICES			7,691,663
UTILITIES - 1.6%
Electric Utilities - 1.1%
AES Corp.:
8% 12/31/08	Ba1	405,000	336,150
9.375% 9/15/10	Ba1	185,000	161,875
9.5% 6/1/09	Ba1	20,000	17,600
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	290,667
CMS Energy Corp. 8.375% 7/1/03	Ba3	220,000	217,800
Detroit Edison Co. 6.125% 10/1/10	A3	165,000	161,522
FirstEnergy Corp. 6.45% 11/15/11	Baa2	150,000	145,596
Hydro-Quebec 6.3% 5/11/11	A1	700,000	711,970
Illinois Power Co. 7.5% 6/15/09	Baa2	150,000	143,094
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	495,852
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,767
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	153,600
6.25% 3/1/04	B3	60,000	57,600
6.75% 10/1/23	B3	170,000	163,200
Southern California Edison Co. 8.95% 11/3/03 (d)	Caa2	200,000	202,000
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	39,303
			3,379,596
Gas Utilities - 0.4%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	70,000	70,994
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	197,219
7.625% 11/15/10	A3	135,000	146,602

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	$ 500,000	$ 521,530
Sempra Energy 7.95% 3/1/10	A2	95,000	97,321
			1,033,666
Multi-Utilities - 0.1%
Enron Corp. 7.375% 5/15/19 (d)	Ca	110,000	20,900
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	110,000	114,400
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	170,000	167,280
7.5% 1/15/31	Baa2	70,000	67,784
			370,364
TOTAL UTILITIES			4,783,626
TOTAL NONCONVERTIBLE BONDS			45,925,805
TOTAL CORPORATE BONDS (Cost $46,850,167)			46,470,745
U.S. Government and Government Agency Obligations - 7.0%

U.S. Government Agency Obligations - 1.3%
Fannie Mae:
5.25% 6/15/06	Aaa	530,000	539,688
5.5% 5/2/06	Aa2	350,000	356,780
6.25% 2/1/11	Aa2	165,000	167,604
7.125% 6/15/10	Aaa	320,000	350,899
7.25% 5/15/30	Aaa	1,383,000	1,547,367
Freddie Mac:
5.75% 3/15/09	Aaa	700,000	712,796
6.75% 3/15/31	Aaa	400,000	424,188
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	2,483	2,544
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,101,866
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	1,000,000	999,955
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	530,000	560,973
11.25% 2/15/15	Aaa	845,000	1,296,416
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	280,000	269,850
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.625% 8/31/03	Aaa	$ 500,000	$ 506,955
4.75% 11/15/08	Aaa	80,000	79,650
5% 8/15/11	Aaa	1,410,000	1,405,587
5.75% 11/30/02	Aaa	5,680,000	5,870,791
5.75% 11/15/05	Aaa	5,800,000	6,125,322
6.5% 10/15/06	Aaa	220,000	239,250
TOTAL U.S. TREASURY OBLIGATIONS			17,354,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,296,930)			21,456,615
U.S. Government Agency - Mortgage Securities - 9.9%

Fannie Mae - 6.6%
5.5% 2/1/11 to 11/1/16	Aaa	406,587	401,271
6% 4/1/09 to 1/1/29	Aaa	1,451,995	1,441,196
6% 1/1/31 (h)	Aaa	4,993,986	4,886,303
6.5% 11/1/25 to 11/1/31	Aaa	9,462,821	9,480,447
7% 12/1/24 to 2/1/28	Aaa	926,385	946,962
7.5% 5/1/15 to 8/1/28	Aaa	2,428,274	2,519,208
8% 1/1/26	Aaa	555,077	585,956
TOTAL FANNIE MAE			20,261,343
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	235,256	244,003
Government National Mortgage Association - 3.2%
6.5% 10/15/27 to 8/15/28	Aaa	4,094,176	4,110,378
7% 1/15/28 to 7/15/31	Aaa	1,303,397	1,331,414
7% 1/1/31 (h)	Aaa	900,000	918,281
7% 1/1/32 (h)	Aaa	2,613,209	2,666,290
7.5% 6/15/27 to 3/15/28	Aaa	769,414	797,711
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			9,824,074
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $29,996,940)			30,329,420
Asset-Backed Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust:
2.43% 12/15/08 (j)	A1	$ 200,000	$ 198,906
6.1% 12/15/06	A1	200,000	208,853
Capital One Master Trust:
2.45% 4/16/07 (j)	A2	200,000	199,694
5.45% 3/16/09	Aaa	400,000	404,563
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	65,000	66,033
5.07% 2/15/08	Aaa	430,000	434,166
Discover Card Master Trust I 5.75% 12/15/08	Aaa	600,000	615,839
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	100,000	102,488
5.71% 9/15/05	A2	90,000	92,760
7.03% 11/15/03	Aaa	145,000	147,039
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	270,000	275,611
5.09% 10/18/06	Aaa	145,000	147,764
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	205,570
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	200,000	198,781
6.75% 9/16/09	Aaa	365,000	387,698
7.5% 11/15/07	A2	200,000	211,813
TOTAL ASSET-BACKED SECURITIES (Cost $3,805,071)			3,897,578
Commercial Mortgage Securities - 1.1%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	417,882	416,576
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	536,627
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	223,060
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	538,133
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	$ 500,000	$ 520,313
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(j)	Baa3	500,000	470,625
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(j)(k)	Aaa	4,900,000	198,297
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	511,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,334,768)			3,415,037
Foreign Government and Government Agency Obligations (l) - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	160,000	163,760
Malaysian Government yankee 8.75% 6/1/09	Baa2	50,000	56,124
Ontario Province 6% 2/21/06	Aa3	200,000	208,976
Quebec Province:
yankee 7.125% 2/9/24	A1	30,000	31,812
7.5% 9/15/29	A1	530,000	580,668
United Mexican States:
8.5% 2/1/06	Baa3	175,000	187,425
9.875% 2/1/10	Baa3	200,000	223,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,432,482)			1,451,765
Floating Rate Loans - 0.1%

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (j)	Ba3	157,094	155,523
Tranche C term loan 4.9194% 7/21/07 (j)	Ba3	188,513	186,628
TOTAL FLOATING RATE LOANS (Cost $330,059)			342,151
Money Market Funds - 12.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	39,506,837	$ 39,506,837
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	95,495	95,495
TOTAL MONEY MARKET FUNDS (Cost $39,602,332)		39,602,332
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $291,105,438)	315,303,652
NET OTHER ASSETS - (2.8)%	(8,443,388)
NET ASSETS - 100%	$ 306,860,264
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
41 S&P 500 Index Contracts	March 2002	$ 11,779,300	$ 316,479
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,756,484 or 2.2% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $999,955.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(l) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.2%	AAA, AA, A	21.4%
Baa	4.8%	BBB	5.2%
Ba	2.3%	BB	2.4%
B	2.7%	B	2.7%
Caa	0.3%	CCC	0.4%
Ca, C	0.1%	CC, C	0.1%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment securities.

Purchases and sales of securities, other than short-term securities, aggregated $352,572,860 and $336,440,393, respectively, of which long-term U.S. government and government agency obligations aggregated $176,940,330 and $188,453,572, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,533,184 and $48,154,406, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,903 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28 or 0% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $342,151 or 0.1% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $292,566,567. Net unrealized appreciation aggregated $22,737,085, of which $32,292,873 related to appreciated investment securities and $9,555,788 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,626,000 of which $1,350,000 and $11,276,000 will expire on December 31, 2008 and 2009, respectively.

Balanced Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $95,495) (cost $291,105,438) - See accompanying schedule		$ 315,303,652
Cash		158,195
Receivable for investments sold		469,698
Receivable for fund shares sold		268,646
Dividends receivable		176,859
Interest receivable		1,337,360
Other receivables		174
Total assets		317,714,584
Liabilities
Payable for investments purchased Regular delivery	$ 1,921,344
Delayed delivery	8,443,621
Payable for fund shares redeemed	110,657
Accrued management fee	109,156
Distribution fees payable	5,535
Payable for daily variation on futures contracts	103,525
Other payables and accrued expenses	64,987
Collateral on securities loaned, at value	95,495
Total liabilities		10,854,320
Net Assets		$ 306,860,264
Net Assets consist of:
Paid in capital		$ 288,118,908
Undistributed net investment income		8,952,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,725,666)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,514,169
Net Assets		$ 306,860,264
Initial Class: Net Asset Value, offering price and redemption price per share ($264,608,053 ÷ 19,290,852 shares)		$13.72
Service Class: Net Asset Value, offering price and redemption price per share ($25,454,620 ÷ 1,862,877 shares)		$13.66
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,797,591 ÷ 1,234,178 shares)		$13.61

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 2,046,364
Interest		8,556,652
Security lending		2,474
Total income		10,605,490
Expenses
Management fee	$ 1,239,932
Transfer agent fees	197,296
Distribution fees	52,794
Accounting and security lending fees	113,867
Non-interested trustees' compensation	986
Custodian fees and expenses	25,031
Audit	30,498
Legal	2,243
Miscellaneous	30,282
Total expenses before reductions	1,692,929
Expense reductions	(39,926)	1,653,003
Net investment income		8,952,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,355,839)
Foreign currency transactions	(81)
Futures contracts	(1,915,957)	(11,271,877)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,338,941)
Assets and liabilities in foreign currencies	(134)
Futures contracts	316,479	(2,022,596)
Net gain (loss)		(13,294,473)
Net increase (decrease) in net assets resulting from operations		$ (4,341,986)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,952,487	$ 9,644,723
Net realized gain (loss)	(11,271,877)	(1,922,754)
Change in net unrealized appreciation (depreciation)	(2,022,596)	(21,477,945)
Net increase (decrease) in net assets resulting from operations	(4,341,986)	(13,755,976)
Distributions to shareholders From net investment income	(10,202,857)	(10,025,969)
From net realized gain	-	(7,315,617)
In excess of net realized gain	-	(1,053,621)
Total distributions	(10,202,857)	(18,395,207)
Share transactions - net increase (decrease)	38,243,415	(37,111,951)
Total increase (decrease) in net assets	23,698,572	(69,263,134)
Net Assets
Beginning of period	283,161,692	352,424,826
End of period (including undistributed net investment income of $8,952,853 and $9,715,285, respectively)	$ 306,860,264	$ 283,161,692
Other Information:	Year ended December 31, 2001		Year ended December 31, 2000
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	4,491,272	$ 61,013,674	1,794,450	$ 26,671,199
Reinvested	636,973	9,051,388	1,146,173	16,906,054
Redeemed	(3,194,837)	(43,357,523)	(5,917,870)	(88,897,596)
Net increase (decrease)	1,933,408	$ 26,707,539	(2,977,247)	$ (45,320,343)
Service Class Sold	478,642	$ 6,436,065	354,608	$ 5,304,117
Reinvested	66,778	946,241	100,855	1,483,572
Redeemed	(597,940)	(8,040,756)	(236,923)	(3,533,009)
Net increase (decrease)	(52,520)	$ (658,450)	218,540	$ 3,254,680
Service Class 2 A Sold	997,411	$ 13,467,721	335,010	$ 4,970,459
Reinvested	14,524	205,228	380	5,581
Redeemed	(111,657)	(1,478,623)	(1,490)	(22,328)
Net increase (decrease)	900,278	$ 12,194,326	333,900	$ 4,953,712
Distributions From net investment income Initial Class		$ 9,051,388		$ 9,221,484
Service Class		946,241		801,470
Service Class 2 A		205,228		3,015
Total		$ 10,202,857		$ 10,025,969
From net realized gain Initial Class		$ -		$ 6,717,143
Service Class		-		596,231
Service Class 2 A		-		2,243
Total		$ -		$ 7,315,617
In excess of net realized gain Initial Class		$ -		$ 967,427
Service Class		-		85,871
Service Class 2 A		-		323
Total		$ -		$ 1,053,621
		$ 10,202,857		$ 18,395,207

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Income from Investment Operations
Net investment income E	.42	.48	.45	.44	.44
Net realized and unrealized gain (loss)	(.63)	(1.15)	.24	2.00	2.22
Total from investment operations	(.21)	(.67)	.69	2.44	2.66
Less Distributions
From net investment income	(.52)	(.48)	(.37)	(.36)	(.31)
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.52)	(.88)	(.80)	(.91)	(.31)
Net asset value, end of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Total Return C, D	(1.58)%	(4.30)%	4.55%	17.64%	22.18%
Ratios to Average Net Assets G
Expenses before expense reductions	.57%	.58%	.57%	.59%	.61%
Expenses net of voluntary waivers, if any	.57%	.58%	.57%	.59%	.61%
Expenses net of all reductions	.55%	.56%	.55%	.58%	.60%
Net investment income	3.11%	3.18%	2.87%	2.94%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,608	$ 250,802	$ 325,371	$ 307,681	$ 214,538
Portfolio turnover rate	126%	126%	108%	94%	98%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income E	.41	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(.64)	(1.14)	.24	1.98	.35
Total from investment operations	(.23)	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.50)	(.47)	(.37)	(.36)	-
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C, D	(1.72)%	(4.38)%	4.43%	17.27%	3.04%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.68%	.67%	.70%	.71% A
Expenses net of voluntary waivers, if any	.67%	.68%	.67%	.70%	.71% A
Expenses net of all reductions	.65%	.66%	.66%	.69%	.71% A
Net investment income	3.01%	3.08%	2.77%	2.79%	3.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,455	$ 27,563	$ 27,054	$ 9,562	$ 10
Portfolio turnover rate	126%	126%	108%	94%	98%
Selected Per-Share Data

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income E	.38	.40
Net realized and unrealized gain (loss)	(.63)	(.75)
Total from investment operations	(.25)	(.35)
Less Distributions
From net investment income	(.51)	(.47)
From net realized gain	-	(.35)
In excess of net realized gain	-	(.05)
Total distributions	(.51)	(.87)
Net asset value, end of period	$ 13.61	$ 14.37
Total Return B, C, D	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.85% A
Expenses net of all reductions	.81%	.83% A
Net investment income	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,798	$ 4,797
Portfolio turnover rate	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-8.75%	10.11%	9.88%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,025 - a 60.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy,
Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months ending December 31, 2001, the fund beat the -11.89% return of the Standard & Poor's 500 Index while trailing the -7.19% mark of the Lipper variable annuity growth & income funds average.

Q. Why did the fund outperform the index but lag the Lipper average during the period?

A. Underweighting technology and health care helped the fund outperform the S&P 500. Although underweighting technology hurt the fund's comparative performance during the relatively strong second and fourth quarters, it was a positive influence for the period overall because of the extremely weak first and third quarters, the latter of which included the downdraft resulting from the September 11 terrorist attacks. In the health care sector, drug stocks languished for most of 2001 because of a lull in new product development and branded drugs' rapid loss of market share to generics. Underweighting pharmaceutical stocks, therefore, proved to be timely. Finally, carrying roughly 10% of the fund's assets in cash in a weak market environment was beneficial to relative performance. The fund trailed the peer group average mainly because value outperformed growth during the period, and my peers tended to carry a heavier weighting in value stocks than I did.

Q. Why did you remain defensively positioned during the strong fourth-quarter rally?

A. I think a lot of investors bought stocks in the fourth quarter mainly because of one factor - the Federal Reserve Board. The Fed, which cut short-term interest rates a record 11 times in 2001, was particularly aggressive following the September 11 tragedy. Historically, repeated cuts in interest rates have usually resulted in a stronger economy and higher stock prices. However, falling interest rates tend to have the most direct impact on consumer spending, which remained fairly strong during the period. The current recession, on the other hand, was triggered by a drop in corporate capital spending caused by a prior overbuilding spree in telecommunications and other industries. I believed that no matter how low rates went, it would take more time to work those excesses out of the system.

Q. What stocks did well for the fund?

A. Microsoft contributed the most positively to performance. The stock had sold off sharply toward the end of 2000 and rebounded during the period, as investors looked for stocks with reliable earnings in a weakening economy. In addition, the outlook for Microsoft brightened when a federal appeals court overturned a lower court's ruling that the company must be split in two as a remedy for its anticompetitive practices. Finally, the stock was helped by new product cycles for Microsoft's Windows operating system and Office software suite, as well as the introduction of its Xbox video game console. Another holding that performed well, Gillette, attracted investors' interest partly because it's in a sector considered to offer stable earnings growth. I also timed my purchases well, so Gillette helped performance even though it advanced only marginally during the period. Moreover, investors reacted positively to recently appointed CEO Jim Kilts' stated goals of refocusing the company on its core businesses and driving return on invested capital higher.

Q. What stocks detracted from performance?

A. Cisco Systems was the biggest detractor. Throughout the 1990s, the stock had offered extremely reliable earnings growth, but substantial earnings shortfalls in 2001 drove the stock sharply lower, especially in the first half of the period. Wireless telephone service provider Nextel Communications was another detractor. Continued strong growth in wireless subscribers could not offset the negative impact of the company's weak cash flow and balance sheet position. In the brokerage group, I expected Morgan Stanley and Merrill Lynch to benefit from falling interest rates, but the stocks were hurt by a slowdown in initial public offerings, fewer mergers and acquisitions and overall weak economic activity.

Q. What's your outlook, Louis?

A. Given the market's strong fourth-quarter rally, I think that stocks might be vulnerable to a correction in the near term. I plan to continue with a cautious approach, emphasizing stocks with strong balance sheets and cash flows, solid management teams and a history of stable earnings growth. Eventually, there should come a time to be more aggressive, but I think that the "throw caution to the winds" approach of many investors in the fourth quarter could be premature.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2001, more than
$1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 0.3%
Ford Motor Co.	225,500	$ 3,544,860
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	128,700	3,406,689
Starwood Hotels & Resorts Worldwide, Inc. unit	187,200	5,587,920
		8,994,609
Media - 14.3%
Adelphia Communications Corp. Class A (a)	180,200	5,618,636
AOL Time Warner, Inc. (a)	89,700	2,879,370
Comcast Corp. Class A (special) (a)	286,300	10,306,800
E.W. Scripps Co. Class A	68,700	4,534,200
EchoStar Communications Corp. Class A (a)	1,543,200	42,391,704
Gannett Co., Inc.	148,200	9,963,486
General Motors Corp. Class H (a)	906,500	14,005,425
Knight-Ridder, Inc.	152,100	9,875,853
Liberty Media Corp. Class A (a)	506,300	7,088,200
LodgeNet Entertainment Corp. (a)	42,900	733,161
Omnicom Group, Inc.	367,400	32,827,190
Pegasus Communications Corp. Class A (a)	1,351,200	14,065,992
The New York Times Co. Class A	97,500	4,216,875
Viacom, Inc. Class B (non-vtg.) (a)	143,592	6,339,604
Walt Disney Co.	649,100	13,449,352
		178,295,848
Multiline Retail - 3.9%
Kohls Corp. (a)	198,900	14,010,516
Wal-Mart Stores, Inc.	608,700	35,030,685
		49,041,201
Specialty Retail - 1.2%
Home Depot, Inc.	297,500	15,175,475
Textiles & Apparel - 0.5%
Liz Claiborne, Inc.	138,900	6,910,275
TOTAL CONSUMER DISCRETIONARY		261,962,268
CONSUMER STAPLES - 11.6%
Beverages - 1.2%
The Coca-Cola Co.	312,100	14,715,515
Food & Drug Retailing - 1.4%
Kroger Co. (a)	196,600	4,103,042
Walgreen Co.	388,500	13,076,910
		17,179,952
Food Products - 0.9%
McCormick & Co., Inc. (non-vtg.)	92,800	3,894,816
Unilever NV (NY Shares)	127,200	7,327,992
		11,222,808

	Shares	Value (Note 1)
Household Products - 1.9%
Colgate-Palmolive Co.	209,100	$ 12,075,525
Kimberly-Clark Corp.	202,100	12,085,580
		24,161,105
Personal Products - 3.6%
Gillette Co.	1,345,200	44,929,680
Tobacco - 2.6%
Philip Morris Companies, Inc.	720,360	33,028,506
TOTAL CONSUMER STAPLES		145,237,566
ENERGY - 2.7%
Oil & Gas - 2.7%
Exxon Mobil Corp.	851,056	33,446,501
FINANCIALS - 17.4%
Banks - 0.9%
Bank One Corp.	153,700	6,001,985
Wells Fargo & Co.	126,400	5,492,080
		11,494,065
Diversified Financials - 13.5%
Fannie Mae	450,100	35,782,950
Freddie Mac	592,332	38,738,513
Goldman Sachs Group, Inc.	161,500	14,979,125
Merrill Lynch & Co., Inc.	589,800	30,740,376
Morgan Stanley Dean Witter & Co.	880,800	49,271,952
		169,512,916
Insurance - 1.9%
American International Group, Inc.	293,605	23,312,237
Real Estate - 1.1%
Equity Office Properties Trust	221,600	6,665,728
Equity Residential Properties Trust (SBI)	229,800	6,597,558
		13,263,286
TOTAL FINANCIALS		217,582,504
HEALTH CARE - 7.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	560,900	31,657,196
Pharmaceuticals - 4.8%
Allergan, Inc.	109,200	8,195,460
Bristol-Myers Squibb Co.	207,800	10,597,800
Merck & Co., Inc.	85,500	5,027,400
Pfizer, Inc.	780,900	31,118,865
Schering-Plough Corp.	50,700	1,815,567
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,900	3,075,337
		59,830,429
TOTAL HEALTH CARE		91,487,625
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	208,300	$ 7,044,706
Lockheed Martin Corp.	189,600	8,848,632
Northrop Grumman Corp.	70,200	7,076,862
United Technologies Corp.	51,500	3,328,445
		26,298,645
Airlines - 0.8%
Mesaba Holdings, Inc. (a)	408,000	2,904,960
Southwest Airlines Co.	369,800	6,833,904
		9,738,864
Building Products - 0.8%
American Standard Companies, Inc. (a)	69,400	4,735,162
Masco Corp.	226,200	5,541,900
		10,277,062
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	242,600	13,714,178
Industrial Conglomerates - 3.5%
General Electric Co.	1,105,600	44,312,448
Machinery - 0.8%
Eaton Corp.	92,800	6,905,248
Kennametal, Inc.	76,032	3,061,809
		9,967,057
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	386,200	11,018,286
Union Pacific Corp.	245,000	13,965,000
		24,983,286
TOTAL INDUSTRIALS		139,291,540
INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	806,700	14,609,337
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	241,800	6,572,124
Sun Microsystems, Inc. (a)	387,000	4,760,100
		11,332,224
Software - 4.5%
Adobe Systems, Inc.	62,400	1,937,520
Microsoft Corp. (a)	823,100	54,530,375
		56,467,895
TOTAL INFORMATION TECHNOLOGY		82,409,456

	Shares	Value (Note 1)
MATERIALS - 0.5%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	152,100	$ 6,465,771
Containers & Packaging - 0.0%
Ball Corp.	3	212
TOTAL MATERIALS		6,465,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 4.3%
BellSouth Corp.	962,900	36,734,635
Qwest Communications International, Inc.	202,800	2,865,564
SBC Communications, Inc.	361,930	14,176,798
		53,776,997
Wireless Telecommunication Services - 2.0%
Nextel Communications, Inc. Class A (a)	2,232,000	24,462,720
TOTAL TELECOMMUNICATION SERVICES		78,239,717
TOTAL COMMON STOCKS (Cost $1,048,564,966)		1,056,123,160
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $1,545,000)	3,090	1,483,200
Corporate Bonds - 2.8%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.6%
CONSUMER DISCRETIONARY - 1.6%
Media - 1.6%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 21,240,000	19,169,100
Nonconvertible Bonds - 1.2%
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B1	6,200,000	4,371,000
9.375% 11/15/09	B1	7,970,000	6,216,600
9.5% 2/1/11	B1	6,050,000	4,658,500
			15,246,100
TOTAL CORPORATE BONDS (Cost $35,582,665)			34,415,200
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $2,749,498)	-	$ 2,750,000	$ 2,749,876
Money Market Funds - 14.9%
Fidelity Cash Central Fund, 1.94% (b)	185,703,445	185,703,445
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	622,800	622,800
TOTAL MONEY MARKET FUNDS (Cost $186,326,245)		186,326,245
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,274,768,374)	1,281,097,681
NET OTHER ASSETS - (2.4)%	(30,307,928)
NET ASSETS - 100%	$ 1,250,789,753
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
138 S&P 500 Index Contracts	March 2002	$ 39,647,400	$ 1,065,222

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,169,100 or 1.5% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,524,886.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $750,723,317 and $587,927,477, respectively.
The market value of futures contracts opened and closed during the period amounted to $180,955,700 and $196,737,773, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,669 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,283,171,419. Net unrealized
depreciation aggregated $2,073,738, of which $123,490,514 related to appreciated investment securities and $125,564,252 related to depreciated investment securities.

The fund hereby designates approximately $49,913,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $49,149,000 all of which will expire on December 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $568,824) (cost $1,274,768,374) - See accompanying schedule		$ 1,281,097,681
Receivable for fund shares sold		1,935,021
Dividends receivable		1,106,355
Interest receivable		770,158
Other receivables		239
Total assets		1,284,909,454
Liabilities
Payable for investments purchased	$ 32,400,554
Payable for fund shares redeemed	148,215
Accrued management fee	487,202
Distribution fees payable	34,772
Payable for daily variation on futures contracts	348,450
Other payables and accrued expenses	77,708
Collateral on securities loaned, at value	622,800
Total liabilities		34,119,701
Net Assets		$ 1,250,789,753
Net Assets consist of:
Paid in capital		$ 1,283,469,618
Undistributed net investment income		15,180,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,256,514)
Net unrealized appreciation (depreciation) on investments		7,396,530
Net Assets		$ 1,250,789,753
Initial Class: Net Asset Value, offering price and redemption price per share($893,358,593 ÷ 67,723,643 shares)		$13.19
Service Class: Net Asset Value, offering price and redemption price per share ($281,193,721 ÷ 21,436,225 shares)		$13.12
Service Class 2: Net Asset Value, offering price and redemption price per share($76,237,439 ÷ 5,834,859 shares)		$13.07

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 13,328,506
Interest		9,298,151
Security lending		4,289
Total income		22,630,946
Expenses
Management fee	$ 5,687,390
Transfer agent fees	794,956
Distribution fees	317,341
Accounting and security lending fees	292,123
Non-interested trustees' compensation	4,084
Custodian fees and expenses	18,693
Audit	32,890
Legal	8,860
Miscellaneous	81,661
Total expenses before reductions	7,237,998
Expense reductions	(225,005)	7,012,993
Net investment income		15,617,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(45,746,360)
Foreign currency transactions	(16)
Futures contracts	(9,596,779)	(55,343,155)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(76,518,126)
Assets and liabilities in foreign currencies	(78)
Futures contracts	3,282,503	(73,235,701)
Net gain (loss)		(128,578,856)
Net increase (decrease) in net assets resulting from operations		$ (112,960,903)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 15,617,953	$ 15,412,988
Net realized gain (loss)	(55,343,155)	51,522,057
Change in net unrealized appreciation (depreciation)	(73,235,701)	(117,592,479)
Net increase (decrease) in net assets resulting from operations	(112,960,903)	(50,657,434)
Distributions to shareholders From net investment income	(15,500,793)	(14,244,192)
From net realized gain	(50,237,278)	(92,962,107)
Total distributions	(65,738,071)	(107,206,299)
Share transactions - net increase (decrease)	192,076,906	40,278,821
Total increase (decrease) in net assets	13,377,932	(117,584,912)
Net Assets
Beginning of period	1,237,411,821	1,354,996,733
End of period (including undistributed net investment income of $15,180,119 and $15,511,227, respectively)	$ 1,250,789,753	$ 1,237,411,821

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,754,467	$ 118,081,480	8,109,723	$ 126,150,301
Reinvested	3,712,724	53,277,595	6,348,551	97,958,146
Redeemed	(11,004,137)	(145,071,678)	(20,994,145)	(328,655,829)
Net increase (decrease)	1,463,054	$ 26,287,397	(6,535,871)	$ (104,547,382)
Service Class Sold	7,628,976	$ 102,324,030	8,415,703	$ 130,655,851
Reinvested	812,593	11,603,819	601,152	9,239,713
Redeemed	(1,028,965)	(13,471,861)	(538,927)	(8,390,790)
Net increase (decrease)	7,412,604	$ 100,455,988	8,477,928	$ 131,504,774
Service Class 2 A Sold	5,096,985	$ 66,757,918	904,808	$ 14,041,948
Reinvested	60,117	856,657	550	8,442
Redeemed	(181,025)	(2,281,054)	(46,576)	(728,961)
Net increase (decrease)	4,976,077	$ 65,333,521	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 12,653,429		$ 13,015,416
Service Class		2,643,908		1,227,654
Service Class 2 A		203,456		1,122
Total		$ 15,500,793		$ 14,244,192
From net realized gain Initial Class		$ 40,624,166		$ 84,942,728
Service Class		8,959,911		8,012,059
Service Class 2 A		653,201		7,320
Total		$ 50,237,278		$ 92,962,107
		$ 65,738,071		$ 107,206,299

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Income from Investment Operations
Net investment income E	.18	.20	.18	.15	.13
Net realized and unrealized gain (loss)	(1.45)	(.81)	1.27	3.54	2.84
Total from investment operations	(1.27)	(.61)	1.45	3.69	2.97
Less Distributions
From net investment income	(.19)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.80)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Total Return C, D	(8.75)%	(3.62)%	9.17%	29.59%	30.09%
Ratios to Average Net Assets G
Expenses before expense reductions	.58%	.58%	.60%	.61%	.70%
Expenses net of voluntary waivers, if any	.58%	.58%	.60%	.61%	.70%
Expenses net of all reductions	.56%	.57%	.59%	.60%	.70%
Net investment income	1.34%	1.26%	1.08%	1.08%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287
Portfolio turnover rate	58%	72%	58%	66%	81%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income E	.16	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(1.44)	(.80)	1.27	3.50	.49
Total from investment operations	(1.28)	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.18)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C, D	(8.85)%	(3.69)%	9.06%	29.27%	4.29%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.69%	.70%	.71%	.81% A
Expenses net of voluntary waivers, if any	.68%	.69%	.70%	.71%	.80% A
Expenses net of all reductions	.66%	.68%	.69%	.70%	.80% A
Net investment income	1.24%	1.16%	.98%	1.05%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,194	$ 212,994	$ 95,600	$ 18,375	$ 10
Portfolio turnover rate	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income E	.14	.15
Net realized and unrealized gain (loss)	(1.44)	(.49)
Total from investment operations	(1.30)	(.34)
Less Distributions
From net investment income	(.19)	(.19)
From net realized gain	(.61)	(1.24)
Total distributions	(.80)	(1.43)
Net asset value, end of period	$ 13.07	$ 15.17
Total Return B,C, D	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	.85% A
Expenses net of voluntary waivers, if any	.84%	.85% A
Expenses net of all reductions	.82%	.84% A
Net investment income	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,237	$ 13,025
Portfolio turnover rate	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-14.42%	3.69%	9.43%
S&P 500 ®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,783 - an 87.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2001, the fund outperformed the variable annuity growth funds average as tracked by Lipper Inc., which fell 17.50%, but trailed the -11.89% return of the Standard & Poor's 500 Index.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance in a slowing economy. Historically, that's been an effective strategy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Overweighting Bristol-Myers also hurt, as its stock struggled due to setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft, PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer all made the list of top-10 absolute contributors to fund performance. On the other hand, EMC, Cisco and Sun Microsystems - all of which I fortunately underweighted - still were among the fund's worst absolute detractors. Tech stocks in general had a great run in the final quarter of 2001; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that didn't perform as I'd hoped. Bank of America was the fund's second-best contributor on an individual security basis. Shifting away from a multi-year acquisition strategy, management has refocused on improving the efficiencies of its operations and increasing the returns on assets. Conversely, the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. At the same time, I think it may be too late to be fully invested in defensive sectors. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2001, more than $975 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	24,200	$ 895,642
Starwood Hotels & Resorts Worldwide, Inc. unit	76,900	2,295,465
		3,191,107
Household Durables - 0.4%
Black & Decker Corp.	115,270	4,349,137
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	126,300	3,717,009
Media - 8.4%
AOL Time Warner, Inc. (a)	331,000	10,625,100
Clear Channel Communications, Inc. (a)	193,100	9,830,721
Comcast Corp. Class A (special) (a)	52,500	1,890,000
Fox Entertainment Group, Inc. Class A (a)	410,900	10,901,177
McGraw-Hill Companies, Inc.	51,100	3,116,078
Omnicom Group, Inc.	101,900	9,104,765
The New York Times Co. Class A	17,500	756,875
Univision Communications, Inc. Class A (a)	344,000	13,918,240
Viacom, Inc.:
Class A (a)	21,800	964,650
Class B (non-vtg.) (a)	461,020	20,354,033
		81,461,639
Multiline Retail - 1.7%
Costco Wholesale Corp. (a)	34,900	1,548,862
Federated Department Stores, Inc. (a)	27,600	1,128,840
JCPenney Co., Inc.	266,400	7,166,160
Target Corp.	41,000	1,683,050
Wal-Mart Stores, Inc.	86,200	4,960,810
		16,487,722
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A (a)	58,100	1,541,393
Home Depot, Inc.	244,800	12,487,248
Lowe's Companies, Inc.	224,100	10,400,481
RadioShack Corp.	18,500	556,850
Staples, Inc. (a)	162,300	3,035,010
		28,020,982
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	54,100	3,042,584
TOTAL CONSUMER DISCRETIONARY		140,270,180
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	21,000	1,022,490
The Coca-Cola Co.	389,200	18,350,780
		19,373,270
Food & Drug Retailing - 0.9%
Albertson's, Inc.	98,200	3,092,318
Rite Aid Corp. (a)	45,600	230,736

	Shares	Value (Note 1)
Rite Aid Corp.	108,000	$ 546,480
Safeway, Inc. (a)	109,900	4,588,325
		8,457,859
Food Products - 0.2%
Kraft Foods, Inc. Class A	75,800	2,579,474
Household Products - 0.8%
Colgate-Palmolive Co.	34,200	1,975,050
Kimberly-Clark Corp.	68,100	4,072,380
Procter & Gamble Co.	18,920	1,497,140
		7,544,570
Personal Products - 2.9%
Avon Products, Inc.	72,722	3,381,573
Gillette Co.	758,370	25,329,558
		28,711,131
Tobacco - 2.0%
Philip Morris Companies, Inc.	425,220	19,496,337
TOTAL CONSUMER STAPLES		86,162,641
ENERGY - 6.9%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	81,200	2,961,364
Cooper Cameron Corp. (a)	64,500	2,603,220
Halliburton Co.	163,500	2,141,850
Schlumberger Ltd. (NY Shares)	230,000	12,638,500
		20,344,934
Oil & Gas - 4.8%
BP PLC sponsored ADR	185,990	8,650,395
ChevronTexaco Corp.	140,800	12,617,088
Conoco, Inc.	148,700	4,208,210
Exxon Mobil Corp.	501,800	19,720,740
TotalFinaElf SA:
Class B	6,153	864,373
sponsored ADR	9,405	660,607
		46,721,413
TOTAL ENERGY		67,066,347
FINANCIALS - 20.5%
Banks - 2.9%
Bank of America Corp.	242,400	15,259,080
Bank One Corp.	71,600	2,795,980
FleetBoston Financial Corp.	281,000	10,256,500
		28,311,560
Diversified Financials - 14.8%
American Express Co.	240,000	8,565,600
Charles Schwab Corp.	334,300	5,171,621
Citigroup, Inc.	978,900	49,414,872
Fannie Mae	310,600	24,692,700
Freddie Mac	326,300	21,340,020
Merrill Lynch & Co., Inc.	308,600	16,084,232
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.	212,300	$ 11,876,062
USA Education, Inc.	83,800	7,040,876
		144,185,983
Insurance - 2.8%
AFLAC, Inc.	58,100	1,426,936
American International Group, Inc.	315,562	25,055,623
Hartford Financial Services Group, Inc.	12,700	797,941
Prudential Financial, Inc.	7,400	245,606
		27,526,106
TOTAL FINANCIALS		200,023,649
HEALTH CARE - 14.0%
Biotechnology - 1.2%
Amgen, Inc. (a)	103,100	5,818,964
Celgene Corp. (a)	76,700	2,448,264
Sepracor, Inc. (a)	66,300	3,783,078
Vertex Pharmaceuticals, Inc. (a)	4,500	110,655
		12,160,961
Health Care Equipment & Supplies - 1.8%
Guidant Corp. (a)	198,300	9,875,340
Medtronic, Inc.	122,500	6,273,225
Zimmer Holdings, Inc. (a)	47,550	1,452,177
		17,600,742
Health Care Providers & Services - 1.0%
Cardinal Health, Inc.	158,605	10,255,399
Pharmaceuticals - 10.0%
American Home Products Corp.	286,900	17,604,184
Bristol-Myers Squibb Co.	301,300	15,366,300
Eli Lilly & Co.	45,600	3,581,424
Forest Laboratories, Inc. (a)	140,240	11,492,668
Johnson & Johnson	110,600	6,536,460
King Pharmaceuticals, Inc. (a)	35,600	1,499,828
Merck & Co., Inc.	22,400	1,317,120
Pfizer, Inc.	828,093	32,999,506
Schering-Plough Corp.	188,000	6,732,280
		97,129,770
TOTAL HEALTH CARE		137,146,872
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	22,000	1,199,000
Airlines - 0.4%
Delta Air Lines, Inc.	22,200	649,572
Southwest Airlines Co.	165,350	3,055,668
		3,705,240
Building Products - 0.1%
Masco Corp.	55,700	1,364,650

	Shares	Value (Note 1)
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	167,400	$ 2,353,644
Avery Dennison Corp.	16,800	949,704
Dun & Bradstreet Corp. (a)	21,450	757,185
Paychex, Inc.	96,223	3,353,372
Robert Half International, Inc. (a)	60,900	1,626,030
		9,039,935
Industrial Conglomerates - 6.6%
General Electric Co.	958,450	38,414,676
Minnesota Mining & Manufacturing Co.	80,300	9,492,263
Textron, Inc.	71,700	2,972,682
Tyco International Ltd.	225,700	13,293,730
		64,173,351
Machinery - 1.1%
Danaher Corp.	139,400	8,407,214
Ingersoll-Rand Co.	46,700	1,952,527
		10,359,741
Road & Rail - 1.2%
CSX Corp.	171,990	6,028,250
Union Pacific Corp.	96,740	5,514,180
		11,542,430
TOTAL INDUSTRIALS		101,384,347
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.6%
Brocade Communications System, Inc. (a)	22,700	751,824
Cisco Systems, Inc. (a)	322,860	5,846,995
Comverse Technology, Inc. (a)	49,900	1,116,263
Corning, Inc.	180,400	1,609,168
Lucent Technologies, Inc.	144,900	911,421
Nokia Corp. sponsored ADR	79,600	1,952,588
QUALCOMM, Inc. (a)	63,600	3,211,800
		15,400,059
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	221,400	6,017,652
EMC Corp. (a)	178,740	2,402,266
International Business Machines Corp.	36,300	4,390,848
Sun Microsystems, Inc. (a)	120,500	1,482,150
		14,292,916
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	40,600	1,988,588
Electronic Data Systems Corp.	37,800	2,591,190
Investment Technology Group, Inc. (a)	25,050	978,704
		5,558,482
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	85,500	3,795,345
Applied Materials, Inc. (a)	12,300	493,230
Atmel Corp. (a)	168,300	1,240,371
Intel Corp.	396,610	12,473,385
International Rectifier Corp. (a)	27,900	973,152
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
KLA-Tencor Corp. (a)	73,400	$ 3,637,704
LAM Research Corp. (a)	55,600	1,291,032
Micron Technology, Inc. (a)	217,800	6,751,800
National Semiconductor Corp. (a)	168,500	5,188,115
Teradyne, Inc. (a)	108,400	3,267,176
Xilinx, Inc. (a)	74,100	2,893,605
		42,004,915
Software - 6.9%
BEA Systems, Inc. (a)	70,800	1,090,320
Computer Associates International, Inc.	172,500	5,949,525
Microsoft Corp. (a)	842,900	55,842,122
PeopleSoft, Inc. (a)	37,300	1,499,460
Siebel Systems, Inc. (a)	44,900	1,256,302
Synopsys, Inc. (a)	26,800	1,583,076
		67,220,805
TOTAL INFORMATION TECHNOLOGY		144,477,177
MATERIALS - 1.3%
Chemicals - 0.4%
Praxair, Inc.	67,200	3,712,800
Metals & Mining - 0.1%
Alcoa, Inc.	45,500	1,617,525
Paper & Forest Products - 0.8%
Georgia-Pacific Group	110,900	3,061,949
International Paper Co.	40,200	1,622,070
Weyerhaeuser Co.	54,800	2,963,584
		7,647,603
TOTAL MATERIALS		12,977,928
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
ALLTEL Corp.	34,200	2,111,166
AT&T Corp.	35,400	642,156
BellSouth Corp.	228,700	8,724,905
SBC Communications, Inc.	279,060	10,930,780
		22,409,007
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	311,000	3,408,560
Vodafone Group PLC	122,991	315,842
		3,724,402
TOTAL TELECOMMUNICATION SERVICES		26,133,409
TOTAL COMMON STOCKS (Cost $844,935,141)		915,642,550
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 380,000	$ 442,700
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	275,000	317,625
TOTAL CORPORATE BONDS (Cost $663,250)			760,325
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	58,844,220	58,844,220
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	5,586,000	5,586,000
TOTAL MONEY MARKET FUNDS (Cost $64,430,220)		64,430,220
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $910,028,611)		980,833,095
NET OTHER ASSETS - (0.5)%		(5,251,472)
NET ASSETS - 100%		$ 975,581,623
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $442,700 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $890,188,503 and $956,077,373, respectively.
The market value of futures contracts opened and closed during the period amounted to $62,337,043 and $120,943,171, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,330 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $915,157,074. Net unrealized appreciation aggregated $65,676,021, of which $127,914,640 related to appreciated investment securities and $62,238,619 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $180,431,000 of which $30,553,000 and $149,878,000 will expire on December 31, 2008 and 2009, respectively.

Growth Opportunities Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,385,100) (cost $910,028,611) - See accompanying schedule		$ 980,833,095
Receivable for investments sold		5,956,186
Receivable for fund shares sold		567,671
Dividends receivable		814,165
Interest receivable		122,722
Other receivables		17,163
Total assets		988,311,002
Liabilities
Payable for investments purchased	$ 5,318,130
Payable for fund shares redeemed	1,174,038
Accrued management fee	470,385
Distribution fees payable	32,259
Other payables and accrued expenses	148,567
Collateral on securities loaned, at value	5,586,000
Total liabilities		12,729,379
Net Assets		$ 975,581,623
Net Assets consist of:
Paid in capital		$ 1,083,717,421
Undistributed net investment income		8,073,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,010,061)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,800,265
Net Assets		$ 975,581,623
Initial Class: Net Asset Value, offering price and redemption price per share ($652,492,820 ÷ 43,124,544 shares)		$15.13
Service Class: Net Asset Value, offering price and redemption price per share ($278,445,984 ÷18,433,884 shares)		$15.11
Service Class 2: Net Asset Value, offering price and redemption price per share ($44,642,819 ÷ 2,968,403 shares)		$15.04

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 11,706,366
Interest		4,054,388
Security lending		41,517
Total income		15,802,271
Expenses
Management fee	$ 6,264,611
Transfer agent fees	721,777
Distribution fees	388,030
Accounting and security lending fees	275,340
Non-interested trustees' compensation	3,825
Custodian fees and expenses	48,556
Registration fees	369
Audit	27,084
Legal	8,449
Miscellaneous	101,673
Total expenses before reductions	7,839,714
Expense reductions	(223,343)	7,616,371
Net investment income		8,185,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(137,476,105)
Foreign currency transactions	(9,178)
Futures contracts	(12,018,735)	(149,504,018)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,485,765)
Assets and liabilities in foreign currencies	(23,418)
Futures contracts	2,539,863	(46,969,320)
Net gain (loss)		(196,473,338)
Net increase (decrease) in net assets resulting from operations		$ (188,287,438)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,185,900	$ 4,525,883
Net realized gain (loss)	(149,504,018)	(32,475,684)
Change in net unrealized appreciation (depreciation)	(46,969,320)	(259,144,628)
Net increase (decrease) in net assets resulting from operations	(188,287,438)	(287,094,429)
Distributions to shareholders From net investment income	(4,056,791)	(22,196,821)
From net realized gain	-	(110,899,964)
Total distributions	(4,056,791)	(133,096,785)
Share transactions - net increase (decrease)	(155,735,950)	(142,511,511)
Total increase (decrease) in net assets	(348,080,179)	(562,702,725)
Net Assets
Beginning of period	1,323,661,802	1,886,364,527
End of period (including undistributed net investment income of $8,073,998 and $3,904,996, respectively)	$ 975,581,623	$ 1,323,661,802

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,904,497	$ 154,769,236	13,001,624	$ 264,392,501
Reinvested	181,161	3,172,127	5,190,172	107,280,841
Redeemed	(20,623,054)	(321,562,633)	(31,115,720)	(637,099,314)
Net increase (decrease)	(10,537,396)	$ (163,621,270)	(12,923,924)	$ (265,425,972)
Service Class Sold	3,240,124	$ 50,526,723	6,103,794	$ 124,023,915
Reinvested	44,864	785,129	1,249,806	25,808,497
Redeemed	(4,389,986)	(67,420,661)	(2,725,190)	(55,547,216)
Net increase (decrease)	(1,104,998)	$ (16,108,809)	4,628,410	$ 94,285,196
Service Class 2 A Sold	2,152,732	$ 33,624,263	1,534,357	$ 30,073,097
Reinvested	5,704	99,535	361	7,444
Redeemed	(650,918)	(9,729,669)	(73,833)	(1,451,276)
Net increase (decrease)	1,507,518	$ 23,994,129	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 3,172,127		$ 17,993,920
Service Class		785,129		4,201,689
Service Class 2 A		99,535		1,212
Total		$ 4,056,791		$ 22,196,821
From net realized gain Initial Class		$ -		$ 89,286,924
Service Class		-		21,606,808
Service Class 2 A		-		6,232
Total		$ -		$ 110,899,964
		$ 4,056,791		$ 133,096,785

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Income from Investment Operations
Net investment income E	.12	.06	.27	.26	.29
Net realized and unrealized gain (loss)	(2.67)	(3.77)	.66	4.29	4.18
Total from investment operations	(2.55)	(3.71)	.93	4.55	4.47
Less Distributions
From net investment income	(.06)	(.29)	(.23)	(.21)	(.25)
From net realized gain	-	(1.41)	(.43)	(.73)	(.35)
Total distributions	(.06)	(1.70)	(.66)	(.94)	(.60)
Net asset value, end of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Total Return C, D	(14.42)%	(17.07)%	4.27%	24.61%	29.95%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.68%	.69%	.71%	.74%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.71%	.74%
Expenses net of all reductions	.67%	.66%	.68%	.70%	.73%
Net investment income	.79%	.31%	1.20%	1.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766
Portfolio turnover rate	89%	117%	42%	29%	26%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income E	.11	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(2.67)	(3.76)	.66	4.30	.73
Total from investment operations	(2.56)	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.04)	(.28)	(.22)	(.21)	-
From net realized gain	-	(1.41)	(.43)	(.73)	-
Total distributions	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C, D	(14.49)%	(17.13)%	4.18%	24.51%	4.16%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.79%	.80%	.84% A
Expenses net of voluntary waivers, if any	.79%	.79%	.79%	.80%	.84% A
Expenses net of all reductions	.77%	.76%	.78%	.79%	.83% A
Net investment income	.69%	.21%	1.09%	1.16%	1.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,446	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Portfolio turnover rate	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income E	.08	.01
Net realized and unrealized gain (loss)	(2.66)	(3.34)
Total from investment operations	(2.58)	(3.33)
Less Distributions
From net investment income	(.06)	(.28)
From net realized gain	-	(1.41)
Total distributions	(.06)	(1.69)
Net asset value, end of period	$ 15.04	$ 17.68
Total Return B, C, D	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.95% A
Expenses net of voluntary waivers, if any	.95%	.95% A
Expenses net of all reductions	.93%	.93% A
Net investment income	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,643	$ 25,827
Portfolio turnover rate	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Initial Class	8.46%	7.22%	6.93%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,539 - a 95.39% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Ford O'Neil became Portfolio Manager of Investment Grade Bond Portfolio on October 29, 2001.

Q. How did the fund perform, Ford?

A. Quite well. For the year that ended December 31, 2001, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 8.44%, and the variable annuity intermediate investment grade debt funds average tracked by Lipper Inc., which returned 8.11%.

Q. How would you recap the past year for investment-grade bonds?

A. In 2001, we saw bonds outperform stocks for the second straight year, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities by risk-averse investors. The Federal Reserve Board helped spur demand for bonds by reducing the fed funds target rate 11 times during the period in an effort to rescue the flailing economy. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as the market began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. Most spread sectors, particularly corporate bonds, performed well and garnered a healthy advantage over Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until September 11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and government agency securities. Treasuries were further bolstered by the U.S. government's decision in late October to discontinue future issuance of the 30-year bond, which sent its price soaring and its yield plummeting to the lowest level in nearly three years. However, this rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate cutting campaign.

Q. What factors helped shape the fund's returns amid this volatile market?

A. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads - rebounding from historically wide levels despite weak corporate earnings and a record amount of supply - tightened significantly relative to government issues. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance concentrated in this section of the yield curve. Moreover, the fund benefited from the excess yield it generated over Treasuries, as well as by becoming less aggressive and pulling back our corporate weighting during their summer rally, based on our concerns about supply and a weakening economy. We also further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates - including transportation, technology and consumer cyclical issues - at attractive prices. This move helped, as these securities bounced back strongly late in the period.

Q. What other moves had an influence on performance?

A. Diversification remained an important theme throughout the year. Although good credit analysis enabled us to avoid several companies that encountered severe financial stress, having a highly diverse portfolio helped partially protect us from credit events that were impossible to model, analyze or predict. Holding smaller positions in more securities helped reduce our risk exposure and limit our downside relative to the index and many of our peers. Spreading out our sector exposure further aided performance. While emphasizing higher-yielding mortgage securities proved wise for much of the year, diversifying the position late in the period also was an effective strategy. Record low mortgage rates finally triggered a massive refinancing wave - where mortgages get prepaid at par, or face value - a big negative in a market where nearly all bonds were trading at a premium, or above par. We were able to minimize the prepayment risk by shifting our focus toward bonds with strong cash-flow protection characteristics, such as commercial mortgage-backed securities, which performed well. Finally, we captured some additional yield by increasing our stake in high-quality, short-term asset-backed securities.

Q. What's your outlook?

A. With the Fed likely nearing the end of its easing cycle, I feel it makes sense to limit our exposure to the front - or short - end of the yield curve given the unsustainable level of rates there. I also feel that we should continue to overweight mortgages at the expense of Treasuries and agencies, with the belief that the current level of refinancing is unsustainable. Corporates are still the cheapest asset class in the index by far, but security selection and diversification will remain critical to good performance in that sector going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2><2>.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2001, more than $1.4 billion

Manager: Ford O'Neil, since October 2001; joined Fidelity in 1990

3

Annual Report

Investments December 31, 2001

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.0%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	$ 290,000	$ 234,900
Media - 2.9%
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	2,100,000	2,168,901
Clear Channel Communications, Inc.:
6% 11/1/06	Baa3	1,500,000	1,467,720
7.875% 6/15/05	Baa3	2,880,000	3,015,446
Comcast Cable Communications, Inc. 6.875% 6/15/09	Baa2	5,000,000	5,053,000
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	810,000	889,323
Cox Communications, Inc. 7.75% 11/1/10	Baa2	3,700,000	3,979,757
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,964,528
News America Holdings, Inc. 7.75% 1/20/24	Baa3	2,475,000	2,431,267
News America, Inc. 7.28% 6/30/28	Baa3	7,175,000	6,681,145
TCI Communications, Inc. 9.8% 2/1/12	Baa2	1,915,000	2,314,699
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	8,800,000	9,954,384
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,386,754
			42,306,924
Multiline Retail - 0.1%
Kmart Corp. 9.375% 2/1/06	Ba2	900,000	740,250
TOTAL CONSUMER DISCRETIONARY			43,282,074
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.6%
Kroger Co.:
6.8% 4/1/11	Baa3	4,500,000	4,587,075
8.05% 2/1/10	Baa3	3,195,000	3,493,477
			8,080,552
Food Products - 0.5%
ConAgra Foods, Inc.:
6.75% 9/15/11	Baa1	3,870,000	3,977,238
7.125% 10/1/26	Baa1	1,270,000	1,347,737
Kellogg Co. 6.6% 4/1/11	Baa2	2,400,000	2,462,904
			7,787,879

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Household Products - 0.2%
Fort James Corp.:
6.5% 9/15/02	Baa3	$ 2,000,000	$ 2,019,240
6.625% 9/15/04	Baa3	350,000	345,884
			2,365,124
Tobacco - 0.8%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	1,500,000	1,577,745
7.65% 7/1/08	A2	5,000,000	5,349,100
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	5,325,000	5,485,496
			12,412,341
TOTAL CONSUMER STAPLES			30,645,896
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	2,320,000	2,278,449
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,093,020
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,336,980
			5,708,449
FINANCIALS - 14.0%
Banks - 3.0%
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,021,270
Bank of America Corp.:
4.75% 10/15/06	Aa2	2,035,000	1,990,271
7.8% 2/15/10	Aa3	6,600,000	7,220,268
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	3,088,170
BankBoston Corp. 6.625% 12/1/05	A2	5,400,000	5,685,606
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	1,160,000	1,292,321
Capital One Bank 6.375% 2/15/03	Baa2	930,000	944,620
First Union Corp. 7.55% 8/18/05	A1	1,475,000	1,598,959
First Union National Bank, North Carolina 7.8% 8/18/10	A1	5,000,000	5,481,750
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,695,000	1,824,312
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	261,903
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	266,440
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,699,419
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 1,025,000	$ 1,081,713
7.375% 9/17/04	Baa2	1,320,000	1,405,246
MBNA Corp. 6.34% 6/2/03	Baa2	350,000	354,097
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	1,500,000	1,563,810
PNC Funding Corp. 5.75% 8/1/06	A2	1,800,000	1,826,100
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	1,750,000	1,771,980
8.817% 3/31/49	A1	1,640,000	1,777,432
Union Planters Corp. 6.75% 11/1/05	A3	400,000	411,952
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	900,000	985,815
			43,553,454
Diversified Financials - 9.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,123,493
Alliance Capital Management LP 5.625% 8/15/06	A2	2,475,000	2,468,318
American Gen. Finance Corp. 5.875% 7/14/06	A1	5,400,000	5,581,980
Amvescap PLC yankee 6.6% 5/15/05	A2	5,100,000	5,250,348
Associates Corp. of North America 6% 7/15/05	Aa1	2,500,000	2,581,875
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	7,750,000	8,105,648
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,188,022
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,154,795
CIT Group, Inc. 5.5% 2/15/04	A2	500,000	513,490
Citigroup, Inc. 7.25% 10/1/10	Aa2	2,900,000	3,110,627
Conoco Funding Co.:
6.35% 10/15/11	Baa1	2,460,000	2,491,709
7.25% 10/15/31	Baa1	1,795,000	1,891,356
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	575,000	589,364
5.25% 6/15/04	A3	235,000	239,486

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
5.5% 8/1/06	A3	$ 2,000,000	$ 1,994,980
6.85% 6/15/04	A3	2,435,000	2,559,842
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	2,000,000	2,029,478
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	250,000	253,165
Devon Financing Corp. ULC 6.875% 9/30/11 (c)	Baa2	4,000,000	3,898,480
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,900,000	2,834,170
6.875% 2/1/06	A2	4,600,000	4,598,390
7.375% 10/28/09	A2	4,020,000	3,968,866
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,840,000	1,875,954
6.75% 1/15/06	A2	2,660,000	2,694,128
6.875% 9/15/11	A2	1,720,000	1,682,246
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	4,300,000	4,482,277
Household Finance Corp.:
6.375% 10/15/11	A2	4,000,000	3,873,760
6.5% 1/24/06	A2	605,000	621,994
8% 5/9/05	A2	595,000	640,166
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	6,600,000	7,622,670
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	5,050,000	5,514,600
J.P. Morgan Chase & Co.:
5.625% 8/15/06	Aa3	1,905,000	1,928,051
6.75% 2/1/11	A1	2,130,000	2,183,378
Mellon Funding Corp. 7.5% 6/15/05	A1	5,650,000	6,156,579
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	3,970,000	4,115,699
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	1,800,000	1,865,952
7.875% 11/15/10	Baa2	2,120,000	2,192,525
Popular North America, Inc. 6.125% 10/15/06	A3	3,235,000	3,130,833
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,110,000	2,156,040
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	3,250,000	3,303,853
Southwest Airlines Co. pass thru trust certificate 5.496% 11/1/06	Aa2	6,000,000	5,847,000
Sprint Capital Corp.:
6.875% 11/15/28	Baa1	5,380,000	4,921,032
7.125% 1/30/06	Baa1	1,480,000	1,542,900
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,667,310
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	826,200
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	$ 785,000	$ 769,755
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,776,544
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,598,670
			133,937,998
Insurance - 0.5%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	792,368
MetLife, Inc. 6.125% 12/1/11	A1	2,150,000	2,129,403
The Chubb Corp. 6.8% 11/15/31	Aa3	5,000,000	4,892,500
			7,814,271
Real Estate - 1.4%
Arden Realty LP 7% 11/15/07	Baa3	5,000,000	4,851,050
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,430,000	1,470,312
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	516,962
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,569,870
EOP Operating LP:
6.5% 1/15/04	Baa1	2,885,000	2,999,304
6.625% 2/15/05	Baa1	4,500,000	4,663,890
ERP Operating LP 7.1% 6/23/04	A3	1,000,000	1,049,170
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	2,700,000	2,736,369
ProLogis Trust 6.7% 4/15/04	Baa1	460,000	474,720
			20,331,647
TOTAL FINANCIALS			205,637,370
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.9%
Lockheed Martin Corp. 8.2% 12/1/09	Baa2	2,000,000	2,251,520
Raytheon Co.:
5.7% 11/1/03	Baa3	1,800,000	1,841,886
7.9% 3/1/03	Baa3	2,535,000	2,655,336
8.2% 3/1/06	Baa3	5,900,000	6,408,403
			13,157,145
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	550,000	474,579
7.73% 9/15/12	Ba2	180,342	133,747

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	$ 334,701	$ 301,231
pass thru trust certificate:
7.57% 11/18/10	A3	465,000	456,435
7.92% 5/18/12	Baa1	500,000	469,990
			1,835,982
Commercial Services & Supplies - 0.3%
First Data Corp. 5.625% 11/1/11	A1	4,000,000	3,764,800
Machinery - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	4,750,000	4,540,953
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	3,102,120
CSX Corp. 7.95% 5/1/27	Baa2	4,000,000	4,431,920
Norfolk Southern Corp. 7.25% 2/15/31	Baa1	2,800,000	2,887,752
			10,421,792
TOTAL INDUSTRIALS			33,720,672
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Motorola, Inc. 8% 11/1/11 (c)	A3	3,375,000	3,411,720
Computers & Peripherals - 0.4%
International Business Machines Corp. 4.875% 10/1/06	A1	6,400,000	6,294,912
TOTAL INFORMATION TECHNOLOGY			9,706,632
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6.5% 3/15/29	A3	10,135,000	8,853,227
8% 11/15/31 (c)	A3	1,625,000	1,677,427
British Telecommunications PLC:
8.375% 12/15/10	Baa1	1,300,000	1,436,318
8.875% 12/15/30	Baa1	3,250,000	3,729,505
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	A2	1,000,000	1,091,940
8.125% 6/15/09 (c)	A2	3,000,000	3,249,750
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,750,000	1,858,255
9% 8/15/31 (c)	Baa2	2,065,000	2,253,390
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	6,750,000	6,815,678
SBC Communications, Inc. 5.75% 5/2/06	Aa3	5,205,000	5,327,786
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	$ 1,730,000	$ 1,750,449
Telefonica Europe BV 8.25% 9/15/30	A2	7,060,000	7,701,613
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,500,000	3,666,250
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09	Baa1	3,048,000	2,899,105
7.7% 7/20/29	Baa1	1,066,000	897,668
TELUS Corp. yankee 7.5% 6/1/07	Baa2	5,310,000	5,527,126
			58,735,487
Wireless Telecommunication Services - 0.2%
Cingular Wireless LLC 7.125% 12/15/31 (c)	A3	3,500,000	3,503,500
TOTAL TELECOMMUNICATION SERVICES			62,238,987
UTILITIES - 2.2%
Electric Utilities - 1.3%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,453,335
7.05% 12/11/07 (c)	Baa2	3,000,000	3,024,000
Detroit Edison Co. 6.125% 10/1/10	A3	2,350,000	2,300,462
FirstEnergy Corp. 6.45% 11/15/11	Baa2	2,300,000	2,232,472
Hydro-Quebec 6.3% 5/11/11	A1	8,000,000	8,136,800
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,728,658
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	201,429
			19,077,156
Gas Utilities - 0.6%
Consolidated Natural Gas Co.:
5.375% 11/1/06	A3	2,190,000	2,156,055
6.85% 4/15/11	A3	445,000	451,319
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,337,893
7.625% 11/15/10	A3	925,000	1,004,495
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	1,900,000	1,958,330
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000,000	1,043,060

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sempra Energy 7.95% 3/1/10	A2	$ 610,000	$ 624,902
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,027,890
			9,603,944
Multi-Utilities - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	2,230,000	2,194,320
7.5% 1/15/31	Baa2	2,080,000	2,014,147
			4,208,467
TOTAL UTILITIES			32,889,567
TOTAL NONCONVERTIBLE BONDS (Cost $416,671,948)			423,829,647
U.S. Government and Government Agency Obligations - 15.1%

U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,405,000	2,448,963
6.25% 2/1/11	Aa2	1,255,000	1,274,804
7.125% 6/15/10	Aaa	2,600,000	2,851,056
7.25% 1/15/10	Aaa	7,765,000	8,576,675
7.25% 5/15/30	Aaa	17,684,000	19,785,708
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,797
Federal Home Loan Bank 5% 2/28/03	Aaa	3,490,000	3,590,338
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,378,604
5.875% 3/21/11	Aa2	7,205,000	7,120,557
6% 6/15/11	Aaa	16,240,000	16,488,472
6.75% 3/15/31	Aaa	2,415,000	2,561,035
6.77% 9/15/02	Aaa	150,000	154,218
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	Aaa	1,232,507	1,352,381
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 2-E, 9.4% 5/15/02	Aaa	18,533	18,992
Class 3-T, 9.625% 5/15/02	Aaa	975	997
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	$ 2,667	$ 2,738
Series 1993-D, 5.23% 5/15/05	Aaa	5,957	6,117
Series 1994-A, 7.12% 4/15/06	Aaa	4,763	5,095
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	4,718	5,057
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	3,529	3,622
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	71,225	74,006
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	60,750	62,237
6.86% 4/30/04	Aaa	572,958	600,319
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			71,372,788
U.S. Treasury Obligations - 10.2%
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa	5,000,000	4,927,350
6.125% 8/15/29	Aaa	15,380,000	16,278,807
6.25% 5/15/30	Aaa	10,910,000	11,806,693
11.25% 2/15/15	Aaa	14,060,000	21,571,133
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	1,400,000	1,349,250
3.625% 8/31/03	Aaa	6,000,000	6,083,460
5% 2/15/11	Aaa	1,920,000	1,912,800
5% 8/15/11	Aaa	25,400,000	25,320,498
5.75% 11/15/05	Aaa	40,000,000	42,243,600

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
6.125% 8/15/07	Aaa	$ 12,225,000	$ 13,141,875
6.5% 10/15/06	Aaa	5,000,000	5,437,500
TOTAL U.S. TREASURY OBLIGATIONS			150,072,966
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $221,142,048)			221,445,754
U.S. Government Agency - Mortgage Securities - 34.0%

Fannie Mae - 18.0%
5.5% 9/1/16 to 12/1/16	Aaa	23,030,953	22,642,191
6% 2/1/13 to 2/1/29	Aaa	10,583,441	10,474,710
6% 1/1/31 (d)	Aaa	39,823,673	38,964,975
6.5% 2/1/10 to 10/1/31	Aaa	148,160,597	148,324,366
7% 12/1/24 to 9/1/31	Aaa	14,636,615	14,944,420
7.5% 7/1/07 to 5/1/31	Aaa	26,268,473	27,195,941
8% 3/1/23 to 3/1/30	Aaa	841,620	893,373
8.5% 3/1/25 to 6/1/25	Aaa	12,953	13,864
TOTAL FANNIE MAE			263,453,840
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	Aaa	1,412,472	1,512,049
Government National Mortgage Association - 15.9%
6% 8/15/08 to 4/15/31	Aaa	33,974,346	33,412,065
6.5% 10/15/27 to 12/15/28	Aaa	11,598,882	11,647,112
7% 1/15/28 to 11/15/31	Aaa	64,087,995	65,464,405
7% 1/1/31 (d)	Aaa	29,950,000	30,558,359
7% 1/1/31 (d)	Aaa	1,444,569	1,473,912
7% 1/1/32 (d)	Aaa	82,177,268	83,846,494
7.5% 3/15/06 to 10/15/28	Aaa	5,974,388	6,206,929
8% 2/15/17	Aaa	86,264	91,881
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			232,701,157
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $496,021,221)			497,667,046
Asset-Backed Securities - 4.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	A1	$ 1,500,000	$ 1,566,401
Capital One Master Trust 5.45% 3/16/09	Aaa	4,000,000	4,045,625
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	735,000	746,685
5.07% 2/15/08	Aaa	4,900,000	4,947,469
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,000,000	4,967,000
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	7,000,000	7,184,790
5.85% 11/16/04	A2	4,000,000	4,062,574
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,400,000	1,434,836
5.71% 9/15/05	A2	755,000	778,151
7.03% 11/15/03	Aaa	209,000	211,939
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	3,080,000	3,144,006
5.09% 10/18/06	Aaa	1,640,000	1,671,263
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	7,215,469
MBNA Credit Card Master Note Trust:
2.26% 1/15/09 (e)	A2	12,100,000	12,100,000
5.75% 10/15/08	Aaa	1,800,000	1,850,133
Railcar Trust 7.75% 6/1/04	Aaa	309,030	327,379
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	2,255,000	2,395,233
7.5% 11/15/07	A2	1,300,000	1,376,781
TOTAL ASSET-BACKED SECURITIES (Cost $58,899,563)			60,025,734
Commercial Mortgage Securities - 2.4%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	3,872,981	3,921,998
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (c)(e)	A1	2,636,637	2,628,398
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,180,578
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,095,020
Series 2001-CKN5 Class AX, 1.1177% 9/15/34 (c)(g)	Aaa	32,570,000	2,320,319
Series 1998-C1 Class C, 6.78% 5/17/40	A	5,000,000	4,940,105

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,000,000	$ 3,228,798
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	527,031
Class C1, 7.52% 5/15/06 (c)	A2	500,000	525,859
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,000,000	2,081,252
GGP Mall Properties Trust Series 2001-GGPA Class A2, 5.007% 12/15/11 (c)	Aaa	3,496,573	3,381,978
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (c)(e)	Baa3	1,000,000	941,250
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (c)(e)(g)	Aaa	78,570,000	3,179,634
Nomura Asset Securities Corp. sequential pay Series 1998-D6 Class A1B, 6.59% 3/17/28	Aaa	3,000,000	3,125,132
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,557,031
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $35,891,527)			35,634,383
Foreign Government and Government Agency Obligations (h) - 1.6%

British Columbia Province yankee 7% 1/15/03	Aa1	500,000	518,260
Chilean Republic 7.125% 1/11/12	Baa1	3,520,000	3,602,720
Malaysian Government yankee 8.75% 6/1/09	Baa2	1,500,000	1,683,705
Manitoba Province yankee 6.75% 3/1/03	Aa1	500,000	524,870
Ontario Province 6% 2/21/06	Aa3	1,800,000	1,880,784
Quebec Province:
yankee 7.125% 2/9/24	A1	250,000	265,100
7% 1/30/07	A1	1,000,000	1,077,780
7.5% 9/15/29	A1	8,550,000	9,367,380
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,285,200
9.875% 2/1/10	Baa3	2,290,000	2,553,350
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,361,814)			22,759,149
Fixed-Income Funds - 3.4%
	Shares	Value (Note 1)
Fidelity® Ultra-Short Central Fund (f) (Cost $50,000,000)	5,000,000	$ 49,900,000
Cash Equivalents - 21.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.82%, dated 12/31/01 due 1/2/02 (Cost $307,083,000)	$ 307,114,063	307,083,000
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,608,071,121)	1,618,344,713
NET OTHER ASSETS - (10.5)%	(154,079,159)
NET ASSETS - 100%	$ 1,464,265,554
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,534,415 or 3.9% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.3%	AAA, AA, A	60.2%
Baa	13.3%	BBB	14.5%
Ba	0.3%	BB	0.8%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $3,316,150,853 and $2,787,796,859, respectively, of which long-term U.S. government and government agency obligations aggregated $574,704,452 and $2,459,832,689, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,161,583. The weighted average interest rate was 3.3%. Interest earned from the interfund lending program amounted to $11,279 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,608,278,071. Net unrealized appreciation aggregated $10,066,642, of which $18,758,278 related to appreciated investment securities and $8,691,636 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $3,067,000 all of which will expire on December 31, 2008.

A total of 14.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $25,679,400 and repurchase agreements of $307,083,000) (cost $1,608,071,121) - See accompanying schedule		$ 1,618,344,713
Cash		3,925,135
Receivable for fund shares sold		12,613,587
Interest receivable		14,004,928
Total assets		1,648,888,363
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 156,014,880
Payable for fund shares redeemed	1,715,808
Accrued management fee	508,847
Distribution fees payable	3,516
Other payables and accrued expenses	186,770
Collateral on securities loaned, at value	26,192,988
Total liabilities		184,622,809
Net Assets		$ 1,464,265,554
Net Assets consist of:
Paid in capital		$ 1,399,569,360
Undistributed net investment income		59,683,304
Accumulated undistributed net realized gain (loss) on investments		(5,260,702)
Net unrealized appreciation (depreciation) on investments		10,273,592
Net Assets		$ 1,464,265,554
Initial Class: Net Asset Value, offering price and redemption price per share ($1,445,925,032 ÷ 111,917,021 shares)		$12.92
Service Class: Net Asset Value, offering price and redemption price per share ($115,484 ÷ 8,957 shares)		$12.89
Service Class 2: Net Asset Value, offering price and redemption price per share ($18,225,038 ÷ 1,421,226 shares)		$12.82

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 66,344,238
Security lending		108,034
Total income		66,452,272
Expenses
Management fee	$ 4,733,249
Transfer agent fees	761,488
Distribution fees	17,600
Accounting and security lending fees	272,164
Non-interested trustees' compensation	3,471
Custodian fees and expenses	73,970
Audit	13,812
Legal	5,183
Miscellaneous	156,172
Total expenses before reductions	6,037,109
Expense reductions	(7,158)	6,029,951
Net investment income		60,422,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,264,143
Change in net unrealized appreciation (depreciation) on investment securities		2,695,000
Net gain (loss)		20,959,143
Net increase (decrease) in net assets resulting from operations		$ 81,381,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 60,422,321	$ 41,654,684
Net realized gain (loss)	18,264,143	(10,492,303)
Change in net unrealized appreciation (depreciation)	2,695,000	37,499,798
Net increase (decrease) in net assets resulting from operations	81,381,464	68,662,179
Distributions to shareholders From net investment income	(42,039,084)	(43,339,425)
Share transactions - net increase (decrease)	684,676,925	56,071,728
Total increase (decrease) in net assets	724,019,305	81,394,482
Net Assets
Beginning of period	740,246,249	658,851,767
End of period (including undistributed net investment income of $59,683,304 and $41,328,235, respectively)	$ 1,464,265,554	$ 740,246,249
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	76,499,188	$ 964,627,665	20,063,685	$ 241,746,618
Reinvested	3,464,378	41,988,258	3,827,956	43,332,459
Redeemed	(26,813,346)	(339,570,756)	(19,290,975)	(229,327,088)
Net increase (decrease)	53,150,220	$ 667,045,167	4,600,666	$ 55,751,989
Service Class A Sold	-	$ -	8,474	$ 100,000
Reinvested	483	5,847	-	-
Redeemed	-	-	-	-
Net increase (decrease)	483	$ 5,847	8,474	$ 100,000
Service Class 2 B Sold	1,835,171	$ 23,132,398	17,796	$ 214,552
Reinvested	3,730	44,979	615	6,965
Redeemed	(435,939)	(5,551,466)	(147)	(1,778)
Net increase (decrease)	1,402,962	$ 17,625,911	18,264	$ 219,739
Distributions From net investment income Initial Class		$ 41,988,258		$ 43,332,459
Service Class A		5,847		-
Service Class 2 B		44,979		6,966
Total		$ 42,039,084		$ 43,339,425

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Income from Investment Operations
Net investment income D	.685 G	.771	.743	.725	.759
Net realized and unrealized gain (loss)	.335 G	.499	(.873)	.335	.291
Total from investment operations	1.020	1.270	(.130)	1.060	1.050
Less Distributions
From net investment income	(.690)	(.840)	(.510)	(.590)	(.730)
From net realized gain	-	-	(.160)	(.070)	-
Total distributions	(.690)	(.840)	(.670)	(.660)	(.730)
Net asset value, end of period	$ 12.920	$ 12.590	$ 12.160	$ 12.960	$ 12.560
Total Return C	8.46%	11.22%	(1.05)%	8.85%	9.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.54%	.54%	.57%	.58%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.57%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.57%	.58%
Net investment income	5.47% G	6.50%	6.07%	5.85%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813	$ 324,525
Portfolio turnover rate	278%	154%	87%	239%	191%

Financial Highlights - Service Class

Years ended December 31,	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.580	$ 11.800
Income from Investment Operations
Net investment income D	.674G	.377
Net realized and unrealized gain (loss)	.326G	.403
Total from investment operations	1.000	.780
Less Distributions
From net investment income	(.690)	-
Net asset value, end of period	$ 12.890	$ 12.580
Total Return B, C	8.30%	6.61%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64% A
Expenses net of all reductions	.64%	.64% A
Net investment income	5.37%G	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115	$ 107
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 for Initial Class and $.009 for Service Class and increase net realized and unrealized gain (loss) per share by $.009 for Initial Class and $.009 for Service Class. Without this change the ratio of net investment income to average net assets would have been 5.54% for Initial Class and 5.45% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.540	$ 12.060
Income from Investment Operations
Net investment income E	.643 H	.686
Net realized and unrealized gain (loss)	.327 H	.634
Total from investment operations	.970	1.320
Less Distributions
From net investment income	(.690)	(.840)
Net asset value, end of period	$ 12.820	$ 12.540
Total Return B, C, D	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	1.75% A
Expenses net of voluntary waivers, if any	.82%	1.05% A
Expenses net of all reductions	.82%	1.05% A
Net investment income	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,225	$ 229
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 and increase net realized and unrealized gain (loss) per share by $.009. Without this change the ratio of net investment income to average net assets would have been 5.27%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity ® VIP: Mid Cap - Initial Class	-3.26%	25.65%
S&P ® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,887 - a 98.87% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. The fund underperformed the Standard & Poor's MidCap 400 Index, which returned -0.60% for the 12-month period that ended on December 31, 2001, but substantially outperformed the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -12.97% for the same period.

Q. What major factors affected performance during the period?

A. The fund significantly underweighted technology stocks throughout the period. On December 31, 2001, information technology stocks accounted for only 3.6% of the fund's net assets, compared with 18.8% for the S&P MidCap index. Tech stocks were de-emphasized because of concerns over high valuations at a time of slowing industry growth and overbuilt inventories. This defensive posture helped the fund's relative performance in the early part of the year, especially compared to its mutual fund peers, many of which held large technology positions. But it also caused the fund to miss most of the upside when tech rallied in the late spring and again in the fourth quarter of 2001. I made a few changes after I became manager in mid-June, but for the most part maintained a defensive posture. That strategy generally benefited performance during the second half of the year as the economy continued to weaken.

Q. What changes did you make after taking over the fund?

A. I gradually transitioned the portfolio into names I was comfortable owning in expectation of a softening economy. In the consumer area, I chose to underweight cyclical stocks and overweight consumer staples, where I thought earnings growth would be better. I looked for sectors and companies that I thought would continue to grow in spite of economic slowness, so I increased holdings in utilities, energy and health care, and reduced exposure to financial services, a strategy that generally worked well. I also added to the fund's gold position - as a sort of insurance measure against unforeseen world events - and that investment did well for the year. I would've liked to own more technology companies and to have participated in the rally that occurred after the market bottomed in the fall. I believe their valuations are still too high, however, so I intend to be patient as I look to move back into that sector.

Q. The largest contribution to performance came from owning S&P MidCap 400 futures. What was the strategy there?

A. When the market bottomed at the end of September, I realized that it was oversold. Valuations had corrected significantly, and I believed I couldn't afford to have shareholders sitting on the sidelines in too much cash. However, since I was relatively new to managing mid-cap stocks, I didn't have enough individual names that I was comfortable buying en masse. Therefore, I decided to buy MidCap 400 futures as a temporary measure that would give shareholders a chance to participate in the oversold market. The strategy worked well as a timing move. Going forward, it is not my intention to make extensive use of futures.

Q. What individual stocks did the most to help performance?

A. Two names stand out in the energy sector - BJ Services and Suncor Energy. Late in the period, both were selling at attractive valuations and had good upswings in price along with the energy sector in general. Another strong contributor was CVS, the drug store chain, which was bought after a significant price correction. Affiliated Computer Services, a top 10 holding during the period, also was a great stock. This business process outsourcing company, a traditionally steady performer even in down cycles, had 44% earnings growth in 2001.

Q. Which holdings were most responsible for holding back performance?

A. Valuations plummeted significantly for Waters Corp., which provides products and services to the pharmaceutical, chemical and environmental testing industries. Its decelerating earnings growth was likely responsible for some of that contraction. Sumitomo, the Japanese banking company, was a disappointment as well. I bought it because I think it's a high-quality name, but it underperformed as a result of ongoing difficulties in the Japanese financial sector.

Q. What's your near-term outlook, Tom?

A. Growth stocks did quite well after the market bottomed. Valuations are still high on an absolute basis. And we're still not sure how robust any recovery will be. For those reasons, I think that the market may take a bit of a rest in the near term, and value-style investing may come back into vogue. The strategy I'll pursue is to look for companies with good balance sheets, good visibility in understandable businesses, and multiples that are a bit lower and earnings growth that is a bit faster than the market average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2001, more than $1.1 billion

Manager: Thomas Allen, since June 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Superior Industries International, Inc.	96,900	$ 3,900,225
Distributors - 0.5%
Handleman Co. (a)	378,400	5,619,240
Hotels, Restaurants & Leisure - 1.8%
Jack in the Box, Inc. (a)	29,180	803,617
Sonic Corp. (a)	496,100	17,859,600
Wendy's International, Inc.	81,400	2,374,438
WMS Industries, Inc. (a)	8,600	172,000
		21,209,655
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	38,200	1,588,738
Furniture Brands International, Inc. (a)	36,300	1,162,326
Ryland Group, Inc.	113,100	8,278,920
		11,029,984
Leisure Equipment & Products - 0.5%
Mattel, Inc.	105,100	1,807,720
Oakley, Inc. (a)	225,500	3,666,630
		5,474,350
Media - 0.0%
Westwood One, Inc. (a)	4,200	126,210
Multiline Retail - 0.3%
Factory 2-U Stores, Inc. (a)	148,700	2,979,948
Specialty Retail - 1.6%
AutoZone, Inc. (a)	51,400	3,690,520
Galyan's Trading Co., Inc.	250,000	3,560,000
Michaels Stores, Inc. (a)	163,100	5,374,145
O'Reilly Automotive, Inc. (a)	51,900	1,892,793
Pier 1 Imports, Inc.	261,000	4,525,740
		19,043,198
Textiles & Apparel - 1.3%
Columbia Sportswear Co. (a)	220,800	7,352,640
Liz Claiborne, Inc.	18,470	918,883
Quiksilver, Inc. (a)	236,300	4,064,360
Vans, Inc. (a)	200,200	2,550,548
		14,886,431
TOTAL CONSUMER DISCRETIONARY		84,269,241
CONSUMER STAPLES - 12.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	243,600	5,724,600
Food & Drug Retailing - 3.5%
CVS Corp.	1,066,100	31,556,560
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	51,840	2,643,840
George Weston Ltd.	43,450	2,822,776
Performance Food Group Co. (a)	71,100	2,500,587
Whole Foods Market, Inc. (a)	3,300	143,748
		39,667,511

	Shares	Value (Note 1)
Food Products - 7.3%
Archer-Daniels-Midland Co.	288,645	$ 4,142,056
Dean Foods Co. (a)	358,200	24,429,240
H.J. Heinz Co.	42,200	1,735,264
Hershey Foods Corp.	325,400	22,029,580
Hormel Foods Corp.	64,100	1,722,367
McCormick & Co., Inc. (non-vtg.)	271,600	11,399,052
Nestle SA (Reg.)	17,000	3,630,550
Smithfield Foods, Inc. (a)	571,200	12,589,248
Wm. Wrigley Jr. Co.	51,800	2,660,966
		84,338,323
Personal Products - 0.4%
Alberto-Culver Co. Class B	102,000	4,563,480
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	169,300	9,531,590
TOTAL CONSUMER STAPLES		143,825,504
ENERGY - 10.3%
Energy Equipment & Services - 6.3%
BJ Services Co. (a)	736,660	23,904,617
ENSCO International, Inc.	44,910	1,116,014
GlobalSantaFe Corp.	246,050	7,017,346
National-Oilwell, Inc. (a)	588,600	12,131,046
Smith International, Inc. (a)	13,700	734,594
Tidewater, Inc.	374,850	12,707,415
Varco International, Inc. (a)	745,548	11,168,302
W-H Energy Services, Inc. (a)	207,100	3,945,255
		72,724,589
Oil & Gas - 4.0%
Ashland, Inc.	48,600	2,239,488
Devon Energy Corp.	0	15
Equitable Resources, Inc.	88,800	3,025,416
Occidental Petroleum Corp.	91,900	2,438,107
Suncor Energy, Inc.	580,700	19,118,296
Sunoco, Inc.	64,600	2,412,164
USX - Marathon Group	345,800	10,374,000
Valero Energy Corp.	172,500	6,575,700
		46,183,186
TOTAL ENERGY		118,907,775
FINANCIALS - 10.3%
Banks - 0.3%
Commerce Bancorp, Inc., New Jersey	73,196	2,879,531
Diversified Financials - 1.1%
Sumitomo Trust & Banking Ltd.	3,268,000	13,204,040
Insurance - 6.0%
AFLAC, Inc.	21,500	528,040
Alleghany Corp.	76,800	14,780,160
Allmerica Financial Corp.	145,900	6,499,845
Arthur J. Gallagher & Co.	50,300	1,734,847
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,635,600
Class B (a)	2,543	6,421,075
Everest Re Group Ltd.	52,880	3,738,616
Hilb, Rogal & Hamilton Co.	22,200	1,244,310
Mercury General Corp.	49,100	2,143,706
MIIX Group, Inc.	39,400	480,680
Ohio Casualty Corp.	99,100	1,590,555
Old Republic International Corp.	139,400	3,904,594
PartnerRe Ltd.	28,100	1,517,400
Principal Financial Group, Inc.	140,200	3,364,800
ProAssurance Corp. (a)	33,800	594,204
Progressive Corp.	21,300	3,180,090
Protective Life Corp.	78,880	2,281,998
Prudential Financial, Inc.	8,000	265,520
RenaissanceRe Holdings Ltd.	14,100	1,345,140
SCPIE Holding, Inc.	45,700	1,336,725
StanCorp Financial Group, Inc.	7,542	356,360
W.R. Berkley Corp.	76,800	4,124,160
Zenith National Insurance Corp.	300	8,382
		69,076,807
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	268,800	12,292,224
Duke Realty Corp.	872,600	21,230,358
		33,522,582
TOTAL FINANCIALS		118,682,960
HEALTH CARE - 13.0%
Biotechnology - 0.6%
Charles River Labs International, Inc. (a)	4,900	164,052
Invitrogen Corp. (a)	51,300	3,177,009
Sepracor, Inc. (a)	41,160	2,348,590
Techne Corp. (a)	32,900	1,212,365
		6,902,016
Health Care Equipment & Supplies - 2.6%
Apogent Technologies, Inc.	156,700	4,042,860
Becton, Dickinson & Co.	55,000	1,823,250
Biomet, Inc.	99,450	3,073,005
DENTSPLY International, Inc.	5,200	261,040
Guidant Corp. (a)	136,100	6,777,780
Invacare Corp.	80,300	2,706,913
St. Jude Medical, Inc. (a)	111,500	8,657,975
Vital Signs, Inc.	68,300	2,383,670
		29,726,493
Health Care Providers & Services - 3.6%
AmeriPath, Inc. (a)	182,000	5,871,320
Andrx Group (a)	62,100	4,372,461
Centene Corp.	2,300	50,485

	Shares	Value (Note 1)
First Health Group Corp. (a)	52,100	$ 1,288,954
McKesson Corp.	196,500	7,349,100
Pharmaceutical Product Development, Inc. (a)	388,400	12,549,204
RehabCare Group, Inc. (a)	303,700	8,989,520
Res-Care, Inc. (a)	178,900	1,583,265
		42,054,309
Pharmaceuticals - 6.2%
Alpharma, Inc. Class A	1,403,000	37,109,346
American Pharmaceutical Partners, Inc.	15,000	312,000
Atrix Laboratories, Inc. (a)	80,000	1,648,800
Barr Laboratories, Inc. (a)	26,800	2,126,848
Biovail Corp. (a)	68,500	3,826,979
King Pharmaceuticals, Inc. (a)	0	14
Mylan Laboratories, Inc.	194,100	7,278,750
Perrigo Co. (a)	211,600	2,501,112
SICOR, Inc. (a)	662,800	10,392,704
Watson Pharmaceuticals, Inc. (a)	190,300	5,973,517
		71,170,070
TOTAL HEALTH CARE		149,852,888
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.0%
Curtiss-Wright Corp. Class B	305	14,183
United Defense Industries, Inc.	4,000	84,200
		98,383
Air Freight & Couriers - 0.0%
Expeditors International of Washington, Inc.	2,200	125,290
Forward Air Corp. (a)	7,285	247,107
		372,397
Building Products - 1.4%
American Standard Companies, Inc. (a)	113,830	7,766,621
York International Corp.	218,400	8,327,592
		16,094,213
Commercial Services & Supplies - 2.7%
Aramark Corp. Class B	3,000	80,700
Avery Dennison Corp.	34,300	1,938,979
ChoicePoint, Inc. (a)	100,500	5,094,345
DeVry, Inc. (a)	304,300	8,657,335
eFunds Corp. (a)	442,100	6,078,875
Ionics, Inc. (a)	113,200	3,399,396
Valassis Communications, Inc. (a)	157,800	5,620,836
		30,870,466
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	213,700	3,570,927
Fluor Corp.	26,000	972,400
		4,543,327
Electrical Equipment - 0.3%
C&D Technologies, Inc.	149,690	3,420,417
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 1.3%
Danaher Corp.	34,800	$ 2,098,788
Flowserve Corp. (a)	97,800	2,602,458
Pall Corp.	313,300	7,537,998
Parker Hannifin Corp.	32,300	1,482,893
Tennant Co.	18,800	697,480
		14,419,617
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	31,600	901,548
C.H. Robinson Worldwide, Inc.	44,650	1,291,055
Canadian National Railway Co.	142,500	6,867,146
Norfolk Southern Corp.	70,000	1,283,100
		10,342,849
TOTAL INDUSTRIALS		80,161,669
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.5%
SBA Communications Corp. Class A (a)	474,700	6,180,594
Computers & Peripherals - 0.1%
Netscreen Technologies, Inc. (a)	900	19,917
O2Micro International Ltd. (a)	40,500	974,025
		993,942
Electronic Equipment & Instruments - 1.0%
Anritsu Corp.	633,000	5,062,269
Diebold, Inc.	42,200	1,706,568
Waters Corp. (a)	126,520	4,902,650
		11,671,487
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	109,120	11,580,906
SunGard Data Systems, Inc. (a)	273,960	7,925,663
		19,506,569
Semiconductor Equipment & Products - 0.1%
Cypress Semiconductor Corp. (a)	41,100	819,123
Software - 0.2%
Borland Software Corp. (a)	7,700	120,582
Cadence Design Systems, Inc. (a)	9,600	210,432
Lawson Software, Inc.	2,000	31,500
Nassda Corp.	600	13,494
Numerical Technologies, Inc. (a)	14,200	499,840
Sanchez Computer Associates, Inc. (a)	180,100	1,539,855
		2,415,703
TOTAL INFORMATION TECHNOLOGY		41,587,418
MATERIALS - 14.2%
Chemicals - 2.3%
Agrium, Inc.	428,100	4,532,222
Calgon Carbon Corp.	185,300	1,547,255
Ecolab, Inc.	2,900	116,725

	Shares	Value (Note 1)
IMC Global, Inc.	216,500	$ 2,814,500
Lyondell Chemical Co.	29,480	422,448
Potash Corp. of Saskatchewan	100,620	6,174,007
Praxair, Inc.	84,600	4,674,150
Sigma Aldrich Corp.	144,200	5,682,922
		25,964,229
Containers & Packaging - 3.5%
Ball Corp.	34,312	2,425,858
Ivex Packaging Corp. (a)	36,900	701,100
Packaging Corp. of America (a)	141,500	2,568,225
Pactiv Corp. (a)	1,019,500	18,096,125
Sealed Air Corp. (a)	336,900	13,752,258
Silgan Holdings, Inc. (a)	53,000	1,386,480
Smurfit-Stone Container Corp. (a)	78,000	1,245,660
		40,175,706
Metals & Mining - 7.6%
Agnico-Eagle Mines Ltd.	1,072,430	10,578,758
Alcan, Inc.	76,700	2,754,087
Allegheny Technologies, Inc.	91,900	1,539,325
Antofagasta PLC	62,400	480,620
Barrick Gold Corp.	449,440	7,186,635
Century Aluminum Co.	32,200	430,192
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	111,400	1,491,646
Meridian Gold, Inc. (a)	1,992,400	20,467,291
Newmont Mining Corp.	940,280	17,968,751
Nucor Corp.	39,400	2,086,624
Phelps Dodge Corp.	64,300	2,083,320
Placer Dome, Inc.	586,530	6,412,178
Teck Cominco Ltd. Class B (sub. vtg.)	1,793,500	14,333,576
Worthington Industries, Inc.	24,000	340,800
		88,153,803
Paper & Forest Products - 0.8%
Bowater, Inc.	33,500	1,597,950
International Paper Co.	96,300	3,885,705
Mead Corp.	34,600	1,068,794
Weyerhaeuser Co.	57,000	3,082,560
		9,635,009
TOTAL MATERIALS		163,928,747
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.6%
CenturyTel, Inc.	315,100	10,335,280
Citizens Communications Co. (a)	793,100	8,454,446
		18,789,726
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	321,870	3,277,855
TOTAL TELECOMMUNICATION SERVICES		22,067,581
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 6.2%
Electric Utilities - 3.4%
DPL, Inc.	115,000	$ 2,769,200
FirstEnergy Corp.	620,000	21,687,600
NSTAR	162,800	7,301,580
Southern Co.	81,500	2,066,025
TXU Corp.	116,700	5,502,405
		39,326,810
Gas Utilities - 0.8%
KeySpan Corp.	81,000	2,806,650
NiSource, Inc.	91,370	2,106,992
Sempra Energy	36,000	883,800
Southwestern Energy Co. (a)	349,000	3,629,600
		9,427,042
Multi-Utilities - 2.0%
SCANA Corp.	797,400	22,191,642
TOTAL UTILITIES		70,945,494
TOTAL COMMON STOCKS (Cost $902,261,215)		994,229,277
U.S. Treasury Obligations - 0.5%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.2% 1/3/02 to 3/21/02 (Cost $5,484,948)	-	$ 5,500,000	5,485,373
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	142,959,162	142,959,162
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	17,279,700	17,279,700
TOTAL MONEY MARKET FUNDS (Cost $160,238,862)		160,238,862
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,067,985,025)		1,159,953,512
NET OTHER ASSETS - (0.7)%		(7,998,246)
NET ASSETS - 100%		$ 1,151,955,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,402,828,991 and $1,201,749,766, respectively, of which long-term U.S. government and government agency obligations aggregated $32,301,170 and $40,595,074, respectively.

The market value of futures contracts opened and closed during the period amounted to $94,535,037 and $105,803,224, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,816 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Canada	9.2
Japan	1.5
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,070,872,063. Net unrealized appreciation aggregated $89,081,449, of which $115,678,783 related to appreciated investment securities and $26,597,334 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $58,214,000 of which $15,428,000 and $42,786,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $16,832,230) (cost $1,067,985,025) - See accompanying schedule		$ 1,159,953,512
Cash		72,131
Receivable for investments sold		12,302,884
Receivable for fund shares sold		3,287,375
Dividends receivable		699,618
Interest receivable		230,849
Other receivables		196,560
Total assets		1,176,742,929
Liabilities
Payable for investments purchased	$ 5,411,198
Payable for fund shares redeemed	1,492,216
Accrued management fee	534,374
Distribution fees payable	70,175
Collateral on securities loaned, at value	17,279,700
Total liabilities		24,787,663
Net Assets		$ 1,151,955,266
Net Assets consist of:
Paid in capital		$ 1,110,972,784
Undistributed net investment income		9,876,712
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,862,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,968,086
Net Assets		$ 1,151,955,266
Initial Class: Net Asset Value, offering price and redemption price per share ($574,934,085 ÷ 29,340,172 shares)		$19.60
Service Class: Net Asset Value, offering price and redemption price per share ($366,664,961 ÷ 18,762,671 shares)		$19.54
Service Class 2: Net Asset Value, offering price and redemption price per share ($210,356,220 ÷ 10,791,254 shares)		$19.49

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 8,661,391
Interest		8,023,289
Security lending		93,870
Total income		16,778,550
Expenses
Management fee	$ 5,753,040
Transfer agent fees	671,722
Distribution fees	625,199
Accounting and security lending fees	262,864
Non-interested trustees' compensation	3,340
Custodian fees and expenses	61,322
Registration fees	15
Audit	27,192
Legal	7,149
Miscellaneous	76,489
Total expenses before reductions	7,488,332
Expense reductions	(661,974)	6,826,358
Net investment income		9,952,192
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(32,888,181)
Foreign currency transactions	(75,194)
Futures contracts	11,268,187	(21,695,188)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,912,478)
Assets and liabilities in foreign currencies	616	(14,911,862)
Net gain (loss)		(36,607,050)
Net increase (decrease) in net assets resulting from operations		$ (26,654,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 9,952,192	$ 3,463,098
Net realized gain (loss)	(21,695,188)	(39,095,214)
Change in net unrealized appreciation (depreciation)	(14,911,862)	102,504,149
Net increase (decrease) in net assets resulting from operations	(26,654,858)	66,872,033
Distributions to shareholders From net investment income	-	(3,490,324)
In excess of net realized gain	-	(131,105)
Total distributions	-	(3,621,429)
Share transactions - net increase (decrease)	233,603,651	854,104,079
Total increase (decrease) in net assets	206,948,793	917,354,683
Net Assets
Beginning of period	945,006,473	27,651,790
End of period (including undistributed net investment income of $9,876,712 and $0, respectively)	$ 1,151,955,266	$ 945,006,473
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,676,112	$ 182,558,139	30,056,800	$ 574,378,689
Reinvested	-	-	114,222	2,311,193
Redeemed	(9,413,601)	(173,494,579)	(1,207,719)	(23,158,134)
Net increase (decrease)	262,511	$ 9,063,560	28,963,303	$ 553,531,748
Service Class Sold	9,095,820	$ 170,632,678	13,897,441	$ 261,436,662
Reinvested	-	-	55,437	1,095,062
Redeemed	(4,323,424)	(80,200,595)	(1,662,521)	(31,588,706)
Net increase (decrease)	4,772,396	$ 90,432,083	12,290,357	$ 230,943,018
Service Class 2 A Sold	8,986,545	$ 167,539,684	3,839,632	$ 73,663,061
Reinvested	-	-	10,659	215,174
Redeemed	(1,810,628)	(33,431,676)	(234,954)	(4,248,922)
Net increase (decrease)	7,175,917	$ 134,108,008	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ -		$ 2,302,727
Service Class		-		973,094
Service Class 2 A		-		214,503
Total		$ -		$ 3,490,324
In excess of net realized gain Initial Class		$ -		$ 8,466
Service Class		-		121,968
Service Class 2 A		-		671
Total		$ -		$ 131,105
		$ -		$ 3,621,429

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.19	.00	.00
Net realized and unrealized gain (loss)	(.86)	4.95	5.05	.31
Total from investment operations	(.66)	5.14	5.05	.31
Less Distributions
From net investment income	-	(.08)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.62%	.69%	.97%	1.00% A
Net investment income (loss)	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.17	(.01)	.00
Net realized and unrealized gain (loss)	(.86)	4.93	5.05	.31
Total from investment operations	(.68)	5.10	5.04	.31
Less Distributions
From net investment income	-	(.07)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.12)	(.11)	-
Net asset value, end of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.72%	.79%	1.07%	1.10% A
Net investment income (loss)	.96%	.92%	(.09)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income E	.15	.14
Net realized and unrealized gain (loss)	(.86)	5.35
Total from investment operations	(.71)	5.49
Less Distributions
From net investment income	-	(.06)
In excess of net realized gain	-	(.05)
Total distributions	-	(.11)
Net asset value, end of period	$ 19.49	$ 20.20
Total Return B, C, D	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.99% A
Expenses net of voluntary waivers, if any	.94%	.99% A
Expenses net of all reductions	.88%	.94% A
Net investment income	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,356	$ 73,039
Portfolio turnover rate	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Initial Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Initial Class	4.18%	5.32%	4.92%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01
Fidelity VIP:
Money Market -
Initial Class	2.05%	3.21%	3.92%	5.16%	6.35%

MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2001?

A. During the entire period, the Federal Reserve Board moved aggressively to bolster economic growth. The Fed opened the year with a surprise cut in the rate banks charge each other for overnight loans - known as the fed funds target rate - and continued to lower it through the first eight months of 2001. As August turned to September, the market was divided as to whether the economy was recovering or if more Fed rate cuts were in the offing. Then came the events of September 11. From that point on, the terrorist attacks and their aftereffects were the most influential developments. After September 11, there was a sharp downturn in economic activity. The Fed responded immediately by implementing a 0.50 percentage-point cut in the fed funds rate on September 17, when the markets reopened. The Fed did so in order to stabilize the markets and reassure investors. Faced with continued evidence of moribund economic activity, the Fed implemented two more 0.50 percentage-point decreases in the fed funds rate at its meetings in October and November, and an additional cut of 0.25 percentage points in December. All told, the Fed brought the fed funds rate from 6.50% at the beginning of the period down to 1.75% at the end of 2001.

Q. What other economic developments had an effect on money markets in 2001?

A. Declining economic growth and the effects of September 11 caused the U.S. gross domestic product to contract by 1.1% in the third quarter of 2001. Through the fourth quarter, emerging data made it difficult to figure out whether or not the economy would recover. While declines in manufacturing activity and rising unemployment indicated a deep recession, consumer confidence and retail sales held up fairly well, indicating that the recession would remain rather moderate. Other factors that had an effect on the money markets were a steepening yield curve, a sharp increase in mortgage refinancing activity and a surge of money market fund inflows. In 2001, more than $430 billion poured into short-term funds, compared to $228 billion in 2000.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, we looked to maintain a relatively long average maturity, in order to lock in yields before they declined. More recently, we sought to maintain a longer average maturity than our peers because we believed that current yields factor in aggressive interest-rate increases by the Fed that we don't think will occur. I focused the portfolio on government agency discount notes, due to concerns regarding the credit quality of longer-term corporate obligations. In addition, issuance of corporate paper declined as funding needs diminished during the economic slowdown, while agency issuance increased significantly. These developments, in turn, made government securities more attractively valued than many corporate alternatives.

Q. What's your outlook, Bob?

A. In spite of the aggressive rate-cutting program implemented by the Federal Reserve Board, the near-term outlook for the U.S. economy remains hard to discern. We expect that the rate cuts should help rekindle economic growth. Fourth-quarter data shows some signs that the economy has reached a bottom and may be headed toward a recovery. Consumer spending has remained steady, inventories have declined and lower interest rates have helped sustain the housing market. In fact, some believe that the rebound will come so quickly that the Fed will be forced to reverse direction and raise rates in order to head off inflation before it can arise. Nonetheless, history shows that the Fed usually waits until we are several months into a recovery before inaugurating rate hikes to curtail growth enough to subdue inflation. In turn, our feeling is that the Fed would not raise rates any earlier than mid-2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2001, more than $2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Certificates of Deposit - 48.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 1.0%
J.P. Morgan Chase Bank
3/11/02	1.75%	$ 30,000,000	$ 30,000,000
London Branch, Eurodollar, Foreign Banks - 25.0%
Abbey National Treasury Services PLC
2/20/02	3.50	60,000,000	60,000,000
ABN-AMRO Bank NV
4/23/02	2.21	55,000,000	55,000,000
Alliance & Leicester PLC
2/13/02	1.92	5,000,000	5,000,030
4/26/02	2.23	5,000,000	5,000,079
Australia & New Zealand Banking Group Ltd.
6/11/02	2.10	10,000,000	10,011,677
Bank of Nova Scotia
2/6/02	1.90	40,000,000	40,000,000
Bank of Scotland Treasury Services PLC
2/4/02	1.95	10,000,000	10,000,000
2/6/02	3.56	15,000,000	15,000,127
Barclays Bank PLC
1/22/02	2.05	10,000,000	10,000,000
2/19/02	1.84	15,000,000	15,000,000
Bayerische Hypo-und Vereinsbank AG
2/22/02	2.29	10,000,000	10,000,000
3/11/02	1.86	10,000,000	10,000,000
5/29/02	2.15	15,000,000	15,000,000
Bayerische Landesbank Girozentrale
5/23/02	2.10	15,000,000	14,997,051
Commerzbank AG
2/4/02	1.93	5,000,000	5,007,711
Credit Agricole Indosuez
2/8/02	1.90	25,000,000	25,003,401
5/20/02	2.02	15,000,000	15,000,000
Dresdner Bank AG
2/7/02	1.88	20,000,000	20,000,000
3/11/02	1.90	20,000,000	20,000,000
5/23/02	2.10	10,000,000	9,999,205
Halifax PLC
2/11/02	1.90	5,000,000	5,000,000
2/14/02	1.78	25,000,000	25,000,000
3/12/02	1.76	25,000,000	25,001,928
ING Bank NV
2/7/02	1.87	5,000,000	5,000,000
2/7/02	1.88	5,000,000	5,000,000
2/13/02	3.50	5,000,000	5,000,000
2/19/02	3.47	40,000,000	40,000,000
3/18/02	1.82	10,000,000	10,000,000
5/23/02	2.08	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
4/25/02	2.24	5,000,000	5,000,000
5/7/02	2.08	30,000,000	30,001,037

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Lloyds TSB Bank PLC
2/19/02	1.92%	$ 50,000,000	$ 50,000,000
4/2/02	2.30	25,000,000	25,007,992
Merita Bank PLC
2/13/02	1.91	5,000,000	5,000,000
Nationwide Building Society
2/6/02	1.92	5,000,000	5,000,025
Norddeutsche Landesbank Girozentrale
2/1/02	1.86	5,000,000	5,000,808
3/18/02	1.80	40,000,000	40,000,420
UBS AG
5/3/02	3.60	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
2/20/02	3.52	5,000,000	5,000,034
5/29/02	2.18	10,000,000	10,000,000
			700,031,525
New York Branch, Yankee Dollar, Foreign Banks - 22.9%
Bank of Scotland Treasury Services PLC
3/4/02	3.30	30,000,000	30,002,957
Bayerische Hypo-und Vereinsbank AG
2/6/02	1.90	5,000,000	5,000,894
2/11/02	1.85	10,000,000	10,002,119
2/15/02	1.92	35,000,000	35,000,000
BNP Paribas SA
2/20/02	3.50	10,000,000	10,000,000
2/22/02	2.28	10,000,000	10,000,000
3/7/02	1.85	15,000,000	15,000,000
3/22/02	2.26	10,000,000	10,000,000
3/26/02	2.20	25,000,000	25,000,000
4/24/02	2.22	10,000,000	10,000,000
5/6/02	3.63	20,000,000	20,000,000
Commerzbank AG
2/7/02	1.91	10,000,000	10,000,000
Credit Agricole Indosuez
5/8/02	1.95	20,000,000	20,000,000
5/21/02	2.10	10,000,000	10,000,000
Credit Suisse First Boston Bank
1/22/02	1.90	50,000,000	50,000,000
Deutsche Bank AG
1/1/02	2.06 (a)	50,000,000	49,981,301
1/7/02	1.98 (a)	50,000,000	49,972,137
Dexia Bank SA
1/14/02	1.80 (a)	5,000,000	4,997,575
2/8/02	2.08	10,000,000	10,000,000
National Westminster Bank PLC
7/5/02	4.10	30,000,000	29,996,858
Norddeutsche Landesbank Girozentrale
4/30/02	2.10	5,000,000	4,999,996
Royal Bank of Canada
1/7/02	2.01 (a)	25,000,000	24,991,873
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Branch, Yankee Dollar, Foreign Banks - continued
Royal Bank of Canada - continued
1/22/02	1.83% (a)	$ 10,000,000	$ 9,996,142
11/20/02	2.55	28,500,000	28,458,872
Royal Bank of Scotland PLC
2/7/02	1.87	35,000,000	35,000,000
2/19/02	1.93	10,000,000	10,000,000
Societe Generale
1/14/02	1.80 (a)	5,000,000	4,997,718
UBS AG
5/20/02	2.01	16,000,000	16,000,000
6/10/02	1.96	56,000,000	56,000,000
11/27/02	2.56	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
5/28/02	2.12	10,000,000	10,000,000
			640,398,442
TOTAL CERTIFICATES OF DEPOSIT			1,370,429,967
Commercial Paper - 24.9%

American Home Products Corp.
1/29/02	1.98	5,000,000	4,992,300
Amsterdam Funding Corp.
2/5/02	1.89	25,000,000	24,954,306
AT&T Corp.
1/23/02	3.28	10,000,000	9,980,139
CBA Finance, Inc.
2/5/02	2.09	15,000,000	14,969,667
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/02	1.82	5,000,000	4,994,439
Commerzbank U.S. Finance, Inc.
2/6/02	1.93	35,000,000	34,932,625
Delaware Funding Corp.
1/9/02	1.98	10,198,000	10,193,513
Dexia Delaware LLC
3/12/02	1.75	20,000,000	19,932,333
Dominion Resources, Inc.
1/17/02	2.71	5,000,000	4,994,000
Enterprise Funding Corp.
1/9/02	2.00	4,372,000	4,370,057
1/22/02	2.10	25,000,000	24,969,521
Falcon Asset Securitization Corp.
1/16/02	2.00	13,000,000	12,989,167
1/23/02	1.90	26,165,000	26,134,620
Ford Motor Credit Co.
1/30/02	2.63	5,000,000	4,989,447
2/4/02	2.63	5,000,000	4,987,628
3/4/02	2.82	4,000,000	3,980,711
3/11/02	2.74	8,000,000	7,958,293
3/11/02	2.79	5,000,000	4,973,454

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
GE Capital International Funding, Inc.
3/21/02	1.82%	$ 25,000,000	$ 24,900,701
General Electric Capital Corp.
2/13/02	2.30	10,000,000	9,972,767
3/25/02	3.60	5,000,000	4,959,422
4/23/02	2.23	50,000,000	49,657,778
5/6/02	2.07	17,000,000	16,878,993
General Electric Capital Services, Inc.
3/11/02	3.41	12,500,000	12,419,859
3/12/02	3.45	10,000,000	9,934,083
5/21/02	2.10	10,000,000	9,919,111
General Mills, Inc.
1/14/02	2.63	5,000,000	4,995,269
1/30/02	2.51	5,000,000	4,989,931
3/1/02	2.72	5,000,000	4,977,875
3/1/02	2.74	5,000,000	4,977,711
Jupiter Securitization Corp.
1/17/02	2.00	31,190,000	31,162,276
1/29/02	1.90	20,000,000	19,970,444
Montauk Funding Corp.
2/19/02	2.32	10,000,000	9,968,694
New Center Asset Trust
2/1/02	1.92	15,000,000	14,975,329
Newport Funding Corp.
3/11/02	1.91	10,000,000	9,963,583
Phillips Petroleum Co.
1/29/02	2.53	5,000,000	4,990,200
Quincy Capital Corp.
1/7/02	1.97	12,293,000	12,288,964
Santander Finance, Inc.
2/13/02	3.53	15,000,000	14,937,919
2/15/02	1.93	15,000,000	14,964,000
3/5/02	1.87	25,000,000	24,918,625
Sears Roebuck Acceptance Corp.
2/4/02	3.07	5,000,000	4,985,597
2/7/02	3.28	9,000,000	8,969,938
Sheffield Receivables Corp.
1/7/02	1.95	25,666,000	25,657,659
1/23/02	2.11	30,110,000	30,071,359
Tyco International Group SA
1/17/02	2.21	10,000,000	9,990,222
1/31/02	2.00	5,000,000	4,991,667
UBS Finance, Inc.
2/13/02	1.76	15,000,000	14,968,646
Windmill Funding Corp.
1/31/02	1.88	25,000,000	24,960,833
2/12/02	1.86	5,000,000	4,989,208
2/26/02	1.86	25,000,000	24,928,056
TOTAL COMMERCIAL PAPER			696,532,939
Federal Agencies - 10.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 9.3%
Agency Coupons - 1.8%
1/2/02	1.56% (a)	$ 50,000,000	$ 49,975,914
Discount Notes - 7.5%
2/22/02	4.05	25,000,000	24,858,444
4/19/02	3.98	25,000,000	24,712,750
5/3/02	4.03	40,000,000	39,474,044
5/16/02	1.91	46,000,000	45,673,975
7/15/02	1.89	50,000,000	49,493,542
7/26/02	3.61	25,000,000	24,500,736
			208,713,491
			258,689,405
Federal Home Loan Bank - 0.7%
Discount Notes - 0.7%
6/19/02	1.85	20,085,000	19,912,453
TOTAL FEDERAL AGENCIES			278,601,858
Bank Notes - 1.4%

American Express Centurion Bank
1/15/02	1.87 (a)	5,000,000	5,000,000
Bank One NA, Chicago
1/17/02	2.00 (a)	25,000,000	25,034,904
U.S. Bank NA, Minnesota
5/23/02	2.22	10,000,000	10,000,000
TOTAL BANK NOTES			40,034,904
Master Notes - 1.4%

General Motors Acceptance Corp. Mortgage Credit
1/22/02	3.17	20,000,000	19,963,170
Goldman Sachs Group, Inc.
4/1/02	1.91 (b)	20,000,000	20,000,000
TOTAL MASTER NOTES			39,963,170
Medium-Term Notes - 5.0%

Alliance & Leicester Group Treasury PLC
1/24/02	2.42 (a)	5,000,000	5,000,567
Asset Securitization Cooperative Corp.
1/28/02	1.90 (a)	10,000,000	10,000,000
AT&T Corp.
2/6/02	3.33 (a)	25,000,000	25,000,000
BMW U.S. Capital Corp.
1/23/02	1.93 (a)	5,000,000	5,000,000
6/7/02	4.25	5,000,000	4,997,084
Citigroup, Inc.
1/14/02	1.91 (a)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
1/1/02	2.25 (a)(b)	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
1/22/02	1.87% (a)	$ 25,000,000	$ 25,000,000
Harwood Street Funding I LLC
1/21/02	2.06 (a)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
1/21/02	1.96 (a)	5,000,000	5,000,000
Northern Rock PLC
1/14/02	1.94 (a)	10,000,000	10,000,025
Variable Funding Capital Corp.
1/9/02	2.00 (a)	15,000,000	14,999,596
1/22/02	1.88 (a)	5,000,000	4,999,652
TOTAL MEDIUM-TERM NOTES			139,996,924
Short-Term Notes - 2.4%

Jackson National Life Insurance Co.
1/2/02	2.76 (a)(b)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/02	2.28 (a)(b)	5,000,000	5,000,000
1/1/02	2.31 (a)(b)	5,000,000	5,000,000
New York Life Insurance Co.
2/28/02	2.18 (a)(b)	5,000,000	5,000,000
4/1/02	2.03 (a)(b)	15,000,000	15,000,000
Pacific Life Insurance Co.
3/7/02	2.08 (a)(b)	5,000,000	5,000,000
SMM Trust 2001 M
3/13/02	1.90 (a)(b)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/02	2.40 (a)(b)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			67,000,000
Repurchase Agreements - 4.0%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 12/31/01 due 1/2/02 At 1.82%	$ 365,037	365,000
With J.P. Morgan Securities At 1.94%, dated 12/31/01 due 1/2/02 (Corporate Obligations) (principal amount $112,583,000) 0% - 8.20%, 2/15/02 - 7/2/19	112,012,071	112,000,000
TOTAL REPURCHASE AGREEMENTS		112,365,000
TOTAL INVESTMENT PORTFOLIO - 98.0%	2,744,924,762
NET OTHER ASSETS - 2.0%	54,863,825
NET ASSETS - 100%	$ 2,799,788,587
Total Cost for Income Tax Purposes $ 2,744,924,762
Legend

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 2.25%, 1/1/02	3/30/01	$ 15,000,000
Goldman Sachs Group, Inc. 1.91%, 4/1/02	12/11/01	$ 20,000,000
Jackson National Life Insurance Co. 2.76%, 1/2/02	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 2.28%, 1/1/02	9/17/98	$ 5,000,000
2.31%, 1/1/02	3/12/99	$ 5,000,000
New York Life Insurance Co.: 2.03%, 4/1/02	12/20/01	$ 15,000,000
2.18%, 2/28/02	8/27/01	$ 5,000,000
Pacific Life Insurance Co. 2.08%, 3/7/02	9/6/01	$ 5,000,000
SMM Trust 2001 M 1.9%, 3/13/02	12/11/01	$ 15,000,000
Transamerica Occidental Life Insurance Co. 2.4%, 2/1/02	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $102,000,000 or 3.6% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $52,558,500. The weighted average interest rate was 3.88%. Interest earned from the interfund lending program amounted to $34,022 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $112,365,000) - See accompanying schedule		$ 2,744,924,762
Cash		552
Receivable for fund shares sold		59,680,734
Interest receivable		6,619,820
Total assets		2,811,225,868
Liabilities
Payable for fund shares redeemed	$ 10,826,983
Accrued management fee	459,090
Distribution fees payable	7,415
Other payables and accrued expenses	143,793
Total liabilities		11,437,281
Net Assets		$ 2,799,788,587
Net Assets consist of:
Paid in capital		$ 2,799,787,736
Accumulated net realized gain (loss) on investments		851
Net Assets		$ 2,799,788,587
Initial Class: Net Asset Value, offering price and redemption price per share ($2,753,378,620 ÷ 2,753,362,976 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($6,142,790 ÷ 6,142,755 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($40,267,177 ÷ 40,266,949 shares)		$1.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 112,413,922
Expenses
Management fee	$ 4,759,319
Transfer agent fees	1,748,361
Distribution fees	32,220
Accounting fees and expenses	239,506
Non-interested trustees' compensation	9,025
Custodian fees and expenses	61,970
Registration fees	687
Audit	29,229
Legal	12,788
Miscellaneous	405,785
Total expenses		7,298,890
Net investment income		105,115,032
Net Realized Gain (Loss) on Investments		71,154
Net increase in net assets resulting from operations		$ 105,186,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 105,115,032	$ 129,065,682
Net realized gain (loss)	71,154	31,844
Net increase (decrease) in net assets resulting from operations	105,186,186	129,097,526
Distributions to shareholders from net investment income	(105,115,032)	(129,065,682)
Share transactions - net increase (decrease)	566,164,645	294,030,275
Total increase (decrease) in net assets	566,235,799	294,062,119
Net Assets
Beginning of period	2,233,552,788	1,939,490,669
End of period	$ 2,799,788,587	$ 2,233,552,788
Other Information:
	Year ended December 31, 2001	Year ended December 31, 2000
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 6,279,947,605	$ 5,928,688,982
Reinvestment of distributions from net investment income	104,611,787	128,280,587
Cost of shares redeemed	(5,864,593,497)	(5,763,150,248)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 519,965,895	$ 293,819,321
Service Class A Proceeds from sales of shares	$ 7,671,735	$ 100,000
Reinvestment of distributions from net investment income	50,876	3,061
Cost of shares redeemed	(1,682,917)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 6,039,694	$ 103,061
Service Class 2 B Proceeds from sales of shares	$ 244,909,763	$ 102,001
Reinvestment of distributions from net investment income	452,369	5,900
Cost of shares redeemed	(205,203,076)	(8)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 40,159,056	$ 107,893
Distributions From net investment income Initial Class	$ 104,611,787	$ 129,056,642
Service Class A	50,876	3,095
Service Class 2 B	452,369	5,945
Total	$ 105,115,032	$ 129,065,682

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.041	.062	.050	.053	.053
Less Distributions
From net investment income	(.041)	(.062)	(.050)	(.053)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return C	4.18%	6.30%	5.17%	5.46%	5.51%
Ratios to Average Net Assets F
Expenses before expense reductions	.28%	.33%	.27%	.30%	.31%
Expenses net of voluntary waivers, if any	.28%	.33%	.27%	.30%	.31%
Expenses net of all reductions	.28%	.33%	.27%	.30%	.31%
Net investment income	3.99%	6.18%	5.06%	5.33%	5.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794

Financial Highlights - Service Class

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.040	.031
Less Distributions
From net investment income	(.040)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.45% A
Expenses net of all reductions	.39%	.45% A
Net investment income	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.039	.058
Less Distributions
From net investment income	(.039)	(.058)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.55%	.96% A
Expenses net of voluntary waivers, if any	.55%	.60% A
Expenses net of all reductions	.55%	.60% A
Net investment income	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Balanced Portfolio. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Growth & Income, Growth Opportunities, and Mid Cap Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income:

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Capital loss carryforwards
Asset Manager: Growth	$ 10,153,088	$ (54,724,175)
Balanced	$ 8,741,255	$ (12,626,374)
Growth & Income	$ 14,782,356	$ (49,149,293)
Growth Opportunities	$ 8,064,821	$ (180,430,678)
Investment Grade Bond	$ 58,372,899	$ (3,066,791)
Mid Cap	$ 9,876,712	$ (58,213,586)

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager: Growth
Initial Class	$ 12,927,664	$ 15,579,493
Service Class	322,572	409,753
Service Class 2	93,628	115,803
	$ 13,343,864	$ 16,105,049
Balanced
Initial Class	$ 9,051,388	$ -
Service Class	946,241	-
Service Class 2	205,228	-
	$ 10,202,857	$ -
Growth & Income
Initial Class	$ 12,653,429	$ 40,624,166
Service Class	2,643,908	8,959,911
Service Class 2	203,456	653,201
	$ 15,500,793	$ 50,237,278
Growth Opportunities
Initial Class	$ 3,172,127	$ -
Service Class	785,129	-
Service Class 2	99,535	-
	$ 4,056,791	$ -
Investment Grade Bond
Initial Class	$ 41,988,258	$ -
Service Class	5,847	-
Service Class 2	44,979	-
	$ 42,039,084	$ -

There were no significant book-to-tax differences for Money Market Portfolio.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager: Growth	$ 278,873
Balanced	$ (26,257)
Investment Grade Bond	$ (627,119)

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation depreciation	Net realized gain (loss)
Investment Grade Bond	$ (826,921)	$ 442,524	$ 384,397

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable funds' Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio, a new management contract took effect on May 1, 2001. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

Under the previous contract for the Money Market Portfolio the management fee was calculated on the basis of a group fee rate, an individual fund fee rate of .03% of the fund's average net assets, and an income-based component.

During the period the income-based portion of the management fee was $744,542 or an annual rate of .03% of the fund's average net assets. FMR has voluntarily agreed to limit the fund's total management fee to the lesser of the amount that would be paid under the previous contract or the new contract through October 31, 2001.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.18%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 10,628	$ 11,435	$ 22,063
Balanced	$ 26,077	$ 26,717	$ 52,794
Growth & Income	$ 242,792	$ 74,549	$ 317,341
Growth Opportunities	$ 297,480	$ 90,550	$ 388,030
Investment Grade Bond	$ 112	$ 17,488	$ 17,600
Mid Cap	$ 308,088	$ 317,111	$ 625,199
Money Market	$ 1,310	$ 30,910	$ 32,220

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth
Initial Class	$ 281,447
Service Class	7,617
Service Class 2	3,994
$ 293,058
Balanced
Initial Class	$ 171,315
Service Class	17,754
Service Class 2	8,227
$ 197,296
Growth & Income
Initial Class	$ 608,732
Service Class	164,118
Service Class 2	22,106
$ 794,956
Growth Opportunities
Initial Class	$ 495,277
Service Class	198,275
Service Class 2	28,225
$ 721,777
Investment Grade Bond
Initial Class	$ 754,988
Service Class	73
Service Class 2	6,427
$ 761,488
Mid Cap
Initial Class	$ 372,955
Service Class	208,980
Service Class 2	89,787
$ 671,722
Money Market
Initial Class	$ 1,736,840
Service Class	1,049
Service Class 2	10,472
$ 1,748,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 732,192
Balanced	$ 931,948
Growth & Income	$ 8,077,685
Growth Opportunities	$ 3,901,047
Investment Grade Bond	$ 689,242
Mid Cap	$ 5,905,824

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 39,914	$ 4,180
Balanced	$ 35,178	$ 4,748
Growth & Income	$ 224,443	$ 562
Growth Opportunities	$ 223,343	$ -
Investment Grade Bond	$ -	$ 7,158
Mid Cap	$ 656,404	$ 5,570

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest

	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager: Growth	64%	-	-
Balanced	46%	1	41%
Growth & Income	32%	3	46%
Growth Opportunities	14%	1	58%
Investment Grade Bond	53%	-	-
Mid Cap	45%	1	22%
Money Market	60%	-	-

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manger: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manger: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994).Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2001

Vice President of VIP Money Market (2000) and VIP Investment Grade Bond (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of VIP Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), and VIP Growth & Income (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

David L. Murphy (53)

Year of Election or Appointment: 2000

Vice President of VIP Investment Grade Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997 or 1998

Vice President of VIP Growth Opportunities (1997) and VIP Mid Cap (1998). Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Bettina Doulton (37)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (55)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (40)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002), VIP Growth & Income (2000), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (52)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager: Growth	5.11%
Balanced	15.23%
Growth & Income	10.36%
Growth Opportunities	11.31%
Investment Grade Bond	14.43%
Mid Cap	10.79%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	24%
Balanced	15%
Growth & Income	75%
Growth Opportunities	100%

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPICGRP2-ANN-0202 154155
1.768593.100

Fidelity® Variable Insurance Products
Service Class

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Balanced Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Growth & Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Opportunities Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
Investment Grade Bond Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Mid Cap Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Money Market Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Annual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Service Class	-7.57%	6.39%	10.52%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity ® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers ® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,090 - a 100.90% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager: Growth Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund underperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, and the Fidelity Asset Manager: Growth Composite Index, which returned -5.94%.

Q. What influence did asset allocation have on fund results?

R.H. A bias toward equities hurt relative to the index and peer average, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 76% - compared to 70% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® for most of the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. Steve's quantitative models focused on companies expected to achieve superior earnings growth, which hurt in the third quarter when economic improvement failed to materialize and earnings eroded. His slight overweighting in the technology sector hurt. Small positions in weak-performing telecommunications equipment and Internet software companies, including Powerwave Technologies and BEA Systems, respectively - which he sold during the period - did most of the damage. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, as such stocks as NVIDIA, Computer Associates and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income
investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as they outperformed Treasuries. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: maximize total return over the long term
by allocating assets among stocks, bonds and
short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2001, more than $414 million

Managers: Richard Habermann and
Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 74.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Hotels, Restaurants & Leisure - 2.0%
Hilton Hotels Corp.	340,100	$ 3,713,892
Mandalay Resort Group (a)	17,100	365,940
Starwood Hotels & Resorts Worldwide, Inc. unit	139,500	4,164,075
		8,243,907
Household Durables - 1.9%
Black & Decker Corp.	16,200	611,226
Centex Corp.	38,500	2,197,965
Fleetwood Enterprises, Inc.	43,600	493,988
Furniture Brands International, Inc. (a)	30,200	967,004
KB Home	4,600	184,460
Mohawk Industries, Inc. (a)	39,300	2,156,784
Pulte Homes, Inc.	15,000	670,050
Whirlpool Corp.	10,900	799,297
		8,080,774
Media - 4.3%
AOL Time Warner, Inc. (a)	119,300	3,829,530
Clear Channel Communications, Inc. (a)	72,100	3,670,611
Comcast Corp. Class A (special) (a)	17,700	637,200
Gemstar-TV Guide International, Inc. (a)	45,100	1,249,270
Liberty Media Corp. Class A (a)	90,800	1,271,200
NTL, Inc. warrants 10/14/08 (a)	427	4
Omnicom Group, Inc.	55,100	4,923,185
Tribune Co.	15,500	580,165
Viacom, Inc. Class B (non-vtg.) (a)	41,700	1,841,055
		18,002,220
Multiline Retail - 2.2%
Costco Wholesale Corp. (a)	20,500	909,790
Kmart Corp. (a)	150,600	822,276
Kohls Corp. (a)	13,000	915,720
Target Corp.	43,000	1,765,150
Wal-Mart Stores, Inc.	78,900	4,540,695
		8,953,631
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A (a)	15,900	421,827
American Eagle Outfitters, Inc. (a)	50,800	1,329,436
AutoNation, Inc. (a)	609,600	7,516,368
Bed Bath & Beyond, Inc. (a)	17,700	600,030
Best Buy Co., Inc. (a)	25,700	1,914,136
Lowe's Companies, Inc.	36,100	1,675,401
Pacific Sunwear of California, Inc. (a)	37,300	761,666
Sonic Automotive, Inc. Class A (a)	155,000	3,633,200
		17,852,064
TOTAL CONSUMER DISCRETIONARY		61,132,596

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.5%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	28,600	$ 672,100
PepsiCo, Inc.	60,700	2,955,483
The Coca-Cola Co.	155,100	7,312,965
		10,940,548
Food & Drug Retailing - 0.4%
Rite Aid Corp. (a)	161,300	816,178
Sysco Corp.	30,400	797,088
Whole Foods Market, Inc. (a)	3,300	143,748
		1,757,014
Personal Products - 2.6%
Avon Products, Inc.	185,100	8,607,150
Gillette Co.	69,600	2,324,640
		10,931,790
Tobacco - 0.8%
Philip Morris Companies, Inc.	68,500	3,140,725
TOTAL CONSUMER STAPLES		26,770,077
ENERGY - 3.4%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	13,900	506,933
BJ Services Co. (a)	20,800	674,960
ENSCO International, Inc.	45,200	1,123,220
Halliburton Co.	21,100	276,410
National-Oilwell, Inc. (a)	47,000	968,670
Noble Drilling Corp. (a)	44,200	1,504,568
Weatherford International, Inc. (a)	44,300	1,650,618
		6,705,379
Oil & Gas - 1.8%
ChevronTexaco Corp.	53,100	4,758,291
Conoco, Inc.	70,800	2,003,640
Valero Energy Corp.	15,900	606,108
		7,368,039
TOTAL ENERGY		14,073,418
FINANCIALS - 5.1%
Banks - 1.3%
Bank of America Corp.	22,300	1,403,785
Bank One Corp.	35,800	1,397,990
FleetBoston Financial Corp.	52,700	1,923,550
Pacific Century Financial Corp.	25,200	652,428
		5,377,753
Diversified Financials - 3.2%
Fannie Mae	60,100	4,777,950
Freddie Mac	127,600	8,345,040
		13,122,990
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.6%
AFLAC, Inc.	27,400	$ 672,944
MetLife, Inc.	60,900	1,929,312
		2,602,256
TOTAL FINANCIALS		21,102,999
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 2.1%
Cygnus, Inc. (a)	5,700	29,925
Guidant Corp. (a)	171,000	8,515,800
		8,545,725
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	21,900	1,391,745
Cardinal Health, Inc.	290,250	18,767,564
HealthSouth Corp. (a)	39,500	585,390
McKesson Corp.	28,200	1,054,680
Patterson Dental Co. (a)	2,100	85,953
Priority Healthcare Corp. Class B (a)	20,400	717,876
		22,603,208
Pharmaceuticals - 9.5%
American Home Products Corp.	129,300	7,933,848
Barr Laboratories, Inc. (a)	24,800	1,968,128
Bristol-Myers Squibb Co.	110,100	5,615,100
Forest Laboratories, Inc. (a)	32,900	2,696,155
Mylan Laboratories, Inc.	49,400	1,852,500
Perrigo Co. (a)	44,500	525,990
Pfizer, Inc.	349,100	13,911,635
Pharmacia Corp.	109,700	4,678,705
SICOR, Inc. (a)	21,400	335,552
		39,517,613
TOTAL HEALTH CARE		70,666,546
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	170,400	7,952,568
Northrop Grumman Corp.	16,600	1,673,446
		9,626,014
Airlines - 0.2%
Northwest Airlines Corp. (a)	43,000	675,100
Building Products - 0.7%
American Standard Companies, Inc. (a)	23,400	1,596,582
Dal-Tile International, Inc. (a)	30,700	713,775
Masco Corp.	29,200	715,400
		3,025,757
Commercial Services & Supplies - 2.6%
Aramark Corp. Class B	32,700	879,630
Cendant Corp. (a)	70,300	1,378,583
Concord EFS, Inc. (a)	29,700	973,566

	Shares	Value (Note 1)
First Data Corp.	15,900	$ 1,247,355
Manpower, Inc.	101,200	3,411,452
Viad Corp.	112,500	2,664,000
		10,554,586
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,100	9,488,790
Machinery - 1.2%
Albany International Corp. Class A	26,300	570,710
Danaher Corp.	10,600	639,286
Illinois Tool Works, Inc.	18,600	1,259,592
Ingersoll-Rand Co.	40,900	1,710,029
Quixote Corp.	14,900	283,100
SPX Corp. (a)	4,700	643,430
		5,106,147
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	17,600	508,904
TOTAL INDUSTRIALS		38,985,298
INFORMATION TECHNOLOGY - 13.9%
Electronic Equipment & Instruments - 0.3%
Arrow Electronics, Inc. (a)	7,100	212,290
Mettler-Toledo International, Inc. (a)	16,600	860,710
		1,073,000
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	11,800	577,964
Semiconductor Equipment & Products - 4.6%
Analog Devices, Inc. (a)	16,800	745,752
Atmel Corp. (a)	93,300	687,621
DuPont Photomasks, Inc. (a)	9,100	395,395
Fairchild Semiconductor International, Inc. Class A (a)	29,000	817,800
Integrated Silicon Solution (a)	25,600	313,344
Intel Corp.	196,400	6,176,780
International Rectifier Corp. (a)	13,000	453,440
LAM Research Corp. (a)	65,900	1,530,198
Lattice Semiconductor Corp. (a)	27,800	571,846
LSI Logic Corp. (a)	42,700	673,806
Micron Technology, Inc. (a)	43,000	1,333,000
NVIDIA Corp. (a)	68,400	4,575,960
Semtech Corp. (a)	25,700	917,233
		19,192,175
Software - 8.9%
Computer Associates International, Inc.	423,600	14,609,964
Compuware Corp. (a)	158,800	1,872,252
Microsoft Corp. (a)	283,400	18,775,246
Take-Two Interactive Software, Inc. (a)	85,100	1,376,067
		36,633,529
TOTAL INFORMATION TECHNOLOGY		57,476,668
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 0.6%
IMC Global, Inc.	59,000	$ 767,000
Lyondell Chemical Co.	34,900	500,117
Millennium Chemicals, Inc.	13,000	163,800
PolyOne Corp.	50,900	498,820
Solutia, Inc.	52,400	734,648
		2,664,385
Construction Materials - 0.1%
Lafarge North America, Inc.	14,261	535,786
Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	90,500	1,211,795
Phelps Dodge Corp.	138,200	4,477,680
Ryerson Tull, Inc.	107,000	1,177,000
		6,866,475
Paper & Forest Products - 0.7%
Boise Cascade Corp.	27,300	928,473
Bowater, Inc.	4,100	195,570
Georgia-Pacific Group	69,200	1,910,612
		3,034,655
TOTAL MATERIALS		13,101,301
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T Corp.	178,200	3,232,548
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	0
Ono Finance PLC rights 5/31/09 (a)(f)	310	620
		3,233,168
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(f)	545	21,800
TOTAL TELECOMMUNICATION SERVICES		3,254,968
UTILITIES - 0.3%
Electric Utilities - 0.1%
FirstEnergy Corp.	16,000	559,680
Water Utilities - 0.2%
American Water Works, Inc.	15,100	630,425
TOTAL UTILITIES		1,190,105
TOTAL COMMON STOCKS (Cost $283,122,806)		307,753,976
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	12,388	$ 1,322,419
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	77	55,440
		1,377,859
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	152,280
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	405	411,822
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	472	339,840
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	827,450
Wireless Telecommunication Services - 0.5%
Dobson Communications Corp.:
$122.50 pay-in-kind	157	155,430
$130.00 pay-in-kind	156	154,440
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,358	1,611,840
		1,921,710
TOTAL TELECOMMUNICATION SERVICES		2,749,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,069,247)		5,030,961
Corporate Bonds - 17.8%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 740,000	659,525
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	200,000	224,500
TOTAL CONSUMER DISCRETIONARY			884,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	$ 20,000	$ 21,788
Tenet Healthcare Corp. 6% 12/1/05	Ba1	1,040,000	1,027,655
Total Renal Care Holdings:
7% 5/15/09 (f)	B3	500,000	509,375
7% 5/15/09	B2	580,000	590,875
			2,149,693
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	790,000	335,592
Sanmina-SCI Corp. 0% 9/12/20	Ba3	1,390,000	515,968
			851,560
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	165,000	92,598
TOTAL INFORMATION TECHNOLOGY			944,158
TOTAL CONVERTIBLE BONDS			3,977,876
Nonconvertible Bonds - 16.9%
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	100,000	87,000
Lear Corp. 7.96% 5/15/05	Ba1	380,000	385,700
TRW, Inc. 8.75% 5/15/06	Baa2	50,000	53,597
			526,297
Hotels, Restaurants & Leisure - 1.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	100,000	105,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	448,000	448,000
Domino's, Inc. 10.375% 1/15/09	B3	300,000	318,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	620,000	644,800
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	290,000	297,250
HMH Properties, Inc. 7.875% 8/1/08	Ba3	285,000	262,200
Horseshoe Gaming LLC 8.625% 5/15/09	B2	950,000	992,750
International Game Technology 8.375% 5/15/09	Ba1	220,000	231,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ITT Corp. 7.375% 11/15/15	Ba1	$ 245,000	$ 209,475
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	190,000	182,400
Mandalay Resort Group 9.5% 8/1/08	Ba2	95,000	99,513
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	115,000	117,300
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,285,000	1,092,250
9.25% 4/1/06	B3	150,000	151,875
9.75% 6/15/07	B3	135,000	136,350
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	20,000	16,200
Station Casinos, Inc. 8.375% 2/15/08	Ba3	970,000	989,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	100,000	95,000
yankee:
8.625% 12/15/07	Ba3	295,000	277,300
9% 3/15/07	Ba3	120,000	115,200
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	180,000	185,400
8.875% 4/15/11	Ba1	290,000	303,775
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	80,000	81,200
			7,351,638
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	400,000	412,500
8.875% 4/1/08	Ba2	55,000	56,856
D.R. Horton, Inc. 8% 2/1/09	Ba1	300,000	294,000
KB Home 8.625% 12/15/08	Ba3	360,000	360,000
Lennar Corp. 7.625% 3/1/09	Ba1	150,000	150,000
Pulte Homes, Inc. 7.875% 8/1/11 (f)	Baa3	310,000	306,125
Ryland Group, Inc. 9.125% 6/15/11	Ba3	220,000	226,600
Sealy Mattress Co.:
9.875% 12/15/07	B2	460,000	456,550
9.875% 12/15/07 (f)	B2	180,000	178,650
			2,441,281
Media - 3.6%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	70,000	70,700
10.25% 6/15/11	B2	580,000	574,200
10.875% 10/1/10	B2	625,000	635,938
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	$ 265,000	$ 255,725
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	275,311
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	110,000	113,609
CanWest Media, Inc. 10.625% 5/15/11	B2	260,000	275,600
Callahan Nordrhein- Westfalen 0% 7/15/10 (e)	B3	170,000	39,100
Century Communications Corp. 0% 1/15/08	B2	30,000	15,000
Chancellor Media Corp. 8% 11/1/08	Ba1	40,000	42,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	77,550
0% 4/1/11 (e)	B2	840,000	604,800
0% 5/15/11 (e)	B2	470,000	286,700
10% 4/1/09	B2	845,000	866,125
10% 5/15/11	B2	340,000	346,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	260,000	247,000
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	520,000	512,200
9.875% 4/1/23	B1	70,000	72,625
10.5% 5/15/16	Ba2	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	555,000	127,650
11.75% 12/15/05	Caa3	345,000	79,350
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	380,000	380,950
9.375% 2/1/09	B1	875,000	901,250
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	990,000	985,050
9.25% 11/1/07	Baa1	195,000	212,550
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	60,000	60,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	375,000	391,875
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	100,000	104,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	$ 340,000	$ 346,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	113,732
Lamar Media Corp.:
8.625% 9/15/07	B1	30,000	31,350
9.25% 8/15/07	B1	435,000	450,225
9.625% 12/1/06	Ba3	135,000	141,413
News America Holdings, Inc. 7.7% 10/30/25	Baa3	110,000	107,349
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	350,000	360,500
Quebecor Media, Inc. 11.125% 7/15/11	B2	10,000	10,600
Radio One, Inc. 8.875% 7/1/11	B3	1,185,000	1,232,400
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	1,675,000	1,574,500
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	125,000	139,723
Yell Finance BV:
0% 8/1/11 (e)	B2	1,050,000	619,500
10.75% 8/1/11	B2	600,000	642,000
			14,868,925
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	100,000	102,344
JCPenney Co., Inc.:
6% 5/1/06	Ba2	75,000	66,750
6.125% 11/15/03	Ba2	25,000	24,250
6.9% 8/15/26	Ba2	252,000	246,960
7.375% 6/15/04	Ba2	115,000	111,550
7.375% 8/15/08	Ba2	25,000	24,125
7.4% 4/1/37	Ba2	295,000	287,625
7.6% 4/1/07	Ba2	25,000	24,500
7.95% 4/1/17	Ba2	40,000	35,400
Kmart Corp. 9.375% 2/1/06	Ba2	90,000	74,025
			997,529
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	95,000	96,967
The William Carter Co. 10.875% 8/15/11 (f)	B3	350,000	369,250
			466,217
TOTAL CONSUMER DISCRETIONARY			26,651,887
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (f)	B2	$ 190,000	$ 186,200
Cott Corp. yankee 8.5% 5/1/07	-	80,000	82,000
			268,200
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	140,000	133,700
9.125% 12/15/11	B2	200,000	201,000
Kroger Co. 6.8% 4/1/11	Baa3	130,000	132,516
Rite Aid Corp.:
6% 10/1/03 (f)(g)	Caa2	60,000	56,550
6.125% 12/15/08 (f)	Caa2	235,000	168,025
6.875% 8/15/13	Caa2	165,000	120,450
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	330,000	287,100
11.25% 7/1/08	Caa2	550,000	522,500
			1,714,241
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	122,039
Dean Foods Co.:
6.625% 5/15/09	Baa2	50,000	45,000
8.15% 8/1/07	Baa2	80,000	78,400
Del Monte Corp. 9.25% 5/15/11	B3	290,000	301,600
Kellogg Co. 6.6% 4/1/11	Baa2	50,000	51,311
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	70,000	71,050
			669,400
Personal Products - 0.2%
Playtex Products, Inc. 9.375% 6/1/11	B2	185,000	195,175
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	240,000	159,600
9% 11/1/06	Caa3	260,000	174,200
12% 12/1/05 (f)	Caa1	270,000	267,300
			796,275

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 73,628
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	103,014
			176,642
TOTAL CONSUMER STAPLES			3,624,758
ENERGY - 0.8%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	60,000	49,500
Oil & Gas - 0.8%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	40,000	39,284
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	610,000	588,650
8.375% 11/1/08 (f)	B1	230,000	226,550
8.5% 3/15/12	B1	425,000	417,563
Forest Oil Corp. 8% 12/15/11 (f)	Ba3	220,000	220,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	60,000	55,200
10% 11/1/08 (f)	Ba3	290,000	304,500
Petro-Canada yankee 7% 11/15/28	A3	50,000	47,425
Phillips Petroleum Co. 8.75% 5/25/10	A3	60,000	69,840
Plains Resources, Inc.:
10.25% 3/15/06 Series B	B2	732,000	746,640
10.25% 3/15/06 Series D	B2	70,000	71,400
The Coastal Corp. 9.625% 5/15/12	Baa2	55,000	63,403
Westport Resources Corp. 8.25% 11/1/11 (f)	Ba3	310,000	314,650
			3,165,105
TOTAL ENERGY			3,214,605
FINANCIALS - 1.7%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	21,880
BankBoston Corp. 6.625% 2/1/04	A2	60,000	63,066
Den Danske Bank AS 6.375% 6/15/08 (f)(g)	Aa3	170,000	173,451
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	98,743
Long Island Savings Bank FSB 7% 6/13/02	Baa2	140,000	142,587
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	Aa3	$ 50,000	$ 50,628
7.816% 11/29/49	A1	100,000	106,350
			656,705
Diversified Financials - 1.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	124,833
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	280,000	271,600
American Gen. Finance Corp. 5.875% 7/14/06	A1	100,000	103,370
Amvescap PLC 5.9% 1/15/07 (f)	A2	25,000	24,959
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	70,000	73,212
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	20,000	20,750
8.875% 2/15/08 (f)	Ba3	180,000	186,750
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	89,519
Citigroup, Inc. 7.25% 10/1/10	Aa2	100,000	107,263
ComEd Financing II 8.5% 1/15/27	Baa3	450,000	436,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	80,000	79,799
Details Capital Corp. 0% 11/15/07 (e)	B3	85,000	80,750
Devon Financing Corp. ULC 6.875% 9/30/11 (f)	Baa2	50,000	48,731
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	140,000	151,200
Ford Motor Credit Co.:
6.5% 1/25/07	A2	50,000	48,865
7.375% 10/28/09	A2	50,000	49,364
7.5% 3/15/05	A2	140,000	143,224
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	40,000	40,513
6.875% 9/15/11	A2	190,000	185,830
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	530,000	445,200
Household Finance Corp.:
6.5% 1/24/06	A2	40,000	41,124
8% 5/9/05	A2	35,000	37,657

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	$ 100,000	$ 109,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	65,000	66,629
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (f)	B1	180,000	180,900
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	80,000	82,936
NiSource Finance Corp. 7.875% 11/15/10	Baa2	125,000	129,276
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	860,000	756,800
PTC International Finance II SA yankee 11.25% 12/1/09	B2	85,000	85,850
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	55,000	56,200
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	40,000	40,663
Sprint Capital Corp. 6.875% 11/15/28	Baa1	65,000	59,455
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	120,000	117,670
			4,476,592
Insurance - 0.0%
MetLife, Inc. 6.125% 12/1/11	A1	35,000	34,665
The Chubb Corp. 6.8% 11/15/31	Aa3	100,000	97,850
			132,515
Real Estate - 0.5%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	102,664
EOP Operating LP:
6.375% 2/15/03	Baa1	100,000	103,069
7.75% 11/15/07	Baa1	100,000	107,718
ERP Operating LP 7.1% 6/23/04	A3	100,000	104,917
LNR Property Corp. 10.5% 1/15/09	Ba3	375,000	382,500
Meditrust Corp. 7.82% 9/10/26	Ba3	360,000	354,600
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	420,000	424,200
WCI Communities, Inc. 10.625% 2/15/11	B1	345,000	355,350
			2,036,383
TOTAL FINANCIALS			7,302,195
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	$ 200,000	$ 118,000
9.75% 12/1/06	Caa1	300,000	282,750
11.625% 12/1/06 (f)	B2	140,000	151,200
Boston Scientific Corp. 6.625% 3/15/05	Baa2	110,000	111,650
			663,600
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	-	60,000	60,450
12.25% 1/2/09	-	50,000	54,000
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	70,000	72,450
DaVita, Inc. 9.25% 4/15/11	B2	240,000	254,400
Fountain View, Inc. 11.25% 4/15/08 (d)	-	460,000	234,600
HealthSouth Corp.:
8.375% 10/1/11 (f)	Ba1	260,000	265,525
8.5% 2/1/08	Ba1	110,000	113,300
10.75% 10/1/08	Ba2	120,000	130,950
Service Corp. International (SCI):
6.3% 3/15/03	B1	140,000	134,400
7.2% 6/1/06	B1	120,000	110,400
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	320,000	350,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	385,000	400,400
Unilab Corp. 12.75% 10/1/09	B3	97,000	112,520
			2,293,795
TOTAL HEALTH CARE			2,957,395
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	595,000	615,825
Airlines - 0.0%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	30,000	25,886
7.73% 9/15/12	Ba2	10,161	7,535
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	30,000	29,447
7.92% 5/18/12	A3	80,000	75,198
			138,066

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Services & Supplies - 0.6%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 745,000	$ 722,650
7.875% 1/1/09	Ba3	40,000	38,600
8.5% 12/1/08 (f)	Ba3	280,000	280,000
8.875% 4/1/08	Ba3	40,000	40,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	197,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	198,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	345,000	353,625
8.625% 4/1/13	B2	215,000	223,063
8.75% 9/30/09	B2	60,000	61,800
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	85,000	87,125
Pierce Leahy Corp. 9.125% 7/15/07	B2	115,000	119,888
World Color Press, Inc. 7.75% 2/15/09	Baa2	90,000	90,000
			2,412,951
Machinery - 0.0%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	120,000	120,872
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	80,000	82,000
8.875% 7/15/11	Ba2	695,000	712,375
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	70,000	57,750
10.25% 11/15/06	Ba3	90,000	67,950
			920,075
Road & Rail - 0.3%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	150,000	149,543
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	60,096
6.46% 6/22/05	Baa2	100,000	103,639
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	20,000	21,800
TFM SA de CV yankee 0% 6/15/09 (e)	B1	885,000	792,075
			1,127,153
TOTAL INDUSTRIALS			5,334,942
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 170,000	$ 155,975
10.75% 8/1/11	B3	100,000	98,000
Motorola, Inc. 8% 11/1/11 (f)	A3	50,000	50,544
SBA Communications Corp. 10.25% 2/1/09	B3	290,000	249,400
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	1,320,000	290,400
12.5% 11/15/10	B3	130,000	66,300
			910,619
Computers & Peripherals - 0.0%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	60,000	61,508
7.65% 8/1/05	Baa2	40,000	40,389
			101,897
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	260,000	274,300
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	120,000	125,400
10.5% 2/1/09	B2	80,000	84,400
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3	1,000,000	915,000
			1,124,800
TOTAL INFORMATION TECHNOLOGY			2,411,616
MATERIALS - 1.0%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	100,000	104,500
Huntsman Corp. 9.5% 7/1/07 (d)(f)	Ca	375,000	67,500
OM Group, Inc. 9.25% 12/15/11 (f)	B3	100,000	101,000
			273,000
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	290,000	307,400
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	190,000	178,600
7.35% 5/15/08	B3	80,000	71,600
7.5% 5/15/10	B3	70,000	61,600
7.8% 5/15/18	B3	30,000	24,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.85% 5/15/04	B3	$ 320,000	$ 310,400
8.1% 5/15/07	B3	150,000	135,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	375,000	406,875
Riverwood International Corp. 10.625% 8/1/07	B3	275,000	286,000
			1,782,225
Metals & Mining - 0.4%
Century Aluminum Co. 11.75% 4/15/08	Ba3	30,000	31,050
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	450,000	399,375
7.5% 11/15/06	B3	80,000	58,000
Luscar Coal Ltd. 9.75% 10/15/11 (f)	Ba3	110,000	113,850
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	310,000	332,475
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	805,000	776,825
			1,711,575
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	40,000	41,800
Potlatch Corp. 6.25% 3/15/02	Baa3	80,000	79,200
Stone Container Corp. 9.75% 2/1/11	B2	180,000	192,600
			313,600
TOTAL MATERIALS			4,080,400
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
AT&T Corp.:
6.5% 3/15/29	A3	100,000	87,353
8% 11/15/31 (f)	A3	30,000	30,968
British Telecommunications PLC 8.875% 12/15/30	Baa1	80,000	91,803
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	A2	100,000	109,194
Citizens Communications Co.:
8.5% 5/15/06	Baa2	70,000	74,330
9% 8/15/31 (f)	Baa2	25,000	27,281
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	100,000	102,153
8% 10/1/10	Baa3	60,000	60,584
NTL Communications Corp.:
0% 10/1/08 (e)	B3	605,000	133,100
11.5% 10/1/08	B3	390,000	120,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	100,000	101,182
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 90,000	$ 98,179
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	5,000	4,210
TELUS Corp. yankee 8% 6/1/11	Baa2	105,000	110,660
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	575,000	488,750
Triton PCS, Inc. 8.75% 11/15/11 (f)	B2	350,000	350,000
			1,990,647
Wireless Telecommunication Services - 1.7%
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	239,200
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,890,000	1,965,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	605,000	399,300
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	1,945,800
0% 2/15/08 (e)	B1	160,000	108,800
Orange PLC yankee 9% 6/1/09	Baa1	365,000	390,550
PanAmSat Corp. 6% 1/15/03	Baa3	40,000	38,600
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	455,000	398,125
10.625% 7/15/10	B3	135,000	155,925
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	1,061,000	904,503
10.375% 11/15/09	Baa1	701,000	792,130
			7,338,533
TOTAL TELECOMMUNICATION SERVICES			9,329,180
UTILITIES - 1.2%
Electric Utilities - 1.0%
AES Corp.:
7.375% 6/15/03	Ba1	170,000	161,500
8.75% 6/15/08	Ba1	50,000	44,000
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	915,000	805,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	125,956
CMS Energy Corp.:
7.5% 1/15/09	Ba3	160,000	150,400
8.375% 7/1/03	Ba3	305,000	301,950
9.875% 10/15/07	Ba3	295,000	306,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Edison Mission Energy:
9.875% 4/15/11	Baa3	$ 250,000	$ 252,500
10% 8/15/08	Baa3	270,000	272,700
FirstEnergy Corp. 6.45% 11/15/11	Baa2	40,000	38,826
Illinois Power Co. 7.5% 6/15/09	Baa2	60,000	57,238
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	154,669
7.875% 12/15/26 (f)	A3	80,000	73,884
Mission Energy Co. 8.125% 6/15/02 (f)	Baa3	380,000	376,200
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	242,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	105,000	100,800
7.05% 3/1/24	B3	55,000	51,975
7.875% 3/1/02	B3	125,000	122,500
PSI Energy, Inc. 6.65% 6/15/06	A3	65,000	64,676
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,826
			4,256,100
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	25,000	25,355
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	50,000	52,153
Sempra Energy 7.95% 3/1/10	A2	40,000	40,977
			118,485
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	525,000	546,000
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	10,000	9,840
7.5% 1/15/31	Baa2	70,000	67,784
			623,624
TOTAL UTILITIES			4,998,209
TOTAL NONCONVERTIBLE BONDS			69,905,187
TOTAL CORPORATE BONDS (Cost $75,149,848)			73,883,063
U.S. Government and Government Agency Obligations - 1.2%

U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.25% 6/15/06	Aaa	85,000	86,554
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
5.5% 2/15/06	Aaa	$ 85,000	$ 87,576
5.5% 5/2/06	Aa2	125,000	127,421
6.25% 2/1/11	Aa2	65,000	66,026
7.25% 5/15/30	Aaa	105,000	117,479
Freddie Mac:
5.875% 3/21/11	Aa2	205,000	202,597
6% 6/15/11	Aaa	150,000	152,295
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			839,948
U.S. Treasury Obligations - 1.0%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02	-	350,000	349,984
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	150,000	161,930
8.125% 8/15/19	Aaa	80,000	101,013
8.875% 8/15/17	Aaa	50,000	66,422
8.875% 2/15/19	Aaa	259,000	347,464
U.S. Treasury Notes:
2.75% 10/31/03	Aaa	1,275,000	1,272,208
3.5% 11/15/06	Aaa	180,000	173,475
5% 2/15/11	Aaa	290,000	288,913
5% 8/15/11	Aaa	305,000	304,045
6.125% 8/15/07	Aaa	30,000	32,250
6.5% 10/15/06	Aaa	470,000	511,125
7% 7/15/06	Aaa	520,000	574,922
7.25% 8/15/04	Aaa	20,000	21,831
TOTAL U.S. TREASURY OBLIGATIONS			4,205,582
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,029,933)			5,045,530
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.6%
6% 4/1/13 to 1/1/29	Aaa	869,598	876,344
6.5% 2/1/26 to 10/1/31	Aaa	3,766,570	3,771,030
7.5% 5/1/24 to 12/1/30	Aaa	1,902,028	1,964,459
TOTAL FANNIE MAE			6,611,833
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	87,189	90,430

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Government National Mortgage Association - 0.5%
6.5% 8/15/27	Aaa	$ 463,225	$ 465,541
7% 7/15/28 to 7/15/31	Aaa	1,074,558	1,097,576
7.5% 1/15/26 to 8/15/28	Aaa	469,975	486,965
8.5% 11/15/30	Aaa	64,250	68,125
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,118,207
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $8,711,414)			8,820,470
Asset-Backed Securities - 0.2%

Airplanes pass thru trust 10.875% 3/15/19	B2	83,955	10,914
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	150,984
CIT Marine Trust 5.8% 4/15/10	Aaa	86,401	88,183
CPS Auto Receivables Trust 6% 8/15/03	Aaa	20,483	20,489
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	180,000	185,484
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	130,000	133,470
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	35,000	36,073
7.03% 11/15/03	Aaa	24,000	24,338
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (f)(g)	Baa2	5,495	5,483
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	52,953
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	26,906	27,478
TOTAL ASSET-BACKED SECURITIES (Cost $796,301)			735,849
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (f)(g)	Ba3	102,001	48,762
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	$ 100,000	$ 99,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	98,875
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	120,521	126,772
TOTAL U.S. GOVERNMENT AGENCY			325,147
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $359,461)			373,909
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	194,022	204,358
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (g)(h)	Aaa	1,465,909	92,650
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	105,492
Class B, 7.48% 2/1/08	A	80,000	83,934
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	70,000	67,361
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	133,613
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (f)(g)	-	320,000	248,800
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (f)(h)	Aaa	997,259	35,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (f)(g)	-	$ 250,000	$ 25,000
Series 1997-B Class E, 0% 9/15/19 (f)(g)	-	40,245	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (f)	BBB-	68,664	64,887
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	250,000	242,109
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (f)(g)	Baa3	180,000	169,425
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (f)(g)(h)	Aaa	1,330,000	53,824
LTC Commercial Mortgage pass thru certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	376,563
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	98,992	100,307
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (f)(g)	-	125,000	120,361
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	80,000	82,322
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (f)	Baa2	140,000	138,250
Class E2, 7.224% 12/15/10 (f)	Baa3	100,000	95,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,866,545)			2,440,837
Foreign Government and Government Agency Obligations (i) - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chilean Republic 7.125% 1/11/12	Baa1	$ 40,000	$ 40,940
Quebec Province 7.5% 9/15/29	A1	90,000	98,604
United Mexican States 9.875% 2/1/10	Baa3	80,000	89,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $222,540)			228,744
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $6,049,411)	6,049,411	6,049,411
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $389,377,506)		410,362,750
NET OTHER ASSETS - 0.9%		3,665,511
NET ASSETS - 100%		$ 414,028,261
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,586,557 or 2.3% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.3%	AAA, AA, A	4.3%
Baa	2.9%	BBB	2.8%
Ba	4.4%	BB	3.8%
B	9.0%	B	9.5%
Caa	1.0%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $463,750,862 and $483,721,132, respectively, of which long-term U.S. government and government agency obligations aggregated $26,874,123 and $35,888,561, respectively.

The market value of futures contracts opened and closed during the period amounted to $56,342,616 and $71,288,257, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,226 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $915,000 or 0.2% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,550,000. The weighted average interest rate was 2.2%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $393,366,800. Net unrealized appreciation aggregated $16,995,950, of which $37,407,570 related to appreciated investment securities and $20,411,620 related to depreciated investment securities.

The fund hereby designates approximately $16,008,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $54,724,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $389,377,506) - See accompanying schedule		$ 410,362,750
Cash		91,267
Receivable for investments sold		8,866,074
Receivable for fund shares sold		49,841
Dividends receivable		233,158
Interest receivable		1,529,385
Total assets		421,132,475
Liabilities
Payable for investments purchased	$ 6,367,167
Payable for fund shares redeemed	486,262
Accrued management fee	198,147
Distribution fees payable	1,858
Other payables and accrued expenses	50,780
Total liabilities		7,104,214
Net Assets		$ 414,028,261
Net Assets consist of:
Paid in capital		$ 440,338,834
Undistributed net investment income		12,720,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,016,956)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,985,441
Net Assets		$ 414,028,261
Initial Class: Net Asset Value, offering price and redemption price per share ($399,273,107 ÷ 31,801,411 shares)		$12.56
Service Class: Net Asset Value, offering price and redemption price per share ($9,542,346 ÷ 764,950 shares)		$12.47
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,212,808 ÷ 419,509 shares)		$12.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 3,856,533
Interest		10,319,128
Security lending		15,550
Total income		14,191,211
Expenses
Management fee	$ 2,515,093
Transfer agent fees	293,058
Distribution fees	22,063
Accounting and security lending fees	166,260
Non-interested trustees' compensation	1,519
Custodian fees and expenses	29,236
Audit	28,436
Legal	2,756
Interest	2,063
Miscellaneous	125,122
Total expenses before reductions	3,185,606
Expense reductions	(44,094)	3,141,512
Net investment income		11,049,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(56,459,132)
Foreign currency transactions	219
Futures contracts	(4,580,262)	(61,039,175)
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,246,218
Assets and liabilities in foreign currencies	(46)
Futures contracts	836,103	12,082,275
Net gain (loss)		(48,956,900)
Net increase (decrease) in net assets resulting from operations		$ (37,907,201)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 11,049,699	$ 14,340,647
Net realized gain (loss)	(61,039,175)	16,729,357
Change in net unrealized appreciation (depreciation)	12,082,275	(102,678,511)
Net increase (decrease) in net assets resulting from operations	(37,907,201)	(71,608,507)
Distributions to shareholders From net investment income	(13,343,864)	(11,727,781)
From net realized gain	(16,105,049)	(47,570,525)
Total distributions	(29,448,913)	(59,298,306)
Share transactions - net increase (decrease)	(16,320,571)	37,231,520
Total increase (decrease) in net assets	(83,676,685)	(93,675,293)
Net Assets
Beginning of period	497,704,946	591,380,239
End of period (including undistributed net investment income of $12,720,942 and $15,347,357, respectively)	$ 414,028,261	$ 497,704,946

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,648,332	$ 33,703,712	3,923,103	$ 63,060,473
Reinvested	2,071,741	28,507,157	3,619,549	58,129,957
Redeemed	(6,380,641)	(80,043,164)	(5,674,304)	(91,790,709)
Net increase (decrease)	(1,660,568)	$ (17,832,295)	1,868,348	$ 29,399,721
Service Class Sold	86,383	$ 1,109,889	313,089	$ 5,014,523
Reinvested	53,533	732,326	72,504	1,157,887
Redeemed	(244,489)	(3,021,914)	(108,353)	(1,714,212)
Net increase (decrease)	(104,573)	$ (1,179,699)	277,240	$ 4,458,198
Service Class 2 A Sold	262,678	$ 3,373,478	230,119	$ 3,591,200
Reinvested	15,343	209,431	655	10,461
Redeemed	(74,696)	(891,486)	(14,590)	(228,060)
Net increase (decrease)	203,325	$ 2,691,423	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 12,927,664		$ 11,501,649
Service Class		322,572		224,107
Service Class 2 A		93,628		2,025
Total		$ 13,343,864		$ 11,727,781
From net realized gain Initial Class		$ 15,579,493		$ 46,628,308
Service Class		409,753		933,781
Service Class 2 A		115,803		8,436
Total		$ 16,105,049		$ 47,570,525
		$ 29,448,913		$ 59,298,306

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Income from Investment Operations
Net investment income E	.32	.42	.40	.41	.36
Net realized and unrealized gain (loss)	(1.31)	(2.52)	2.04	2.19	2.92
Total from investment operations	(.99)	(2.10)	2.44	2.60	3.28
Less Distributions
From net investment income	(.39)	(.37)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	(.02)
Total distributions	(.86)	(1.87)	(1.09)	(1.93)	(.02)
Net asset value, end of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Total Return C, D	(7.39)%	(12.47)%	15.26%	17.57%	25.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.73%	.69%	.71%	.73%	.77%
Expenses net of voluntary waivers, if any	.73%	.69%	.71%	.73%	.77%
Expenses net of all reductions	.72%	.68%	.70%	.72%	.76%
Net investment income	2.55%	2.61%	2.38%	2.60%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399,273	$ 482,165	$ 580,555	$ 528,874	$ 483,231
Portfolio turnover rate	111%	147%	92%	98%	90%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income E	.31	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(1.32)	(2.50)	2.03	2.14	.34
Total from investment operations	(1.01)	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.37)	(.36)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	-
Total distributions	(.84)	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C, D	(7.57)%	(12.54)%	15.13%	17.18%	2.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.80%	.82%	.89%	.88% A
Expenses net of voluntary waivers, if any	.83%	.80%	.82%	.89%	.87% A
Expenses net of all reductions	.82%	.79%	.81%	.88%	.87% A
Net investment income	2.44%	2.50%	2.27%	2.65%	2.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,542	$ 12,449	$ 10,825	$ 3,165	$ 10
Portfolio turnover rate	111%	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income E	.28	.34
Net realized and unrealized gain (loss)	(1.30)	(1.96)
Total from investment operations	(1.02)	(1.62)
Less Distributions
From net investment income	(.38)	(.36)
From net realized gain	(.47)	(1.50)
Total distributions	(.85)	(1.86)
Net asset value, end of period	$ 12.43	$ 14.30
Total Return B, C, D	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.00%	.97% A
Expenses net of all reductions	.99%	.95% A
Net investment income	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,213	$ 3,091
Portfolio turnover rate	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class	-1.72%	7.07%	8.44%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,628 - a 76.28% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended December 31, 2001, the fund beat the Fidelity Balanced 60/40 Composite Index and the variable annuity balanced funds average tracked by Lipper Inc., which declined 3.71% and 2.87%, respectively.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. We benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I reduced the position and added more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten down in the March-April time frame, and again in September.

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I eliminated Nortel and Oracle from the portfolio during the period. Having ample exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. Good examples are Microsoft and Philip Morris, which benefited from a new product cycle and waning tobacco litigation concerns, respectively. On the down side, I was disappointed with the results of our financial holdings. Underweighting banks hurt us during a period of falling interest rates, as did prematurely overweighting brokers such as Charles Schwab and diversified financials, such as American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the yield curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that equity valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Note to shareholders: Effective February 6, 2002, Louis Salemy became Lead Portfolio Manager of Balanced Portfolio.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2001, more than $306 million

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 54.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	29,300	$ 400,238
TRW, Inc.	9,100	337,064
		737,302
Automobiles - 0.1%
Ford Motor Co.	24,600	386,712
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	12,800	473,728
McDonald's Corp.	12,700	336,169
		809,897
Household Durables - 1.0%
Black & Decker Corp.	14,300	539,539
Maytag Corp.	14,900	462,347
Mohawk Industries, Inc. (a)	21,900	1,201,872
Whirlpool Corp.	10,400	762,632
		2,966,390
Media - 2.9%
AOL Time Warner, Inc. (a)	49,512	1,589,335
Clear Channel Communications, Inc. (a)	17,200	875,652
Liberty Media Corp. Class A (a)	45,700	639,800
McGraw-Hill Companies, Inc.	24,900	1,518,402
NTL, Inc. warrants 10/14/08 (a)	199	2
Omnicom Group, Inc.	16,500	1,474,275
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	0
Viacom, Inc. Class B (non-vtg.) (a)	48,611	2,146,158
Walt Disney Co.	28,100	582,232
		8,825,856
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	21,400	949,732
Dillard's, Inc. Class A	31,200	499,200
Federated Department Stores, Inc. (a)	13,400	548,060
JCPenney Co., Inc.	22,900	616,010
Target Corp.	19,100	784,055
Wal-Mart Stores, Inc.	77,200	4,442,860
		7,839,917
Specialty Retail - 1.7%
Best Buy Co., Inc. (a)	6,300	469,224
Gap, Inc.	27,200	379,168
Home Depot, Inc.	38,750	1,976,638
Lowe's Companies, Inc.	31,200	1,447,992
Mothers Work, Inc. (a)(m)	3	28
Staples, Inc. (a)	52,400	979,880
		5,252,930
TOTAL CONSUMER DISCRETIONARY		26,819,004

	Shares	Value (Note 1)
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	12,500	$ 565,125
PepsiCo, Inc.	30,700	1,494,783
The Coca-Cola Co.	32,000	1,508,800
		3,568,708
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	30,392	153,784
Food Products - 0.3%
Kraft Foods, Inc. Class A	14,300	486,629
Sara Lee Corp.	16,100	357,903
		844,532
Household Products - 0.8%
Colgate-Palmolive Co.	5,900	340,725
Kimberly-Clark Corp.	12,100	723,580
Procter & Gamble Co.	17,800	1,408,514
		2,472,819
Personal Products - 1.1%
Gillette Co.	100,100	3,343,340
Tobacco - 1.2%
Philip Morris Companies, Inc.	79,100	3,626,735
TOTAL CONSUMER STAPLES		14,009,918
ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	15,300	557,991
BJ Services Co. (a)	19,000	616,550
Diamond Offshore Drilling, Inc.	10,200	310,080
Nabors Industries, Inc. (a)	18,600	638,538
Schlumberger Ltd. (NY Shares)	9,300	511,035
		2,634,194
Oil & Gas - 2.0%
ChevronTexaco Corp.	14,700	1,317,267
Conoco, Inc.	24,700	699,010
Exxon Mobil Corp.	91,532	3,597,208
Royal Dutch Petroleum Co. (NY Shares)	11,000	539,220
		6,152,705
TOTAL ENERGY		8,786,899
FINANCIALS - 8.3%
Banks - 1.8%
Bank of America Corp.	35,600	2,241,020
FleetBoston Financial Corp.	19,700	719,050
Pacific Century Financial Corp.	46,200	1,196,118
U.S. Bancorp, Delaware	15,300	320,229
Wells Fargo & Co.	25,000	1,086,250
		5,562,667
Diversified Financials - 5.3%
American Express Co.	37,000	1,320,530
Bear Stearns Companies, Inc.	11,900	697,816
Charles Schwab Corp.	86,550	1,338,929
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Citigroup, Inc.	91,600	$ 4,623,968
Fannie Mae	20,500	1,629,750
Freddie Mac	14,100	922,140
Goldman Sachs Group, Inc.	7,400	686,350
Household International, Inc.	8,800	509,872
J.P. Morgan Chase & Co.	9,600	348,960
Merrill Lynch & Co., Inc.	42,300	2,204,676
Morgan Stanley Dean Witter & Co.	34,200	1,913,148
		16,196,139
Insurance - 1.2%
American International Group, Inc.	48,150	3,823,110
TOTAL FINANCIALS		25,581,916
HEALTH CARE - 8.4%
Biotechnology - 0.4%
Amgen, Inc. (a)	20,900	1,179,596
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc.	47,000	211,500
Becton, Dickinson & Co.	27,000	895,050
Biomet, Inc.	16,200	500,580
Guidant Corp. (a)	21,900	1,090,620
Medtronic, Inc.	20,900	1,070,289
St. Jude Medical, Inc. (a)	13,000	1,009,450
Viasys Healthcare, Inc. (a)	1,066	21,544
Zimmer Holdings, Inc. (a)	20,440	624,238
		5,423,271
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	9,000	581,940
McKesson Corp.	25,500	953,700
		1,535,640
Pharmaceuticals - 5.8%
Abbott Laboratories	13,800	769,350
Allergan, Inc.	12,300	923,115
American Home Products Corp.	44,900	2,755,064
Barr Laboratories, Inc. (a)	6,000	476,160
Bristol-Myers Squibb Co.	48,000	2,448,000
Eli Lilly & Co.	12,500	981,750
Johnson & Johnson	38,600	2,281,260
Merck & Co., Inc.	18,000	1,058,400
Pfizer, Inc.	105,300	4,196,205
Pharmacia Corp.	12,000	511,800
Schering-Plough Corp.	38,100	1,364,361
		17,765,465
TOTAL HEALTH CARE		25,903,972
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.1%
Boeing Co.	9,400	364,532

	Shares	Value (Note 1)
Building Products - 0.4%
Masco Corp.	43,700	$ 1,070,650
Electrical Equipment - 0.1%
Emerson Electric Co.	5,700	325,470
Industrial Conglomerates - 3.4%
General Electric Co.	161,400	6,468,912
Minnesota Mining & Manufacturing Co.	11,000	1,300,310
Tyco International Ltd.	42,170	2,483,813
		10,253,035
Machinery - 1.5%
Albany International Corp. Class A	20,700	449,190
Danaher Corp.	18,900	1,139,859
Eaton Corp.	10,000	744,100
Illinois Tool Works, Inc.	18,400	1,246,048
Ingersoll-Rand Co.	14,200	593,702
Milacron, Inc.	30,500	482,205
		4,655,104
Road & Rail - 0.3%
ANC Rental Corp. (a)	462	1
Norfolk Southern Corp.	16,000	293,280
Union Pacific Corp.	12,300	701,100
		994,381
TOTAL INDUSTRIALS		17,663,172
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)	57,900	1,048,569
Motorola, Inc.	34,300	515,186
		1,563,755
Computers & Peripherals - 1.1%
Dell Computer Corp. (a)	43,000	1,168,740
International Business Machines Corp.	18,900	2,286,144
		3,454,884
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	20,700	590,157
Amphenol Corp. Class A (a)	10,800	518,940
Arrow Electronics, Inc. (a)	18,600	556,140
Avnet, Inc.	25,882	659,215
AVX Corp.	17,500	412,825
Insilco Corp. warrants 8/15/07 (a)	60	1
Millipore Corp.	9,300	564,510
Tektronix, Inc. (a)	14,100	363,498
Thermo Electron Corp.	7,300	174,178
Vishay Intertechnology, Inc. (a)	17,500	341,250
		4,180,714
Semiconductor Equipment & Products - 5.0%
Applied Materials, Inc. (a)	8,800	352,880
ASML Holding NV (NY Shares) (a)	27,800	473,990
Cypress Semiconductor Corp. (a)	23,000	458,390
Fairchild Semiconductor International, Inc. Class A (a)	46,200	1,302,840
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Helix Technology, Inc.	16,900	$ 381,095
Integrated Circuit Systems, Inc. (a)	26,000	587,340
Intel Corp.	91,100	2,865,095
Intersil Corp. Class A (a)	34,400	1,109,400
LAM Research Corp. (a)	26,200	608,364
LTX Corp. (a)	19,000	397,860
Micron Technology, Inc. (a)	48,200	1,494,200
National Semiconductor Corp. (a)	18,800	578,852
NVIDIA Corp. (a)	29,100	1,946,790
Photronics, Inc. (a)	15,300	479,655
Teradyne, Inc. (a)	70,800	2,133,912
		15,170,663
Software - 2.7%
Computer Associates International, Inc.	21,500	741,535
Microsoft Corp. (a)	115,400	7,645,250
		8,386,785
TOTAL INFORMATION TECHNOLOGY		32,756,801
MATERIALS - 2.5%
Chemicals - 1.3%
Dow Chemical Co.	27,900	942,462
E.I. du Pont de Nemours & Co.	23,504	999,155
Ecolab, Inc.	10,200	410,550
Praxair, Inc.	28,200	1,558,050
		3,910,217
Metals & Mining - 0.9%
Alcan, Inc.	22,600	811,504
Alcoa, Inc.	54,800	1,948,140
		2,759,644
Paper & Forest Products - 0.3%
Georgia-Pacific Group	8,300	229,163
International Paper Co.	19,400	782,790
		1,011,953
TOTAL MATERIALS		7,681,814
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	57,804	1,048,565
BellSouth Corp.	64,600	2,464,490
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	102
warrants 1/15/07 (CV ratio .6) (a)	50	18
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	0
Ono Finance PLC rights 5/31/09 (a)(g)	210	420

	Shares	Value (Note 1)
Qwest Communications International, Inc.	21,700	$ 306,621
SBC Communications, Inc.	59,770	2,341,191
Verizon Communications, Inc.	33,200	1,575,672
		7,737,079
TOTAL COMMON STOCKS (Cost $142,976,938)		166,940,575
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	100	110,575
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc. Series M, $11.125	5,466	583,496
PRIMEDIA, Inc. Series F, $9.20	4,135	198,480
		781,976
FINANCIALS - 0.1%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	47,588
Real Estate - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	8,000	198,000
TOTAL FINANCIALS		245,588
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	255	259,295
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,286,859
TOTAL PREFERRED STOCKS (Cost $1,479,751)		1,397,434
Corporate Bonds - 15.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	$ 170,000	190,205
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	330,000	175,725
			365,930
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	$ 50,000	$ 58,250
TOTAL INFORMATION TECHNOLOGY			424,180
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	200,000	120,760
TOTAL CONVERTIBLE BONDS			544,940
Nonconvertible Bonds - 14.9%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	40,000	34,800
Meritor Automotive, Inc. 6.8% 2/15/09	Baa3	200,000	184,000
			218,800
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	178,500
Alliance Gaming Corp. 10% 8/1/07	B3	100,000	104,000
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	230,000	234,600
Extended Stay America, Inc. 9.875% 6/15/11	B2	95,000	97,850
HMH Properties, Inc. 7.875% 8/1/08	Ba3	100,000	92,000
International Game Technology:
7.875% 5/15/04	Ba1	30,000	30,975
8.375% 5/15/09	Ba1	205,000	215,250
ITT Corp. 6.75% 11/15/05	Ba1	60,000	57,600
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	82,800
MGM Mirage, Inc. 8.375% 2/1/11	Ba1	180,000	176,850
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	210,000	203,700
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	40,000	32,400
Six Flags, Inc. 9.5% 2/1/09	B3	170,000	172,550
Station Casinos, Inc. 8.375% 2/15/08	Ba3	100,000	102,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	$ 150,000	$ 157,125
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	100,000	101,500
			2,039,700
Household Durables - 0.1%
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	150,000	150,000
KB Home 8.625% 12/15/08	Ba3	60,000	60,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	160,000	164,800
			374,800
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	Ba3	150,000	139,500
Media - 1.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	190,000	182,400
Adelphia Communications Corp.:
10.25% 11/1/06	B2	30,000	30,300
10.25% 6/15/11	B2	280,000	277,200
10.875% 10/1/10	B2	230,000	234,025
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	650,000	671,327
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	485,000	341,925
8.25% 4/1/07	B2	180,000	172,800
10.75% 10/1/09	B2	70,000	73,500
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	115,000	126,262
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	460,000	105,800
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	161,000	140,070
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	519,890
News America, Inc. 7.28% 6/30/28	Baa3	200,000	186,234
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	220,000	226,600
NTL, Inc. 0% 4/1/08 (e)	B3	260,000	70,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	168,300
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	200,000	116,000
Quebecor Media, Inc. 11.125% 7/15/11	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc. 8.875% 7/1/11	B3	$ 220,000	$ 228,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	70,000	65,800
Telewest PLC yankee 11% 10/1/07	B2	435,000	308,850
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	169,677
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	1,017,699
UIH Australia/Pacific, Inc.:
14% 5/15/06 (d)	Ca	380,000	19,000
14% 5/15/06 (d)	Ca	30,000	1,500
Yell Finance BV 0% 8/1/11 (e)	B2	130,000	76,700
			5,658,059
Multiline Retail - 0.2%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	20,000	17,800
6.5% 6/15/02	Ba2	100,000	99,250
6.9% 8/15/26	Ba2	50,000	49,000
7.375% 6/15/04	Ba2	20,000	19,400
7.375% 8/15/08	Ba2	35,000	33,775
7.4% 4/1/37	Ba2	20,000	19,500
7.6% 4/1/07	Ba2	10,000	9,800
7.95% 4/1/17	Ba2	15,000	13,275
Kmart Corp. 12.5% 3/1/05	Ba2	280,000	260,400
			522,200
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (g)	Ba2	110,000	112,200
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	100,000	105,500
TOTAL CONSUMER DISCRETIONARY			9,170,759
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	220,000	224,400
Cott Corp. yankee 9.375% 7/1/05	-	180,000	181,800
			406,200
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	300,000	316,848
Kroger Co. 8.05% 2/1/10	Baa3	225,000	246,020

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Rite Aid Corp.:
11.25% 7/1/08	Caa2	$ 40,000	$ 38,000
12.5% 9/15/06	B-	215,000	220,913
			821,781
Food Products - 0.1%
Dean Foods Co.:
6.625% 5/15/09	Baa2	40,000	36,000
6.75% 6/15/05	Baa2	50,000	49,750
8.15% 8/1/07	Baa2	130,000	127,400
			213,150
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	44,471
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	500,000	524,740
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	206,028
			730,768
TOTAL CONSUMER STAPLES			2,216,370
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	150,000	147,314
Chesapeake Energy Corp. 8.125% 4/1/11	B1	360,000	347,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	210,000	193,200
10% 11/1/08 (g)	Ba3	180,000	189,000
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	194,757
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	150,000	152,250
			1,223,921
FINANCIALS - 5.0%
Banks - 1.0%
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	494,650
BankBoston Corp. 6.625% 2/1/04	A2	200,000	210,220
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	145,000	161,540
Capital One Bank 6.375% 2/15/03	Baa2	250,000	253,930
First Union Corp. 7.55% 8/18/05	A1	715,000	775,089
FleetBoston Financial Corp. 7.25% 9/15/05	A1	275,000	295,980
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	176,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 80,000	$ 84,426
7.375% 9/17/04	Baa2	160,000	170,333
MBNA Corp. 6.34% 6/2/03	Baa2	100,000	101,171
PNC Funding Corp. 5.75% 8/1/06	A2	155,000	157,248
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	Aa3	145,000	146,821
8.817% 3/31/49	A1	120,000	130,056
			3,158,162
Diversified Financials - 3.4%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	250,000	249,665
Alliance Capital Management LP 5.625% 8/15/06	A2	150,000	149,595
American Gen. Finance Corp. 5.875% 7/14/06	A1	500,000	516,850
Amvescap PLC yankee 6.6% 5/15/05	A2	100,000	102,948
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	230,000	242,650
Associates Corp. of North America 6% 7/15/05	Aa1	250,000	258,188
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	300,000	313,767
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	205,000	212,688
CanWest Media, Inc. 10.625% 5/15/11	B2	225,000	238,500
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	187,990
Citigroup, Inc. 7.25% 10/1/10	Aa2	400,000	429,052
Conoco Funding Co.:
6.35% 10/15/11	Baa1	170,000	172,191
7.25% 10/15/31	Baa1	125,000	131,710
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	55,000	56,374
5.25% 6/15/04	A3	25,000	25,477
5.5% 8/1/06	A3	170,000	169,573
6.85% 6/15/04	A3	245,000	257,561

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	$ 170,000	$ 172,506
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	100,000	101,266
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	250,000	243,655
Ford Motor Credit Co.:
6.5% 1/25/07	A2	190,000	185,687
6.875% 2/1/06	A2	150,000	149,948
7.375% 10/28/09	A2	650,000	641,732
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	220,000	224,299
6.75% 1/15/06	A2	80,000	81,026
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	200,000	208,478
Household Finance Corp.:
6.5% 1/24/06	A2	75,000	77,107
8% 5/9/05	A2	75,000	80,693
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	200,000	230,990
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	350,000	382,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	185,000	189,636
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	150,000	156,360
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	140,000	145,138
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	200,000	207,328
7.875% 11/15/10	Baa2	315,000	325,776
Popular North America, Inc. 6.125% 10/15/06	A3	220,000	212,916
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	190,000	167,200
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	200,000	204,364
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	250,000	254,143
Sprint Capital Corp. 6.875% 11/15/28	Baa1	390,000	356,729
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	150,000	161,250
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	200,077
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	102,000
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	160,000	156,893
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	$ 300,000	$ 333,102
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	213,156
			10,400,434
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	130,000	128,755
The Chubb Corp. 6.8% 11/15/31	Aa3	300,000	293,550
			422,305
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	15,000	15,423
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	523,290
EOP Operating LP 6.625% 2/15/05	Baa1	200,000	207,284
ERP Operating LP 7.1% 6/23/04	A3	200,000	209,834
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	152,675
ProLogis Trust 6.7% 4/15/04	Baa1	55,000	56,760
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	60,000	60,600
			1,327,231
TOTAL FINANCIALS			15,308,132
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (g)	B2	160,000	172,800
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	230,000	238,050
DaVita, Inc. 9.25% 4/15/11	B2	205,000	217,300
HCA, Inc. 7.125% 6/1/06	Ba1	180,000	183,150
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	17,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
6.5% 3/15/08	B1	$ 140,000	$ 121,800
Unilab Corp. 12.75% 10/1/09	B3	46,000	53,360
			830,860
TOTAL HEALTH CARE			1,003,660
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	Baa3	500,000	543,085
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	70,000	60,401
7.73% 9/15/12	Ba2	22,860	16,954
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	70,000	68,711
7.92% 5/18/12	Baa1	50,000	46,999
			193,065
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	360,000	360,000
Commercial Services & Supplies - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,600
Iron Mountain, Inc. 8.75% 9/30/09	B2	130,000	133,900
			171,500
Machinery - 0.1%
Case Corp. 7.25% 1/15/16	Ba2	100,000	71,500
Terex Corp. 9.25% 7/15/11 (g)	B2	50,000	50,000
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	250,000	238,998
			360,498
Marine - 0.0%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	100,000	102,500
8.875% 7/15/11	Ba2	50,000	51,250
			153,750
Road & Rail - 0.2%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	500,800
TOTAL INDUSTRIALS			2,282,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11 (g)	A3	$ 225,000	$ 227,448
SpectraSite Holdings, Inc. 12.5% 11/15/10	B3	170,000	86,700
			314,148
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	120,000	118,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	100,000	105,500
			223,700
Office Electronics - 0.1%
Xerox Corp. 7.2% 4/1/16	A2	280,000	224,000
TOTAL INFORMATION TECHNOLOGY			761,848
MATERIALS - 0.5%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	30,000	31,350
IMC Global, Inc. 10.875% 6/1/08	Ba1	110,000	117,150
Methanex Corp. yankee 7.4% 8/15/02	Ba1	325,000	325,000
Sterling Chemicals, Inc. 12.375% 7/15/06 (d)	-	100,000	84,000
			557,500
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	170,000	180,200
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	10,000	9,400
7.35% 5/15/08	B3	190,000	170,050
Sealed Air Corp.:
6.95% 5/15/09 (g)	Baa3	200,000	190,000
8.75% 7/1/08 (g)	Baa3	50,000	49,500
			599,150
Metals & Mining - 0.1%
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	30,000	31,050
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	109,000	116,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	185,000	178,525
			326,478
TOTAL MATERIALS			1,483,128

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
American Cellular Corp. 9.5% 10/15/09	B2	$ 190,000	$ 185,250
AT&T Corp.:
6.5% 3/15/29	A3	575,000	502,280
8% 11/15/31 (g)	A3	100,000	103,226
British Telecommunications PLC:
8.375% 12/15/10	Baa1	100,000	110,486
8.875% 12/15/30	Baa1	250,000	286,885
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	700,000	764,358
Citizens Communications Co.:
8.5% 5/15/06	Baa2	165,000	175,207
9% 8/15/31 (g)	Baa2	105,000	114,579
Hyperion Telecommunications, Inc. 12% 11/1/07	C	190,000	1,900
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	B1	150,000	156,750
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	457,000	461,447
NTL Communications Corp. 11.5% 10/1/08	B3	60,000	18,600
Ono Finance PLC 13% 5/1/09	Caa1	265,000	193,450
SBC Communications, Inc. 5.75% 5/2/06	Aa3	510,000	522,031
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	222,600
Telefonica Europe BV 8.25% 9/15/30	A2	465,000	507,259
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	450,000	471,375
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	136,000	114,524
TELUS Corp. yankee 7.5% 6/1/07	Baa2	670,000	697,396
Triton PCS, Inc. 9.375% 2/1/11	B3	300,000	309,750
			5,919,353
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	150,000	113,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	890,000	925,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	211,000	139,260
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	$ 600,000	$ 423,000
Powertel, Inc. 11.125% 6/1/07	Baa1	160,000	171,200
			1,772,310
TOTAL TELECOMMUNICATION SERVICES			7,691,663
UTILITIES - 1.6%
Electric Utilities - 1.1%
AES Corp.:
8% 12/31/08	Ba1	405,000	336,150
9.375% 9/15/10	Ba1	185,000	161,875
9.5% 6/1/09	Ba1	20,000	17,600
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	290,667
CMS Energy Corp. 8.375% 7/1/03	Ba3	220,000	217,800
Detroit Edison Co. 6.125% 10/1/10	A3	165,000	161,522
FirstEnergy Corp. 6.45% 11/15/11	Baa2	150,000	145,596
Hydro-Quebec 6.3% 5/11/11	A1	700,000	711,970
Illinois Power Co. 7.5% 6/15/09	Baa2	150,000	143,094
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	495,852
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,767
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	153,600
6.25% 3/1/04	B3	60,000	57,600
6.75% 10/1/23	B3	170,000	163,200
Southern California Edison Co. 8.95% 11/3/03 (d)	Caa2	200,000	202,000
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	39,303
			3,379,596
Gas Utilities - 0.4%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	70,000	70,994
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	197,219
7.625% 11/15/10	A3	135,000	146,602

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	$ 500,000	$ 521,530
Sempra Energy 7.95% 3/1/10	A2	95,000	97,321
			1,033,666
Multi-Utilities - 0.1%
Enron Corp. 7.375% 5/15/19 (d)	Ca	110,000	20,900
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	110,000	114,400
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	170,000	167,280
7.5% 1/15/31	Baa2	70,000	67,784
			370,364
TOTAL UTILITIES			4,783,626
TOTAL NONCONVERTIBLE BONDS			45,925,805
TOTAL CORPORATE BONDS (Cost $46,850,167)			46,470,745
U.S. Government and Government Agency Obligations - 7.0%

U.S. Government Agency Obligations - 1.3%
Fannie Mae:
5.25% 6/15/06	Aaa	530,000	539,688
5.5% 5/2/06	Aa2	350,000	356,780
6.25% 2/1/11	Aa2	165,000	167,604
7.125% 6/15/10	Aaa	320,000	350,899
7.25% 5/15/30	Aaa	1,383,000	1,547,367
Freddie Mac:
5.75% 3/15/09	Aaa	700,000	712,796
6.75% 3/15/31	Aaa	400,000	424,188
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	2,483	2,544
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,101,866
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	1,000,000	999,955
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	530,000	560,973
11.25% 2/15/15	Aaa	845,000	1,296,416
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	280,000	269,850
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.625% 8/31/03	Aaa	$ 500,000	$ 506,955
4.75% 11/15/08	Aaa	80,000	79,650
5% 8/15/11	Aaa	1,410,000	1,405,587
5.75% 11/30/02	Aaa	5,680,000	5,870,791
5.75% 11/15/05	Aaa	5,800,000	6,125,322
6.5% 10/15/06	Aaa	220,000	239,250
TOTAL U.S. TREASURY OBLIGATIONS			17,354,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,296,930)			21,456,615
U.S. Government Agency - Mortgage Securities - 9.9%

Fannie Mae - 6.6%
5.5% 2/1/11 to 11/1/16	Aaa	406,587	401,271
6% 4/1/09 to 1/1/29	Aaa	1,451,995	1,441,196
6% 1/1/31 (h)	Aaa	4,993,986	4,886,303
6.5% 11/1/25 to 11/1/31	Aaa	9,462,821	9,480,447
7% 12/1/24 to 2/1/28	Aaa	926,385	946,962
7.5% 5/1/15 to 8/1/28	Aaa	2,428,274	2,519,208
8% 1/1/26	Aaa	555,077	585,956
TOTAL FANNIE MAE			20,261,343
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	235,256	244,003
Government National Mortgage Association - 3.2%
6.5% 10/15/27 to 8/15/28	Aaa	4,094,176	4,110,378
7% 1/15/28 to 7/15/31	Aaa	1,303,397	1,331,414
7% 1/1/31 (h)	Aaa	900,000	918,281
7% 1/1/32 (h)	Aaa	2,613,209	2,666,290
7.5% 6/15/27 to 3/15/28	Aaa	769,414	797,711
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			9,824,074
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $29,996,940)			30,329,420
Asset-Backed Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust:
2.43% 12/15/08 (j)	A1	$ 200,000	$ 198,906
6.1% 12/15/06	A1	200,000	208,853
Capital One Master Trust:
2.45% 4/16/07 (j)	A2	200,000	199,694
5.45% 3/16/09	Aaa	400,000	404,563
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	65,000	66,033
5.07% 2/15/08	Aaa	430,000	434,166
Discover Card Master Trust I 5.75% 12/15/08	Aaa	600,000	615,839
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	100,000	102,488
5.71% 9/15/05	A2	90,000	92,760
7.03% 11/15/03	Aaa	145,000	147,039
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	270,000	275,611
5.09% 10/18/06	Aaa	145,000	147,764
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	205,570
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	200,000	198,781
6.75% 9/16/09	Aaa	365,000	387,698
7.5% 11/15/07	A2	200,000	211,813
TOTAL ASSET-BACKED SECURITIES (Cost $3,805,071)			3,897,578
Commercial Mortgage Securities - 1.1%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	417,882	416,576
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	536,627
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	223,060
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	538,133
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	$ 500,000	$ 520,313
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(j)	Baa3	500,000	470,625
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(j)(k)	Aaa	4,900,000	198,297
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	511,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,334,768)			3,415,037
Foreign Government and Government Agency Obligations (l) - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	160,000	163,760
Malaysian Government yankee 8.75% 6/1/09	Baa2	50,000	56,124
Ontario Province 6% 2/21/06	Aa3	200,000	208,976
Quebec Province:
yankee 7.125% 2/9/24	A1	30,000	31,812
7.5% 9/15/29	A1	530,000	580,668
United Mexican States:
8.5% 2/1/06	Baa3	175,000	187,425
9.875% 2/1/10	Baa3	200,000	223,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,432,482)			1,451,765
Floating Rate Loans - 0.1%

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (j)	Ba3	157,094	155,523
Tranche C term loan 4.9194% 7/21/07 (j)	Ba3	188,513	186,628
TOTAL FLOATING RATE LOANS (Cost $330,059)			342,151
Money Market Funds - 12.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	39,506,837	$ 39,506,837
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	95,495	95,495
TOTAL MONEY MARKET FUNDS (Cost $39,602,332)		39,602,332
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $291,105,438)	315,303,652
NET OTHER ASSETS - (2.8)%	(8,443,388)
NET ASSETS - 100%	$ 306,860,264
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
41 S&P 500 Index Contracts	March 2002	$ 11,779,300	$ 316,479
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,756,484 or 2.2% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $999,955.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(l) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.2%	AAA, AA, A	21.4%
Baa	4.8%	BBB	5.2%
Ba	2.3%	BB	2.4%
B	2.7%	B	2.7%
Caa	0.3%	CCC	0.4%
Ca, C	0.1%	CC, C	0.1%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment securities.

Purchases and sales of securities, other than short-term securities, aggregated $352,572,860 and $336,440,393, respectively, of which long-term U.S. government and government agency obligations aggregated $176,940,330 and $188,453,572, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,533,184 and $48,154,406, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,903 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28 or 0% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $342,151 or 0.1% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $292,566,567. Net unrealized appreciation aggregated $22,737,085, of which $32,292,873 related to appreciated investment securities and $9,555,788 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,626,000 of which $1,350,000 and $11,276,000 will expire on December 31, 2008 and 2009, respectively.

Balanced Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $95,495) (cost $291,105,438) - See accompanying schedule		$ 315,303,652
Cash		158,195
Receivable for investments sold		469,698
Receivable for fund shares sold		268,646
Dividends receivable		176,859
Interest receivable		1,337,360
Other receivables		174
Total assets		317,714,584
Liabilities
Payable for investments purchased Regular delivery	$ 1,921,344
Delayed delivery	8,443,621
Payable for fund shares redeemed	110,657
Accrued management fee	109,156
Distribution fees payable	5,535
Payable for daily variation on futures contracts	103,525
Other payables and accrued expenses	64,987
Collateral on securities loaned, at value	95,495
Total liabilities		10,854,320
Net Assets		$ 306,860,264
Net Assets consist of:
Paid in capital		$ 288,118,908
Undistributed net investment income		8,952,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,725,666)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,514,169
Net Assets		$ 306,860,264
Initial Class: Net Asset Value, offering price and redemption price per share ($264,608,053 ÷ 19,290,852 shares)		$13.72
Service Class: Net Asset Value, offering price and redemption price per share ($25,454,620 ÷ 1,862,877 shares)		$13.66
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,797,591 ÷ 1,234,178 shares)		$13.61

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 2,046,364
Interest		8,556,652
Security lending		2,474
Total income		10,605,490
Expenses
Management fee	$ 1,239,932
Transfer agent fees	197,296
Distribution fees	52,794
Accounting and security lending fees	113,867
Non-interested trustees' compensation	986
Custodian fees and expenses	25,031
Audit	30,498
Legal	2,243
Miscellaneous	30,282
Total expenses before reductions	1,692,929
Expense reductions	(39,926)	1,653,003
Net investment income		8,952,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,355,839)
Foreign currency transactions	(81)
Futures contracts	(1,915,957)	(11,271,877)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,338,941)
Assets and liabilities in foreign currencies	(134)
Futures contracts	316,479	(2,022,596)
Net gain (loss)		(13,294,473)
Net increase (decrease) in net assets resulting from operations		$ (4,341,986)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,952,487	$ 9,644,723
Net realized gain (loss)	(11,271,877)	(1,922,754)
Change in net unrealized appreciation (depreciation)	(2,022,596)	(21,477,945)
Net increase (decrease) in net assets resulting from operations	(4,341,986)	(13,755,976)
Distributions to shareholders From net investment income	(10,202,857)	(10,025,969)
From net realized gain	-	(7,315,617)
In excess of net realized gain	-	(1,053,621)
Total distributions	(10,202,857)	(18,395,207)
Share transactions - net increase (decrease)	38,243,415	(37,111,951)
Total increase (decrease) in net assets	23,698,572	(69,263,134)
Net Assets
Beginning of period	283,161,692	352,424,826
End of period (including undistributed net investment income of $8,952,853 and $9,715,285, respectively)	$ 306,860,264	$ 283,161,692
Other Information:	Year ended December 31, 2001		Year ended December 31, 2000
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	4,491,272	$ 61,013,674	1,794,450	$ 26,671,199
Reinvested	636,973	9,051,388	1,146,173	16,906,054
Redeemed	(3,194,837)	(43,357,523)	(5,917,870)	(88,897,596)
Net increase (decrease)	1,933,408	$ 26,707,539	(2,977,247)	$ (45,320,343)
Service Class Sold	478,642	$ 6,436,065	354,608	$ 5,304,117
Reinvested	66,778	946,241	100,855	1,483,572
Redeemed	(597,940)	(8,040,756)	(236,923)	(3,533,009)
Net increase (decrease)	(52,520)	$ (658,450)	218,540	$ 3,254,680
Service Class 2 A Sold	997,411	$ 13,467,721	335,010	$ 4,970,459
Reinvested	14,524	205,228	380	5,581
Redeemed	(111,657)	(1,478,623)	(1,490)	(22,328)
Net increase (decrease)	900,278	$ 12,194,326	333,900	$ 4,953,712
Distributions From net investment income Initial Class		$ 9,051,388		$ 9,221,484
Service Class		946,241		801,470
Service Class 2 A		205,228		3,015
Total		$ 10,202,857		$ 10,025,969
From net realized gain Initial Class		$ -		$ 6,717,143
Service Class		-		596,231
Service Class 2 A		-		2,243
Total		$ -		$ 7,315,617
In excess of net realized gain Initial Class		$ -		$ 967,427
Service Class		-		85,871
Service Class 2 A		-		323
Total		$ -		$ 1,053,621
		$ 10,202,857		$ 18,395,207

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Income from Investment Operations
Net investment income E	.42	.48	.45	.44	.44
Net realized and unrealized gain (loss)	(.63)	(1.15)	.24	2.00	2.22
Total from investment operations	(.21)	(.67)	.69	2.44	2.66
Less Distributions
From net investment income	(.52)	(.48)	(.37)	(.36)	(.31)
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.52)	(.88)	(.80)	(.91)	(.31)
Net asset value, end of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Total Return C, D	(1.58)%	(4.30)%	4.55%	17.64%	22.18%
Ratios to Average Net Assets G
Expenses before expense reductions	.57%	.58%	.57%	.59%	.61%
Expenses net of voluntary waivers, if any	.57%	.58%	.57%	.59%	.61%
Expenses net of all reductions	.55%	.56%	.55%	.58%	.60%
Net investment income	3.11%	3.18%	2.87%	2.94%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,608	$ 250,802	$ 325,371	$ 307,681	$ 214,538
Portfolio turnover rate	126%	126%	108%	94%	98%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income E	.41	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(.64)	(1.14)	.24	1.98	.35
Total from investment operations	(.23)	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.50)	(.47)	(.37)	(.36)	-
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C, D	(1.72)%	(4.38)%	4.43%	17.27%	3.04%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.68%	.67%	.70%	.71% A
Expenses net of voluntary waivers, if any	.67%	.68%	.67%	.70%	.71% A
Expenses net of all reductions	.65%	.66%	.66%	.69%	.71% A
Net investment income	3.01%	3.08%	2.77%	2.79%	3.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,455	$ 27,563	$ 27,054	$ 9,562	$ 10
Portfolio turnover rate	126%	126%	108%	94%	98%
Selected Per-Share Data

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income E	.38	.40
Net realized and unrealized gain (loss)	(.63)	(.75)
Total from investment operations	(.25)	(.35)
Less Distributions
From net investment income	(.51)	(.47)
From net realized gain	-	(.35)
In excess of net realized gain	-	(.05)
Total distributions	(.51)	(.87)
Net asset value, end of period	$ 13.61	$ 14.37
Total Return B, C, D	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.85% A
Expenses net of all reductions	.81%	.83% A
Net investment income	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,798	$ 4,797
Portfolio turnover rate	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class	-8.85%	9.99%	9.76%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $15,940 - a 59.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy,
Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months ending December 31, 2001, the fund beat the -11.89% return of the Standard & Poor's 500 Index while trailing the -7.19% mark of the Lipper variable annuity growth & income funds average.

Q. Why did the fund outperform the index but lag the Lipper average during the period?

A. Underweighting technology and health care helped the fund outperform the S&P 500. Although underweighting technology hurt the fund's comparative performance during the relatively strong second and fourth quarters, it was a positive influence for the period overall because of the extremely weak first and third quarters, the latter of which included the downdraft resulting from the September 11 terrorist attacks. In the health care sector, drug stocks languished for most of 2001 because of a lull in new product development and branded drugs' rapid loss of market share to generics. Underweighting pharmaceutical stocks, therefore, proved to be timely. Finally, carrying roughly 10% of the fund's assets in cash in a weak market environment was beneficial to relative performance. The fund trailed the peer group average mainly because value outperformed growth during the period, and my peers tended to carry a heavier weighting in value stocks than I did.

Q. Why did you remain defensively positioned during the strong fourth-quarter rally?

A. I think a lot of investors bought stocks in the fourth quarter mainly because of one factor - the Federal Reserve Board. The Fed, which cut short-term interest rates a record 11 times in 2001, was particularly aggressive following the September 11 tragedy. Historically, repeated cuts in interest rates have usually resulted in a stronger economy and higher stock prices. However, falling interest rates tend to have the most direct impact on consumer spending, which remained fairly strong during the period. The current recession, on the other hand, was triggered by a drop in corporate capital spending caused by a prior overbuilding spree in telecommunications and other industries. I believed that no matter how low rates went, it would take more time to work those excesses out of the system.

Q. What stocks did well for the fund?

A. Microsoft contributed the most positively to performance. The stock had sold off sharply toward the end of 2000 and rebounded during the period, as investors looked for stocks with reliable earnings in a weakening economy. In addition, the outlook for Microsoft brightened when a federal appeals court overturned a lower court's ruling that the company must be split in two as a remedy for its anticompetitive practices. Finally, the stock was helped by new product cycles for Microsoft's Windows operating system and Office software suite, as well as the introduction of its Xbox video game console. Another holding that performed well, Gillette, attracted investors' interest partly because it's in a sector considered to offer stable earnings growth. I also timed my purchases well, so Gillette helped performance even though it advanced only marginally during the period. Moreover, investors reacted positively to recently appointed CEO Jim Kilts' stated goals of refocusing the company on its core businesses and driving return on invested capital higher.

Q. What stocks detracted from performance?

A. Cisco Systems was the biggest detractor. Throughout the 1990s, the stock had offered extremely reliable earnings growth, but substantial earnings shortfalls in 2001 drove the stock sharply lower, especially in the first half of the period. Wireless telephone service provider Nextel Communications was another detractor. Continued strong growth in wireless subscribers could not offset the negative impact of the company's weak cash flow and balance sheet position. In the brokerage group, I expected Morgan Stanley and Merrill Lynch to benefit from falling interest rates, but the stocks were hurt by a slowdown in initial public offerings, fewer mergers and acquisitions and overall weak economic activity.

Q. What's your outlook, Louis?

A. Given the market's strong fourth-quarter rally, I think that stocks might be vulnerable to a correction in the near term. I plan to continue with a cautious approach, emphasizing stocks with strong balance sheets and cash flows, solid management teams and a history of stable earnings growth. Eventually, there should come a time to be more aggressive, but I think that the "throw caution to the winds" approach of many investors in the fourth quarter could be premature.
The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2001, more than
$1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 0.3%
Ford Motor Co.	225,500	$ 3,544,860
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	128,700	3,406,689
Starwood Hotels & Resorts Worldwide, Inc. unit	187,200	5,587,920
		8,994,609
Media - 14.3%
Adelphia Communications Corp. Class A (a)	180,200	5,618,636
AOL Time Warner, Inc. (a)	89,700	2,879,370
Comcast Corp. Class A (special) (a)	286,300	10,306,800
E.W. Scripps Co. Class A	68,700	4,534,200
EchoStar Communications Corp. Class A (a)	1,543,200	42,391,704
Gannett Co., Inc.	148,200	9,963,486
General Motors Corp. Class H (a)	906,500	14,005,425
Knight-Ridder, Inc.	152,100	9,875,853
Liberty Media Corp. Class A (a)	506,300	7,088,200
LodgeNet Entertainment Corp. (a)	42,900	733,161
Omnicom Group, Inc.	367,400	32,827,190
Pegasus Communications Corp. Class A (a)	1,351,200	14,065,992
The New York Times Co. Class A	97,500	4,216,875
Viacom, Inc. Class B (non-vtg.) (a)	143,592	6,339,604
Walt Disney Co.	649,100	13,449,352
		178,295,848
Multiline Retail - 3.9%
Kohls Corp. (a)	198,900	14,010,516
Wal-Mart Stores, Inc.	608,700	35,030,685
		49,041,201
Specialty Retail - 1.2%
Home Depot, Inc.	297,500	15,175,475
Textiles & Apparel - 0.5%
Liz Claiborne, Inc.	138,900	6,910,275
TOTAL CONSUMER DISCRETIONARY		261,962,268
CONSUMER STAPLES - 11.6%
Beverages - 1.2%
The Coca-Cola Co.	312,100	14,715,515
Food & Drug Retailing - 1.4%
Kroger Co. (a)	196,600	4,103,042
Walgreen Co.	388,500	13,076,910
		17,179,952
Food Products - 0.9%
McCormick & Co., Inc. (non-vtg.)	92,800	3,894,816
Unilever NV (NY Shares)	127,200	7,327,992
		11,222,808

	Shares	Value (Note 1)
Household Products - 1.9%
Colgate-Palmolive Co.	209,100	$ 12,075,525
Kimberly-Clark Corp.	202,100	12,085,580
		24,161,105
Personal Products - 3.6%
Gillette Co.	1,345,200	44,929,680
Tobacco - 2.6%
Philip Morris Companies, Inc.	720,360	33,028,506
TOTAL CONSUMER STAPLES		145,237,566
ENERGY - 2.7%
Oil & Gas - 2.7%
Exxon Mobil Corp.	851,056	33,446,501
FINANCIALS - 17.4%
Banks - 0.9%
Bank One Corp.	153,700	6,001,985
Wells Fargo & Co.	126,400	5,492,080
		11,494,065
Diversified Financials - 13.5%
Fannie Mae	450,100	35,782,950
Freddie Mac	592,332	38,738,513
Goldman Sachs Group, Inc.	161,500	14,979,125
Merrill Lynch & Co., Inc.	589,800	30,740,376
Morgan Stanley Dean Witter & Co.	880,800	49,271,952
		169,512,916
Insurance - 1.9%
American International Group, Inc.	293,605	23,312,237
Real Estate - 1.1%
Equity Office Properties Trust	221,600	6,665,728
Equity Residential Properties Trust (SBI)	229,800	6,597,558
		13,263,286
TOTAL FINANCIALS		217,582,504
HEALTH CARE - 7.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	560,900	31,657,196
Pharmaceuticals - 4.8%
Allergan, Inc.	109,200	8,195,460
Bristol-Myers Squibb Co.	207,800	10,597,800
Merck & Co., Inc.	85,500	5,027,400
Pfizer, Inc.	780,900	31,118,865
Schering-Plough Corp.	50,700	1,815,567
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,900	3,075,337
		59,830,429
TOTAL HEALTH CARE		91,487,625
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	208,300	$ 7,044,706
Lockheed Martin Corp.	189,600	8,848,632
Northrop Grumman Corp.	70,200	7,076,862
United Technologies Corp.	51,500	3,328,445
		26,298,645
Airlines - 0.8%
Mesaba Holdings, Inc. (a)	408,000	2,904,960
Southwest Airlines Co.	369,800	6,833,904
		9,738,864
Building Products - 0.8%
American Standard Companies, Inc. (a)	69,400	4,735,162
Masco Corp.	226,200	5,541,900
		10,277,062
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	242,600	13,714,178
Industrial Conglomerates - 3.5%
General Electric Co.	1,105,600	44,312,448
Machinery - 0.8%
Eaton Corp.	92,800	6,905,248
Kennametal, Inc.	76,032	3,061,809
		9,967,057
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	386,200	11,018,286
Union Pacific Corp.	245,000	13,965,000
		24,983,286
TOTAL INDUSTRIALS		139,291,540
INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	806,700	14,609,337
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	241,800	6,572,124
Sun Microsystems, Inc. (a)	387,000	4,760,100
		11,332,224
Software - 4.5%
Adobe Systems, Inc.	62,400	1,937,520
Microsoft Corp. (a)	823,100	54,530,375
		56,467,895
TOTAL INFORMATION TECHNOLOGY		82,409,456

	Shares	Value (Note 1)
MATERIALS - 0.5%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	152,100	$ 6,465,771
Containers & Packaging - 0.0%
Ball Corp.	3	212
TOTAL MATERIALS		6,465,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 4.3%
BellSouth Corp.	962,900	36,734,635
Qwest Communications International, Inc.	202,800	2,865,564
SBC Communications, Inc.	361,930	14,176,798
		53,776,997
Wireless Telecommunication Services - 2.0%
Nextel Communications, Inc. Class A (a)	2,232,000	24,462,720
TOTAL TELECOMMUNICATION SERVICES		78,239,717
TOTAL COMMON STOCKS (Cost $1,048,564,966)		1,056,123,160
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $1,545,000)	3,090	1,483,200
Corporate Bonds - 2.8%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.6%
CONSUMER DISCRETIONARY - 1.6%
Media - 1.6%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 21,240,000	19,169,100
Nonconvertible Bonds - 1.2%
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B1	6,200,000	4,371,000
9.375% 11/15/09	B1	7,970,000	6,216,600
9.5% 2/1/11	B1	6,050,000	4,658,500
			15,246,100
TOTAL CORPORATE BONDS (Cost $35,582,665)			34,415,200
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $2,749,498)	-	$ 2,750,000	$ 2,749,876
Money Market Funds - 14.9%
Fidelity Cash Central Fund, 1.94% (b)	185,703,445	185,703,445
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	622,800	622,800
TOTAL MONEY MARKET FUNDS (Cost $186,326,245)		186,326,245
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,274,768,374)	1,281,097,681
NET OTHER ASSETS - (2.4)%	(30,307,928)
NET ASSETS - 100%	$ 1,250,789,753
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
138 S&P 500 Index Contracts	March 2002	$ 39,647,400	$ 1,065,222

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,169,100 or 1.5% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,524,886.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $750,723,317 and $587,927,477, respectively.
The market value of futures contracts opened and closed during the period amounted to $180,955,700 and $196,737,773, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,669 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,283,171,419. Net unrealized
depreciation aggregated $2,073,738, of which $123,490,514 related to appreciated investment securities and $125,564,252 related to depreciated investment securities.

The fund hereby designates approximately $49,913,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $49,149,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $568,824) (cost $1,274,768,374) - See accompanying schedule		$ 1,281,097,681
Receivable for fund shares sold		1,935,021
Dividends receivable		1,106,355
Interest receivable		770,158
Other receivables		239
Total assets		1,284,909,454
Liabilities
Payable for investments purchased	$ 32,400,554
Payable for fund shares redeemed	148,215
Accrued management fee	487,202
Distribution fees payable	34,772
Payable for daily variation on futures contracts	348,450
Other payables and accrued expenses	77,708
Collateral on securities loaned, at value	622,800
Total liabilities		34,119,701
Net Assets		$ 1,250,789,753
Net Assets consist of:
Paid in capital		$ 1,283,469,618
Undistributed net investment income		15,180,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,256,514)
Net unrealized appreciation (depreciation) on investments		7,396,530
Net Assets		$ 1,250,789,753
Initial Class: Net Asset Value, offering price and redemption price per share($893,358,593 ÷ 67,723,643 shares)		$13.19
Service Class: Net Asset Value, offering price and redemption price per share ($281,193,721 ÷ 21,436,225 shares)		$13.12
Service Class 2: Net Asset Value, offering price and redemption price per share($76,237,439 ÷ 5,834,859 shares)		$13.07

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 13,328,506
Interest		9,298,151
Security lending		4,289
Total income		22,630,946
Expenses
Management fee	$ 5,687,390
Transfer agent fees	794,956
Distribution fees	317,341
Accounting and security lending fees	292,123
Non-interested trustees' compensation	4,084
Custodian fees and expenses	18,693
Audit	32,890
Legal	8,860
Miscellaneous	81,661
Total expenses before reductions	7,237,998
Expense reductions	(225,005)	7,012,993
Net investment income		15,617,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(45,746,360)
Foreign currency transactions	(16)
Futures contracts	(9,596,779)	(55,343,155)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(76,518,126)
Assets and liabilities in foreign currencies	(78)
Futures contracts	3,282,503	(73,235,701)
Net gain (loss)		(128,578,856)
Net increase (decrease) in net assets resulting from operations		$ (112,960,903)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 15,617,953	$ 15,412,988
Net realized gain (loss)	(55,343,155)	51,522,057
Change in net unrealized appreciation (depreciation)	(73,235,701)	(117,592,479)
Net increase (decrease) in net assets resulting from operations	(112,960,903)	(50,657,434)
Distributions to shareholders From net investment income	(15,500,793)	(14,244,192)
From net realized gain	(50,237,278)	(92,962,107)
Total distributions	(65,738,071)	(107,206,299)
Share transactions - net increase (decrease)	192,076,906	40,278,821
Total increase (decrease) in net assets	13,377,932	(117,584,912)
Net Assets
Beginning of period	1,237,411,821	1,354,996,733
End of period (including undistributed net investment income of $15,180,119 and $15,511,227, respectively)	$ 1,250,789,753	$ 1,237,411,821

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,754,467	$ 118,081,480	8,109,723	$ 126,150,301
Reinvested	3,712,724	53,277,595	6,348,551	97,958,146
Redeemed	(11,004,137)	(145,071,678)	(20,994,145)	(328,655,829)
Net increase (decrease)	1,463,054	$ 26,287,397	(6,535,871)	$ (104,547,382)
Service Class Sold	7,628,976	$ 102,324,030	8,415,703	$ 130,655,851
Reinvested	812,593	11,603,819	601,152	9,239,713
Redeemed	(1,028,965)	(13,471,861)	(538,927)	(8,390,790)
Net increase (decrease)	7,412,604	$ 100,455,988	8,477,928	$ 131,504,774
Service Class 2 A Sold	5,096,985	$ 66,757,918	904,808	$ 14,041,948
Reinvested	60,117	856,657	550	8,442
Redeemed	(181,025)	(2,281,054)	(46,576)	(728,961)
Net increase (decrease)	4,976,077	$ 65,333,521	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 12,653,429		$ 13,015,416
Service Class		2,643,908		1,227,654
Service Class 2 A		203,456		1,122
Total		$ 15,500,793		$ 14,244,192
From net realized gain Initial Class		$ 40,624,166		$ 84,942,728
Service Class		8,959,911		8,012,059
Service Class 2 A		653,201		7,320
Total		$ 50,237,278		$ 92,962,107
		$ 65,738,071		$ 107,206,299

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Income from Investment Operations
Net investment income E	.18	.20	.18	.15	.13
Net realized and unrealized gain (loss)	(1.45)	(.81)	1.27	3.54	2.84
Total from investment operations	(1.27)	(.61)	1.45	3.69	2.97
Less Distributions
From net investment income	(.19)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.80)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Total Return C, D	(8.75)%	(3.62)%	9.17%	29.59%	30.09%
Ratios to Average Net Assets G
Expenses before expense reductions	.58%	.58%	.60%	.61%	.70%
Expenses net of voluntary waivers, if any	.58%	.58%	.60%	.61%	.70%
Expenses net of all reductions	.56%	.57%	.59%	.60%	.70%
Net investment income	1.34%	1.26%	1.08%	1.08%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287
Portfolio turnover rate	58%	72%	58%	66%	81%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income E	.16	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(1.44)	(.80)	1.27	3.50	.49
Total from investment operations	(1.28)	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.18)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C, D	(8.85)%	(3.69)%	9.06%	29.27%	4.29%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.69%	.70%	.71%	.81% A
Expenses net of voluntary waivers, if any	.68%	.69%	.70%	.71%	.80% A
Expenses net of all reductions	.66%	.68%	.69%	.70%	.80% A
Net investment income	1.24%	1.16%	.98%	1.05%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,194	$ 212,994	$ 95,600	$ 18,375	$ 10
Portfolio turnover rate	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income E	.14	.15
Net realized and unrealized gain (loss)	(1.44)	(.49)
Total from investment operations	(1.30)	(.34)
Less Distributions
From net investment income	(.19)	(.19)
From net realized gain	(.61)	(1.24)
Total distributions	(.80)	(1.43)
Net asset value, end of period	$ 13.07	$ 15.17
Total Return B,C, D	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	.85% A
Expenses net of voluntary waivers, if any	.84%	.85% A
Expenses net of all reductions	.82%	.84% A
Net investment income	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,237	$ 13,025
Portfolio turnover rate	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class	-14.49%	3.62%	9.38%
S&P 500 ®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,722 - an 87.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2001, the fund outperformed the variable annuity growth funds average as tracked by Lipper Inc., which fell 17.50%, but trailed the -11.89% return of the Standard & Poor's 500 Index.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance in a slowing economy. Historically, that's been an effective strategy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Overweighting Bristol-Myers also hurt, as its stock struggled due to setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft, PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer all made the list of top-10 absolute contributors to fund performance. On the other hand, EMC, Cisco and Sun Microsystems - all of which I fortunately underweighted - still were among the fund's worst absolute detractors. Tech stocks in general had a great run in the final quarter of 2001; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that didn't perform as I'd hoped. Bank of America was the fund's second-best contributor on an individual security basis. Shifting away from a multi-year acquisition strategy, management has refocused on improving the efficiencies of its operations and increasing the returns on assets. Conversely, the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. At the same time, I think it may be too late to be fully invested in defensive sectors. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2001, more than $975 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	24,200	$ 895,642
Starwood Hotels & Resorts Worldwide, Inc. unit	76,900	2,295,465
		3,191,107
Household Durables - 0.4%
Black & Decker Corp.	115,270	4,349,137
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	126,300	3,717,009
Media - 8.4%
AOL Time Warner, Inc. (a)	331,000	10,625,100
Clear Channel Communications, Inc. (a)	193,100	9,830,721
Comcast Corp. Class A (special) (a)	52,500	1,890,000
Fox Entertainment Group, Inc. Class A (a)	410,900	10,901,177
McGraw-Hill Companies, Inc.	51,100	3,116,078
Omnicom Group, Inc.	101,900	9,104,765
The New York Times Co. Class A	17,500	756,875
Univision Communications, Inc. Class A (a)	344,000	13,918,240
Viacom, Inc.:
Class A (a)	21,800	964,650
Class B (non-vtg.) (a)	461,020	20,354,033
		81,461,639
Multiline Retail - 1.7%
Costco Wholesale Corp. (a)	34,900	1,548,862
Federated Department Stores, Inc. (a)	27,600	1,128,840
JCPenney Co., Inc.	266,400	7,166,160
Target Corp.	41,000	1,683,050
Wal-Mart Stores, Inc.	86,200	4,960,810
		16,487,722
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A (a)	58,100	1,541,393
Home Depot, Inc.	244,800	12,487,248
Lowe's Companies, Inc.	224,100	10,400,481
RadioShack Corp.	18,500	556,850
Staples, Inc. (a)	162,300	3,035,010
		28,020,982
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	54,100	3,042,584
TOTAL CONSUMER DISCRETIONARY		140,270,180
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	21,000	1,022,490
The Coca-Cola Co.	389,200	18,350,780
		19,373,270
Food & Drug Retailing - 0.9%
Albertson's, Inc.	98,200	3,092,318
Rite Aid Corp. (a)	45,600	230,736

	Shares	Value (Note 1)
Rite Aid Corp.	108,000	$ 546,480
Safeway, Inc. (a)	109,900	4,588,325
		8,457,859
Food Products - 0.2%
Kraft Foods, Inc. Class A	75,800	2,579,474
Household Products - 0.8%
Colgate-Palmolive Co.	34,200	1,975,050
Kimberly-Clark Corp.	68,100	4,072,380
Procter & Gamble Co.	18,920	1,497,140
		7,544,570
Personal Products - 2.9%
Avon Products, Inc.	72,722	3,381,573
Gillette Co.	758,370	25,329,558
		28,711,131
Tobacco - 2.0%
Philip Morris Companies, Inc.	425,220	19,496,337
TOTAL CONSUMER STAPLES		86,162,641
ENERGY - 6.9%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	81,200	2,961,364
Cooper Cameron Corp. (a)	64,500	2,603,220
Halliburton Co.	163,500	2,141,850
Schlumberger Ltd. (NY Shares)	230,000	12,638,500
		20,344,934
Oil & Gas - 4.8%
BP PLC sponsored ADR	185,990	8,650,395
ChevronTexaco Corp.	140,800	12,617,088
Conoco, Inc.	148,700	4,208,210
Exxon Mobil Corp.	501,800	19,720,740
TotalFinaElf SA:
Class B	6,153	864,373
sponsored ADR	9,405	660,607
		46,721,413
TOTAL ENERGY		67,066,347
FINANCIALS - 20.5%
Banks - 2.9%
Bank of America Corp.	242,400	15,259,080
Bank One Corp.	71,600	2,795,980
FleetBoston Financial Corp.	281,000	10,256,500
		28,311,560
Diversified Financials - 14.8%
American Express Co.	240,000	8,565,600
Charles Schwab Corp.	334,300	5,171,621
Citigroup, Inc.	978,900	49,414,872
Fannie Mae	310,600	24,692,700
Freddie Mac	326,300	21,340,020
Merrill Lynch & Co., Inc.	308,600	16,084,232
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.	212,300	$ 11,876,062
USA Education, Inc.	83,800	7,040,876
		144,185,983
Insurance - 2.8%
AFLAC, Inc.	58,100	1,426,936
American International Group, Inc.	315,562	25,055,623
Hartford Financial Services Group, Inc.	12,700	797,941
Prudential Financial, Inc.	7,400	245,606
		27,526,106
TOTAL FINANCIALS		200,023,649
HEALTH CARE - 14.0%
Biotechnology - 1.2%
Amgen, Inc. (a)	103,100	5,818,964
Celgene Corp. (a)	76,700	2,448,264
Sepracor, Inc. (a)	66,300	3,783,078
Vertex Pharmaceuticals, Inc. (a)	4,500	110,655
		12,160,961
Health Care Equipment & Supplies - 1.8%
Guidant Corp. (a)	198,300	9,875,340
Medtronic, Inc.	122,500	6,273,225
Zimmer Holdings, Inc. (a)	47,550	1,452,177
		17,600,742
Health Care Providers & Services - 1.0%
Cardinal Health, Inc.	158,605	10,255,399
Pharmaceuticals - 10.0%
American Home Products Corp.	286,900	17,604,184
Bristol-Myers Squibb Co.	301,300	15,366,300
Eli Lilly & Co.	45,600	3,581,424
Forest Laboratories, Inc. (a)	140,240	11,492,668
Johnson & Johnson	110,600	6,536,460
King Pharmaceuticals, Inc. (a)	35,600	1,499,828
Merck & Co., Inc.	22,400	1,317,120
Pfizer, Inc.	828,093	32,999,506
Schering-Plough Corp.	188,000	6,732,280
		97,129,770
TOTAL HEALTH CARE		137,146,872
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	22,000	1,199,000
Airlines - 0.4%
Delta Air Lines, Inc.	22,200	649,572
Southwest Airlines Co.	165,350	3,055,668
		3,705,240
Building Products - 0.1%
Masco Corp.	55,700	1,364,650

	Shares	Value (Note 1)
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	167,400	$ 2,353,644
Avery Dennison Corp.	16,800	949,704
Dun & Bradstreet Corp. (a)	21,450	757,185
Paychex, Inc.	96,223	3,353,372
Robert Half International, Inc. (a)	60,900	1,626,030
		9,039,935
Industrial Conglomerates - 6.6%
General Electric Co.	958,450	38,414,676
Minnesota Mining & Manufacturing Co.	80,300	9,492,263
Textron, Inc.	71,700	2,972,682
Tyco International Ltd.	225,700	13,293,730
		64,173,351
Machinery - 1.1%
Danaher Corp.	139,400	8,407,214
Ingersoll-Rand Co.	46,700	1,952,527
		10,359,741
Road & Rail - 1.2%
CSX Corp.	171,990	6,028,250
Union Pacific Corp.	96,740	5,514,180
		11,542,430
TOTAL INDUSTRIALS		101,384,347
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.6%
Brocade Communications System, Inc. (a)	22,700	751,824
Cisco Systems, Inc. (a)	322,860	5,846,995
Comverse Technology, Inc. (a)	49,900	1,116,263
Corning, Inc.	180,400	1,609,168
Lucent Technologies, Inc.	144,900	911,421
Nokia Corp. sponsored ADR	79,600	1,952,588
QUALCOMM, Inc. (a)	63,600	3,211,800
		15,400,059
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	221,400	6,017,652
EMC Corp. (a)	178,740	2,402,266
International Business Machines Corp.	36,300	4,390,848
Sun Microsystems, Inc. (a)	120,500	1,482,150
		14,292,916
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	40,600	1,988,588
Electronic Data Systems Corp.	37,800	2,591,190
Investment Technology Group, Inc. (a)	25,050	978,704
		5,558,482
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	85,500	3,795,345
Applied Materials, Inc. (a)	12,300	493,230
Atmel Corp. (a)	168,300	1,240,371
Intel Corp.	396,610	12,473,385
International Rectifier Corp. (a)	27,900	973,152
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
KLA-Tencor Corp. (a)	73,400	$ 3,637,704
LAM Research Corp. (a)	55,600	1,291,032
Micron Technology, Inc. (a)	217,800	6,751,800
National Semiconductor Corp. (a)	168,500	5,188,115
Teradyne, Inc. (a)	108,400	3,267,176
Xilinx, Inc. (a)	74,100	2,893,605
		42,004,915
Software - 6.9%
BEA Systems, Inc. (a)	70,800	1,090,320
Computer Associates International, Inc.	172,500	5,949,525
Microsoft Corp. (a)	842,900	55,842,122
PeopleSoft, Inc. (a)	37,300	1,499,460
Siebel Systems, Inc. (a)	44,900	1,256,302
Synopsys, Inc. (a)	26,800	1,583,076
		67,220,805
TOTAL INFORMATION TECHNOLOGY		144,477,177
MATERIALS - 1.3%
Chemicals - 0.4%
Praxair, Inc.	67,200	3,712,800
Metals & Mining - 0.1%
Alcoa, Inc.	45,500	1,617,525
Paper & Forest Products - 0.8%
Georgia-Pacific Group	110,900	3,061,949
International Paper Co.	40,200	1,622,070
Weyerhaeuser Co.	54,800	2,963,584
		7,647,603
TOTAL MATERIALS		12,977,928
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
ALLTEL Corp.	34,200	2,111,166
AT&T Corp.	35,400	642,156
BellSouth Corp.	228,700	8,724,905
SBC Communications, Inc.	279,060	10,930,780
		22,409,007
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	311,000	3,408,560
Vodafone Group PLC	122,991	315,842
		3,724,402
TOTAL TELECOMMUNICATION SERVICES		26,133,409
TOTAL COMMON STOCKS (Cost $844,935,141)		915,642,550
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 380,000	$ 442,700
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	275,000	317,625
TOTAL CORPORATE BONDS (Cost $663,250)			760,325
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	58,844,220	58,844,220
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	5,586,000	5,586,000
TOTAL MONEY MARKET FUNDS (Cost $64,430,220)		64,430,220
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $910,028,611)		980,833,095
NET OTHER ASSETS - (0.5)%		(5,251,472)
NET ASSETS - 100%		$ 975,581,623
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $442,700 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $890,188,503 and $956,077,373, respectively.
The market value of futures contracts opened and closed during the period amounted to $62,337,043 and $120,943,171, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,330 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $915,157,074. Net unrealized appreciation aggregated $65,676,021, of which $127,914,640 related to appreciated investment securities and $62,238,619 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $180,431,000 of which $30,553,000 and $149,878,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,385,100) (cost $910,028,611) - See accompanying schedule		$ 980,833,095
Receivable for investments sold		5,956,186
Receivable for fund shares sold		567,671
Dividends receivable		814,165
Interest receivable		122,722
Other receivables		17,163
Total assets		988,311,002
Liabilities
Payable for investments purchased	$ 5,318,130
Payable for fund shares redeemed	1,174,038
Accrued management fee	470,385
Distribution fees payable	32,259
Other payables and accrued expenses	148,567
Collateral on securities loaned, at value	5,586,000
Total liabilities		12,729,379
Net Assets		$ 975,581,623
Net Assets consist of:
Paid in capital		$ 1,083,717,421
Undistributed net investment income		8,073,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,010,061)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,800,265
Net Assets		$ 975,581,623
Initial Class: Net Asset Value, offering price and redemption price per share ($652,492,820 ÷ 43,124,544 shares)		$15.13
Service Class: Net Asset Value, offering price and redemption price per share ($278,445,984 ÷18,433,884 shares)		$15.11
Service Class 2: Net Asset Value, offering price and redemption price per share ($44,642,819 ÷ 2,968,403 shares)		$15.04

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 11,706,366
Interest		4,054,388
Security lending		41,517
Total income		15,802,271
Expenses
Management fee	$ 6,264,611
Transfer agent fees	721,777
Distribution fees	388,030
Accounting and security lending fees	275,340
Non-interested trustees' compensation	3,825
Custodian fees and expenses	48,556
Registration fees	369
Audit	27,084
Legal	8,449
Miscellaneous	101,673
Total expenses before reductions	7,839,714
Expense reductions	(223,343)	7,616,371
Net investment income		8,185,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(137,476,105)
Foreign currency transactions	(9,178)
Futures contracts	(12,018,735)	(149,504,018)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,485,765)
Assets and liabilities in foreign currencies	(23,418)
Futures contracts	2,539,863	(46,969,320)
Net gain (loss)		(196,473,338)
Net increase (decrease) in net assets resulting from operations		$ (188,287,438)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,185,900	$ 4,525,883
Net realized gain (loss)	(149,504,018)	(32,475,684)
Change in net unrealized appreciation (depreciation)	(46,969,320)	(259,144,628)
Net increase (decrease) in net assets resulting from operations	(188,287,438)	(287,094,429)
Distributions to shareholders From net investment income	(4,056,791)	(22,196,821)
From net realized gain	-	(110,899,964)
Total distributions	(4,056,791)	(133,096,785)
Share transactions - net increase (decrease)	(155,735,950)	(142,511,511)
Total increase (decrease) in net assets	(348,080,179)	(562,702,725)
Net Assets
Beginning of period	1,323,661,802	1,886,364,527
End of period (including undistributed net investment income of $8,073,998 and $3,904,996, respectively)	$ 975,581,623	$ 1,323,661,802

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,904,497	$ 154,769,236	13,001,624	$ 264,392,501
Reinvested	181,161	3,172,127	5,190,172	107,280,841
Redeemed	(20,623,054)	(321,562,633)	(31,115,720)	(637,099,314)
Net increase (decrease)	(10,537,396)	$ (163,621,270)	(12,923,924)	$ (265,425,972)
Service Class Sold	3,240,124	$ 50,526,723	6,103,794	$ 124,023,915
Reinvested	44,864	785,129	1,249,806	25,808,497
Redeemed	(4,389,986)	(67,420,661)	(2,725,190)	(55,547,216)
Net increase (decrease)	(1,104,998)	$ (16,108,809)	4,628,410	$ 94,285,196
Service Class 2 A Sold	2,152,732	$ 33,624,263	1,534,357	$ 30,073,097
Reinvested	5,704	99,535	361	7,444
Redeemed	(650,918)	(9,729,669)	(73,833)	(1,451,276)
Net increase (decrease)	1,507,518	$ 23,994,129	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 3,172,127		$ 17,993,920
Service Class		785,129		4,201,689
Service Class 2 A		99,535		1,212
Total		$ 4,056,791		$ 22,196,821
From net realized gain Initial Class		$ -		$ 89,286,924
Service Class		-		21,606,808
Service Class 2 A		-		6,232
Total		$ -		$ 110,899,964
		$ 4,056,791		$ 133,096,785

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Income from Investment Operations
Net investment income E	.12	.06	.27	.26	.29
Net realized and unrealized gain (loss)	(2.67)	(3.77)	.66	4.29	4.18
Total from investment operations	(2.55)	(3.71)	.93	4.55	4.47
Less Distributions
From net investment income	(.06)	(.29)	(.23)	(.21)	(.25)
From net realized gain	-	(1.41)	(.43)	(.73)	(.35)
Total distributions	(.06)	(1.70)	(.66)	(.94)	(.60)
Net asset value, end of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Total Return C, D	(14.42)%	(17.07)%	4.27%	24.61%	29.95%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.68%	.69%	.71%	.74%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.71%	.74%
Expenses net of all reductions	.67%	.66%	.68%	.70%	.73%
Net investment income	.79%	.31%	1.20%	1.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766
Portfolio turnover rate	89%	117%	42%	29%	26%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income E	.11	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(2.67)	(3.76)	.66	4.30	.73
Total from investment operations	(2.56)	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.04)	(.28)	(.22)	(.21)	-
From net realized gain	-	(1.41)	(.43)	(.73)	-
Total distributions	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C, D	(14.49)%	(17.13)%	4.18%	24.51%	4.16%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.79%	.80%	.84% A
Expenses net of voluntary waivers, if any	.79%	.79%	.79%	.80%	.84% A
Expenses net of all reductions	.77%	.76%	.78%	.79%	.83% A
Net investment income	.69%	.21%	1.09%	1.16%	1.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,446	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Portfolio turnover rate	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income E	.08	.01
Net realized and unrealized gain (loss)	(2.66)	(3.34)
Total from investment operations	(2.58)	(3.33)
Less Distributions
From net investment income	(.06)	(.28)
From net realized gain	-	(1.41)
Total distributions	(.06)	(1.69)
Net asset value, end of period	$ 15.04	$ 17.68
Total Return B, C, D	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.95% A
Expenses net of voluntary waivers, if any	.95%	.95% A
Expenses net of all reductions	.93%	.93% A
Net investment income	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,643	$ 25,827
Portfolio turnover rate	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class	8.30%	7.17%	6.90%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,494 - a 94.94% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

Note to shareholders: Ford O'Neil became Portfolio Manager of Investment Grade Bond Portfolio on October 29, 2001.

Q. How did the fund perform, Ford?

A. Quite well. For the year that ended December 31, 2001, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 8.44%, and the variable annuity intermediate investment grade debt funds average tracked by Lipper Inc., which returned 8.11%.

Q. How would you recap the past year for investment-grade bonds?

A. In 2001, we saw bonds outperform stocks for the second straight year, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities by risk-averse investors. The Federal Reserve Board helped spur demand for bonds by reducing the fed funds target rate 11 times during the period in an effort to rescue the flailing economy. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as the market began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. Most spread sectors, particularly corporate bonds, performed well and garnered a healthy advantage over Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until September 11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and government agency securities. Treasuries were further bolstered by the U.S. government's decision in late October to discontinue future issuance of the 30-year bond, which sent its price soaring and its yield plummeting to the lowest level in nearly three years. However, this rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate cutting campaign.

Q. What factors helped shape the fund's returns amid this volatile market?

A. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads - rebounding from historically wide levels despite weak corporate earnings and a record amount of supply - tightened significantly relative to government issues. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance concentrated in this section of the yield curve. Moreover, the fund benefited from the excess yield it generated over Treasuries, as well as by becoming less aggressive and pulling back our corporate weighting during their summer rally, based on our concerns about supply and a weakening economy. We also further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates - including transportation, technology and consumer cyclical issues - at attractive prices. This move helped, as these securities bounced back strongly late in the period.

Q. What other moves had an influence on performance?

A. Diversification remained an important theme throughout the year. Although good credit analysis enabled us to avoid several companies that encountered severe financial stress, having a highly diverse portfolio helped partially protect us from credit events that were impossible to model, analyze or predict. Holding smaller positions in more securities helped reduce our risk exposure and limit our downside relative to the index and many of our peers. Spreading out our sector exposure further aided performance. While emphasizing higher-yielding mortgage securities proved wise for much of the year, diversifying the position late in the period also was an effective strategy. Record low mortgage rates finally triggered a massive refinancing wave - where mortgages get prepaid at par, or face value - a big negative in a market where nearly all bonds were trading at a premium, or above par. We were able to minimize the prepayment risk by shifting our focus toward bonds with strong cash-flow protection characteristics, such as commercial mortgage-backed securities, which performed well. Finally, we captured some additional yield by increasing our stake in high-quality, short-term asset-backed securities.

Q. What's your outlook?

A. With the Fed likely nearing the end of its easing cycle, I feel it makes sense to limit our exposure to the front - or short - end of the yield curve given the unsustainable level of rates there. I also feel that we should continue to overweight mortgages at the expense of Treasuries and agencies, with the belief that the current level of refinancing is unsustainable. Corporates are still the cheapest asset class in the index by far, but security selection and diversification will remain critical to good performance in that sector going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2001, more than $1.4 billion

Manager: Ford O'Neil, since October 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.0%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	$ 290,000	$ 234,900
Media - 2.9%
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	2,100,000	2,168,901
Clear Channel Communications, Inc.:
6% 11/1/06	Baa3	1,500,000	1,467,720
7.875% 6/15/05	Baa3	2,880,000	3,015,446
Comcast Cable Communications, Inc. 6.875% 6/15/09	Baa2	5,000,000	5,053,000
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	810,000	889,323
Cox Communications, Inc. 7.75% 11/1/10	Baa2	3,700,000	3,979,757
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,964,528
News America Holdings, Inc. 7.75% 1/20/24	Baa3	2,475,000	2,431,267
News America, Inc. 7.28% 6/30/28	Baa3	7,175,000	6,681,145
TCI Communications, Inc. 9.8% 2/1/12	Baa2	1,915,000	2,314,699
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	8,800,000	9,954,384
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,386,754
			42,306,924
Multiline Retail - 0.1%
Kmart Corp. 9.375% 2/1/06	Ba2	900,000	740,250
TOTAL CONSUMER DISCRETIONARY			43,282,074
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.6%
Kroger Co.:
6.8% 4/1/11	Baa3	4,500,000	4,587,075
8.05% 2/1/10	Baa3	3,195,000	3,493,477
			8,080,552
Food Products - 0.5%
ConAgra Foods, Inc.:
6.75% 9/15/11	Baa1	3,870,000	3,977,238
7.125% 10/1/26	Baa1	1,270,000	1,347,737
Kellogg Co. 6.6% 4/1/11	Baa2	2,400,000	2,462,904
			7,787,879

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Household Products - 0.2%
Fort James Corp.:
6.5% 9/15/02	Baa3	$ 2,000,000	$ 2,019,240
6.625% 9/15/04	Baa3	350,000	345,884
			2,365,124
Tobacco - 0.8%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	1,500,000	1,577,745
7.65% 7/1/08	A2	5,000,000	5,349,100
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	5,325,000	5,485,496
			12,412,341
TOTAL CONSUMER STAPLES			30,645,896
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	2,320,000	2,278,449
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,093,020
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,336,980
			5,708,449
FINANCIALS - 14.0%
Banks - 3.0%
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,021,270
Bank of America Corp.:
4.75% 10/15/06	Aa2	2,035,000	1,990,271
7.8% 2/15/10	Aa3	6,600,000	7,220,268
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	3,088,170
BankBoston Corp. 6.625% 12/1/05	A2	5,400,000	5,685,606
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	1,160,000	1,292,321
Capital One Bank 6.375% 2/15/03	Baa2	930,000	944,620
First Union Corp. 7.55% 8/18/05	A1	1,475,000	1,598,959
First Union National Bank, North Carolina 7.8% 8/18/10	A1	5,000,000	5,481,750
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,695,000	1,824,312
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	261,903
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	266,440
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,699,419
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 1,025,000	$ 1,081,713
7.375% 9/17/04	Baa2	1,320,000	1,405,246
MBNA Corp. 6.34% 6/2/03	Baa2	350,000	354,097
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	1,500,000	1,563,810
PNC Funding Corp. 5.75% 8/1/06	A2	1,800,000	1,826,100
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	1,750,000	1,771,980
8.817% 3/31/49	A1	1,640,000	1,777,432
Union Planters Corp. 6.75% 11/1/05	A3	400,000	411,952
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	900,000	985,815
			43,553,454
Diversified Financials - 9.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,123,493
Alliance Capital Management LP 5.625% 8/15/06	A2	2,475,000	2,468,318
American Gen. Finance Corp. 5.875% 7/14/06	A1	5,400,000	5,581,980
Amvescap PLC yankee 6.6% 5/15/05	A2	5,100,000	5,250,348
Associates Corp. of North America 6% 7/15/05	Aa1	2,500,000	2,581,875
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	7,750,000	8,105,648
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,188,022
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,154,795
CIT Group, Inc. 5.5% 2/15/04	A2	500,000	513,490
Citigroup, Inc. 7.25% 10/1/10	Aa2	2,900,000	3,110,627
Conoco Funding Co.:
6.35% 10/15/11	Baa1	2,460,000	2,491,709
7.25% 10/15/31	Baa1	1,795,000	1,891,356
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	575,000	589,364
5.25% 6/15/04	A3	235,000	239,486

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
5.5% 8/1/06	A3	$ 2,000,000	$ 1,994,980
6.85% 6/15/04	A3	2,435,000	2,559,842
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	2,000,000	2,029,478
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	250,000	253,165
Devon Financing Corp. ULC 6.875% 9/30/11 (c)	Baa2	4,000,000	3,898,480
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,900,000	2,834,170
6.875% 2/1/06	A2	4,600,000	4,598,390
7.375% 10/28/09	A2	4,020,000	3,968,866
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,840,000	1,875,954
6.75% 1/15/06	A2	2,660,000	2,694,128
6.875% 9/15/11	A2	1,720,000	1,682,246
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	4,300,000	4,482,277
Household Finance Corp.:
6.375% 10/15/11	A2	4,000,000	3,873,760
6.5% 1/24/06	A2	605,000	621,994
8% 5/9/05	A2	595,000	640,166
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	6,600,000	7,622,670
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	5,050,000	5,514,600
J.P. Morgan Chase & Co.:
5.625% 8/15/06	Aa3	1,905,000	1,928,051
6.75% 2/1/11	A1	2,130,000	2,183,378
Mellon Funding Corp. 7.5% 6/15/05	A1	5,650,000	6,156,579
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	3,970,000	4,115,699
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	1,800,000	1,865,952
7.875% 11/15/10	Baa2	2,120,000	2,192,525
Popular North America, Inc. 6.125% 10/15/06	A3	3,235,000	3,130,833
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,110,000	2,156,040
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	3,250,000	3,303,853
Southwest Airlines Co. pass thru trust certificate 5.496% 11/1/06	Aa2	6,000,000	5,847,000
Sprint Capital Corp.:
6.875% 11/15/28	Baa1	5,380,000	4,921,032
7.125% 1/30/06	Baa1	1,480,000	1,542,900
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,667,310
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	826,200
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	$ 785,000	$ 769,755
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,776,544
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,598,670
			133,937,998
Insurance - 0.5%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	792,368
MetLife, Inc. 6.125% 12/1/11	A1	2,150,000	2,129,403
The Chubb Corp. 6.8% 11/15/31	Aa3	5,000,000	4,892,500
			7,814,271
Real Estate - 1.4%
Arden Realty LP 7% 11/15/07	Baa3	5,000,000	4,851,050
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,430,000	1,470,312
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	516,962
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,569,870
EOP Operating LP:
6.5% 1/15/04	Baa1	2,885,000	2,999,304
6.625% 2/15/05	Baa1	4,500,000	4,663,890
ERP Operating LP 7.1% 6/23/04	A3	1,000,000	1,049,170
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	2,700,000	2,736,369
ProLogis Trust 6.7% 4/15/04	Baa1	460,000	474,720
			20,331,647
TOTAL FINANCIALS			205,637,370
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.9%
Lockheed Martin Corp. 8.2% 12/1/09	Baa2	2,000,000	2,251,520
Raytheon Co.:
5.7% 11/1/03	Baa3	1,800,000	1,841,886
7.9% 3/1/03	Baa3	2,535,000	2,655,336
8.2% 3/1/06	Baa3	5,900,000	6,408,403
			13,157,145
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	550,000	474,579
7.73% 9/15/12	Ba2	180,342	133,747

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	$ 334,701	$ 301,231
pass thru trust certificate:
7.57% 11/18/10	A3	465,000	456,435
7.92% 5/18/12	Baa1	500,000	469,990
			1,835,982
Commercial Services & Supplies - 0.3%
First Data Corp. 5.625% 11/1/11	A1	4,000,000	3,764,800
Machinery - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	4,750,000	4,540,953
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	3,102,120
CSX Corp. 7.95% 5/1/27	Baa2	4,000,000	4,431,920
Norfolk Southern Corp. 7.25% 2/15/31	Baa1	2,800,000	2,887,752
			10,421,792
TOTAL INDUSTRIALS			33,720,672
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Motorola, Inc. 8% 11/1/11 (c)	A3	3,375,000	3,411,720
Computers & Peripherals - 0.4%
International Business Machines Corp. 4.875% 10/1/06	A1	6,400,000	6,294,912
TOTAL INFORMATION TECHNOLOGY			9,706,632
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6.5% 3/15/29	A3	10,135,000	8,853,227
8% 11/15/31 (c)	A3	1,625,000	1,677,427
British Telecommunications PLC:
8.375% 12/15/10	Baa1	1,300,000	1,436,318
8.875% 12/15/30	Baa1	3,250,000	3,729,505
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	A2	1,000,000	1,091,940
8.125% 6/15/09 (c)	A2	3,000,000	3,249,750
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,750,000	1,858,255
9% 8/15/31 (c)	Baa2	2,065,000	2,253,390
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	6,750,000	6,815,678
SBC Communications, Inc. 5.75% 5/2/06	Aa3	5,205,000	5,327,786
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	$ 1,730,000	$ 1,750,449
Telefonica Europe BV 8.25% 9/15/30	A2	7,060,000	7,701,613
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,500,000	3,666,250
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09	Baa1	3,048,000	2,899,105
7.7% 7/20/29	Baa1	1,066,000	897,668
TELUS Corp. yankee 7.5% 6/1/07	Baa2	5,310,000	5,527,126
			58,735,487
Wireless Telecommunication Services - 0.2%
Cingular Wireless LLC 7.125% 12/15/31 (c)	A3	3,500,000	3,503,500
TOTAL TELECOMMUNICATION SERVICES			62,238,987
UTILITIES - 2.2%
Electric Utilities - 1.3%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,453,335
7.05% 12/11/07 (c)	Baa2	3,000,000	3,024,000
Detroit Edison Co. 6.125% 10/1/10	A3	2,350,000	2,300,462
FirstEnergy Corp. 6.45% 11/15/11	Baa2	2,300,000	2,232,472
Hydro-Quebec 6.3% 5/11/11	A1	8,000,000	8,136,800
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,728,658
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	201,429
			19,077,156
Gas Utilities - 0.6%
Consolidated Natural Gas Co.:
5.375% 11/1/06	A3	2,190,000	2,156,055
6.85% 4/15/11	A3	445,000	451,319
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,337,893
7.625% 11/15/10	A3	925,000	1,004,495
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	1,900,000	1,958,330
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000,000	1,043,060

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sempra Energy 7.95% 3/1/10	A2	$ 610,000	$ 624,902
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,027,890
			9,603,944
Multi-Utilities - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	2,230,000	2,194,320
7.5% 1/15/31	Baa2	2,080,000	2,014,147
			4,208,467
TOTAL UTILITIES			32,889,567
TOTAL NONCONVERTIBLE BONDS (Cost $416,671,948)			423,829,647
U.S. Government and Government Agency Obligations - 15.1%

U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,405,000	2,448,963
6.25% 2/1/11	Aa2	1,255,000	1,274,804
7.125% 6/15/10	Aaa	2,600,000	2,851,056
7.25% 1/15/10	Aaa	7,765,000	8,576,675
7.25% 5/15/30	Aaa	17,684,000	19,785,708
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,797
Federal Home Loan Bank 5% 2/28/03	Aaa	3,490,000	3,590,338
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,378,604
5.875% 3/21/11	Aa2	7,205,000	7,120,557
6% 6/15/11	Aaa	16,240,000	16,488,472
6.75% 3/15/31	Aaa	2,415,000	2,561,035
6.77% 9/15/02	Aaa	150,000	154,218
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	Aaa	1,232,507	1,352,381
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 2-E, 9.4% 5/15/02	Aaa	18,533	18,992
Class 3-T, 9.625% 5/15/02	Aaa	975	997
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	$ 2,667	$ 2,738
Series 1993-D, 5.23% 5/15/05	Aaa	5,957	6,117
Series 1994-A, 7.12% 4/15/06	Aaa	4,763	5,095
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	4,718	5,057
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	3,529	3,622
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	71,225	74,006
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	60,750	62,237
6.86% 4/30/04	Aaa	572,958	600,319
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			71,372,788
U.S. Treasury Obligations - 10.2%
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa	5,000,000	4,927,350
6.125% 8/15/29	Aaa	15,380,000	16,278,807
6.25% 5/15/30	Aaa	10,910,000	11,806,693
11.25% 2/15/15	Aaa	14,060,000	21,571,133
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	1,400,000	1,349,250
3.625% 8/31/03	Aaa	6,000,000	6,083,460
5% 2/15/11	Aaa	1,920,000	1,912,800
5% 8/15/11	Aaa	25,400,000	25,320,498
5.75% 11/15/05	Aaa	40,000,000	42,243,600

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
6.125% 8/15/07	Aaa	$ 12,225,000	$ 13,141,875
6.5% 10/15/06	Aaa	5,000,000	5,437,500
TOTAL U.S. TREASURY OBLIGATIONS			150,072,966
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $221,142,048)			221,445,754
U.S. Government Agency - Mortgage Securities - 34.0%

Fannie Mae - 18.0%
5.5% 9/1/16 to 12/1/16	Aaa	23,030,953	22,642,191
6% 2/1/13 to 2/1/29	Aaa	10,583,441	10,474,710
6% 1/1/31 (d)	Aaa	39,823,673	38,964,975
6.5% 2/1/10 to 10/1/31	Aaa	148,160,597	148,324,366
7% 12/1/24 to 9/1/31	Aaa	14,636,615	14,944,420
7.5% 7/1/07 to 5/1/31	Aaa	26,268,473	27,195,941
8% 3/1/23 to 3/1/30	Aaa	841,620	893,373
8.5% 3/1/25 to 6/1/25	Aaa	12,953	13,864
TOTAL FANNIE MAE			263,453,840
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	Aaa	1,412,472	1,512,049
Government National Mortgage Association - 15.9%
6% 8/15/08 to 4/15/31	Aaa	33,974,346	33,412,065
6.5% 10/15/27 to 12/15/28	Aaa	11,598,882	11,647,112
7% 1/15/28 to 11/15/31	Aaa	64,087,995	65,464,405
7% 1/1/31 (d)	Aaa	29,950,000	30,558,359
7% 1/1/31 (d)	Aaa	1,444,569	1,473,912
7% 1/1/32 (d)	Aaa	82,177,268	83,846,494
7.5% 3/15/06 to 10/15/28	Aaa	5,974,388	6,206,929
8% 2/15/17	Aaa	86,264	91,881
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			232,701,157
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $496,021,221)			497,667,046
Asset-Backed Securities - 4.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	A1	$ 1,500,000	$ 1,566,401
Capital One Master Trust 5.45% 3/16/09	Aaa	4,000,000	4,045,625
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	735,000	746,685
5.07% 2/15/08	Aaa	4,900,000	4,947,469
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,000,000	4,967,000
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	7,000,000	7,184,790
5.85% 11/16/04	A2	4,000,000	4,062,574
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,400,000	1,434,836
5.71% 9/15/05	A2	755,000	778,151
7.03% 11/15/03	Aaa	209,000	211,939
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	3,080,000	3,144,006
5.09% 10/18/06	Aaa	1,640,000	1,671,263
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	7,215,469
MBNA Credit Card Master Note Trust:
2.26% 1/15/09 (e)	A2	12,100,000	12,100,000
5.75% 10/15/08	Aaa	1,800,000	1,850,133
Railcar Trust 7.75% 6/1/04	Aaa	309,030	327,379
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	2,255,000	2,395,233
7.5% 11/15/07	A2	1,300,000	1,376,781
TOTAL ASSET-BACKED SECURITIES (Cost $58,899,563)			60,025,734
Commercial Mortgage Securities - 2.4%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	3,872,981	3,921,998
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (c)(e)	A1	2,636,637	2,628,398
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,180,578
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,095,020
Series 2001-CKN5 Class AX, 1.1177% 9/15/34 (c)(g)	Aaa	32,570,000	2,320,319
Series 1998-C1 Class C, 6.78% 5/17/40	A	5,000,000	4,940,105

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,000,000	$ 3,228,798
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	527,031
Class C1, 7.52% 5/15/06 (c)	A2	500,000	525,859
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,000,000	2,081,252
GGP Mall Properties Trust Series 2001-GGPA Class A2, 5.007% 12/15/11 (c)	Aaa	3,496,573	3,381,978
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (c)(e)	Baa3	1,000,000	941,250
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (c)(e)(g)	Aaa	78,570,000	3,179,634
Nomura Asset Securities Corp. sequential pay Series 1998-D6 Class A1B, 6.59% 3/17/28	Aaa	3,000,000	3,125,132
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,557,031
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $35,891,527)			35,634,383
Foreign Government and Government Agency Obligations (h) - 1.6%

British Columbia Province yankee 7% 1/15/03	Aa1	500,000	518,260
Chilean Republic 7.125% 1/11/12	Baa1	3,520,000	3,602,720
Malaysian Government yankee 8.75% 6/1/09	Baa2	1,500,000	1,683,705
Manitoba Province yankee 6.75% 3/1/03	Aa1	500,000	524,870
Ontario Province 6% 2/21/06	Aa3	1,800,000	1,880,784
Quebec Province:
yankee 7.125% 2/9/24	A1	250,000	265,100
7% 1/30/07	A1	1,000,000	1,077,780
7.5% 9/15/29	A1	8,550,000	9,367,380
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,285,200
9.875% 2/1/10	Baa3	2,290,000	2,553,350
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,361,814)			22,759,149
Fixed-Income Funds - 3.4%
	Shares	Value (Note 1)
Fidelity® Ultra-Short Central Fund (f) (Cost $50,000,000)	5,000,000	$ 49,900,000
Cash Equivalents - 21.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.82%, dated 12/31/01 due 1/2/02 (Cost $307,083,000)	$ 307,114,063	307,083,000
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,608,071,121)	1,618,344,713
NET OTHER ASSETS - (10.5)%	(154,079,159)
NET ASSETS - 100%	$ 1,464,265,554
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,534,415 or 3.9% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.3%	AAA, AA, A	60.2%
Baa	13.3%	BBB	14.5%
Ba	0.3%	BB	0.8%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $3,316,150,853 and $2,787,796,859, respectively, of which long-term U.S. government and government agency obligations aggregated $574,704,452 and $2,459,832,689, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,161,583. The weighted average interest rate was 3.3%. Interest earned from the interfund lending program amounted to $11,279 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,608,278,071. Net unrealized appreciation aggregated $10,066,642, of which $18,758,278 related to appreciated investment securities and $8,691,636 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $3,067,000 all of which will expire on December 31, 2008.

A total of 14.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $25,679,400 and repurchase agreements of $307,083,000) (cost $1,608,071,121) - See accompanying schedule		$ 1,618,344,713
Cash		3,925,135
Receivable for fund shares sold		12,613,587
Interest receivable		14,004,928
Total assets		1,648,888,363
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 156,014,880
Payable for fund shares redeemed	1,715,808
Accrued management fee	508,847
Distribution fees payable	3,516
Other payables and accrued expenses	186,770
Collateral on securities loaned, at value	26,192,988
Total liabilities		184,622,809
Net Assets		$ 1,464,265,554
Net Assets consist of:
Paid in capital		$ 1,399,569,360
Undistributed net investment income		59,683,304
Accumulated undistributed net realized gain (loss) on investments		(5,260,702)
Net unrealized appreciation (depreciation) on investments		10,273,592
Net Assets		$ 1,464,265,554
Initial Class: Net Asset Value, offering price and redemption price per share ($1,445,925,032 ÷ 111,917,021 shares)		$12.92
Service Class: Net Asset Value, offering price and redemption price per share ($115,484 ÷ 8,957 shares)		$12.89
Service Class 2: Net Asset Value, offering price and redemption price per share ($18,225,038 ÷ 1,421,226 shares)		$12.82

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 66,344,238
Security lending		108,034
Total income		66,452,272
Expenses
Management fee	$ 4,733,249
Transfer agent fees	761,488
Distribution fees	17,600
Accounting and security lending fees	272,164
Non-interested trustees' compensation	3,471
Custodian fees and expenses	73,970
Audit	13,812
Legal	5,183
Miscellaneous	156,172
Total expenses before reductions	6,037,109
Expense reductions	(7,158)	6,029,951
Net investment income		60,422,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,264,143
Change in net unrealized appreciation (depreciation) on investment securities		2,695,000
Net gain (loss)		20,959,143
Net increase (decrease) in net assets resulting from operations		$ 81,381,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 60,422,321	$ 41,654,684
Net realized gain (loss)	18,264,143	(10,492,303)
Change in net unrealized appreciation (depreciation)	2,695,000	37,499,798
Net increase (decrease) in net assets resulting from operations	81,381,464	68,662,179
Distributions to shareholders From net investment income	(42,039,084)	(43,339,425)
Share transactions - net increase (decrease)	684,676,925	56,071,728
Total increase (decrease) in net assets	724,019,305	81,394,482
Net Assets
Beginning of period	740,246,249	658,851,767
End of period (including undistributed net investment income of $59,683,304 and $41,328,235, respectively)	$ 1,464,265,554	$ 740,246,249
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	76,499,188	$ 964,627,665	20,063,685	$ 241,746,618
Reinvested	3,464,378	41,988,258	3,827,956	43,332,459
Redeemed	(26,813,346)	(339,570,756)	(19,290,975)	(229,327,088)
Net increase (decrease)	53,150,220	$ 667,045,167	4,600,666	$ 55,751,989
Service Class A Sold	-	$ -	8,474	$ 100,000
Reinvested	483	5,847	-	-
Redeemed	-	-	-	-
Net increase (decrease)	483	$ 5,847	8,474	$ 100,000
Service Class 2 B Sold	1,835,171	$ 23,132,398	17,796	$ 214,552
Reinvested	3,730	44,979	615	6,965
Redeemed	(435,939)	(5,551,466)	(147)	(1,778)
Net increase (decrease)	1,402,962	$ 17,625,911	18,264	$ 219,739
Distributions From net investment income Initial Class		$ 41,988,258		$ 43,332,459
Service Class A		5,847		-
Service Class 2 B		44,979		6,966
Total		$ 42,039,084		$ 43,339,425

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Income from Investment Operations
Net investment income D	.685 G	.771	.743	.725	.759
Net realized and unrealized gain (loss)	.335 G	.499	(.873)	.335	.291
Total from investment operations	1.020	1.270	(.130)	1.060	1.050
Less Distributions
From net investment income	(.690)	(.840)	(.510)	(.590)	(.730)
From net realized gain	-	-	(.160)	(.070)	-
Total distributions	(.690)	(.840)	(.670)	(.660)	(.730)
Net asset value, end of period	$ 12.920	$ 12.590	$ 12.160	$ 12.960	$ 12.560
Total Return C	8.46%	11.22%	(1.05)%	8.85%	9.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.54%	.54%	.57%	.58%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.57%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.57%	.58%
Net investment income	5.47% G	6.50%	6.07%	5.85%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813	$ 324,525
Portfolio turnover rate	278%	154%	87%	239%	191%

Financial Highlights - Service Class

Years ended December 31,	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.580	$ 11.800
Income from Investment Operations
Net investment income D	.674G	.377
Net realized and unrealized gain (loss)	.326G	.403
Total from investment operations	1.000	.780
Less Distributions
From net investment income	(.690)	-
Net asset value, end of period	$ 12.890	$ 12.580
Total Return B, C	8.30%	6.61%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64% A
Expenses net of all reductions	.64%	.64% A
Net investment income	5.37%G	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115	$ 107
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 for Initial Class and $.009 for Service Class and increase net realized and unrealized gain (loss) per share by $.009 for Initial Class and $.009 for Service Class. Without this change the ratio of net investment income to average net assets would have been 5.54% for Initial Class and 5.45% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.540	$ 12.060
Income from Investment Operations
Net investment income E	.643 H	.686
Net realized and unrealized gain (loss)	.327 H	.634
Total from investment operations	.970	1.320
Less Distributions
From net investment income	(.690)	(.840)
Net asset value, end of period	$ 12.820	$ 12.540
Total Return B, C, D	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	1.75% A
Expenses net of voluntary waivers, if any	.82%	1.05% A
Expenses net of all reductions	.82%	1.05% A
Net investment income	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,225	$ 229
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 and increase net realized and unrealized gain (loss) per share by $.009. Without this change the ratio of net investment income to average net assets would have been 5.27%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class	-3.36%	25.50%
S&P® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Service Class on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,816 - a 98.16% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. The fund underperformed the Standard & Poor's MidCap 400 Index, which returned -0.60% for the 12-month period that ended on December 31, 2001, but substantially outperformed the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -12.97% for the same period.

Q. What major factors affected performance during the period?

A. The fund significantly underweighted technology stocks throughout the period. On December 31, 2001, information technology stocks accounted for only 3.6% of the fund's net assets, compared with 18.8% for the S&P MidCap index. Tech stocks were de-emphasized because of concerns over high valuations at a time of slowing industry growth and overbuilt inventories. This defensive posture helped the fund's relative performance in the early part of the year, especially compared to its mutual fund peers, many of which held large technology positions. But it also caused the fund to miss most of the upside when tech rallied in the late spring and again in the fourth quarter of 2001. I made a few changes after I became manager in mid-June, but for the most part maintained a defensive posture. That strategy generally benefited performance during the second half of the year as the economy continued to weaken.

Q. What changes did you make after taking over the fund?

A. I gradually transitioned the portfolio into names I was comfortable owning in expectation of a softening economy. In the consumer area, I chose to underweight cyclical stocks and overweight consumer staples, where I thought earnings growth would be better. I looked for sectors and companies that I thought would continue to grow in spite of economic slowness, so I increased holdings in utilities, energy and health care, and reduced exposure to financial services, a strategy that generally worked well. I also added to the fund's gold position - as a sort of insurance measure against unforeseen world events - and that investment did well for the year. I would've liked to own more technology companies and to have participated in the rally that occurred after the market bottomed in the fall. I believe their valuations are still too high, however, so I intend to be patient as I look to move back into that sector.

Q. The largest contribution to performance came from owning S&P MidCap 400 futures. What was the strategy there?

A. When the market bottomed at the end of September, I realized that it was oversold. Valuations had corrected significantly, and I believed I couldn't afford to have shareholders sitting on the sidelines in too much cash. However, since I was relatively new to managing mid-cap stocks, I didn't have enough individual names that I was comfortable buying en masse. Therefore, I decided to buy MidCap 400 futures as a temporary measure that would give shareholders a chance to participate in the oversold market. The strategy worked well as a timing move. Going forward, it is not my intention to make extensive use of futures.

Q. What individual stocks did the most to help performance?

A. Two names stand out in the energy sector - BJ Services and Suncor Energy. Late in the period, both were selling at attractive valuations and had good upswings in price along with the energy sector in general. Another strong contributor was CVS, the drug store chain, which was bought after a significant price correction. Affiliated Computer Services, a top 10 holding during the period, also was a great stock. This business process outsourcing company, a traditionally steady performer even in down cycles, had 44% earnings growth in 2001.

Q. Which holdings were most responsible for holding back performance?

A. Valuations plummeted significantly for Waters Corp., which provides products and services to the pharmaceutical, chemical and environmental testing industries. Its decelerating earnings growth was likely responsible for some of that contraction. Sumitomo, the Japanese banking company, was a disappointment as well. I bought it because I think it's a high-quality name, but it underperformed as a result of ongoing difficulties in the Japanese financial sector.

Q. What's your near-term outlook, Tom?

A. Growth stocks did quite well after the market bottomed. Valuations are still high on an absolute basis. And we're still not sure how robust any recovery will be. For those reasons, I think that the market may take a bit of a rest in the near term, and value-style investing may come back into vogue. The strategy I'll pursue is to look for companies with good balance sheets, good visibility in understandable businesses, and multiples that are a bit lower and earnings growth that is a bit faster than the market average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2001, more than $1.1 billion

Manager: Thomas Allen, since June 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Superior Industries International, Inc.	96,900	$ 3,900,225
Distributors - 0.5%
Handleman Co. (a)	378,400	5,619,240
Hotels, Restaurants & Leisure - 1.8%
Jack in the Box, Inc. (a)	29,180	803,617
Sonic Corp. (a)	496,100	17,859,600
Wendy's International, Inc.	81,400	2,374,438
WMS Industries, Inc. (a)	8,600	172,000
		21,209,655
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	38,200	1,588,738
Furniture Brands International, Inc. (a)	36,300	1,162,326
Ryland Group, Inc.	113,100	8,278,920
		11,029,984
Leisure Equipment & Products - 0.5%
Mattel, Inc.	105,100	1,807,720
Oakley, Inc. (a)	225,500	3,666,630
		5,474,350
Media - 0.0%
Westwood One, Inc. (a)	4,200	126,210
Multiline Retail - 0.3%
Factory 2-U Stores, Inc. (a)	148,700	2,979,948
Specialty Retail - 1.6%
AutoZone, Inc. (a)	51,400	3,690,520
Galyan's Trading Co., Inc.	250,000	3,560,000
Michaels Stores, Inc. (a)	163,100	5,374,145
O'Reilly Automotive, Inc. (a)	51,900	1,892,793
Pier 1 Imports, Inc.	261,000	4,525,740
		19,043,198
Textiles & Apparel - 1.3%
Columbia Sportswear Co. (a)	220,800	7,352,640
Liz Claiborne, Inc.	18,470	918,883
Quiksilver, Inc. (a)	236,300	4,064,360
Vans, Inc. (a)	200,200	2,550,548
		14,886,431
TOTAL CONSUMER DISCRETIONARY		84,269,241
CONSUMER STAPLES - 12.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	243,600	5,724,600
Food & Drug Retailing - 3.5%
CVS Corp.	1,066,100	31,556,560
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	51,840	2,643,840
George Weston Ltd.	43,450	2,822,776
Performance Food Group Co. (a)	71,100	2,500,587
Whole Foods Market, Inc. (a)	3,300	143,748
		39,667,511

	Shares	Value (Note 1)
Food Products - 7.3%
Archer-Daniels-Midland Co.	288,645	$ 4,142,056
Dean Foods Co. (a)	358,200	24,429,240
H.J. Heinz Co.	42,200	1,735,264
Hershey Foods Corp.	325,400	22,029,580
Hormel Foods Corp.	64,100	1,722,367
McCormick & Co., Inc. (non-vtg.)	271,600	11,399,052
Nestle SA (Reg.)	17,000	3,630,550
Smithfield Foods, Inc. (a)	571,200	12,589,248
Wm. Wrigley Jr. Co.	51,800	2,660,966
		84,338,323
Personal Products - 0.4%
Alberto-Culver Co. Class B	102,000	4,563,480
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	169,300	9,531,590
TOTAL CONSUMER STAPLES		143,825,504
ENERGY - 10.3%
Energy Equipment & Services - 6.3%
BJ Services Co. (a)	736,660	23,904,617
ENSCO International, Inc.	44,910	1,116,014
GlobalSantaFe Corp.	246,050	7,017,346
National-Oilwell, Inc. (a)	588,600	12,131,046
Smith International, Inc. (a)	13,700	734,594
Tidewater, Inc.	374,850	12,707,415
Varco International, Inc. (a)	745,548	11,168,302
W-H Energy Services, Inc. (a)	207,100	3,945,255
		72,724,589
Oil & Gas - 4.0%
Ashland, Inc.	48,600	2,239,488
Devon Energy Corp.	0	15
Equitable Resources, Inc.	88,800	3,025,416
Occidental Petroleum Corp.	91,900	2,438,107
Suncor Energy, Inc.	580,700	19,118,296
Sunoco, Inc.	64,600	2,412,164
USX - Marathon Group	345,800	10,374,000
Valero Energy Corp.	172,500	6,575,700
		46,183,186
TOTAL ENERGY		118,907,775
FINANCIALS - 10.3%
Banks - 0.3%
Commerce Bancorp, Inc., New Jersey	73,196	2,879,531
Diversified Financials - 1.1%
Sumitomo Trust & Banking Ltd.	3,268,000	13,204,040
Insurance - 6.0%
AFLAC, Inc.	21,500	528,040
Alleghany Corp.	76,800	14,780,160
Allmerica Financial Corp.	145,900	6,499,845
Arthur J. Gallagher & Co.	50,300	1,734,847
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,635,600
Class B (a)	2,543	6,421,075
Everest Re Group Ltd.	52,880	3,738,616
Hilb, Rogal & Hamilton Co.	22,200	1,244,310
Mercury General Corp.	49,100	2,143,706
MIIX Group, Inc.	39,400	480,680
Ohio Casualty Corp.	99,100	1,590,555
Old Republic International Corp.	139,400	3,904,594
PartnerRe Ltd.	28,100	1,517,400
Principal Financial Group, Inc.	140,200	3,364,800
ProAssurance Corp. (a)	33,800	594,204
Progressive Corp.	21,300	3,180,090
Protective Life Corp.	78,880	2,281,998
Prudential Financial, Inc.	8,000	265,520
RenaissanceRe Holdings Ltd.	14,100	1,345,140
SCPIE Holding, Inc.	45,700	1,336,725
StanCorp Financial Group, Inc.	7,542	356,360
W.R. Berkley Corp.	76,800	4,124,160
Zenith National Insurance Corp.	300	8,382
		69,076,807
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	268,800	12,292,224
Duke Realty Corp.	872,600	21,230,358
		33,522,582
TOTAL FINANCIALS		118,682,960
HEALTH CARE - 13.0%
Biotechnology - 0.6%
Charles River Labs International, Inc. (a)	4,900	164,052
Invitrogen Corp. (a)	51,300	3,177,009
Sepracor, Inc. (a)	41,160	2,348,590
Techne Corp. (a)	32,900	1,212,365
		6,902,016
Health Care Equipment & Supplies - 2.6%
Apogent Technologies, Inc.	156,700	4,042,860
Becton, Dickinson & Co.	55,000	1,823,250
Biomet, Inc.	99,450	3,073,005
DENTSPLY International, Inc.	5,200	261,040
Guidant Corp. (a)	136,100	6,777,780
Invacare Corp.	80,300	2,706,913
St. Jude Medical, Inc. (a)	111,500	8,657,975
Vital Signs, Inc.	68,300	2,383,670
		29,726,493
Health Care Providers & Services - 3.6%
AmeriPath, Inc. (a)	182,000	5,871,320
Andrx Group (a)	62,100	4,372,461
Centene Corp.	2,300	50,485

	Shares	Value (Note 1)
First Health Group Corp. (a)	52,100	$ 1,288,954
McKesson Corp.	196,500	7,349,100
Pharmaceutical Product Development, Inc. (a)	388,400	12,549,204
RehabCare Group, Inc. (a)	303,700	8,989,520
Res-Care, Inc. (a)	178,900	1,583,265
		42,054,309
Pharmaceuticals - 6.2%
Alpharma, Inc. Class A	1,403,000	37,109,346
American Pharmaceutical Partners, Inc.	15,000	312,000
Atrix Laboratories, Inc. (a)	80,000	1,648,800
Barr Laboratories, Inc. (a)	26,800	2,126,848
Biovail Corp. (a)	68,500	3,826,979
King Pharmaceuticals, Inc. (a)	0	14
Mylan Laboratories, Inc.	194,100	7,278,750
Perrigo Co. (a)	211,600	2,501,112
SICOR, Inc. (a)	662,800	10,392,704
Watson Pharmaceuticals, Inc. (a)	190,300	5,973,517
		71,170,070
TOTAL HEALTH CARE		149,852,888
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.0%
Curtiss-Wright Corp. Class B	305	14,183
United Defense Industries, Inc.	4,000	84,200
		98,383
Air Freight & Couriers - 0.0%
Expeditors International of Washington, Inc.	2,200	125,290
Forward Air Corp. (a)	7,285	247,107
		372,397
Building Products - 1.4%
American Standard Companies, Inc. (a)	113,830	7,766,621
York International Corp.	218,400	8,327,592
		16,094,213
Commercial Services & Supplies - 2.7%
Aramark Corp. Class B	3,000	80,700
Avery Dennison Corp.	34,300	1,938,979
ChoicePoint, Inc. (a)	100,500	5,094,345
DeVry, Inc. (a)	304,300	8,657,335
eFunds Corp. (a)	442,100	6,078,875
Ionics, Inc. (a)	113,200	3,399,396
Valassis Communications, Inc. (a)	157,800	5,620,836
		30,870,466
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	213,700	3,570,927
Fluor Corp.	26,000	972,400
		4,543,327
Electrical Equipment - 0.3%
C&D Technologies, Inc.	149,690	3,420,417
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 1.3%
Danaher Corp.	34,800	$ 2,098,788
Flowserve Corp. (a)	97,800	2,602,458
Pall Corp.	313,300	7,537,998
Parker Hannifin Corp.	32,300	1,482,893
Tennant Co.	18,800	697,480
		14,419,617
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	31,600	901,548
C.H. Robinson Worldwide, Inc.	44,650	1,291,055
Canadian National Railway Co.	142,500	6,867,146
Norfolk Southern Corp.	70,000	1,283,100
		10,342,849
TOTAL INDUSTRIALS		80,161,669
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.5%
SBA Communications Corp. Class A (a)	474,700	6,180,594
Computers & Peripherals - 0.1%
Netscreen Technologies, Inc. (a)	900	19,917
O2Micro International Ltd. (a)	40,500	974,025
		993,942
Electronic Equipment & Instruments - 1.0%
Anritsu Corp.	633,000	5,062,269
Diebold, Inc.	42,200	1,706,568
Waters Corp. (a)	126,520	4,902,650
		11,671,487
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	109,120	11,580,906
SunGard Data Systems, Inc. (a)	273,960	7,925,663
		19,506,569
Semiconductor Equipment & Products - 0.1%
Cypress Semiconductor Corp. (a)	41,100	819,123
Software - 0.2%
Borland Software Corp. (a)	7,700	120,582
Cadence Design Systems, Inc. (a)	9,600	210,432
Lawson Software, Inc.	2,000	31,500
Nassda Corp.	600	13,494
Numerical Technologies, Inc. (a)	14,200	499,840
Sanchez Computer Associates, Inc. (a)	180,100	1,539,855
		2,415,703
TOTAL INFORMATION TECHNOLOGY		41,587,418
MATERIALS - 14.2%
Chemicals - 2.3%
Agrium, Inc.	428,100	4,532,222
Calgon Carbon Corp.	185,300	1,547,255
Ecolab, Inc.	2,900	116,725

	Shares	Value (Note 1)
IMC Global, Inc.	216,500	$ 2,814,500
Lyondell Chemical Co.	29,480	422,448
Potash Corp. of Saskatchewan	100,620	6,174,007
Praxair, Inc.	84,600	4,674,150
Sigma Aldrich Corp.	144,200	5,682,922
		25,964,229
Containers & Packaging - 3.5%
Ball Corp.	34,312	2,425,858
Ivex Packaging Corp. (a)	36,900	701,100
Packaging Corp. of America (a)	141,500	2,568,225
Pactiv Corp. (a)	1,019,500	18,096,125
Sealed Air Corp. (a)	336,900	13,752,258
Silgan Holdings, Inc. (a)	53,000	1,386,480
Smurfit-Stone Container Corp. (a)	78,000	1,245,660
		40,175,706
Metals & Mining - 7.6%
Agnico-Eagle Mines Ltd.	1,072,430	10,578,758
Alcan, Inc.	76,700	2,754,087
Allegheny Technologies, Inc.	91,900	1,539,325
Antofagasta PLC	62,400	480,620
Barrick Gold Corp.	449,440	7,186,635
Century Aluminum Co.	32,200	430,192
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	111,400	1,491,646
Meridian Gold, Inc. (a)	1,992,400	20,467,291
Newmont Mining Corp.	940,280	17,968,751
Nucor Corp.	39,400	2,086,624
Phelps Dodge Corp.	64,300	2,083,320
Placer Dome, Inc.	586,530	6,412,178
Teck Cominco Ltd. Class B (sub. vtg.)	1,793,500	14,333,576
Worthington Industries, Inc.	24,000	340,800
		88,153,803
Paper & Forest Products - 0.8%
Bowater, Inc.	33,500	1,597,950
International Paper Co.	96,300	3,885,705
Mead Corp.	34,600	1,068,794
Weyerhaeuser Co.	57,000	3,082,560
		9,635,009
TOTAL MATERIALS		163,928,747
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.6%
CenturyTel, Inc.	315,100	10,335,280
Citizens Communications Co. (a)	793,100	8,454,446
		18,789,726
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	321,870	3,277,855
TOTAL TELECOMMUNICATION SERVICES		22,067,581
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 6.2%
Electric Utilities - 3.4%
DPL, Inc.	115,000	$ 2,769,200
FirstEnergy Corp.	620,000	21,687,600
NSTAR	162,800	7,301,580
Southern Co.	81,500	2,066,025
TXU Corp.	116,700	5,502,405
		39,326,810
Gas Utilities - 0.8%
KeySpan Corp.	81,000	2,806,650
NiSource, Inc.	91,370	2,106,992
Sempra Energy	36,000	883,800
Southwestern Energy Co. (a)	349,000	3,629,600
		9,427,042
Multi-Utilities - 2.0%
SCANA Corp.	797,400	22,191,642
TOTAL UTILITIES		70,945,494
TOTAL COMMON STOCKS (Cost $902,261,215)		994,229,277
U.S. Treasury Obligations - 0.5%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.2% 1/3/02 to 3/21/02 (Cost $5,484,948)	-	$ 5,500,000	5,485,373
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	142,959,162	142,959,162
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	17,279,700	17,279,700
TOTAL MONEY MARKET FUNDS (Cost $160,238,862)		160,238,862
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,067,985,025)		1,159,953,512
NET OTHER ASSETS - (0.7)%		(7,998,246)
NET ASSETS - 100%		$ 1,151,955,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,402,828,991 and $1,201,749,766, respectively, of which long-term U.S. government and government agency obligations aggregated $32,301,170 and $40,595,074, respectively.

The market value of futures contracts opened and closed during the period amounted to $94,535,037 and $105,803,224, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,816 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Canada	9.2
Japan	1.5
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,070,872,063. Net unrealized appreciation aggregated $89,081,449, of which $115,678,783 related to appreciated investment securities and $26,597,334 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $58,214,000 of which $15,428,000 and $42,786,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $16,832,230) (cost $1,067,985,025) - See accompanying schedule		$ 1,159,953,512
Cash		72,131
Receivable for investments sold		12,302,884
Receivable for fund shares sold		3,287,375
Dividends receivable		699,618
Interest receivable		230,849
Other receivables		196,560
Total assets		1,176,742,929
Liabilities
Payable for investments purchased	$ 5,411,198
Payable for fund shares redeemed	1,492,216
Accrued management fee	534,374
Distribution fees payable	70,175
Collateral on securities loaned, at value	17,279,700
Total liabilities		24,787,663
Net Assets		$ 1,151,955,266
Net Assets consist of:
Paid in capital		$ 1,110,972,784
Undistributed net investment income		9,876,712
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,862,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,968,086
Net Assets		$ 1,151,955,266
Initial Class: Net Asset Value, offering price and redemption price per share ($574,934,085 ÷ 29,340,172 shares)		$19.60
Service Class: Net Asset Value, offering price and redemption price per share ($366,664,961 ÷ 18,762,671 shares)		$19.54
Service Class 2: Net Asset Value, offering price and redemption price per share ($210,356,220 ÷ 10,791,254 shares)		$19.49

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 8,661,391
Interest		8,023,289
Security lending		93,870
Total income		16,778,550
Expenses
Management fee	$ 5,753,040
Transfer agent fees	671,722
Distribution fees	625,199
Accounting and security lending fees	262,864
Non-interested trustees' compensation	3,340
Custodian fees and expenses	61,322
Registration fees	15
Audit	27,192
Legal	7,149
Miscellaneous	76,489
Total expenses before reductions	7,488,332
Expense reductions	(661,974)	6,826,358
Net investment income		9,952,192
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(32,888,181)
Foreign currency transactions	(75,194)
Futures contracts	11,268,187	(21,695,188)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,912,478)
Assets and liabilities in foreign currencies	616	(14,911,862)
Net gain (loss)		(36,607,050)
Net increase (decrease) in net assets resulting from operations		$ (26,654,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 9,952,192	$ 3,463,098
Net realized gain (loss)	(21,695,188)	(39,095,214)
Change in net unrealized appreciation (depreciation)	(14,911,862)	102,504,149
Net increase (decrease) in net assets resulting from operations	(26,654,858)	66,872,033
Distributions to shareholders From net investment income	-	(3,490,324)
In excess of net realized gain	-	(131,105)
Total distributions	-	(3,621,429)
Share transactions - net increase (decrease)	233,603,651	854,104,079
Total increase (decrease) in net assets	206,948,793	917,354,683
Net Assets
Beginning of period	945,006,473	27,651,790
End of period (including undistributed net investment income of $9,876,712 and $0, respectively)	$ 1,151,955,266	$ 945,006,473
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,676,112	$ 182,558,139	30,056,800	$ 574,378,689
Reinvested	-	-	114,222	2,311,193
Redeemed	(9,413,601)	(173,494,579)	(1,207,719)	(23,158,134)
Net increase (decrease)	262,511	$ 9,063,560	28,963,303	$ 553,531,748
Service Class Sold	9,095,820	$ 170,632,678	13,897,441	$ 261,436,662
Reinvested	-	-	55,437	1,095,062
Redeemed	(4,323,424)	(80,200,595)	(1,662,521)	(31,588,706)
Net increase (decrease)	4,772,396	$ 90,432,083	12,290,357	$ 230,943,018
Service Class 2 A Sold	8,986,545	$ 167,539,684	3,839,632	$ 73,663,061
Reinvested	-	-	10,659	215,174
Redeemed	(1,810,628)	(33,431,676)	(234,954)	(4,248,922)
Net increase (decrease)	7,175,917	$ 134,108,008	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ -		$ 2,302,727
Service Class		-		973,094
Service Class 2 A		-		214,503
Total		$ -		$ 3,490,324
In excess of net realized gain Initial Class		$ -		$ 8,466
Service Class		-		121,968
Service Class 2 A		-		671
Total		$ -		$ 131,105
		$ -		$ 3,621,429

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.19	.00	.00
Net realized and unrealized gain (loss)	(.86)	4.95	5.05	.31
Total from investment operations	(.66)	5.14	5.05	.31
Less Distributions
From net investment income	-	(.08)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.62%	.69%	.97%	1.00% A
Net investment income (loss)	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.17	(.01)	.00
Net realized and unrealized gain (loss)	(.86)	4.93	5.05	.31
Total from investment operations	(.68)	5.10	5.04	.31
Less Distributions
From net investment income	-	(.07)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.12)	(.11)	-
Net asset value, end of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.72%	.79%	1.07%	1.10% A
Net investment income (loss)	.96%	.92%	(.09)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income E	.15	.14
Net realized and unrealized gain (loss)	(.86)	5.35
Total from investment operations	(.71)	5.49
Less Distributions
From net investment income	-	(.06)
In excess of net realized gain	-	(.05)
Total distributions	-	(.11)
Net asset value, end of period	$ 19.49	$ 20.20
Total Return B, C, D	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.99% A
Expenses net of voluntary waivers, if any	.94%	.99% A
Expenses net of all reductions	.88%	.94% A
Net investment income	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,356	$ 73,039
Portfolio turnover rate	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Performance

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class	4.10%	5.28%	4.90%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01
Fidelity VIP:
Money Market -
Service Class	2.00%	3.13%	3.82%	5.08%	6.25%
MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2001?

A. During the entire period, the Federal Reserve Board moved aggressively to bolster economic growth. The Fed opened the year with a surprise cut in the rate banks charge each other for overnight loans - known as the fed funds target rate - and continued to lower it through the first eight months of 2001. As August turned to September, the market was divided as to whether the economy was recovering or if more Fed rate cuts were in the offing. Then came the events of September 11. From that point on, the terrorist attacks and their aftereffects were the most influential developments. After September 11, there was a sharp downturn in economic activity. The Fed responded immediately by implementing a 0.50 percentage-point cut in the fed funds rate on September 17, when the markets reopened. The Fed did so in order to stabilize the markets and reassure investors. Faced with continued evidence of moribund economic activity, the Fed implemented two more 0.50 percentage-point decreases in the fed funds rate at its meetings in October and November, and an additional cut of 0.25 percentage points in December. All told, the Fed brought the fed funds rate from 6.50% at the beginning of the period down to 1.75% at the end of 2001.

Q. What other economic developments had an effect on money markets in 2001?

A. Declining economic growth and the effects of September 11 caused the U.S. gross domestic product to contract by 1.1% in the third quarter of 2001. Through the fourth quarter, emerging data made it difficult to figure out whether or not the economy would recover. While declines in manufacturing activity and rising unemployment indicated a deep recession, consumer confidence and retail sales held up fairly well, indicating that the recession would remain rather moderate. Other factors that had an effect on the money markets were a steepening yield curve, a sharp increase in mortgage refinancing activity and a surge of money market fund inflows. In 2001, more than $430 billion poured into short-term funds, compared to $228 billion in 2000.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, we looked to maintain a relatively long average maturity, in order to lock in yields before they declined. More recently, we sought to maintain a longer average maturity than our peers because we believed that current yields factor in aggressive interest-rate increases by the Fed that we don't think will occur. I focused the portfolio on government agency discount notes, due to concerns regarding the credit quality of longer-term corporate obligations. In addition, issuance of corporate paper declined as funding needs diminished during the economic slowdown, while agency issuance increased significantly. These developments, in turn, made government securities more attractively valued than many corporate alternatives.

Q. What's your outlook, Bob?

A. In spite of the aggressive rate-cutting program implemented by the Federal Reserve Board, the near-term outlook for the U.S. economy remains hard to discern. We expect that the rate cuts should help rekindle economic growth. Fourth-quarter data shows some signs that the economy has reached a bottom and may be headed toward a recovery. Consumer spending has remained steady, inventories have declined and lower interest rates have helped sustain the housing market. In fact, some believe that the rebound will come so quickly that the Fed will be forced to reverse direction and raise rates in order to head off inflation before it can arise. Nonetheless, history shows that the Fed usually waits until we are several months into a recovery before inaugurating rate hikes to curtail growth enough to subdue inflation. In turn, our feeling is that the Fed would not raise rates any earlier than mid-2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2001, more than $2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Certificates of Deposit - 48.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 1.0%
J.P. Morgan Chase Bank
3/11/02	1.75%	$ 30,000,000	$ 30,000,000
London Branch, Eurodollar, Foreign Banks - 25.0%
Abbey National Treasury Services PLC
2/20/02	3.50	60,000,000	60,000,000
ABN-AMRO Bank NV
4/23/02	2.21	55,000,000	55,000,000
Alliance & Leicester PLC
2/13/02	1.92	5,000,000	5,000,030
4/26/02	2.23	5,000,000	5,000,079
Australia & New Zealand Banking Group Ltd.
6/11/02	2.10	10,000,000	10,011,677
Bank of Nova Scotia
2/6/02	1.90	40,000,000	40,000,000
Bank of Scotland Treasury Services PLC
2/4/02	1.95	10,000,000	10,000,000
2/6/02	3.56	15,000,000	15,000,127
Barclays Bank PLC
1/22/02	2.05	10,000,000	10,000,000
2/19/02	1.84	15,000,000	15,000,000
Bayerische Hypo-und Vereinsbank AG
2/22/02	2.29	10,000,000	10,000,000
3/11/02	1.86	10,000,000	10,000,000
5/29/02	2.15	15,000,000	15,000,000
Bayerische Landesbank Girozentrale
5/23/02	2.10	15,000,000	14,997,051
Commerzbank AG
2/4/02	1.93	5,000,000	5,007,711
Credit Agricole Indosuez
2/8/02	1.90	25,000,000	25,003,401
5/20/02	2.02	15,000,000	15,000,000
Dresdner Bank AG
2/7/02	1.88	20,000,000	20,000,000
3/11/02	1.90	20,000,000	20,000,000
5/23/02	2.10	10,000,000	9,999,205
Halifax PLC
2/11/02	1.90	5,000,000	5,000,000
2/14/02	1.78	25,000,000	25,000,000
3/12/02	1.76	25,000,000	25,001,928
ING Bank NV
2/7/02	1.87	5,000,000	5,000,000
2/7/02	1.88	5,000,000	5,000,000
2/13/02	3.50	5,000,000	5,000,000
2/19/02	3.47	40,000,000	40,000,000
3/18/02	1.82	10,000,000	10,000,000
5/23/02	2.08	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
4/25/02	2.24	5,000,000	5,000,000
5/7/02	2.08	30,000,000	30,001,037

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Lloyds TSB Bank PLC
2/19/02	1.92%	$ 50,000,000	$ 50,000,000
4/2/02	2.30	25,000,000	25,007,992
Merita Bank PLC
2/13/02	1.91	5,000,000	5,000,000
Nationwide Building Society
2/6/02	1.92	5,000,000	5,000,025
Norddeutsche Landesbank Girozentrale
2/1/02	1.86	5,000,000	5,000,808
3/18/02	1.80	40,000,000	40,000,420
UBS AG
5/3/02	3.60	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
2/20/02	3.52	5,000,000	5,000,034
5/29/02	2.18	10,000,000	10,000,000
			700,031,525
New York Branch, Yankee Dollar, Foreign Banks - 22.9%
Bank of Scotland Treasury Services PLC
3/4/02	3.30	30,000,000	30,002,957
Bayerische Hypo-und Vereinsbank AG
2/6/02	1.90	5,000,000	5,000,894
2/11/02	1.85	10,000,000	10,002,119
2/15/02	1.92	35,000,000	35,000,000
BNP Paribas SA
2/20/02	3.50	10,000,000	10,000,000
2/22/02	2.28	10,000,000	10,000,000
3/7/02	1.85	15,000,000	15,000,000
3/22/02	2.26	10,000,000	10,000,000
3/26/02	2.20	25,000,000	25,000,000
4/24/02	2.22	10,000,000	10,000,000
5/6/02	3.63	20,000,000	20,000,000
Commerzbank AG
2/7/02	1.91	10,000,000	10,000,000
Credit Agricole Indosuez
5/8/02	1.95	20,000,000	20,000,000
5/21/02	2.10	10,000,000	10,000,000
Credit Suisse First Boston Bank
1/22/02	1.90	50,000,000	50,000,000
Deutsche Bank AG
1/1/02	2.06 (a)	50,000,000	49,981,301
1/7/02	1.98 (a)	50,000,000	49,972,137
Dexia Bank SA
1/14/02	1.80 (a)	5,000,000	4,997,575
2/8/02	2.08	10,000,000	10,000,000
National Westminster Bank PLC
7/5/02	4.10	30,000,000	29,996,858
Norddeutsche Landesbank Girozentrale
4/30/02	2.10	5,000,000	4,999,996
Royal Bank of Canada
1/7/02	2.01 (a)	25,000,000	24,991,873
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Branch, Yankee Dollar, Foreign Banks - continued
Royal Bank of Canada - continued
1/22/02	1.83% (a)	$ 10,000,000	$ 9,996,142
11/20/02	2.55	28,500,000	28,458,872
Royal Bank of Scotland PLC
2/7/02	1.87	35,000,000	35,000,000
2/19/02	1.93	10,000,000	10,000,000
Societe Generale
1/14/02	1.80 (a)	5,000,000	4,997,718
UBS AG
5/20/02	2.01	16,000,000	16,000,000
6/10/02	1.96	56,000,000	56,000,000
11/27/02	2.56	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
5/28/02	2.12	10,000,000	10,000,000
			640,398,442
TOTAL CERTIFICATES OF DEPOSIT			1,370,429,967
Commercial Paper - 24.9%

American Home Products Corp.
1/29/02	1.98	5,000,000	4,992,300
Amsterdam Funding Corp.
2/5/02	1.89	25,000,000	24,954,306
AT&T Corp.
1/23/02	3.28	10,000,000	9,980,139
CBA Finance, Inc.
2/5/02	2.09	15,000,000	14,969,667
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/02	1.82	5,000,000	4,994,439
Commerzbank U.S. Finance, Inc.
2/6/02	1.93	35,000,000	34,932,625
Delaware Funding Corp.
1/9/02	1.98	10,198,000	10,193,513
Dexia Delaware LLC
3/12/02	1.75	20,000,000	19,932,333
Dominion Resources, Inc.
1/17/02	2.71	5,000,000	4,994,000
Enterprise Funding Corp.
1/9/02	2.00	4,372,000	4,370,057
1/22/02	2.10	25,000,000	24,969,521
Falcon Asset Securitization Corp.
1/16/02	2.00	13,000,000	12,989,167
1/23/02	1.90	26,165,000	26,134,620
Ford Motor Credit Co.
1/30/02	2.63	5,000,000	4,989,447
2/4/02	2.63	5,000,000	4,987,628
3/4/02	2.82	4,000,000	3,980,711
3/11/02	2.74	8,000,000	7,958,293
3/11/02	2.79	5,000,000	4,973,454

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
GE Capital International Funding, Inc.
3/21/02	1.82%	$ 25,000,000	$ 24,900,701
General Electric Capital Corp.
2/13/02	2.30	10,000,000	9,972,767
3/25/02	3.60	5,000,000	4,959,422
4/23/02	2.23	50,000,000	49,657,778
5/6/02	2.07	17,000,000	16,878,993
General Electric Capital Services, Inc.
3/11/02	3.41	12,500,000	12,419,859
3/12/02	3.45	10,000,000	9,934,083
5/21/02	2.10	10,000,000	9,919,111
General Mills, Inc.
1/14/02	2.63	5,000,000	4,995,269
1/30/02	2.51	5,000,000	4,989,931
3/1/02	2.72	5,000,000	4,977,875
3/1/02	2.74	5,000,000	4,977,711
Jupiter Securitization Corp.
1/17/02	2.00	31,190,000	31,162,276
1/29/02	1.90	20,000,000	19,970,444
Montauk Funding Corp.
2/19/02	2.32	10,000,000	9,968,694
New Center Asset Trust
2/1/02	1.92	15,000,000	14,975,329
Newport Funding Corp.
3/11/02	1.91	10,000,000	9,963,583
Phillips Petroleum Co.
1/29/02	2.53	5,000,000	4,990,200
Quincy Capital Corp.
1/7/02	1.97	12,293,000	12,288,964
Santander Finance, Inc.
2/13/02	3.53	15,000,000	14,937,919
2/15/02	1.93	15,000,000	14,964,000
3/5/02	1.87	25,000,000	24,918,625
Sears Roebuck Acceptance Corp.
2/4/02	3.07	5,000,000	4,985,597
2/7/02	3.28	9,000,000	8,969,938
Sheffield Receivables Corp.
1/7/02	1.95	25,666,000	25,657,659
1/23/02	2.11	30,110,000	30,071,359
Tyco International Group SA
1/17/02	2.21	10,000,000	9,990,222
1/31/02	2.00	5,000,000	4,991,667
UBS Finance, Inc.
2/13/02	1.76	15,000,000	14,968,646
Windmill Funding Corp.
1/31/02	1.88	25,000,000	24,960,833
2/12/02	1.86	5,000,000	4,989,208
2/26/02	1.86	25,000,000	24,928,056
TOTAL COMMERCIAL PAPER			696,532,939
Federal Agencies - 10.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 9.3%
Agency Coupons - 1.8%
1/2/02	1.56% (a)	$ 50,000,000	$ 49,975,914
Discount Notes - 7.5%
2/22/02	4.05	25,000,000	24,858,444
4/19/02	3.98	25,000,000	24,712,750
5/3/02	4.03	40,000,000	39,474,044
5/16/02	1.91	46,000,000	45,673,975
7/15/02	1.89	50,000,000	49,493,542
7/26/02	3.61	25,000,000	24,500,736
			208,713,491
			258,689,405
Federal Home Loan Bank - 0.7%
Discount Notes - 0.7%
6/19/02	1.85	20,085,000	19,912,453
TOTAL FEDERAL AGENCIES			278,601,858
Bank Notes - 1.4%

American Express Centurion Bank
1/15/02	1.87 (a)	5,000,000	5,000,000
Bank One NA, Chicago
1/17/02	2.00 (a)	25,000,000	25,034,904
U.S. Bank NA, Minnesota
5/23/02	2.22	10,000,000	10,000,000
TOTAL BANK NOTES			40,034,904
Master Notes - 1.4%

General Motors Acceptance Corp. Mortgage Credit
1/22/02	3.17	20,000,000	19,963,170
Goldman Sachs Group, Inc.
4/1/02	1.91 (b)	20,000,000	20,000,000
TOTAL MASTER NOTES			39,963,170
Medium-Term Notes - 5.0%

Alliance & Leicester Group Treasury PLC
1/24/02	2.42 (a)	5,000,000	5,000,567
Asset Securitization Cooperative Corp.
1/28/02	1.90 (a)	10,000,000	10,000,000
AT&T Corp.
2/6/02	3.33 (a)	25,000,000	25,000,000
BMW U.S. Capital Corp.
1/23/02	1.93 (a)	5,000,000	5,000,000
6/7/02	4.25	5,000,000	4,997,084
Citigroup, Inc.
1/14/02	1.91 (a)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
1/1/02	2.25 (a)(b)	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
1/22/02	1.87% (a)	$ 25,000,000	$ 25,000,000
Harwood Street Funding I LLC
1/21/02	2.06 (a)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
1/21/02	1.96 (a)	5,000,000	5,000,000
Northern Rock PLC
1/14/02	1.94 (a)	10,000,000	10,000,025
Variable Funding Capital Corp.
1/9/02	2.00 (a)	15,000,000	14,999,596
1/22/02	1.88 (a)	5,000,000	4,999,652
TOTAL MEDIUM-TERM NOTES			139,996,924
Short-Term Notes - 2.4%

Jackson National Life Insurance Co.
1/2/02	2.76 (a)(b)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/02	2.28 (a)(b)	5,000,000	5,000,000
1/1/02	2.31 (a)(b)	5,000,000	5,000,000
New York Life Insurance Co.
2/28/02	2.18 (a)(b)	5,000,000	5,000,000
4/1/02	2.03 (a)(b)	15,000,000	15,000,000
Pacific Life Insurance Co.
3/7/02	2.08 (a)(b)	5,000,000	5,000,000
SMM Trust 2001 M
3/13/02	1.90 (a)(b)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/02	2.40 (a)(b)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			67,000,000
Repurchase Agreements - 4.0%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 12/31/01 due 1/2/02 At 1.82%	$ 365,037	365,000
With J.P. Morgan Securities At 1.94%, dated 12/31/01 due 1/2/02 (Corporate Obligations) (principal amount $112,583,000) 0% - 8.20%, 2/15/02 - 7/2/19	112,012,071	112,000,000
TOTAL REPURCHASE AGREEMENTS		112,365,000
TOTAL INVESTMENT PORTFOLIO - 98.0%	2,744,924,762
NET OTHER ASSETS - 2.0%	54,863,825
NET ASSETS - 100%	$ 2,799,788,587
Total Cost for Income Tax Purposes $ 2,744,924,762
Legend

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 2.25%, 1/1/02	3/30/01	$ 15,000,000
Goldman Sachs Group, Inc. 1.91%, 4/1/02	12/11/01	$ 20,000,000
Jackson National Life Insurance Co. 2.76%, 1/2/02	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 2.28%, 1/1/02	9/17/98	$ 5,000,000
2.31%, 1/1/02	3/12/99	$ 5,000,000
New York Life Insurance Co.: 2.03%, 4/1/02	12/20/01	$ 15,000,000
2.18%, 2/28/02	8/27/01	$ 5,000,000
Pacific Life Insurance Co. 2.08%, 3/7/02	9/6/01	$ 5,000,000
SMM Trust 2001 M 1.9%, 3/13/02	12/11/01	$ 15,000,000
Transamerica Occidental Life Insurance Co. 2.4%, 2/1/02	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $102,000,000 or 3.6% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $52,558,500. The weighted average interest rate was 3.88%. Interest earned from the interfund lending program amounted to $34,022 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $112,365,000) - See accompanying schedule		$ 2,744,924,762
Cash		552
Receivable for fund shares sold		59,680,734
Interest receivable		6,619,820
Total assets		2,811,225,868
Liabilities
Payable for fund shares redeemed	$ 10,826,983
Accrued management fee	459,090
Distribution fees payable	7,415
Other payables and accrued expenses	143,793
Total liabilities		11,437,281
Net Assets		$ 2,799,788,587
Net Assets consist of:
Paid in capital		$ 2,799,787,736
Accumulated net realized gain (loss) on investments		851
Net Assets		$ 2,799,788,587
Initial Class: Net Asset Value, offering price and redemption price per share ($2,753,378,620 ÷ 2,753,362,976 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($6,142,790 ÷ 6,142,755 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($40,267,177 ÷ 40,266,949 shares)		$1.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 112,413,922
Expenses
Management fee	$ 4,759,319
Transfer agent fees	1,748,361
Distribution fees	32,220
Accounting fees and expenses	239,506
Non-interested trustees' compensation	9,025
Custodian fees and expenses	61,970
Registration fees	687
Audit	29,229
Legal	12,788
Miscellaneous	405,785
Total expenses		7,298,890
Net investment income		105,115,032
Net Realized Gain (Loss) on Investments		71,154
Net increase in net assets resulting from operations		$ 105,186,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 105,115,032	$ 129,065,682
Net realized gain (loss)	71,154	31,844
Net increase (decrease) in net assets resulting from operations	105,186,186	129,097,526
Distributions to shareholders from net investment income	(105,115,032)	(129,065,682)
Share transactions - net increase (decrease)	566,164,645	294,030,275
Total increase (decrease) in net assets	566,235,799	294,062,119
Net Assets
Beginning of period	2,233,552,788	1,939,490,669
End of period	$ 2,799,788,587	$ 2,233,552,788
Other Information:
	Year ended December 31, 2001	Year ended December 31, 2000
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 6,279,947,605	$ 5,928,688,982
Reinvestment of distributions from net investment income	104,611,787	128,280,587
Cost of shares redeemed	(5,864,593,497)	(5,763,150,248)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 519,965,895	$ 293,819,321
Service Class A Proceeds from sales of shares	$ 7,671,735	$ 100,000
Reinvestment of distributions from net investment income	50,876	3,061
Cost of shares redeemed	(1,682,917)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 6,039,694	$ 103,061
Service Class 2 B Proceeds from sales of shares	$ 244,909,763	$ 102,001
Reinvestment of distributions from net investment income	452,369	5,900
Cost of shares redeemed	(205,203,076)	(8)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 40,159,056	$ 107,893
Distributions From net investment income Initial Class	$ 104,611,787	$ 129,056,642
Service Class A	50,876	3,095
Service Class 2 B	452,369	5,945
Total	$ 105,115,032	$ 129,065,682

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.041	.062	.050	.053	.053
Less Distributions
From net investment income	(.041)	(.062)	(.050)	(.053)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return C	4.18%	6.30%	5.17%	5.46%	5.51%
Ratios to Average Net Assets F
Expenses before expense reductions	.28%	.33%	.27%	.30%	.31%
Expenses net of voluntary waivers, if any	.28%	.33%	.27%	.30%	.31%
Expenses net of all reductions	.28%	.33%	.27%	.30%	.31%
Net investment income	3.99%	6.18%	5.06%	5.33%	5.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794

Financial Highlights - Service Class

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.040	.031
Less Distributions
From net investment income	(.040)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.45% A
Expenses net of all reductions	.39%	.45% A
Net investment income	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.039	.058
Less Distributions
From net investment income	(.039)	(.058)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.55%	.96% A
Expenses net of voluntary waivers, if any	.55%	.60% A
Expenses net of all reductions	.55%	.60% A
Net investment income	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Balanced Portfolio. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Growth & Income, Growth Opportunities, and Mid Cap Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income:

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Capital loss carryforwards
Asset Manager: Growth	$ 10,153,088	$ (54,724,175)
Balanced	$ 8,741,255	$ (12,626,374)
Growth & Income	$ 14,782,356	$ (49,149,293)
Growth Opportunities	$ 8,064,821	$ (180,430,678)
Investment Grade Bond	$ 58,372,899	$ (3,066,791)
Mid Cap	$ 9,876,712	$ (58,213,586)

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager: Growth
Initial Class	$ 12,927,664	$ 15,579,493
Service Class	322,572	409,753
Service Class 2	93,628	115,803
	$ 13,343,864	$ 16,105,049
Balanced
Initial Class	$ 9,051,388	$ -
Service Class	946,241	-
Service Class 2	205,228	-
	$ 10,202,857	$ -
Growth & Income
Initial Class	$ 12,653,429	$ 40,624,166
Service Class	2,643,908	8,959,911
Service Class 2	203,456	653,201
	$ 15,500,793	$ 50,237,278
Growth Opportunities
Initial Class	$ 3,172,127	$ -
Service Class	785,129	-
Service Class 2	99,535	-
	$ 4,056,791	$ -
Investment Grade Bond
Initial Class	$ 41,988,258	$ -
Service Class	5,847	-
Service Class 2	44,979	-
	$ 42,039,084	$ -

There were no significant book-to-tax differences for Money Market Portfolio.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager: Growth	$ 278,873
Balanced	$ (26,257)
Investment Grade Bond	$ (627,119)

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation depreciation	Net realized gain (loss)
Investment Grade Bond	$ (826,921)	$ 442,524	$ 384,397

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable funds' Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.
3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio, a new management contract took effect on May 1, 2001. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

Under the previous contract for the Money Market Portfolio the management fee was calculated on the basis of a group fee rate, an individual fund fee rate of .03% of the fund's average net assets, and an income-based component.

During the period the income-based portion of the management fee was $744,542 or an annual rate of .03% of the fund's average net assets. FMR has voluntarily agreed to limit the fund's total management fee to the lesser of the amount that would be paid under the previous contract or the new contract through October 31, 2001.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.18%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 10,628	$ 11,435	$ 22,063
Balanced	$ 26,077	$ 26,717	$ 52,794
Growth & Income	$ 242,792	$ 74,549	$ 317,341
Growth Opportunities	$ 297,480	$ 90,550	$ 388,030
Investment Grade Bond	$ 112	$ 17,488	$ 17,600
Mid Cap	$ 308,088	$ 317,111	$ 625,199
Money Market	$ 1,310	$ 30,910	$ 32,220

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth
Initial Class	$ 281,447
Service Class	7,617
Service Class 2	3,994
$ 293,058
Balanced
Initial Class	$ 171,315
Service Class	17,754
Service Class 2	8,227
$ 197,296
Growth & Income
Initial Class	$ 608,732
Service Class	164,118
Service Class 2	22,106
$ 794,956
Growth Opportunities
Initial Class	$ 495,277
Service Class	198,275
Service Class 2	28,225
$ 721,777
Investment Grade Bond
Initial Class	$ 754,988
Service Class	73
Service Class 2	6,427
$ 761,488
Mid Cap
Initial Class	$ 372,955
Service Class	208,980
Service Class 2	89,787
$ 671,722
Money Market
Initial Class	$ 1,736,840
Service Class	1,049
Service Class 2	10,472
$ 1,748,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 732,192
Balanced	$ 931,948
Growth & Income	$ 8,077,685
Growth Opportunities	$ 3,901,047
Investment Grade Bond	$ 689,242
Mid Cap	$ 5,905,824

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 39,914	$ 4,180
Balanced	$ 35,178	$ 4,748
Growth & Income	$ 224,443	$ 562
Growth Opportunities	$ 223,343	$ -
Investment Grade Bond	$ -	$ 7,158
Mid Cap	$ 656,404	$ 5,570

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest

	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager: Growth	64%	-	-
Balanced	46%	1	41%
Growth & Income	32%	3	46%
Growth Opportunities	14%	1	58%
Investment Grade Bond	53%	-	-
Mid Cap	45%	1	22%
Money Market	60%	-	-

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manger: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manger: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994).Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2001

Vice President of VIP Money Market (2000) and VIP Investment Grade Bond (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of VIP Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), and VIP Growth & Income (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

David L. Murphy (53)

Year of Election or Appointment: 2000

Vice President of VIP Investment Grade Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997 or 1998

Vice President of VIP Growth Opportunities (1997) and VIP Mid Cap (1998). Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Bettina Doulton (37)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (55)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (40)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002), VIP Growth & Income (2000), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (52)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager: Growth	5.11%
Balanced	15.23%
Growth & Income	10.36%
Growth Opportunities	11.31%
Investment Grade Bond	14.43%
Mid Cap	10.79%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	25%
Balanced	16%
Growth & Income	78%
Growth Opportunities	100%

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPSCGRP2-ANN-0202 154156
1.768595.100

Fidelity® Variable Insurance Products
Service Class 2

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Balanced Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Growth & Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Opportunities Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
Investment Grade Bond Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Mid Cap Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Money Market Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Annual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Service Class 2	-7.66%	6.34%	10.48%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,042 - a 100.42% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 over the same period - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager: Growth Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund underperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, and the Fidelity Asset Manager: Growth Composite Index, which returned -5.94%.

Q. What influence did asset allocation have on fund results?

R.H. A bias toward equities hurt relative to the index and peer average, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 76% - compared to 70% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® for most of the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. Steve's quantitative models focused on companies expected to achieve superior earnings growth, which hurt in the third quarter when economic improvement failed to materialize and earnings eroded. His slight overweighting in the technology sector hurt. Small positions in weak-performing telecommunications equipment and Internet software companies, including Powerwave Technologies and BEA Systems, respectively - which he sold during the period - did most of the damage. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, as such stocks as NVIDIA, Computer Associates and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income
investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as they outperformed Treasuries. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: maximize total return over the long term
by allocating assets among stocks, bonds and
short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2001, more than $414 million

Managers: Richard Habermann and
Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 74.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Hotels, Restaurants & Leisure - 2.0%
Hilton Hotels Corp.	340,100	$ 3,713,892
Mandalay Resort Group (a)	17,100	365,940
Starwood Hotels & Resorts Worldwide, Inc. unit	139,500	4,164,075
		8,243,907
Household Durables - 1.9%
Black & Decker Corp.	16,200	611,226
Centex Corp.	38,500	2,197,965
Fleetwood Enterprises, Inc.	43,600	493,988
Furniture Brands International, Inc. (a)	30,200	967,004
KB Home	4,600	184,460
Mohawk Industries, Inc. (a)	39,300	2,156,784
Pulte Homes, Inc.	15,000	670,050
Whirlpool Corp.	10,900	799,297
		8,080,774
Media - 4.3%
AOL Time Warner, Inc. (a)	119,300	3,829,530
Clear Channel Communications, Inc. (a)	72,100	3,670,611
Comcast Corp. Class A (special) (a)	17,700	637,200
Gemstar-TV Guide International, Inc. (a)	45,100	1,249,270
Liberty Media Corp. Class A (a)	90,800	1,271,200
NTL, Inc. warrants 10/14/08 (a)	427	4
Omnicom Group, Inc.	55,100	4,923,185
Tribune Co.	15,500	580,165
Viacom, Inc. Class B (non-vtg.) (a)	41,700	1,841,055
		18,002,220
Multiline Retail - 2.2%
Costco Wholesale Corp. (a)	20,500	909,790
Kmart Corp. (a)	150,600	822,276
Kohls Corp. (a)	13,000	915,720
Target Corp.	43,000	1,765,150
Wal-Mart Stores, Inc.	78,900	4,540,695
		8,953,631
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A (a)	15,900	421,827
American Eagle Outfitters, Inc. (a)	50,800	1,329,436
AutoNation, Inc. (a)	609,600	7,516,368
Bed Bath & Beyond, Inc. (a)	17,700	600,030
Best Buy Co., Inc. (a)	25,700	1,914,136
Lowe's Companies, Inc.	36,100	1,675,401
Pacific Sunwear of California, Inc. (a)	37,300	761,666
Sonic Automotive, Inc. Class A (a)	155,000	3,633,200
		17,852,064
TOTAL CONSUMER DISCRETIONARY		61,132,596

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.5%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	28,600	$ 672,100
PepsiCo, Inc.	60,700	2,955,483
The Coca-Cola Co.	155,100	7,312,965
		10,940,548
Food & Drug Retailing - 0.4%
Rite Aid Corp. (a)	161,300	816,178
Sysco Corp.	30,400	797,088
Whole Foods Market, Inc. (a)	3,300	143,748
		1,757,014
Personal Products - 2.6%
Avon Products, Inc.	185,100	8,607,150
Gillette Co.	69,600	2,324,640
		10,931,790
Tobacco - 0.8%
Philip Morris Companies, Inc.	68,500	3,140,725
TOTAL CONSUMER STAPLES		26,770,077
ENERGY - 3.4%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	13,900	506,933
BJ Services Co. (a)	20,800	674,960
ENSCO International, Inc.	45,200	1,123,220
Halliburton Co.	21,100	276,410
National-Oilwell, Inc. (a)	47,000	968,670
Noble Drilling Corp. (a)	44,200	1,504,568
Weatherford International, Inc. (a)	44,300	1,650,618
		6,705,379
Oil & Gas - 1.8%
ChevronTexaco Corp.	53,100	4,758,291
Conoco, Inc.	70,800	2,003,640
Valero Energy Corp.	15,900	606,108
		7,368,039
TOTAL ENERGY		14,073,418
FINANCIALS - 5.1%
Banks - 1.3%
Bank of America Corp.	22,300	1,403,785
Bank One Corp.	35,800	1,397,990
FleetBoston Financial Corp.	52,700	1,923,550
Pacific Century Financial Corp.	25,200	652,428
		5,377,753
Diversified Financials - 3.2%
Fannie Mae	60,100	4,777,950
Freddie Mac	127,600	8,345,040
		13,122,990
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.6%
AFLAC, Inc.	27,400	$ 672,944
MetLife, Inc.	60,900	1,929,312
		2,602,256
TOTAL FINANCIALS		21,102,999
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 2.1%
Cygnus, Inc. (a)	5,700	29,925
Guidant Corp. (a)	171,000	8,515,800
		8,545,725
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	21,900	1,391,745
Cardinal Health, Inc.	290,250	18,767,564
HealthSouth Corp. (a)	39,500	585,390
McKesson Corp.	28,200	1,054,680
Patterson Dental Co. (a)	2,100	85,953
Priority Healthcare Corp. Class B (a)	20,400	717,876
		22,603,208
Pharmaceuticals - 9.5%
American Home Products Corp.	129,300	7,933,848
Barr Laboratories, Inc. (a)	24,800	1,968,128
Bristol-Myers Squibb Co.	110,100	5,615,100
Forest Laboratories, Inc. (a)	32,900	2,696,155
Mylan Laboratories, Inc.	49,400	1,852,500
Perrigo Co. (a)	44,500	525,990
Pfizer, Inc.	349,100	13,911,635
Pharmacia Corp.	109,700	4,678,705
SICOR, Inc. (a)	21,400	335,552
		39,517,613
TOTAL HEALTH CARE		70,666,546
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	170,400	7,952,568
Northrop Grumman Corp.	16,600	1,673,446
		9,626,014
Airlines - 0.2%
Northwest Airlines Corp. (a)	43,000	675,100
Building Products - 0.7%
American Standard Companies, Inc. (a)	23,400	1,596,582
Dal-Tile International, Inc. (a)	30,700	713,775
Masco Corp.	29,200	715,400
		3,025,757
Commercial Services & Supplies - 2.6%
Aramark Corp. Class B	32,700	879,630
Cendant Corp. (a)	70,300	1,378,583
Concord EFS, Inc. (a)	29,700	973,566

	Shares	Value (Note 1)
First Data Corp.	15,900	$ 1,247,355
Manpower, Inc.	101,200	3,411,452
Viad Corp.	112,500	2,664,000
		10,554,586
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,100	9,488,790
Machinery - 1.2%
Albany International Corp. Class A	26,300	570,710
Danaher Corp.	10,600	639,286
Illinois Tool Works, Inc.	18,600	1,259,592
Ingersoll-Rand Co.	40,900	1,710,029
Quixote Corp.	14,900	283,100
SPX Corp. (a)	4,700	643,430
		5,106,147
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	17,600	508,904
TOTAL INDUSTRIALS		38,985,298
INFORMATION TECHNOLOGY - 13.9%
Electronic Equipment & Instruments - 0.3%
Arrow Electronics, Inc. (a)	7,100	212,290
Mettler-Toledo International, Inc. (a)	16,600	860,710
		1,073,000
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	11,800	577,964
Semiconductor Equipment & Products - 4.6%
Analog Devices, Inc. (a)	16,800	745,752
Atmel Corp. (a)	93,300	687,621
DuPont Photomasks, Inc. (a)	9,100	395,395
Fairchild Semiconductor International, Inc. Class A (a)	29,000	817,800
Integrated Silicon Solution (a)	25,600	313,344
Intel Corp.	196,400	6,176,780
International Rectifier Corp. (a)	13,000	453,440
LAM Research Corp. (a)	65,900	1,530,198
Lattice Semiconductor Corp. (a)	27,800	571,846
LSI Logic Corp. (a)	42,700	673,806
Micron Technology, Inc. (a)	43,000	1,333,000
NVIDIA Corp. (a)	68,400	4,575,960
Semtech Corp. (a)	25,700	917,233
		19,192,175
Software - 8.9%
Computer Associates International, Inc.	423,600	14,609,964
Compuware Corp. (a)	158,800	1,872,252
Microsoft Corp. (a)	283,400	18,775,246
Take-Two Interactive Software, Inc. (a)	85,100	1,376,067
		36,633,529
TOTAL INFORMATION TECHNOLOGY		57,476,668
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 0.6%
IMC Global, Inc.	59,000	$ 767,000
Lyondell Chemical Co.	34,900	500,117
Millennium Chemicals, Inc.	13,000	163,800
PolyOne Corp.	50,900	498,820
Solutia, Inc.	52,400	734,648
		2,664,385
Construction Materials - 0.1%
Lafarge North America, Inc.	14,261	535,786
Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	90,500	1,211,795
Phelps Dodge Corp.	138,200	4,477,680
Ryerson Tull, Inc.	107,000	1,177,000
		6,866,475
Paper & Forest Products - 0.7%
Boise Cascade Corp.	27,300	928,473
Bowater, Inc.	4,100	195,570
Georgia-Pacific Group	69,200	1,910,612
		3,034,655
TOTAL MATERIALS		13,101,301
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T Corp.	178,200	3,232,548
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	0
Ono Finance PLC rights 5/31/09 (a)(f)	310	620
		3,233,168
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(f)	545	21,800
TOTAL TELECOMMUNICATION SERVICES		3,254,968
UTILITIES - 0.3%
Electric Utilities - 0.1%
FirstEnergy Corp.	16,000	559,680
Water Utilities - 0.2%
American Water Works, Inc.	15,100	630,425
TOTAL UTILITIES		1,190,105
TOTAL COMMON STOCKS (Cost $283,122,806)		307,753,976
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	12,388	$ 1,322,419
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	77	55,440
		1,377,859
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	152,280
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	405	411,822
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	472	339,840
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	827,450
Wireless Telecommunication Services - 0.5%
Dobson Communications Corp.:
$122.50 pay-in-kind	157	155,430
$130.00 pay-in-kind	156	154,440
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,358	1,611,840
		1,921,710
TOTAL TELECOMMUNICATION SERVICES		2,749,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,069,247)		5,030,961
Corporate Bonds - 17.8%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 740,000	659,525
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	200,000	224,500
TOTAL CONSUMER DISCRETIONARY			884,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	$ 20,000	$ 21,788
Tenet Healthcare Corp. 6% 12/1/05	Ba1	1,040,000	1,027,655
Total Renal Care Holdings:
7% 5/15/09 (f)	B3	500,000	509,375
7% 5/15/09	B2	580,000	590,875
			2,149,693
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	790,000	335,592
Sanmina-SCI Corp. 0% 9/12/20	Ba3	1,390,000	515,968
			851,560
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	165,000	92,598
TOTAL INFORMATION TECHNOLOGY			944,158
TOTAL CONVERTIBLE BONDS			3,977,876
Nonconvertible Bonds - 16.9%
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	100,000	87,000
Lear Corp. 7.96% 5/15/05	Ba1	380,000	385,700
TRW, Inc. 8.75% 5/15/06	Baa2	50,000	53,597
			526,297
Hotels, Restaurants & Leisure - 1.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	100,000	105,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	448,000	448,000
Domino's, Inc. 10.375% 1/15/09	B3	300,000	318,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	620,000	644,800
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	290,000	297,250
HMH Properties, Inc. 7.875% 8/1/08	Ba3	285,000	262,200
Horseshoe Gaming LLC 8.625% 5/15/09	B2	950,000	992,750
International Game Technology 8.375% 5/15/09	Ba1	220,000	231,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ITT Corp. 7.375% 11/15/15	Ba1	$ 245,000	$ 209,475
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	190,000	182,400
Mandalay Resort Group 9.5% 8/1/08	Ba2	95,000	99,513
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	115,000	117,300
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,285,000	1,092,250
9.25% 4/1/06	B3	150,000	151,875
9.75% 6/15/07	B3	135,000	136,350
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	20,000	16,200
Station Casinos, Inc. 8.375% 2/15/08	Ba3	970,000	989,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	100,000	95,000
yankee:
8.625% 12/15/07	Ba3	295,000	277,300
9% 3/15/07	Ba3	120,000	115,200
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	180,000	185,400
8.875% 4/15/11	Ba1	290,000	303,775
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	80,000	81,200
			7,351,638
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	400,000	412,500
8.875% 4/1/08	Ba2	55,000	56,856
D.R. Horton, Inc. 8% 2/1/09	Ba1	300,000	294,000
KB Home 8.625% 12/15/08	Ba3	360,000	360,000
Lennar Corp. 7.625% 3/1/09	Ba1	150,000	150,000
Pulte Homes, Inc. 7.875% 8/1/11 (f)	Baa3	310,000	306,125
Ryland Group, Inc. 9.125% 6/15/11	Ba3	220,000	226,600
Sealy Mattress Co.:
9.875% 12/15/07	B2	460,000	456,550
9.875% 12/15/07 (f)	B2	180,000	178,650
			2,441,281
Media - 3.6%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	70,000	70,700
10.25% 6/15/11	B2	580,000	574,200
10.875% 10/1/10	B2	625,000	635,938
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	$ 265,000	$ 255,725
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	275,311
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	110,000	113,609
CanWest Media, Inc. 10.625% 5/15/11	B2	260,000	275,600
Callahan Nordrhein- Westfalen 0% 7/15/10 (e)	B3	170,000	39,100
Century Communications Corp. 0% 1/15/08	B2	30,000	15,000
Chancellor Media Corp. 8% 11/1/08	Ba1	40,000	42,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	77,550
0% 4/1/11 (e)	B2	840,000	604,800
0% 5/15/11 (e)	B2	470,000	286,700
10% 4/1/09	B2	845,000	866,125
10% 5/15/11	B2	340,000	346,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	260,000	247,000
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	520,000	512,200
9.875% 4/1/23	B1	70,000	72,625
10.5% 5/15/16	Ba2	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	555,000	127,650
11.75% 12/15/05	Caa3	345,000	79,350
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	380,000	380,950
9.375% 2/1/09	B1	875,000	901,250
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	990,000	985,050
9.25% 11/1/07	Baa1	195,000	212,550
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	60,000	60,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	375,000	391,875
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	100,000	104,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	$ 340,000	$ 346,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	113,732
Lamar Media Corp.:
8.625% 9/15/07	B1	30,000	31,350
9.25% 8/15/07	B1	435,000	450,225
9.625% 12/1/06	Ba3	135,000	141,413
News America Holdings, Inc. 7.7% 10/30/25	Baa3	110,000	107,349
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	350,000	360,500
Quebecor Media, Inc. 11.125% 7/15/11	B2	10,000	10,600
Radio One, Inc. 8.875% 7/1/11	B3	1,185,000	1,232,400
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	1,675,000	1,574,500
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	125,000	139,723
Yell Finance BV:
0% 8/1/11 (e)	B2	1,050,000	619,500
10.75% 8/1/11	B2	600,000	642,000
			14,868,925
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	100,000	102,344
JCPenney Co., Inc.:
6% 5/1/06	Ba2	75,000	66,750
6.125% 11/15/03	Ba2	25,000	24,250
6.9% 8/15/26	Ba2	252,000	246,960
7.375% 6/15/04	Ba2	115,000	111,550
7.375% 8/15/08	Ba2	25,000	24,125
7.4% 4/1/37	Ba2	295,000	287,625
7.6% 4/1/07	Ba2	25,000	24,500
7.95% 4/1/17	Ba2	40,000	35,400
Kmart Corp. 9.375% 2/1/06	Ba2	90,000	74,025
			997,529
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	95,000	96,967
The William Carter Co. 10.875% 8/15/11 (f)	B3	350,000	369,250
			466,217
TOTAL CONSUMER DISCRETIONARY			26,651,887
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (f)	B2	$ 190,000	$ 186,200
Cott Corp. yankee 8.5% 5/1/07	-	80,000	82,000
			268,200
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	140,000	133,700
9.125% 12/15/11	B2	200,000	201,000
Kroger Co. 6.8% 4/1/11	Baa3	130,000	132,516
Rite Aid Corp.:
6% 10/1/03 (f)(g)	Caa2	60,000	56,550
6.125% 12/15/08 (f)	Caa2	235,000	168,025
6.875% 8/15/13	Caa2	165,000	120,450
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	330,000	287,100
11.25% 7/1/08	Caa2	550,000	522,500
			1,714,241
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	122,039
Dean Foods Co.:
6.625% 5/15/09	Baa2	50,000	45,000
8.15% 8/1/07	Baa2	80,000	78,400
Del Monte Corp. 9.25% 5/15/11	B3	290,000	301,600
Kellogg Co. 6.6% 4/1/11	Baa2	50,000	51,311
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	70,000	71,050
			669,400
Personal Products - 0.2%
Playtex Products, Inc. 9.375% 6/1/11	B2	185,000	195,175
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	240,000	159,600
9% 11/1/06	Caa3	260,000	174,200
12% 12/1/05 (f)	Caa1	270,000	267,300
			796,275

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 73,628
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	103,014
			176,642
TOTAL CONSUMER STAPLES			3,624,758
ENERGY - 0.8%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	60,000	49,500
Oil & Gas - 0.8%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	40,000	39,284
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	610,000	588,650
8.375% 11/1/08 (f)	B1	230,000	226,550
8.5% 3/15/12	B1	425,000	417,563
Forest Oil Corp. 8% 12/15/11 (f)	Ba3	220,000	220,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	60,000	55,200
10% 11/1/08 (f)	Ba3	290,000	304,500
Petro-Canada yankee 7% 11/15/28	A3	50,000	47,425
Phillips Petroleum Co. 8.75% 5/25/10	A3	60,000	69,840
Plains Resources, Inc.:
10.25% 3/15/06 Series B	B2	732,000	746,640
10.25% 3/15/06 Series D	B2	70,000	71,400
The Coastal Corp. 9.625% 5/15/12	Baa2	55,000	63,403
Westport Resources Corp. 8.25% 11/1/11 (f)	Ba3	310,000	314,650
			3,165,105
TOTAL ENERGY			3,214,605
FINANCIALS - 1.7%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	21,880
BankBoston Corp. 6.625% 2/1/04	A2	60,000	63,066
Den Danske Bank AS 6.375% 6/15/08 (f)(g)	Aa3	170,000	173,451
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	98,743
Long Island Savings Bank FSB 7% 6/13/02	Baa2	140,000	142,587
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	Aa3	$ 50,000	$ 50,628
7.816% 11/29/49	A1	100,000	106,350
			656,705
Diversified Financials - 1.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	124,833
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	280,000	271,600
American Gen. Finance Corp. 5.875% 7/14/06	A1	100,000	103,370
Amvescap PLC 5.9% 1/15/07 (f)	A2	25,000	24,959
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	70,000	73,212
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	20,000	20,750
8.875% 2/15/08 (f)	Ba3	180,000	186,750
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	89,519
Citigroup, Inc. 7.25% 10/1/10	Aa2	100,000	107,263
ComEd Financing II 8.5% 1/15/27	Baa3	450,000	436,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	80,000	79,799
Details Capital Corp. 0% 11/15/07 (e)	B3	85,000	80,750
Devon Financing Corp. ULC 6.875% 9/30/11 (f)	Baa2	50,000	48,731
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	140,000	151,200
Ford Motor Credit Co.:
6.5% 1/25/07	A2	50,000	48,865
7.375% 10/28/09	A2	50,000	49,364
7.5% 3/15/05	A2	140,000	143,224
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	40,000	40,513
6.875% 9/15/11	A2	190,000	185,830
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	530,000	445,200
Household Finance Corp.:
6.5% 1/24/06	A2	40,000	41,124
8% 5/9/05	A2	35,000	37,657

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	$ 100,000	$ 109,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	65,000	66,629
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (f)	B1	180,000	180,900
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	80,000	82,936
NiSource Finance Corp. 7.875% 11/15/10	Baa2	125,000	129,276
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	860,000	756,800
PTC International Finance II SA yankee 11.25% 12/1/09	B2	85,000	85,850
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	55,000	56,200
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	40,000	40,663
Sprint Capital Corp. 6.875% 11/15/28	Baa1	65,000	59,455
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	120,000	117,670
			4,476,592
Insurance - 0.0%
MetLife, Inc. 6.125% 12/1/11	A1	35,000	34,665
The Chubb Corp. 6.8% 11/15/31	Aa3	100,000	97,850
			132,515
Real Estate - 0.5%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	102,664
EOP Operating LP:
6.375% 2/15/03	Baa1	100,000	103,069
7.75% 11/15/07	Baa1	100,000	107,718
ERP Operating LP 7.1% 6/23/04	A3	100,000	104,917
LNR Property Corp. 10.5% 1/15/09	Ba3	375,000	382,500
Meditrust Corp. 7.82% 9/10/26	Ba3	360,000	354,600
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	420,000	424,200
WCI Communities, Inc. 10.625% 2/15/11	B1	345,000	355,350
			2,036,383
TOTAL FINANCIALS			7,302,195
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	$ 200,000	$ 118,000
9.75% 12/1/06	Caa1	300,000	282,750
11.625% 12/1/06 (f)	B2	140,000	151,200
Boston Scientific Corp. 6.625% 3/15/05	Baa2	110,000	111,650
			663,600
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	-	60,000	60,450
12.25% 1/2/09	-	50,000	54,000
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	70,000	72,450
DaVita, Inc. 9.25% 4/15/11	B2	240,000	254,400
Fountain View, Inc. 11.25% 4/15/08 (d)	-	460,000	234,600
HealthSouth Corp.:
8.375% 10/1/11 (f)	Ba1	260,000	265,525
8.5% 2/1/08	Ba1	110,000	113,300
10.75% 10/1/08	Ba2	120,000	130,950
Service Corp. International (SCI):
6.3% 3/15/03	B1	140,000	134,400
7.2% 6/1/06	B1	120,000	110,400
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	320,000	350,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	385,000	400,400
Unilab Corp. 12.75% 10/1/09	B3	97,000	112,520
			2,293,795
TOTAL HEALTH CARE			2,957,395
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	595,000	615,825
Airlines - 0.0%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	30,000	25,886
7.73% 9/15/12	Ba2	10,161	7,535
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	30,000	29,447
7.92% 5/18/12	A3	80,000	75,198
			138,066

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Services & Supplies - 0.6%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 745,000	$ 722,650
7.875% 1/1/09	Ba3	40,000	38,600
8.5% 12/1/08 (f)	Ba3	280,000	280,000
8.875% 4/1/08	Ba3	40,000	40,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	197,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	198,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	345,000	353,625
8.625% 4/1/13	B2	215,000	223,063
8.75% 9/30/09	B2	60,000	61,800
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	85,000	87,125
Pierce Leahy Corp. 9.125% 7/15/07	B2	115,000	119,888
World Color Press, Inc. 7.75% 2/15/09	Baa2	90,000	90,000
			2,412,951
Machinery - 0.0%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	120,000	120,872
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	80,000	82,000
8.875% 7/15/11	Ba2	695,000	712,375
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	70,000	57,750
10.25% 11/15/06	Ba3	90,000	67,950
			920,075
Road & Rail - 0.3%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	150,000	149,543
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	60,096
6.46% 6/22/05	Baa2	100,000	103,639
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	20,000	21,800
TFM SA de CV yankee 0% 6/15/09 (e)	B1	885,000	792,075
			1,127,153
TOTAL INDUSTRIALS			5,334,942
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 170,000	$ 155,975
10.75% 8/1/11	B3	100,000	98,000
Motorola, Inc. 8% 11/1/11 (f)	A3	50,000	50,544
SBA Communications Corp. 10.25% 2/1/09	B3	290,000	249,400
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	1,320,000	290,400
12.5% 11/15/10	B3	130,000	66,300
			910,619
Computers & Peripherals - 0.0%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	60,000	61,508
7.65% 8/1/05	Baa2	40,000	40,389
			101,897
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	260,000	274,300
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	120,000	125,400
10.5% 2/1/09	B2	80,000	84,400
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3	1,000,000	915,000
			1,124,800
TOTAL INFORMATION TECHNOLOGY			2,411,616
MATERIALS - 1.0%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	100,000	104,500
Huntsman Corp. 9.5% 7/1/07 (d)(f)	Ca	375,000	67,500
OM Group, Inc. 9.25% 12/15/11 (f)	B3	100,000	101,000
			273,000
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	290,000	307,400
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	190,000	178,600
7.35% 5/15/08	B3	80,000	71,600
7.5% 5/15/10	B3	70,000	61,600
7.8% 5/15/18	B3	30,000	24,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.85% 5/15/04	B3	$ 320,000	$ 310,400
8.1% 5/15/07	B3	150,000	135,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	375,000	406,875
Riverwood International Corp. 10.625% 8/1/07	B3	275,000	286,000
			1,782,225
Metals & Mining - 0.4%
Century Aluminum Co. 11.75% 4/15/08	Ba3	30,000	31,050
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	450,000	399,375
7.5% 11/15/06	B3	80,000	58,000
Luscar Coal Ltd. 9.75% 10/15/11 (f)	Ba3	110,000	113,850
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	310,000	332,475
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	805,000	776,825
			1,711,575
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	40,000	41,800
Potlatch Corp. 6.25% 3/15/02	Baa3	80,000	79,200
Stone Container Corp. 9.75% 2/1/11	B2	180,000	192,600
			313,600
TOTAL MATERIALS			4,080,400
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
AT&T Corp.:
6.5% 3/15/29	A3	100,000	87,353
8% 11/15/31 (f)	A3	30,000	30,968
British Telecommunications PLC 8.875% 12/15/30	Baa1	80,000	91,803
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	A2	100,000	109,194
Citizens Communications Co.:
8.5% 5/15/06	Baa2	70,000	74,330
9% 8/15/31 (f)	Baa2	25,000	27,281
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	100,000	102,153
8% 10/1/10	Baa3	60,000	60,584
NTL Communications Corp.:
0% 10/1/08 (e)	B3	605,000	133,100
11.5% 10/1/08	B3	390,000	120,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	100,000	101,182
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 90,000	$ 98,179
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	5,000	4,210
TELUS Corp. yankee 8% 6/1/11	Baa2	105,000	110,660
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	575,000	488,750
Triton PCS, Inc. 8.75% 11/15/11 (f)	B2	350,000	350,000
			1,990,647
Wireless Telecommunication Services - 1.7%
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	239,200
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,890,000	1,965,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	605,000	399,300
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	1,945,800
0% 2/15/08 (e)	B1	160,000	108,800
Orange PLC yankee 9% 6/1/09	Baa1	365,000	390,550
PanAmSat Corp. 6% 1/15/03	Baa3	40,000	38,600
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	455,000	398,125
10.625% 7/15/10	B3	135,000	155,925
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	1,061,000	904,503
10.375% 11/15/09	Baa1	701,000	792,130
			7,338,533
TOTAL TELECOMMUNICATION SERVICES			9,329,180
UTILITIES - 1.2%
Electric Utilities - 1.0%
AES Corp.:
7.375% 6/15/03	Ba1	170,000	161,500
8.75% 6/15/08	Ba1	50,000	44,000
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	915,000	805,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	125,956
CMS Energy Corp.:
7.5% 1/15/09	Ba3	160,000	150,400
8.375% 7/1/03	Ba3	305,000	301,950
9.875% 10/15/07	Ba3	295,000	306,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Edison Mission Energy:
9.875% 4/15/11	Baa3	$ 250,000	$ 252,500
10% 8/15/08	Baa3	270,000	272,700
FirstEnergy Corp. 6.45% 11/15/11	Baa2	40,000	38,826
Illinois Power Co. 7.5% 6/15/09	Baa2	60,000	57,238
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	154,669
7.875% 12/15/26 (f)	A3	80,000	73,884
Mission Energy Co. 8.125% 6/15/02 (f)	Baa3	380,000	376,200
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	242,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	105,000	100,800
7.05% 3/1/24	B3	55,000	51,975
7.875% 3/1/02	B3	125,000	122,500
PSI Energy, Inc. 6.65% 6/15/06	A3	65,000	64,676
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,826
			4,256,100
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	25,000	25,355
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	50,000	52,153
Sempra Energy 7.95% 3/1/10	A2	40,000	40,977
			118,485
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	525,000	546,000
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	10,000	9,840
7.5% 1/15/31	Baa2	70,000	67,784
			623,624
TOTAL UTILITIES			4,998,209
TOTAL NONCONVERTIBLE BONDS			69,905,187
TOTAL CORPORATE BONDS (Cost $75,149,848)			73,883,063
U.S. Government and Government Agency Obligations - 1.2%

U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.25% 6/15/06	Aaa	85,000	86,554
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
5.5% 2/15/06	Aaa	$ 85,000	$ 87,576
5.5% 5/2/06	Aa2	125,000	127,421
6.25% 2/1/11	Aa2	65,000	66,026
7.25% 5/15/30	Aaa	105,000	117,479
Freddie Mac:
5.875% 3/21/11	Aa2	205,000	202,597
6% 6/15/11	Aaa	150,000	152,295
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			839,948
U.S. Treasury Obligations - 1.0%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02	-	350,000	349,984
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	150,000	161,930
8.125% 8/15/19	Aaa	80,000	101,013
8.875% 8/15/17	Aaa	50,000	66,422
8.875% 2/15/19	Aaa	259,000	347,464
U.S. Treasury Notes:
2.75% 10/31/03	Aaa	1,275,000	1,272,208
3.5% 11/15/06	Aaa	180,000	173,475
5% 2/15/11	Aaa	290,000	288,913
5% 8/15/11	Aaa	305,000	304,045
6.125% 8/15/07	Aaa	30,000	32,250
6.5% 10/15/06	Aaa	470,000	511,125
7% 7/15/06	Aaa	520,000	574,922
7.25% 8/15/04	Aaa	20,000	21,831
TOTAL U.S. TREASURY OBLIGATIONS			4,205,582
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,029,933)			5,045,530
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.6%
6% 4/1/13 to 1/1/29	Aaa	869,598	876,344
6.5% 2/1/26 to 10/1/31	Aaa	3,766,570	3,771,030
7.5% 5/1/24 to 12/1/30	Aaa	1,902,028	1,964,459
TOTAL FANNIE MAE			6,611,833
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	87,189	90,430

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Government National Mortgage Association - 0.5%
6.5% 8/15/27	Aaa	$ 463,225	$ 465,541
7% 7/15/28 to 7/15/31	Aaa	1,074,558	1,097,576
7.5% 1/15/26 to 8/15/28	Aaa	469,975	486,965
8.5% 11/15/30	Aaa	64,250	68,125
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,118,207
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $8,711,414)			8,820,470
Asset-Backed Securities - 0.2%

Airplanes pass thru trust 10.875% 3/15/19	B2	83,955	10,914
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	150,984
CIT Marine Trust 5.8% 4/15/10	Aaa	86,401	88,183
CPS Auto Receivables Trust 6% 8/15/03	Aaa	20,483	20,489
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	180,000	185,484
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	130,000	133,470
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	35,000	36,073
7.03% 11/15/03	Aaa	24,000	24,338
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (f)(g)	Baa2	5,495	5,483
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	52,953
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	26,906	27,478
TOTAL ASSET-BACKED SECURITIES (Cost $796,301)			735,849
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (f)(g)	Ba3	102,001	48,762
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	$ 100,000	$ 99,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	98,875
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	120,521	126,772
TOTAL U.S. GOVERNMENT AGENCY			325,147
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $359,461)			373,909
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	194,022	204,358
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (g)(h)	Aaa	1,465,909	92,650
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	105,492
Class B, 7.48% 2/1/08	A	80,000	83,934
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	70,000	67,361
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	133,613
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (f)(g)	-	320,000	248,800
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (f)(h)	Aaa	997,259	35,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (f)(g)	-	$ 250,000	$ 25,000
Series 1997-B Class E, 0% 9/15/19 (f)(g)	-	40,245	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (f)	BBB-	68,664	64,887
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	250,000	242,109
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (f)(g)	Baa3	180,000	169,425
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (f)(g)(h)	Aaa	1,330,000	53,824
LTC Commercial Mortgage pass thru certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	376,563
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	98,992	100,307
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (f)(g)	-	125,000	120,361
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	80,000	82,322
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (f)	Baa2	140,000	138,250
Class E2, 7.224% 12/15/10 (f)	Baa3	100,000	95,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,866,545)			2,440,837
Foreign Government and Government Agency Obligations (i) - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chilean Republic 7.125% 1/11/12	Baa1	$ 40,000	$ 40,940
Quebec Province 7.5% 9/15/29	A1	90,000	98,604
United Mexican States 9.875% 2/1/10	Baa3	80,000	89,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $222,540)			228,744
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $6,049,411)	6,049,411	6,049,411
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $389,377,506)		410,362,750
NET OTHER ASSETS - 0.9%		3,665,511
NET ASSETS - 100%		$ 414,028,261
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,586,557 or 2.3% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.3%	AAA, AA, A	4.3%
Baa	2.9%	BBB	2.8%
Ba	4.4%	BB	3.8%
B	9.0%	B	9.5%
Caa	1.0%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $463,750,862 and $483,721,132, respectively, of which long-term U.S. government and government agency obligations aggregated $26,874,123 and $35,888,561, respectively.

The market value of futures contracts opened and closed during the period amounted to $56,342,616 and $71,288,257, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,226 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $915,000 or 0.2% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,550,000. The weighted average interest rate was 2.2%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $393,366,800. Net unrealized appreciation aggregated $16,995,950, of which $37,407,570 related to appreciated investment securities and $20,411,620 related to depreciated investment securities.

The fund hereby designates approximately $16,008,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $54,724,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $389,377,506) - See accompanying schedule		$ 410,362,750
Cash		91,267
Receivable for investments sold		8,866,074
Receivable for fund shares sold		49,841
Dividends receivable		233,158
Interest receivable		1,529,385
Total assets		421,132,475
Liabilities
Payable for investments purchased	$ 6,367,167
Payable for fund shares redeemed	486,262
Accrued management fee	198,147
Distribution fees payable	1,858
Other payables and accrued expenses	50,780
Total liabilities		7,104,214
Net Assets		$ 414,028,261
Net Assets consist of:
Paid in capital		$ 440,338,834
Undistributed net investment income		12,720,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,016,956)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,985,441
Net Assets		$ 414,028,261
Initial Class: Net Asset Value, offering price and redemption price per share ($399,273,107 ÷ 31,801,411 shares)		$12.56
Service Class: Net Asset Value, offering price and redemption price per share ($9,542,346 ÷ 764,950 shares)		$12.47
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,212,808 ÷ 419,509 shares)		$12.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 3,856,533
Interest		10,319,128
Security lending		15,550
Total income		14,191,211
Expenses
Management fee	$ 2,515,093
Transfer agent fees	293,058
Distribution fees	22,063
Accounting and security lending fees	166,260
Non-interested trustees' compensation	1,519
Custodian fees and expenses	29,236
Audit	28,436
Legal	2,756
Interest	2,063
Miscellaneous	125,122
Total expenses before reductions	3,185,606
Expense reductions	(44,094)	3,141,512
Net investment income		11,049,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(56,459,132)
Foreign currency transactions	219
Futures contracts	(4,580,262)	(61,039,175)
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,246,218
Assets and liabilities in foreign currencies	(46)
Futures contracts	836,103	12,082,275
Net gain (loss)		(48,956,900)
Net increase (decrease) in net assets resulting from operations		$ (37,907,201)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 11,049,699	$ 14,340,647
Net realized gain (loss)	(61,039,175)	16,729,357
Change in net unrealized appreciation (depreciation)	12,082,275	(102,678,511)
Net increase (decrease) in net assets resulting from operations	(37,907,201)	(71,608,507)
Distributions to shareholders From net investment income	(13,343,864)	(11,727,781)
From net realized gain	(16,105,049)	(47,570,525)
Total distributions	(29,448,913)	(59,298,306)
Share transactions - net increase (decrease)	(16,320,571)	37,231,520
Total increase (decrease) in net assets	(83,676,685)	(93,675,293)
Net Assets
Beginning of period	497,704,946	591,380,239
End of period (including undistributed net investment income of $12,720,942 and $15,347,357, respectively)	$ 414,028,261	$ 497,704,946

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,648,332	$ 33,703,712	3,923,103	$ 63,060,473
Reinvested	2,071,741	28,507,157	3,619,549	58,129,957
Redeemed	(6,380,641)	(80,043,164)	(5,674,304)	(91,790,709)
Net increase (decrease)	(1,660,568)	$ (17,832,295)	1,868,348	$ 29,399,721
Service Class Sold	86,383	$ 1,109,889	313,089	$ 5,014,523
Reinvested	53,533	732,326	72,504	1,157,887
Redeemed	(244,489)	(3,021,914)	(108,353)	(1,714,212)
Net increase (decrease)	(104,573)	$ (1,179,699)	277,240	$ 4,458,198
Service Class 2 A Sold	262,678	$ 3,373,478	230,119	$ 3,591,200
Reinvested	15,343	209,431	655	10,461
Redeemed	(74,696)	(891,486)	(14,590)	(228,060)
Net increase (decrease)	203,325	$ 2,691,423	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 12,927,664		$ 11,501,649
Service Class		322,572		224,107
Service Class 2 A		93,628		2,025
Total		$ 13,343,864		$ 11,727,781
From net realized gain Initial Class		$ 15,579,493		$ 46,628,308
Service Class		409,753		933,781
Service Class 2 A		115,803		8,436
Total		$ 16,105,049		$ 47,570,525
		$ 29,448,913		$ 59,298,306

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Income from Investment Operations
Net investment income E	.32	.42	.40	.41	.36
Net realized and unrealized gain (loss)	(1.31)	(2.52)	2.04	2.19	2.92
Total from investment operations	(.99)	(2.10)	2.44	2.60	3.28
Less Distributions
From net investment income	(.39)	(.37)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	(.02)
Total distributions	(.86)	(1.87)	(1.09)	(1.93)	(.02)
Net asset value, end of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Total Return C, D	(7.39)%	(12.47)%	15.26%	17.57%	25.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.73%	.69%	.71%	.73%	.77%
Expenses net of voluntary waivers, if any	.73%	.69%	.71%	.73%	.77%
Expenses net of all reductions	.72%	.68%	.70%	.72%	.76%
Net investment income	2.55%	2.61%	2.38%	2.60%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399,273	$ 482,165	$ 580,555	$ 528,874	$ 483,231
Portfolio turnover rate	111%	147%	92%	98%	90%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income E	.31	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(1.32)	(2.50)	2.03	2.14	.34
Total from investment operations	(1.01)	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.37)	(.36)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	-
Total distributions	(.84)	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C, D	(7.57)%	(12.54)%	15.13%	17.18%	2.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.80%	.82%	.89%	.88% A
Expenses net of voluntary waivers, if any	.83%	.80%	.82%	.89%	.87% A
Expenses net of all reductions	.82%	.79%	.81%	.88%	.87% A
Net investment income	2.44%	2.50%	2.27%	2.65%	2.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,542	$ 12,449	$ 10,825	$ 3,165	$ 10
Portfolio turnover rate	111%	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income E	.28	.34
Net realized and unrealized gain (loss)	(1.30)	(1.96)
Total from investment operations	(1.02)	(1.62)
Less Distributions
From net investment income	(.38)	(.36)
From net realized gain	(.47)	(1.50)
Total distributions	(.85)	(1.86)
Net asset value, end of period	$ 12.43	$ 14.30
Total Return B, C, D	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.00%	.97% A
Expenses net of all reductions	.99%	.95% A
Net investment income	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,213	$ 3,091
Portfolio turnover rate	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class 2	-1.87%	7.01%	8.39%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,578 - a 75.78% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended December 31, 2001, the fund beat the Fidelity Balanced 60/40 Composite Index and the variable annuity balanced funds average tracked by Lipper Inc., which declined 3.71% and 2.87%, respectively.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. We benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I reduced the position and added more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten down in the March-April time frame, and again in September.

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I eliminated Nortel and Oracle from the portfolio during the period. Having ample exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. Good examples are Microsoft and Philip Morris, which benefited from a new product cycle and waning tobacco litigation concerns, respectively. On the down side, I was disappointed with the results of our financial holdings. Underweighting banks hurt us during a period of falling interest rates, as did prematurely overweighting brokers such as Charles Schwab and diversified financials, such as American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the yield curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that equity valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Note to shareholders: Effective February 6, 2002, Louis Salemy became Lead Portfolio Manager of Balanced Portfolio.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2001, more than $306 million

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 54.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	29,300	$ 400,238
TRW, Inc.	9,100	337,064
		737,302
Automobiles - 0.1%
Ford Motor Co.	24,600	386,712
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	12,800	473,728
McDonald's Corp.	12,700	336,169
		809,897
Household Durables - 1.0%
Black & Decker Corp.	14,300	539,539
Maytag Corp.	14,900	462,347
Mohawk Industries, Inc. (a)	21,900	1,201,872
Whirlpool Corp.	10,400	762,632
		2,966,390
Media - 2.9%
AOL Time Warner, Inc. (a)	49,512	1,589,335
Clear Channel Communications, Inc. (a)	17,200	875,652
Liberty Media Corp. Class A (a)	45,700	639,800
McGraw-Hill Companies, Inc.	24,900	1,518,402
NTL, Inc. warrants 10/14/08 (a)	199	2
Omnicom Group, Inc.	16,500	1,474,275
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	0
Viacom, Inc. Class B (non-vtg.) (a)	48,611	2,146,158
Walt Disney Co.	28,100	582,232
		8,825,856
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	21,400	949,732
Dillard's, Inc. Class A	31,200	499,200
Federated Department Stores, Inc. (a)	13,400	548,060
JCPenney Co., Inc.	22,900	616,010
Target Corp.	19,100	784,055
Wal-Mart Stores, Inc.	77,200	4,442,860
		7,839,917
Specialty Retail - 1.7%
Best Buy Co., Inc. (a)	6,300	469,224
Gap, Inc.	27,200	379,168
Home Depot, Inc.	38,750	1,976,638
Lowe's Companies, Inc.	31,200	1,447,992
Mothers Work, Inc. (a)(m)	3	28
Staples, Inc. (a)	52,400	979,880
		5,252,930
TOTAL CONSUMER DISCRETIONARY		26,819,004

	Shares	Value (Note 1)
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	12,500	$ 565,125
PepsiCo, Inc.	30,700	1,494,783
The Coca-Cola Co.	32,000	1,508,800
		3,568,708
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	30,392	153,784
Food Products - 0.3%
Kraft Foods, Inc. Class A	14,300	486,629
Sara Lee Corp.	16,100	357,903
		844,532
Household Products - 0.8%
Colgate-Palmolive Co.	5,900	340,725
Kimberly-Clark Corp.	12,100	723,580
Procter & Gamble Co.	17,800	1,408,514
		2,472,819
Personal Products - 1.1%
Gillette Co.	100,100	3,343,340
Tobacco - 1.2%
Philip Morris Companies, Inc.	79,100	3,626,735
TOTAL CONSUMER STAPLES		14,009,918
ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	15,300	557,991
BJ Services Co. (a)	19,000	616,550
Diamond Offshore Drilling, Inc.	10,200	310,080
Nabors Industries, Inc. (a)	18,600	638,538
Schlumberger Ltd. (NY Shares)	9,300	511,035
		2,634,194
Oil & Gas - 2.0%
ChevronTexaco Corp.	14,700	1,317,267
Conoco, Inc.	24,700	699,010
Exxon Mobil Corp.	91,532	3,597,208
Royal Dutch Petroleum Co. (NY Shares)	11,000	539,220
		6,152,705
TOTAL ENERGY		8,786,899
FINANCIALS - 8.3%
Banks - 1.8%
Bank of America Corp.	35,600	2,241,020
FleetBoston Financial Corp.	19,700	719,050
Pacific Century Financial Corp.	46,200	1,196,118
U.S. Bancorp, Delaware	15,300	320,229
Wells Fargo & Co.	25,000	1,086,250
		5,562,667
Diversified Financials - 5.3%
American Express Co.	37,000	1,320,530
Bear Stearns Companies, Inc.	11,900	697,816
Charles Schwab Corp.	86,550	1,338,929
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Citigroup, Inc.	91,600	$ 4,623,968
Fannie Mae	20,500	1,629,750
Freddie Mac	14,100	922,140
Goldman Sachs Group, Inc.	7,400	686,350
Household International, Inc.	8,800	509,872
J.P. Morgan Chase & Co.	9,600	348,960
Merrill Lynch & Co., Inc.	42,300	2,204,676
Morgan Stanley Dean Witter & Co.	34,200	1,913,148
		16,196,139
Insurance - 1.2%
American International Group, Inc.	48,150	3,823,110
TOTAL FINANCIALS		25,581,916
HEALTH CARE - 8.4%
Biotechnology - 0.4%
Amgen, Inc. (a)	20,900	1,179,596
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc.	47,000	211,500
Becton, Dickinson & Co.	27,000	895,050
Biomet, Inc.	16,200	500,580
Guidant Corp. (a)	21,900	1,090,620
Medtronic, Inc.	20,900	1,070,289
St. Jude Medical, Inc. (a)	13,000	1,009,450
Viasys Healthcare, Inc. (a)	1,066	21,544
Zimmer Holdings, Inc. (a)	20,440	624,238
		5,423,271
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	9,000	581,940
McKesson Corp.	25,500	953,700
		1,535,640
Pharmaceuticals - 5.8%
Abbott Laboratories	13,800	769,350
Allergan, Inc.	12,300	923,115
American Home Products Corp.	44,900	2,755,064
Barr Laboratories, Inc. (a)	6,000	476,160
Bristol-Myers Squibb Co.	48,000	2,448,000
Eli Lilly & Co.	12,500	981,750
Johnson & Johnson	38,600	2,281,260
Merck & Co., Inc.	18,000	1,058,400
Pfizer, Inc.	105,300	4,196,205
Pharmacia Corp.	12,000	511,800
Schering-Plough Corp.	38,100	1,364,361
		17,765,465
TOTAL HEALTH CARE		25,903,972
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.1%
Boeing Co.	9,400	364,532

	Shares	Value (Note 1)
Building Products - 0.4%
Masco Corp.	43,700	$ 1,070,650
Electrical Equipment - 0.1%
Emerson Electric Co.	5,700	325,470
Industrial Conglomerates - 3.4%
General Electric Co.	161,400	6,468,912
Minnesota Mining & Manufacturing Co.	11,000	1,300,310
Tyco International Ltd.	42,170	2,483,813
		10,253,035
Machinery - 1.5%
Albany International Corp. Class A	20,700	449,190
Danaher Corp.	18,900	1,139,859
Eaton Corp.	10,000	744,100
Illinois Tool Works, Inc.	18,400	1,246,048
Ingersoll-Rand Co.	14,200	593,702
Milacron, Inc.	30,500	482,205
		4,655,104
Road & Rail - 0.3%
ANC Rental Corp. (a)	462	1
Norfolk Southern Corp.	16,000	293,280
Union Pacific Corp.	12,300	701,100
		994,381
TOTAL INDUSTRIALS		17,663,172
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)	57,900	1,048,569
Motorola, Inc.	34,300	515,186
		1,563,755
Computers & Peripherals - 1.1%
Dell Computer Corp. (a)	43,000	1,168,740
International Business Machines Corp.	18,900	2,286,144
		3,454,884
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	20,700	590,157
Amphenol Corp. Class A (a)	10,800	518,940
Arrow Electronics, Inc. (a)	18,600	556,140
Avnet, Inc.	25,882	659,215
AVX Corp.	17,500	412,825
Insilco Corp. warrants 8/15/07 (a)	60	1
Millipore Corp.	9,300	564,510
Tektronix, Inc. (a)	14,100	363,498
Thermo Electron Corp.	7,300	174,178
Vishay Intertechnology, Inc. (a)	17,500	341,250
		4,180,714
Semiconductor Equipment & Products - 5.0%
Applied Materials, Inc. (a)	8,800	352,880
ASML Holding NV (NY Shares) (a)	27,800	473,990
Cypress Semiconductor Corp. (a)	23,000	458,390
Fairchild Semiconductor International, Inc. Class A (a)	46,200	1,302,840
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Helix Technology, Inc.	16,900	$ 381,095
Integrated Circuit Systems, Inc. (a)	26,000	587,340
Intel Corp.	91,100	2,865,095
Intersil Corp. Class A (a)	34,400	1,109,400
LAM Research Corp. (a)	26,200	608,364
LTX Corp. (a)	19,000	397,860
Micron Technology, Inc. (a)	48,200	1,494,200
National Semiconductor Corp. (a)	18,800	578,852
NVIDIA Corp. (a)	29,100	1,946,790
Photronics, Inc. (a)	15,300	479,655
Teradyne, Inc. (a)	70,800	2,133,912
		15,170,663
Software - 2.7%
Computer Associates International, Inc.	21,500	741,535
Microsoft Corp. (a)	115,400	7,645,250
		8,386,785
TOTAL INFORMATION TECHNOLOGY		32,756,801
MATERIALS - 2.5%
Chemicals - 1.3%
Dow Chemical Co.	27,900	942,462
E.I. du Pont de Nemours & Co.	23,504	999,155
Ecolab, Inc.	10,200	410,550
Praxair, Inc.	28,200	1,558,050
		3,910,217
Metals & Mining - 0.9%
Alcan, Inc.	22,600	811,504
Alcoa, Inc.	54,800	1,948,140
		2,759,644
Paper & Forest Products - 0.3%
Georgia-Pacific Group	8,300	229,163
International Paper Co.	19,400	782,790
		1,011,953
TOTAL MATERIALS		7,681,814
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	57,804	1,048,565
BellSouth Corp.	64,600	2,464,490
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	102
warrants 1/15/07 (CV ratio .6) (a)	50	18
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	0
Ono Finance PLC rights 5/31/09 (a)(g)	210	420

	Shares	Value (Note 1)
Qwest Communications International, Inc.	21,700	$ 306,621
SBC Communications, Inc.	59,770	2,341,191
Verizon Communications, Inc.	33,200	1,575,672
		7,737,079
TOTAL COMMON STOCKS (Cost $142,976,938)		166,940,575
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	100	110,575
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc. Series M, $11.125	5,466	583,496
PRIMEDIA, Inc. Series F, $9.20	4,135	198,480
		781,976
FINANCIALS - 0.1%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	47,588
Real Estate - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	8,000	198,000
TOTAL FINANCIALS		245,588
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	255	259,295
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,286,859
TOTAL PREFERRED STOCKS (Cost $1,479,751)		1,397,434
Corporate Bonds - 15.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	$ 170,000	190,205
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	330,000	175,725
			365,930
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	$ 50,000	$ 58,250
TOTAL INFORMATION TECHNOLOGY			424,180
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	200,000	120,760
TOTAL CONVERTIBLE BONDS			544,940
Nonconvertible Bonds - 14.9%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	40,000	34,800
Meritor Automotive, Inc. 6.8% 2/15/09	Baa3	200,000	184,000
			218,800
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	178,500
Alliance Gaming Corp. 10% 8/1/07	B3	100,000	104,000
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	230,000	234,600
Extended Stay America, Inc. 9.875% 6/15/11	B2	95,000	97,850
HMH Properties, Inc. 7.875% 8/1/08	Ba3	100,000	92,000
International Game Technology:
7.875% 5/15/04	Ba1	30,000	30,975
8.375% 5/15/09	Ba1	205,000	215,250
ITT Corp. 6.75% 11/15/05	Ba1	60,000	57,600
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	82,800
MGM Mirage, Inc. 8.375% 2/1/11	Ba1	180,000	176,850
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	210,000	203,700
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	40,000	32,400
Six Flags, Inc. 9.5% 2/1/09	B3	170,000	172,550
Station Casinos, Inc. 8.375% 2/15/08	Ba3	100,000	102,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	$ 150,000	$ 157,125
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	100,000	101,500
			2,039,700
Household Durables - 0.1%
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	150,000	150,000
KB Home 8.625% 12/15/08	Ba3	60,000	60,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	160,000	164,800
			374,800
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	Ba3	150,000	139,500
Media - 1.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	190,000	182,400
Adelphia Communications Corp.:
10.25% 11/1/06	B2	30,000	30,300
10.25% 6/15/11	B2	280,000	277,200
10.875% 10/1/10	B2	230,000	234,025
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	650,000	671,327
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	485,000	341,925
8.25% 4/1/07	B2	180,000	172,800
10.75% 10/1/09	B2	70,000	73,500
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	115,000	126,262
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	460,000	105,800
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	161,000	140,070
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	519,890
News America, Inc. 7.28% 6/30/28	Baa3	200,000	186,234
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	220,000	226,600
NTL, Inc. 0% 4/1/08 (e)	B3	260,000	70,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	168,300
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	200,000	116,000
Quebecor Media, Inc. 11.125% 7/15/11	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc. 8.875% 7/1/11	B3	$ 220,000	$ 228,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	70,000	65,800
Telewest PLC yankee 11% 10/1/07	B2	435,000	308,850
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	169,677
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	1,017,699
UIH Australia/Pacific, Inc.:
14% 5/15/06 (d)	Ca	380,000	19,000
14% 5/15/06 (d)	Ca	30,000	1,500
Yell Finance BV 0% 8/1/11 (e)	B2	130,000	76,700
			5,658,059
Multiline Retail - 0.2%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	20,000	17,800
6.5% 6/15/02	Ba2	100,000	99,250
6.9% 8/15/26	Ba2	50,000	49,000
7.375% 6/15/04	Ba2	20,000	19,400
7.375% 8/15/08	Ba2	35,000	33,775
7.4% 4/1/37	Ba2	20,000	19,500
7.6% 4/1/07	Ba2	10,000	9,800
7.95% 4/1/17	Ba2	15,000	13,275
Kmart Corp. 12.5% 3/1/05	Ba2	280,000	260,400
			522,200
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (g)	Ba2	110,000	112,200
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	100,000	105,500
TOTAL CONSUMER DISCRETIONARY			9,170,759
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	220,000	224,400
Cott Corp. yankee 9.375% 7/1/05	-	180,000	181,800
			406,200
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	300,000	316,848
Kroger Co. 8.05% 2/1/10	Baa3	225,000	246,020

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Rite Aid Corp.:
11.25% 7/1/08	Caa2	$ 40,000	$ 38,000
12.5% 9/15/06	B-	215,000	220,913
			821,781
Food Products - 0.1%
Dean Foods Co.:
6.625% 5/15/09	Baa2	40,000	36,000
6.75% 6/15/05	Baa2	50,000	49,750
8.15% 8/1/07	Baa2	130,000	127,400
			213,150
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	44,471
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	500,000	524,740
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	206,028
			730,768
TOTAL CONSUMER STAPLES			2,216,370
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	150,000	147,314
Chesapeake Energy Corp. 8.125% 4/1/11	B1	360,000	347,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	210,000	193,200
10% 11/1/08 (g)	Ba3	180,000	189,000
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	194,757
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	150,000	152,250
			1,223,921
FINANCIALS - 5.0%
Banks - 1.0%
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	494,650
BankBoston Corp. 6.625% 2/1/04	A2	200,000	210,220
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	145,000	161,540
Capital One Bank 6.375% 2/15/03	Baa2	250,000	253,930
First Union Corp. 7.55% 8/18/05	A1	715,000	775,089
FleetBoston Financial Corp. 7.25% 9/15/05	A1	275,000	295,980
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	176,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 80,000	$ 84,426
7.375% 9/17/04	Baa2	160,000	170,333
MBNA Corp. 6.34% 6/2/03	Baa2	100,000	101,171
PNC Funding Corp. 5.75% 8/1/06	A2	155,000	157,248
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	Aa3	145,000	146,821
8.817% 3/31/49	A1	120,000	130,056
			3,158,162
Diversified Financials - 3.4%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	250,000	249,665
Alliance Capital Management LP 5.625% 8/15/06	A2	150,000	149,595
American Gen. Finance Corp. 5.875% 7/14/06	A1	500,000	516,850
Amvescap PLC yankee 6.6% 5/15/05	A2	100,000	102,948
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	230,000	242,650
Associates Corp. of North America 6% 7/15/05	Aa1	250,000	258,188
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	300,000	313,767
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	205,000	212,688
CanWest Media, Inc. 10.625% 5/15/11	B2	225,000	238,500
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	187,990
Citigroup, Inc. 7.25% 10/1/10	Aa2	400,000	429,052
Conoco Funding Co.:
6.35% 10/15/11	Baa1	170,000	172,191
7.25% 10/15/31	Baa1	125,000	131,710
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	55,000	56,374
5.25% 6/15/04	A3	25,000	25,477
5.5% 8/1/06	A3	170,000	169,573
6.85% 6/15/04	A3	245,000	257,561

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	$ 170,000	$ 172,506
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	100,000	101,266
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	250,000	243,655
Ford Motor Credit Co.:
6.5% 1/25/07	A2	190,000	185,687
6.875% 2/1/06	A2	150,000	149,948
7.375% 10/28/09	A2	650,000	641,732
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	220,000	224,299
6.75% 1/15/06	A2	80,000	81,026
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	200,000	208,478
Household Finance Corp.:
6.5% 1/24/06	A2	75,000	77,107
8% 5/9/05	A2	75,000	80,693
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	200,000	230,990
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	350,000	382,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	185,000	189,636
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	150,000	156,360
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	140,000	145,138
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	200,000	207,328
7.875% 11/15/10	Baa2	315,000	325,776
Popular North America, Inc. 6.125% 10/15/06	A3	220,000	212,916
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	190,000	167,200
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	200,000	204,364
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	250,000	254,143
Sprint Capital Corp. 6.875% 11/15/28	Baa1	390,000	356,729
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	150,000	161,250
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	200,077
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	102,000
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	160,000	156,893
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	$ 300,000	$ 333,102
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	213,156
			10,400,434
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	130,000	128,755
The Chubb Corp. 6.8% 11/15/31	Aa3	300,000	293,550
			422,305
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	15,000	15,423
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	523,290
EOP Operating LP 6.625% 2/15/05	Baa1	200,000	207,284
ERP Operating LP 7.1% 6/23/04	A3	200,000	209,834
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	152,675
ProLogis Trust 6.7% 4/15/04	Baa1	55,000	56,760
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	60,000	60,600
			1,327,231
TOTAL FINANCIALS			15,308,132
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (g)	B2	160,000	172,800
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	230,000	238,050
DaVita, Inc. 9.25% 4/15/11	B2	205,000	217,300
HCA, Inc. 7.125% 6/1/06	Ba1	180,000	183,150
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	17,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
6.5% 3/15/08	B1	$ 140,000	$ 121,800
Unilab Corp. 12.75% 10/1/09	B3	46,000	53,360
			830,860
TOTAL HEALTH CARE			1,003,660
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	Baa3	500,000	543,085
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	70,000	60,401
7.73% 9/15/12	Ba2	22,860	16,954
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	70,000	68,711
7.92% 5/18/12	Baa1	50,000	46,999
			193,065
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	360,000	360,000
Commercial Services & Supplies - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,600
Iron Mountain, Inc. 8.75% 9/30/09	B2	130,000	133,900
			171,500
Machinery - 0.1%
Case Corp. 7.25% 1/15/16	Ba2	100,000	71,500
Terex Corp. 9.25% 7/15/11 (g)	B2	50,000	50,000
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	250,000	238,998
			360,498
Marine - 0.0%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	100,000	102,500
8.875% 7/15/11	Ba2	50,000	51,250
			153,750
Road & Rail - 0.2%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	500,800
TOTAL INDUSTRIALS			2,282,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11 (g)	A3	$ 225,000	$ 227,448
SpectraSite Holdings, Inc. 12.5% 11/15/10	B3	170,000	86,700
			314,148
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	120,000	118,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	100,000	105,500
			223,700
Office Electronics - 0.1%
Xerox Corp. 7.2% 4/1/16	A2	280,000	224,000
TOTAL INFORMATION TECHNOLOGY			761,848
MATERIALS - 0.5%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	30,000	31,350
IMC Global, Inc. 10.875% 6/1/08	Ba1	110,000	117,150
Methanex Corp. yankee 7.4% 8/15/02	Ba1	325,000	325,000
Sterling Chemicals, Inc. 12.375% 7/15/06 (d)	-	100,000	84,000
			557,500
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	170,000	180,200
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	10,000	9,400
7.35% 5/15/08	B3	190,000	170,050
Sealed Air Corp.:
6.95% 5/15/09 (g)	Baa3	200,000	190,000
8.75% 7/1/08 (g)	Baa3	50,000	49,500
			599,150
Metals & Mining - 0.1%
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	30,000	31,050
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	109,000	116,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	185,000	178,525
			326,478
TOTAL MATERIALS			1,483,128

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
American Cellular Corp. 9.5% 10/15/09	B2	$ 190,000	$ 185,250
AT&T Corp.:
6.5% 3/15/29	A3	575,000	502,280
8% 11/15/31 (g)	A3	100,000	103,226
British Telecommunications PLC:
8.375% 12/15/10	Baa1	100,000	110,486
8.875% 12/15/30	Baa1	250,000	286,885
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	700,000	764,358
Citizens Communications Co.:
8.5% 5/15/06	Baa2	165,000	175,207
9% 8/15/31 (g)	Baa2	105,000	114,579
Hyperion Telecommunications, Inc. 12% 11/1/07	C	190,000	1,900
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	B1	150,000	156,750
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	457,000	461,447
NTL Communications Corp. 11.5% 10/1/08	B3	60,000	18,600
Ono Finance PLC 13% 5/1/09	Caa1	265,000	193,450
SBC Communications, Inc. 5.75% 5/2/06	Aa3	510,000	522,031
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	222,600
Telefonica Europe BV 8.25% 9/15/30	A2	465,000	507,259
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	450,000	471,375
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	136,000	114,524
TELUS Corp. yankee 7.5% 6/1/07	Baa2	670,000	697,396
Triton PCS, Inc. 9.375% 2/1/11	B3	300,000	309,750
			5,919,353
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	150,000	113,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	890,000	925,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	211,000	139,260
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	$ 600,000	$ 423,000
Powertel, Inc. 11.125% 6/1/07	Baa1	160,000	171,200
			1,772,310
TOTAL TELECOMMUNICATION SERVICES			7,691,663
UTILITIES - 1.6%
Electric Utilities - 1.1%
AES Corp.:
8% 12/31/08	Ba1	405,000	336,150
9.375% 9/15/10	Ba1	185,000	161,875
9.5% 6/1/09	Ba1	20,000	17,600
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	290,667
CMS Energy Corp. 8.375% 7/1/03	Ba3	220,000	217,800
Detroit Edison Co. 6.125% 10/1/10	A3	165,000	161,522
FirstEnergy Corp. 6.45% 11/15/11	Baa2	150,000	145,596
Hydro-Quebec 6.3% 5/11/11	A1	700,000	711,970
Illinois Power Co. 7.5% 6/15/09	Baa2	150,000	143,094
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	495,852
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,767
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	153,600
6.25% 3/1/04	B3	60,000	57,600
6.75% 10/1/23	B3	170,000	163,200
Southern California Edison Co. 8.95% 11/3/03 (d)	Caa2	200,000	202,000
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	39,303
			3,379,596
Gas Utilities - 0.4%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	70,000	70,994
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	197,219
7.625% 11/15/10	A3	135,000	146,602

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	$ 500,000	$ 521,530
Sempra Energy 7.95% 3/1/10	A2	95,000	97,321
			1,033,666
Multi-Utilities - 0.1%
Enron Corp. 7.375% 5/15/19 (d)	Ca	110,000	20,900
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	110,000	114,400
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	170,000	167,280
7.5% 1/15/31	Baa2	70,000	67,784
			370,364
TOTAL UTILITIES			4,783,626
TOTAL NONCONVERTIBLE BONDS			45,925,805
TOTAL CORPORATE BONDS (Cost $46,850,167)			46,470,745
U.S. Government and Government Agency Obligations - 7.0%

U.S. Government Agency Obligations - 1.3%
Fannie Mae:
5.25% 6/15/06	Aaa	530,000	539,688
5.5% 5/2/06	Aa2	350,000	356,780
6.25% 2/1/11	Aa2	165,000	167,604
7.125% 6/15/10	Aaa	320,000	350,899
7.25% 5/15/30	Aaa	1,383,000	1,547,367
Freddie Mac:
5.75% 3/15/09	Aaa	700,000	712,796
6.75% 3/15/31	Aaa	400,000	424,188
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	2,483	2,544
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,101,866
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	1,000,000	999,955
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	530,000	560,973
11.25% 2/15/15	Aaa	845,000	1,296,416
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	280,000	269,850
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.625% 8/31/03	Aaa	$ 500,000	$ 506,955
4.75% 11/15/08	Aaa	80,000	79,650
5% 8/15/11	Aaa	1,410,000	1,405,587
5.75% 11/30/02	Aaa	5,680,000	5,870,791
5.75% 11/15/05	Aaa	5,800,000	6,125,322
6.5% 10/15/06	Aaa	220,000	239,250
TOTAL U.S. TREASURY OBLIGATIONS			17,354,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,296,930)			21,456,615
U.S. Government Agency - Mortgage Securities - 9.9%

Fannie Mae - 6.6%
5.5% 2/1/11 to 11/1/16	Aaa	406,587	401,271
6% 4/1/09 to 1/1/29	Aaa	1,451,995	1,441,196
6% 1/1/31 (h)	Aaa	4,993,986	4,886,303
6.5% 11/1/25 to 11/1/31	Aaa	9,462,821	9,480,447
7% 12/1/24 to 2/1/28	Aaa	926,385	946,962
7.5% 5/1/15 to 8/1/28	Aaa	2,428,274	2,519,208
8% 1/1/26	Aaa	555,077	585,956
TOTAL FANNIE MAE			20,261,343
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	235,256	244,003
Government National Mortgage Association - 3.2%
6.5% 10/15/27 to 8/15/28	Aaa	4,094,176	4,110,378
7% 1/15/28 to 7/15/31	Aaa	1,303,397	1,331,414
7% 1/1/31 (h)	Aaa	900,000	918,281
7% 1/1/32 (h)	Aaa	2,613,209	2,666,290
7.5% 6/15/27 to 3/15/28	Aaa	769,414	797,711
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			9,824,074
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $29,996,940)			30,329,420
Asset-Backed Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust:
2.43% 12/15/08 (j)	A1	$ 200,000	$ 198,906
6.1% 12/15/06	A1	200,000	208,853
Capital One Master Trust:
2.45% 4/16/07 (j)	A2	200,000	199,694
5.45% 3/16/09	Aaa	400,000	404,563
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	65,000	66,033
5.07% 2/15/08	Aaa	430,000	434,166
Discover Card Master Trust I 5.75% 12/15/08	Aaa	600,000	615,839
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	100,000	102,488
5.71% 9/15/05	A2	90,000	92,760
7.03% 11/15/03	Aaa	145,000	147,039
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	270,000	275,611
5.09% 10/18/06	Aaa	145,000	147,764
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	205,570
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	200,000	198,781
6.75% 9/16/09	Aaa	365,000	387,698
7.5% 11/15/07	A2	200,000	211,813
TOTAL ASSET-BACKED SECURITIES (Cost $3,805,071)			3,897,578
Commercial Mortgage Securities - 1.1%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	417,882	416,576
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	536,627
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	223,060
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	538,133
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	$ 500,000	$ 520,313
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(j)	Baa3	500,000	470,625
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(j)(k)	Aaa	4,900,000	198,297
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	511,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,334,768)			3,415,037
Foreign Government and Government Agency Obligations (l) - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	160,000	163,760
Malaysian Government yankee 8.75% 6/1/09	Baa2	50,000	56,124
Ontario Province 6% 2/21/06	Aa3	200,000	208,976
Quebec Province:
yankee 7.125% 2/9/24	A1	30,000	31,812
7.5% 9/15/29	A1	530,000	580,668
United Mexican States:
8.5% 2/1/06	Baa3	175,000	187,425
9.875% 2/1/10	Baa3	200,000	223,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,432,482)			1,451,765
Floating Rate Loans - 0.1%

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (j)	Ba3	157,094	155,523
Tranche C term loan 4.9194% 7/21/07 (j)	Ba3	188,513	186,628
TOTAL FLOATING RATE LOANS (Cost $330,059)			342,151
Money Market Funds - 12.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	39,506,837	$ 39,506,837
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	95,495	95,495
TOTAL MONEY MARKET FUNDS (Cost $39,602,332)		39,602,332
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $291,105,438)	315,303,652
NET OTHER ASSETS - (2.8)%	(8,443,388)
NET ASSETS - 100%	$ 306,860,264
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
41 S&P 500 Index Contracts	March 2002	$ 11,779,300	$ 316,479
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,756,484 or 2.2% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $999,955.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(l) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.2%	AAA, AA, A	21.4%
Baa	4.8%	BBB	5.2%
Ba	2.3%	BB	2.4%
B	2.7%	B	2.7%
Caa	0.3%	CCC	0.4%
Ca, C	0.1%	CC, C	0.1%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment securities.

Purchases and sales of securities, other than short-term securities, aggregated $352,572,860 and $336,440,393, respectively, of which long-term U.S. government and government agency obligations aggregated $176,940,330 and $188,453,572, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,533,184 and $48,154,406, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,903 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28 or 0% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $342,151 or 0.1% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $292,566,567. Net unrealized appreciation aggregated $22,737,085, of which $32,292,873 related to appreciated investment securities and $9,555,788 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,626,000 of which $1,350,000 and $11,276,000 will expire on December 31, 2008 and 2009, respectively.

Balanced Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $95,495) (cost $291,105,438) - See accompanying schedule		$ 315,303,652
Cash		158,195
Receivable for investments sold		469,698
Receivable for fund shares sold		268,646
Dividends receivable		176,859
Interest receivable		1,337,360
Other receivables		174
Total assets		317,714,584
Liabilities
Payable for investments purchased Regular delivery	$ 1,921,344
Delayed delivery	8,443,621
Payable for fund shares redeemed	110,657
Accrued management fee	109,156
Distribution fees payable	5,535
Payable for daily variation on futures contracts	103,525
Other payables and accrued expenses	64,987
Collateral on securities loaned, at value	95,495
Total liabilities		10,854,320
Net Assets		$ 306,860,264
Net Assets consist of:
Paid in capital		$ 288,118,908
Undistributed net investment income		8,952,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,725,666)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,514,169
Net Assets		$ 306,860,264
Initial Class: Net Asset Value, offering price and redemption price per share ($264,608,053 ÷ 19,290,852 shares)		$13.72
Service Class: Net Asset Value, offering price and redemption price per share ($25,454,620 ÷ 1,862,877 shares)		$13.66
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,797,591 ÷ 1,234,178 shares)		$13.61

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 2,046,364
Interest		8,556,652
Security lending		2,474
Total income		10,605,490
Expenses
Management fee	$ 1,239,932
Transfer agent fees	197,296
Distribution fees	52,794
Accounting and security lending fees	113,867
Non-interested trustees' compensation	986
Custodian fees and expenses	25,031
Audit	30,498
Legal	2,243
Miscellaneous	30,282
Total expenses before reductions	1,692,929
Expense reductions	(39,926)	1,653,003
Net investment income		8,952,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,355,839)
Foreign currency transactions	(81)
Futures contracts	(1,915,957)	(11,271,877)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,338,941)
Assets and liabilities in foreign currencies	(134)
Futures contracts	316,479	(2,022,596)
Net gain (loss)		(13,294,473)
Net increase (decrease) in net assets resulting from operations		$ (4,341,986)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,952,487	$ 9,644,723
Net realized gain (loss)	(11,271,877)	(1,922,754)
Change in net unrealized appreciation (depreciation)	(2,022,596)	(21,477,945)
Net increase (decrease) in net assets resulting from operations	(4,341,986)	(13,755,976)
Distributions to shareholders From net investment income	(10,202,857)	(10,025,969)
From net realized gain	-	(7,315,617)
In excess of net realized gain	-	(1,053,621)
Total distributions	(10,202,857)	(18,395,207)
Share transactions - net increase (decrease)	38,243,415	(37,111,951)
Total increase (decrease) in net assets	23,698,572	(69,263,134)
Net Assets
Beginning of period	283,161,692	352,424,826
End of period (including undistributed net investment income of $8,952,853 and $9,715,285, respectively)	$ 306,860,264	$ 283,161,692
Other Information:	Year ended December 31, 2001		Year ended December 31, 2000
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	4,491,272	$ 61,013,674	1,794,450	$ 26,671,199
Reinvested	636,973	9,051,388	1,146,173	16,906,054
Redeemed	(3,194,837)	(43,357,523)	(5,917,870)	(88,897,596)
Net increase (decrease)	1,933,408	$ 26,707,539	(2,977,247)	$ (45,320,343)
Service Class Sold	478,642	$ 6,436,065	354,608	$ 5,304,117
Reinvested	66,778	946,241	100,855	1,483,572
Redeemed	(597,940)	(8,040,756)	(236,923)	(3,533,009)
Net increase (decrease)	(52,520)	$ (658,450)	218,540	$ 3,254,680
Service Class 2 A Sold	997,411	$ 13,467,721	335,010	$ 4,970,459
Reinvested	14,524	205,228	380	5,581
Redeemed	(111,657)	(1,478,623)	(1,490)	(22,328)
Net increase (decrease)	900,278	$ 12,194,326	333,900	$ 4,953,712
Distributions From net investment income Initial Class		$ 9,051,388		$ 9,221,484
Service Class		946,241		801,470
Service Class 2 A		205,228		3,015
Total		$ 10,202,857		$ 10,025,969
From net realized gain Initial Class		$ -		$ 6,717,143
Service Class		-		596,231
Service Class 2 A		-		2,243
Total		$ -		$ 7,315,617
In excess of net realized gain Initial Class		$ -		$ 967,427
Service Class		-		85,871
Service Class 2 A		-		323
Total		$ -		$ 1,053,621
		$ 10,202,857		$ 18,395,207
A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Income from Investment Operations
Net investment income E	.42	.48	.45	.44	.44
Net realized and unrealized gain (loss)	(.63)	(1.15)	.24	2.00	2.22
Total from investment operations	(.21)	(.67)	.69	2.44	2.66
Less Distributions
From net investment income	(.52)	(.48)	(.37)	(.36)	(.31)
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.52)	(.88)	(.80)	(.91)	(.31)
Net asset value, end of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Total Return C, D	(1.58)%	(4.30)%	4.55%	17.64%	22.18%
Ratios to Average Net Assets G
Expenses before expense reductions	.57%	.58%	.57%	.59%	.61%
Expenses net of voluntary waivers, if any	.57%	.58%	.57%	.59%	.61%
Expenses net of all reductions	.55%	.56%	.55%	.58%	.60%
Net investment income	3.11%	3.18%	2.87%	2.94%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,608	$ 250,802	$ 325,371	$ 307,681	$ 214,538
Portfolio turnover rate	126%	126%	108%	94%	98%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income E	.41	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(.64)	(1.14)	.24	1.98	.35
Total from investment operations	(.23)	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.50)	(.47)	(.37)	(.36)	-
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C, D	(1.72)%	(4.38)%	4.43%	17.27%	3.04%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.68%	.67%	.70%	.71% A
Expenses net of voluntary waivers, if any	.67%	.68%	.67%	.70%	.71% A
Expenses net of all reductions	.65%	.66%	.66%	.69%	.71% A
Net investment income	3.01%	3.08%	2.77%	2.79%	3.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,455	$ 27,563	$ 27,054	$ 9,562	$ 10
Portfolio turnover rate	126%	126%	108%	94%	98%
Selected Per-Share Data

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income E	.38	.40
Net realized and unrealized gain (loss)	(.63)	(.75)
Total from investment operations	(.25)	(.35)
Less Distributions
From net investment income	(.51)	(.47)
From net realized gain	-	(.35)
In excess of net realized gain	-	(.05)
Total distributions	(.51)	(.87)
Net asset value, end of period	$ 13.61	$ 14.37
Total Return B, C, D	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.85% A
Expenses net of all reductions	.81%	.83% A
Net investment income	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,798	$ 4,797
Portfolio turnover rate	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class 2	-9.01%	9.93%	9.70%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $15,893 - a 58.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy,
Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months ending December 31, 2001, the fund beat the -11.89% return of the Standard & Poor's 500 Index while trailing the -7.19% mark of the Lipper variable annuity growth & income funds average.

Q. Why did the fund outperform the index but lag the Lipper average during the period?

A. Underweighting technology and health care helped the fund outperform the S&P 500. Although underweighting technology hurt the fund's comparative performance during the relatively strong second and fourth quarters, it was a positive influence for the period overall because of the extremely weak first and third quarters, the latter of which included the downdraft resulting from the September 11 terrorist attacks. In the health care sector, drug stocks languished for most of 2001 because of a lull in new product development and branded drugs' rapid loss of market share to generics. Underweighting pharmaceutical stocks, therefore, proved to be timely. Finally, carrying roughly 10% of the fund's assets in cash in a weak market environment was beneficial to relative performance. The fund trailed the peer group average mainly because value outperformed growth during the period, and my peers tended to carry a heavier weighting in value stocks than I did.

Q. Why did you remain defensively positioned during the strong fourth-quarter rally?

A. I think a lot of investors bought stocks in the fourth quarter mainly because of one factor - the Federal Reserve Board. The Fed, which cut short-term interest rates a record 11 times in 2001, was particularly aggressive following the September 11 tragedy. Historically, repeated cuts in interest rates have usually resulted in a stronger economy and higher stock prices. However, falling interest rates tend to have the most direct impact on consumer spending, which remained fairly strong during the period. The current recession, on the other hand, was triggered by a drop in corporate capital spending caused by a prior overbuilding spree in telecommunications and other industries. I believed that no matter how low rates went, it would take more time to work those excesses out of the system.

Q. What stocks did well for the fund?

A. Microsoft contributed the most positively to performance. The stock had sold off sharply toward the end of 2000 and rebounded during the period, as investors looked for stocks with reliable earnings in a weakening economy. In addition, the outlook for Microsoft brightened when a federal appeals court overturned a lower court's ruling that the company must be split in two as a remedy for its anticompetitive practices. Finally, the stock was helped by new product cycles for Microsoft's Windows operating system and Office software suite, as well as the introduction of its Xbox video game console. Another holding that performed well, Gillette, attracted investors' interest partly because it's in a sector considered to offer stable earnings growth. I also timed my purchases well, so Gillette helped performance even though it advanced only marginally during the period. Moreover, investors reacted positively to recently appointed CEO Jim Kilts' stated goals of refocusing the company on its core businesses and driving return on invested capital higher.

Q. What stocks detracted from performance?

A. Cisco Systems was the biggest detractor. Throughout the 1990s, the stock had offered extremely reliable earnings growth, but substantial earnings shortfalls in 2001 drove the stock sharply lower, especially in the first half of the period. Wireless telephone service provider Nextel Communications was another detractor. Continued strong growth in wireless subscribers could not offset the negative impact of the company's weak cash flow and balance sheet position. In the brokerage group, I expected Morgan Stanley and Merrill Lynch to benefit from falling interest rates, but the stocks were hurt by a slowdown in initial public offerings, fewer mergers and acquisitions and overall weak economic activity.

Q. What's your outlook, Louis?

A. Given the market's strong fourth-quarter rally, I think that stocks might be vulnerable to a correction in the near term. I plan to continue with a cautious approach, emphasizing stocks with strong balance sheets and cash flows, solid management teams and a history of stable earnings growth. Eventually, there should come a time to be more aggressive, but I think that the "throw caution to the winds" approach of many investors in the fourth quarter could be premature.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2001, more than
$1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 0.3%
Ford Motor Co.	225,500	$ 3,544,860
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	128,700	3,406,689
Starwood Hotels & Resorts Worldwide, Inc. unit	187,200	5,587,920
		8,994,609
Media - 14.3%
Adelphia Communications Corp. Class A (a)	180,200	5,618,636
AOL Time Warner, Inc. (a)	89,700	2,879,370
Comcast Corp. Class A (special) (a)	286,300	10,306,800
E.W. Scripps Co. Class A	68,700	4,534,200
EchoStar Communications Corp. Class A (a)	1,543,200	42,391,704
Gannett Co., Inc.	148,200	9,963,486
General Motors Corp. Class H (a)	906,500	14,005,425
Knight-Ridder, Inc.	152,100	9,875,853
Liberty Media Corp. Class A (a)	506,300	7,088,200
LodgeNet Entertainment Corp. (a)	42,900	733,161
Omnicom Group, Inc.	367,400	32,827,190
Pegasus Communications Corp. Class A (a)	1,351,200	14,065,992
The New York Times Co. Class A	97,500	4,216,875
Viacom, Inc. Class B (non-vtg.) (a)	143,592	6,339,604
Walt Disney Co.	649,100	13,449,352
		178,295,848
Multiline Retail - 3.9%
Kohls Corp. (a)	198,900	14,010,516
Wal-Mart Stores, Inc.	608,700	35,030,685
		49,041,201
Specialty Retail - 1.2%
Home Depot, Inc.	297,500	15,175,475
Textiles & Apparel - 0.5%
Liz Claiborne, Inc.	138,900	6,910,275
TOTAL CONSUMER DISCRETIONARY		261,962,268
CONSUMER STAPLES - 11.6%
Beverages - 1.2%
The Coca-Cola Co.	312,100	14,715,515
Food & Drug Retailing - 1.4%
Kroger Co. (a)	196,600	4,103,042
Walgreen Co.	388,500	13,076,910
		17,179,952
Food Products - 0.9%
McCormick & Co., Inc. (non-vtg.)	92,800	3,894,816
Unilever NV (NY Shares)	127,200	7,327,992
		11,222,808

	Shares	Value (Note 1)
Household Products - 1.9%
Colgate-Palmolive Co.	209,100	$ 12,075,525
Kimberly-Clark Corp.	202,100	12,085,580
		24,161,105
Personal Products - 3.6%
Gillette Co.	1,345,200	44,929,680
Tobacco - 2.6%
Philip Morris Companies, Inc.	720,360	33,028,506
TOTAL CONSUMER STAPLES		145,237,566
ENERGY - 2.7%
Oil & Gas - 2.7%
Exxon Mobil Corp.	851,056	33,446,501
FINANCIALS - 17.4%
Banks - 0.9%
Bank One Corp.	153,700	6,001,985
Wells Fargo & Co.	126,400	5,492,080
		11,494,065
Diversified Financials - 13.5%
Fannie Mae	450,100	35,782,950
Freddie Mac	592,332	38,738,513
Goldman Sachs Group, Inc.	161,500	14,979,125
Merrill Lynch & Co., Inc.	589,800	30,740,376
Morgan Stanley Dean Witter & Co.	880,800	49,271,952
		169,512,916
Insurance - 1.9%
American International Group, Inc.	293,605	23,312,237
Real Estate - 1.1%
Equity Office Properties Trust	221,600	6,665,728
Equity Residential Properties Trust (SBI)	229,800	6,597,558
		13,263,286
TOTAL FINANCIALS		217,582,504
HEALTH CARE - 7.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	560,900	31,657,196
Pharmaceuticals - 4.8%
Allergan, Inc.	109,200	8,195,460
Bristol-Myers Squibb Co.	207,800	10,597,800
Merck & Co., Inc.	85,500	5,027,400
Pfizer, Inc.	780,900	31,118,865
Schering-Plough Corp.	50,700	1,815,567
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,900	3,075,337
		59,830,429
TOTAL HEALTH CARE		91,487,625
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	208,300	$ 7,044,706
Lockheed Martin Corp.	189,600	8,848,632
Northrop Grumman Corp.	70,200	7,076,862
United Technologies Corp.	51,500	3,328,445
		26,298,645
Airlines - 0.8%
Mesaba Holdings, Inc. (a)	408,000	2,904,960
Southwest Airlines Co.	369,800	6,833,904
		9,738,864
Building Products - 0.8%
American Standard Companies, Inc. (a)	69,400	4,735,162
Masco Corp.	226,200	5,541,900
		10,277,062
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	242,600	13,714,178
Industrial Conglomerates - 3.5%
General Electric Co.	1,105,600	44,312,448
Machinery - 0.8%
Eaton Corp.	92,800	6,905,248
Kennametal, Inc.	76,032	3,061,809
		9,967,057
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	386,200	11,018,286
Union Pacific Corp.	245,000	13,965,000
		24,983,286
TOTAL INDUSTRIALS		139,291,540
INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	806,700	14,609,337
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	241,800	6,572,124
Sun Microsystems, Inc. (a)	387,000	4,760,100
		11,332,224
Software - 4.5%
Adobe Systems, Inc.	62,400	1,937,520
Microsoft Corp. (a)	823,100	54,530,375
		56,467,895
TOTAL INFORMATION TECHNOLOGY		82,409,456

	Shares	Value (Note 1)
MATERIALS - 0.5%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	152,100	$ 6,465,771
Containers & Packaging - 0.0%
Ball Corp.	3	212
TOTAL MATERIALS		6,465,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 4.3%
BellSouth Corp.	962,900	36,734,635
Qwest Communications International, Inc.	202,800	2,865,564
SBC Communications, Inc.	361,930	14,176,798
		53,776,997
Wireless Telecommunication Services - 2.0%
Nextel Communications, Inc. Class A (a)	2,232,000	24,462,720
TOTAL TELECOMMUNICATION SERVICES		78,239,717
TOTAL COMMON STOCKS (Cost $1,048,564,966)		1,056,123,160
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $1,545,000)	3,090	1,483,200
Corporate Bonds - 2.8%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.6%
CONSUMER DISCRETIONARY - 1.6%
Media - 1.6%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 21,240,000	19,169,100
Nonconvertible Bonds - 1.2%
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B1	6,200,000	4,371,000
9.375% 11/15/09	B1	7,970,000	6,216,600
9.5% 2/1/11	B1	6,050,000	4,658,500
			15,246,100
TOTAL CORPORATE BONDS (Cost $35,582,665)			34,415,200
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $2,749,498)	-	$ 2,750,000	$ 2,749,876
Money Market Funds - 14.9%
Fidelity Cash Central Fund, 1.94% (b)	185,703,445	185,703,445
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	622,800	622,800
TOTAL MONEY MARKET FUNDS (Cost $186,326,245)		186,326,245
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,274,768,374)	1,281,097,681
NET OTHER ASSETS - (2.4)%	(30,307,928)
NET ASSETS - 100%	$ 1,250,789,753
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
138 S&P 500 Index Contracts	March 2002	$ 39,647,400	$ 1,065,222

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,169,100 or 1.5% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,524,886.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $750,723,317 and $587,927,477, respectively.
The market value of futures contracts opened and closed during the period amounted to $180,955,700 and $196,737,773, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,669 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,283,171,419. Net unrealized
depreciation aggregated $2,073,738, of which $123,490,514 related to appreciated investment securities and $125,564,252 related to depreciated investment securities.

The fund hereby designates approximately $49,913,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $49,149,000 all of which will expire on December 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $568,824) (cost $1,274,768,374) - See accompanying schedule		$ 1,281,097,681
Receivable for fund shares sold		1,935,021
Dividends receivable		1,106,355
Interest receivable		770,158
Other receivables		239
Total assets		1,284,909,454
Liabilities
Payable for investments purchased	$ 32,400,554
Payable for fund shares redeemed	148,215
Accrued management fee	487,202
Distribution fees payable	34,772
Payable for daily variation on futures contracts	348,450
Other payables and accrued expenses	77,708
Collateral on securities loaned, at value	622,800
Total liabilities		34,119,701
Net Assets		$ 1,250,789,753
Net Assets consist of:
Paid in capital		$ 1,283,469,618
Undistributed net investment income		15,180,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,256,514)
Net unrealized appreciation (depreciation) on investments		7,396,530
Net Assets		$ 1,250,789,753
Initial Class: Net Asset Value, offering price and redemption price per share($893,358,593 ÷ 67,723,643 shares)		$13.19
Service Class: Net Asset Value, offering price and redemption price per share ($281,193,721 ÷ 21,436,225 shares)		$13.12
Service Class 2: Net Asset Value, offering price and redemption price per share($76,237,439 ÷ 5,834,859 shares)		$13.07

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 13,328,506
Interest		9,298,151
Security lending		4,289
Total income		22,630,946
Expenses
Management fee	$ 5,687,390
Transfer agent fees	794,956
Distribution fees	317,341
Accounting and security lending fees	292,123
Non-interested trustees' compensation	4,084
Custodian fees and expenses	18,693
Audit	32,890
Legal	8,860
Miscellaneous	81,661
Total expenses before reductions	7,237,998
Expense reductions	(225,005)	7,012,993
Net investment income		15,617,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(45,746,360)
Foreign currency transactions	(16)
Futures contracts	(9,596,779)	(55,343,155)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(76,518,126)
Assets and liabilities in foreign currencies	(78)
Futures contracts	3,282,503	(73,235,701)
Net gain (loss)		(128,578,856)
Net increase (decrease) in net assets resulting from operations		$ (112,960,903)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 15,617,953	$ 15,412,988
Net realized gain (loss)	(55,343,155)	51,522,057
Change in net unrealized appreciation (depreciation)	(73,235,701)	(117,592,479)
Net increase (decrease) in net assets resulting from operations	(112,960,903)	(50,657,434)
Distributions to shareholders From net investment income	(15,500,793)	(14,244,192)
From net realized gain	(50,237,278)	(92,962,107)
Total distributions	(65,738,071)	(107,206,299)
Share transactions - net increase (decrease)	192,076,906	40,278,821
Total increase (decrease) in net assets	13,377,932	(117,584,912)
Net Assets
Beginning of period	1,237,411,821	1,354,996,733
End of period (including undistributed net investment income of $15,180,119 and $15,511,227, respectively)	$ 1,250,789,753	$ 1,237,411,821

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,754,467	$ 118,081,480	8,109,723	$ 126,150,301
Reinvested	3,712,724	53,277,595	6,348,551	97,958,146
Redeemed	(11,004,137)	(145,071,678)	(20,994,145)	(328,655,829)
Net increase (decrease)	1,463,054	$ 26,287,397	(6,535,871)	$ (104,547,382)
Service Class Sold	7,628,976	$ 102,324,030	8,415,703	$ 130,655,851
Reinvested	812,593	11,603,819	601,152	9,239,713
Redeemed	(1,028,965)	(13,471,861)	(538,927)	(8,390,790)
Net increase (decrease)	7,412,604	$ 100,455,988	8,477,928	$ 131,504,774
Service Class 2 A Sold	5,096,985	$ 66,757,918	904,808	$ 14,041,948
Reinvested	60,117	856,657	550	8,442
Redeemed	(181,025)	(2,281,054)	(46,576)	(728,961)
Net increase (decrease)	4,976,077	$ 65,333,521	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 12,653,429		$ 13,015,416
Service Class		2,643,908		1,227,654
Service Class 2 A		203,456		1,122
Total		$ 15,500,793		$ 14,244,192
From net realized gain Initial Class		$ 40,624,166		$ 84,942,728
Service Class		8,959,911		8,012,059
Service Class 2 A		653,201		7,320
Total		$ 50,237,278		$ 92,962,107
		$ 65,738,071		$ 107,206,299

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Income from Investment Operations
Net investment income E	.18	.20	.18	.15	.13
Net realized and unrealized gain (loss)	(1.45)	(.81)	1.27	3.54	2.84
Total from investment operations	(1.27)	(.61)	1.45	3.69	2.97
Less Distributions
From net investment income	(.19)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.80)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Total Return C, D	(8.75)%	(3.62)%	9.17%	29.59%	30.09%
Ratios to Average Net Assets G
Expenses before expense reductions	.58%	.58%	.60%	.61%	.70%
Expenses net of voluntary waivers, if any	.58%	.58%	.60%	.61%	.70%
Expenses net of all reductions	.56%	.57%	.59%	.60%	.70%
Net investment income	1.34%	1.26%	1.08%	1.08%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287
Portfolio turnover rate	58%	72%	58%	66%	81%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income E	.16	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(1.44)	(.80)	1.27	3.50	.49
Total from investment operations	(1.28)	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.18)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C, D	(8.85)%	(3.69)%	9.06%	29.27%	4.29%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.69%	.70%	.71%	.81% A
Expenses net of voluntary waivers, if any	.68%	.69%	.70%	.71%	.80% A
Expenses net of all reductions	.66%	.68%	.69%	.70%	.80% A
Net investment income	1.24%	1.16%	.98%	1.05%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,194	$ 212,994	$ 95,600	$ 18,375	$ 10
Portfolio turnover rate	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income E	.14	.15
Net realized and unrealized gain (loss)	(1.44)	(.49)
Total from investment operations	(1.30)	(.34)
Less Distributions
From net investment income	(.19)	(.19)
From net realized gain	(.61)	(1.24)
Total distributions	(.80)	(1.43)
Net asset value, end of period	$ 13.07	$ 15.17
Total Return B,C, D	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	.85% A
Expenses net of voluntary waivers, if any	.84%	.85% A
Expenses net of all reductions	.82%	.84% A
Net investment income	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,237	$ 13,025
Portfolio turnover rate	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class 2	-14.64%	3.55%	9.32%
S&P 500®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,657 - an 86.57% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2001, the fund outperformed the variable annuity growth funds average as tracked by Lipper Inc., which fell 17.50%, but trailed the -11.89% return of the Standard & Poor's 500 Index.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance in a slowing economy. Historically, that's been an effective strategy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Overweighting Bristol-Myers also hurt, as its stock struggled due to setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft, PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer all made the list of top-10 absolute contributors to fund performance. On the other hand, EMC, Cisco and Sun Microsystems - all of which I fortunately underweighted - still were among the fund's worst absolute detractors. Tech stocks in general had a great run in the final quarter of 2001; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that didn't perform as I'd hoped. Bank of America was the fund's second-best contributor on an individual security basis. Shifting away from a multi-year acquisition strategy, management has refocused on improving the efficiencies of its operations and increasing the returns on assets. Conversely, the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. At the same time, I think it may be too late to be fully invested in defensive sectors. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2001, more than $975 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	24,200	$ 895,642
Starwood Hotels & Resorts Worldwide, Inc. unit	76,900	2,295,465
		3,191,107
Household Durables - 0.4%
Black & Decker Corp.	115,270	4,349,137
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	126,300	3,717,009
Media - 8.4%
AOL Time Warner, Inc. (a)	331,000	10,625,100
Clear Channel Communications, Inc. (a)	193,100	9,830,721
Comcast Corp. Class A (special) (a)	52,500	1,890,000
Fox Entertainment Group, Inc. Class A (a)	410,900	10,901,177
McGraw-Hill Companies, Inc.	51,100	3,116,078
Omnicom Group, Inc.	101,900	9,104,765
The New York Times Co. Class A	17,500	756,875
Univision Communications, Inc. Class A (a)	344,000	13,918,240
Viacom, Inc.:
Class A (a)	21,800	964,650
Class B (non-vtg.) (a)	461,020	20,354,033
		81,461,639
Multiline Retail - 1.7%
Costco Wholesale Corp. (a)	34,900	1,548,862
Federated Department Stores, Inc. (a)	27,600	1,128,840
JCPenney Co., Inc.	266,400	7,166,160
Target Corp.	41,000	1,683,050
Wal-Mart Stores, Inc.	86,200	4,960,810
		16,487,722
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A (a)	58,100	1,541,393
Home Depot, Inc.	244,800	12,487,248
Lowe's Companies, Inc.	224,100	10,400,481
RadioShack Corp.	18,500	556,850
Staples, Inc. (a)	162,300	3,035,010
		28,020,982
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	54,100	3,042,584
TOTAL CONSUMER DISCRETIONARY		140,270,180
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	21,000	1,022,490
The Coca-Cola Co.	389,200	18,350,780
		19,373,270
Food & Drug Retailing - 0.9%
Albertson's, Inc.	98,200	3,092,318
Rite Aid Corp. (a)	45,600	230,736

	Shares	Value (Note 1)
Rite Aid Corp.	108,000	$ 546,480
Safeway, Inc. (a)	109,900	4,588,325
		8,457,859
Food Products - 0.2%
Kraft Foods, Inc. Class A	75,800	2,579,474
Household Products - 0.8%
Colgate-Palmolive Co.	34,200	1,975,050
Kimberly-Clark Corp.	68,100	4,072,380
Procter & Gamble Co.	18,920	1,497,140
		7,544,570
Personal Products - 2.9%
Avon Products, Inc.	72,722	3,381,573
Gillette Co.	758,370	25,329,558
		28,711,131
Tobacco - 2.0%
Philip Morris Companies, Inc.	425,220	19,496,337
TOTAL CONSUMER STAPLES		86,162,641
ENERGY - 6.9%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	81,200	2,961,364
Cooper Cameron Corp. (a)	64,500	2,603,220
Halliburton Co.	163,500	2,141,850
Schlumberger Ltd. (NY Shares)	230,000	12,638,500
		20,344,934
Oil & Gas - 4.8%
BP PLC sponsored ADR	185,990	8,650,395
ChevronTexaco Corp.	140,800	12,617,088
Conoco, Inc.	148,700	4,208,210
Exxon Mobil Corp.	501,800	19,720,740
TotalFinaElf SA:
Class B	6,153	864,373
sponsored ADR	9,405	660,607
		46,721,413
TOTAL ENERGY		67,066,347
FINANCIALS - 20.5%
Banks - 2.9%
Bank of America Corp.	242,400	15,259,080
Bank One Corp.	71,600	2,795,980
FleetBoston Financial Corp.	281,000	10,256,500
		28,311,560
Diversified Financials - 14.8%
American Express Co.	240,000	8,565,600
Charles Schwab Corp.	334,300	5,171,621
Citigroup, Inc.	978,900	49,414,872
Fannie Mae	310,600	24,692,700
Freddie Mac	326,300	21,340,020
Merrill Lynch & Co., Inc.	308,600	16,084,232
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.	212,300	$ 11,876,062
USA Education, Inc.	83,800	7,040,876
		144,185,983
Insurance - 2.8%
AFLAC, Inc.	58,100	1,426,936
American International Group, Inc.	315,562	25,055,623
Hartford Financial Services Group, Inc.	12,700	797,941
Prudential Financial, Inc.	7,400	245,606
		27,526,106
TOTAL FINANCIALS		200,023,649
HEALTH CARE - 14.0%
Biotechnology - 1.2%
Amgen, Inc. (a)	103,100	5,818,964
Celgene Corp. (a)	76,700	2,448,264
Sepracor, Inc. (a)	66,300	3,783,078
Vertex Pharmaceuticals, Inc. (a)	4,500	110,655
		12,160,961
Health Care Equipment & Supplies - 1.8%
Guidant Corp. (a)	198,300	9,875,340
Medtronic, Inc.	122,500	6,273,225
Zimmer Holdings, Inc. (a)	47,550	1,452,177
		17,600,742
Health Care Providers & Services - 1.0%
Cardinal Health, Inc.	158,605	10,255,399
Pharmaceuticals - 10.0%
American Home Products Corp.	286,900	17,604,184
Bristol-Myers Squibb Co.	301,300	15,366,300
Eli Lilly & Co.	45,600	3,581,424
Forest Laboratories, Inc. (a)	140,240	11,492,668
Johnson & Johnson	110,600	6,536,460
King Pharmaceuticals, Inc. (a)	35,600	1,499,828
Merck & Co., Inc.	22,400	1,317,120
Pfizer, Inc.	828,093	32,999,506
Schering-Plough Corp.	188,000	6,732,280
		97,129,770
TOTAL HEALTH CARE		137,146,872
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	22,000	1,199,000
Airlines - 0.4%
Delta Air Lines, Inc.	22,200	649,572
Southwest Airlines Co.	165,350	3,055,668
		3,705,240
Building Products - 0.1%
Masco Corp.	55,700	1,364,650

	Shares	Value (Note 1)
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	167,400	$ 2,353,644
Avery Dennison Corp.	16,800	949,704
Dun & Bradstreet Corp. (a)	21,450	757,185
Paychex, Inc.	96,223	3,353,372
Robert Half International, Inc. (a)	60,900	1,626,030
		9,039,935
Industrial Conglomerates - 6.6%
General Electric Co.	958,450	38,414,676
Minnesota Mining & Manufacturing Co.	80,300	9,492,263
Textron, Inc.	71,700	2,972,682
Tyco International Ltd.	225,700	13,293,730
		64,173,351
Machinery - 1.1%
Danaher Corp.	139,400	8,407,214
Ingersoll-Rand Co.	46,700	1,952,527
		10,359,741
Road & Rail - 1.2%
CSX Corp.	171,990	6,028,250
Union Pacific Corp.	96,740	5,514,180
		11,542,430
TOTAL INDUSTRIALS		101,384,347
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.6%
Brocade Communications System, Inc. (a)	22,700	751,824
Cisco Systems, Inc. (a)	322,860	5,846,995
Comverse Technology, Inc. (a)	49,900	1,116,263
Corning, Inc.	180,400	1,609,168
Lucent Technologies, Inc.	144,900	911,421
Nokia Corp. sponsored ADR	79,600	1,952,588
QUALCOMM, Inc. (a)	63,600	3,211,800
		15,400,059
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	221,400	6,017,652
EMC Corp. (a)	178,740	2,402,266
International Business Machines Corp.	36,300	4,390,848
Sun Microsystems, Inc. (a)	120,500	1,482,150
		14,292,916
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	40,600	1,988,588
Electronic Data Systems Corp.	37,800	2,591,190
Investment Technology Group, Inc. (a)	25,050	978,704
		5,558,482
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	85,500	3,795,345
Applied Materials, Inc. (a)	12,300	493,230
Atmel Corp. (a)	168,300	1,240,371
Intel Corp.	396,610	12,473,385
International Rectifier Corp. (a)	27,900	973,152
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
KLA-Tencor Corp. (a)	73,400	$ 3,637,704
LAM Research Corp. (a)	55,600	1,291,032
Micron Technology, Inc. (a)	217,800	6,751,800
National Semiconductor Corp. (a)	168,500	5,188,115
Teradyne, Inc. (a)	108,400	3,267,176
Xilinx, Inc. (a)	74,100	2,893,605
		42,004,915
Software - 6.9%
BEA Systems, Inc. (a)	70,800	1,090,320
Computer Associates International, Inc.	172,500	5,949,525
Microsoft Corp. (a)	842,900	55,842,122
PeopleSoft, Inc. (a)	37,300	1,499,460
Siebel Systems, Inc. (a)	44,900	1,256,302
Synopsys, Inc. (a)	26,800	1,583,076
		67,220,805
TOTAL INFORMATION TECHNOLOGY		144,477,177
MATERIALS - 1.3%
Chemicals - 0.4%
Praxair, Inc.	67,200	3,712,800
Metals & Mining - 0.1%
Alcoa, Inc.	45,500	1,617,525
Paper & Forest Products - 0.8%
Georgia-Pacific Group	110,900	3,061,949
International Paper Co.	40,200	1,622,070
Weyerhaeuser Co.	54,800	2,963,584
		7,647,603
TOTAL MATERIALS		12,977,928
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
ALLTEL Corp.	34,200	2,111,166
AT&T Corp.	35,400	642,156
BellSouth Corp.	228,700	8,724,905
SBC Communications, Inc.	279,060	10,930,780
		22,409,007
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	311,000	3,408,560
Vodafone Group PLC	122,991	315,842
		3,724,402
TOTAL TELECOMMUNICATION SERVICES		26,133,409
TOTAL COMMON STOCKS (Cost $844,935,141)		915,642,550
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 380,000	$ 442,700
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	275,000	317,625
TOTAL CORPORATE BONDS (Cost $663,250)			760,325
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	58,844,220	58,844,220
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	5,586,000	5,586,000
TOTAL MONEY MARKET FUNDS (Cost $64,430,220)		64,430,220
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $910,028,611)		980,833,095
NET OTHER ASSETS - (0.5)%		(5,251,472)
NET ASSETS - 100%		$ 975,581,623
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $442,700 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $890,188,503 and $956,077,373, respectively.
The market value of futures contracts opened and closed during the period amounted to $62,337,043 and $120,943,171, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,330 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $915,157,074. Net unrealized appreciation aggregated $65,676,021, of which $127,914,640 related to appreciated investment securities and $62,238,619 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $180,431,000 of which $30,553,000 and $149,878,000 will expire on December 31, 2008 and 2009, respectively.

Growth Opportunities Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,385,100) (cost $910,028,611) - See accompanying schedule		$ 980,833,095
Receivable for investments sold		5,956,186
Receivable for fund shares sold		567,671
Dividends receivable		814,165
Interest receivable		122,722
Other receivables		17,163
Total assets		988,311,002
Liabilities
Payable for investments purchased	$ 5,318,130
Payable for fund shares redeemed	1,174,038
Accrued management fee	470,385
Distribution fees payable	32,259
Other payables and accrued expenses	148,567
Collateral on securities loaned, at value	5,586,000
Total liabilities		12,729,379
Net Assets		$ 975,581,623
Net Assets consist of:
Paid in capital		$ 1,083,717,421
Undistributed net investment income		8,073,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,010,061)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,800,265
Net Assets		$ 975,581,623
Initial Class: Net Asset Value, offering price and redemption price per share ($652,492,820 ÷ 43,124,544 shares)		$15.13
Service Class: Net Asset Value, offering price and redemption price per share ($278,445,984 ÷18,433,884 shares)		$15.11
Service Class 2: Net Asset Value, offering price and redemption price per share ($44,642,819 ÷ 2,968,403 shares)		$15.04

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 11,706,366
Interest		4,054,388
Security lending		41,517
Total income		15,802,271
Expenses
Management fee	$ 6,264,611
Transfer agent fees	721,777
Distribution fees	388,030
Accounting and security lending fees	275,340
Non-interested trustees' compensation	3,825
Custodian fees and expenses	48,556
Registration fees	369
Audit	27,084
Legal	8,449
Miscellaneous	101,673
Total expenses before reductions	7,839,714
Expense reductions	(223,343)	7,616,371
Net investment income		8,185,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(137,476,105)
Foreign currency transactions	(9,178)
Futures contracts	(12,018,735)	(149,504,018)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,485,765)
Assets and liabilities in foreign currencies	(23,418)
Futures contracts	2,539,863	(46,969,320)
Net gain (loss)		(196,473,338)
Net increase (decrease) in net assets resulting from operations		$ (188,287,438)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,185,900	$ 4,525,883
Net realized gain (loss)	(149,504,018)	(32,475,684)
Change in net unrealized appreciation (depreciation)	(46,969,320)	(259,144,628)
Net increase (decrease) in net assets resulting from operations	(188,287,438)	(287,094,429)
Distributions to shareholders From net investment income	(4,056,791)	(22,196,821)
From net realized gain	-	(110,899,964)
Total distributions	(4,056,791)	(133,096,785)
Share transactions - net increase (decrease)	(155,735,950)	(142,511,511)
Total increase (decrease) in net assets	(348,080,179)	(562,702,725)
Net Assets
Beginning of period	1,323,661,802	1,886,364,527
End of period (including undistributed net investment income of $8,073,998 and $3,904,996, respectively)	$ 975,581,623	$ 1,323,661,802

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,904,497	$ 154,769,236	13,001,624	$ 264,392,501
Reinvested	181,161	3,172,127	5,190,172	107,280,841
Redeemed	(20,623,054)	(321,562,633)	(31,115,720)	(637,099,314)
Net increase (decrease)	(10,537,396)	$ (163,621,270)	(12,923,924)	$ (265,425,972)
Service Class Sold	3,240,124	$ 50,526,723	6,103,794	$ 124,023,915
Reinvested	44,864	785,129	1,249,806	25,808,497
Redeemed	(4,389,986)	(67,420,661)	(2,725,190)	(55,547,216)
Net increase (decrease)	(1,104,998)	$ (16,108,809)	4,628,410	$ 94,285,196
Service Class 2 A Sold	2,152,732	$ 33,624,263	1,534,357	$ 30,073,097
Reinvested	5,704	99,535	361	7,444
Redeemed	(650,918)	(9,729,669)	(73,833)	(1,451,276)
Net increase (decrease)	1,507,518	$ 23,994,129	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 3,172,127		$ 17,993,920
Service Class		785,129		4,201,689
Service Class 2 A		99,535		1,212
Total		$ 4,056,791		$ 22,196,821
From net realized gain Initial Class		$ -		$ 89,286,924
Service Class		-		21,606,808
Service Class 2 A		-		6,232
Total		$ -		$ 110,899,964
		$ 4,056,791		$ 133,096,785

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Income from Investment Operations
Net investment income E	.12	.06	.27	.26	.29
Net realized and unrealized gain (loss)	(2.67)	(3.77)	.66	4.29	4.18
Total from investment operations	(2.55)	(3.71)	.93	4.55	4.47
Less Distributions
From net investment income	(.06)	(.29)	(.23)	(.21)	(.25)
From net realized gain	-	(1.41)	(.43)	(.73)	(.35)
Total distributions	(.06)	(1.70)	(.66)	(.94)	(.60)
Net asset value, end of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Total Return C, D	(14.42)%	(17.07)%	4.27%	24.61%	29.95%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.68%	.69%	.71%	.74%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.71%	.74%
Expenses net of all reductions	.67%	.66%	.68%	.70%	.73%
Net investment income	.79%	.31%	1.20%	1.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766
Portfolio turnover rate	89%	117%	42%	29%	26%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income E	.11	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(2.67)	(3.76)	.66	4.30	.73
Total from investment operations	(2.56)	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.04)	(.28)	(.22)	(.21)	-
From net realized gain	-	(1.41)	(.43)	(.73)	-
Total distributions	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C, D	(14.49)%	(17.13)%	4.18%	24.51%	4.16%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.79%	.80%	.84% A
Expenses net of voluntary waivers, if any	.79%	.79%	.79%	.80%	.84% A
Expenses net of all reductions	.77%	.76%	.78%	.79%	.83% A
Net investment income	.69%	.21%	1.09%	1.16%	1.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,446	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Portfolio turnover rate	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income E	.08	.01
Net realized and unrealized gain (loss)	(2.66)	(3.34)
Total from investment operations	(2.58)	(3.33)
Less Distributions
From net investment income	(.06)	(.28)
From net realized gain	-	(1.41)
Total distributions	(.06)	(1.69)
Net asset value, end of period	$ 15.04	$ 17.68
Total Return B, C, D	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.95% A
Expenses net of voluntary waivers, if any	.95%	.95% A
Expenses net of all reductions	.93%	.93% A
Net investment income	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,643	$ 25,827
Portfolio turnover rate	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class 2	8.08%	7.06%	6.85%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman® Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,391 - a 93.91% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Ford O'Neil became Portfolio Manager of Investment Grade Bond Portfolio on October 29, 2001.

Q. How did the fund perform, Ford?

A. Quite well. For the year that ended December 31, 2001, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 8.44%, and the variable annuity intermediate investment grade debt funds average tracked by Lipper Inc., which returned 8.11%.

Q. How would you recap the past year for investment-grade bonds?

A. In 2001, we saw bonds outperform stocks for the second straight year, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities by risk-averse investors. The Federal Reserve Board helped spur demand for bonds by reducing the fed funds target rate 11 times during the period in an effort to rescue the flailing economy. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as the market began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. Most spread sectors, particularly corporate bonds, performed well and garnered a healthy advantage over Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until September 11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and government agency securities. Treasuries were further bolstered by the U.S. government's decision in late October to discontinue future issuance of the 30-year bond, which sent its price soaring and its yield plummeting to the lowest level in nearly three years. However, this rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate cutting campaign.

Q. What factors helped shape the fund's returns amid this volatile market?

A. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads - rebounding from historically wide levels despite weak corporate earnings and a record amount of supply - tightened significantly relative to government issues. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance concentrated in this section of the yield curve. Moreover, the fund benefited from the excess yield it generated over Treasuries, as well as by becoming less aggressive and pulling back our corporate weighting during their summer rally, based on our concerns about supply and a weakening economy. We also further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates - including transportation, technology and consumer cyclical issues - at attractive prices. This move helped, as these securities bounced back strongly late in the period.

Q. What other moves had an influence on performance?

A. Diversification remained an important theme throughout the year. Although good credit analysis enabled us to avoid several companies that encountered severe financial stress, having a highly diverse portfolio helped partially protect us from credit events that were impossible to model, analyze or predict. Holding smaller positions in more securities helped reduce our risk exposure and limit our downside relative to the index and many of our peers. Spreading out our sector exposure further aided performance. While emphasizing higher-yielding mortgage securities proved wise for much of the year, diversifying the position late in the period also was an effective strategy. Record low mortgage rates finally triggered a massive refinancing wave - where mortgages get prepaid at par, or face value - a big negative in a market where nearly all bonds were trading at a premium, or above par. We were able to minimize the prepayment risk by shifting our focus toward bonds with strong cash-flow protection characteristics, such as commercial mortgage-backed securities, which performed well. Finally, we captured some additional yield by increasing our stake in high-quality, short-term asset-backed securities.

Q. What's your outlook?

A. With the Fed likely nearing the end of its easing cycle, I feel it makes sense to limit our exposure to the front - or short - end of the yield curve given the unsustainable level of rates there. I also feel that we should continue to overweight mortgages at the expense of Treasuries and agencies, with the belief that the current level of refinancing is unsustainable. Corporates are still the cheapest asset class in the index by far, but security selection and diversification will remain critical to good performance in that sector going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2001, more than $1.4 billion

Manager: Ford O'Neil, since October 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.0%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	$ 290,000	$ 234,900
Media - 2.9%
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	2,100,000	2,168,901
Clear Channel Communications, Inc.:
6% 11/1/06	Baa3	1,500,000	1,467,720
7.875% 6/15/05	Baa3	2,880,000	3,015,446
Comcast Cable Communications, Inc. 6.875% 6/15/09	Baa2	5,000,000	5,053,000
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	810,000	889,323
Cox Communications, Inc. 7.75% 11/1/10	Baa2	3,700,000	3,979,757
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,964,528
News America Holdings, Inc. 7.75% 1/20/24	Baa3	2,475,000	2,431,267
News America, Inc. 7.28% 6/30/28	Baa3	7,175,000	6,681,145
TCI Communications, Inc. 9.8% 2/1/12	Baa2	1,915,000	2,314,699
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	8,800,000	9,954,384
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,386,754
			42,306,924
Multiline Retail - 0.1%
Kmart Corp. 9.375% 2/1/06	Ba2	900,000	740,250
TOTAL CONSUMER DISCRETIONARY			43,282,074
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.6%
Kroger Co.:
6.8% 4/1/11	Baa3	4,500,000	4,587,075
8.05% 2/1/10	Baa3	3,195,000	3,493,477
			8,080,552
Food Products - 0.5%
ConAgra Foods, Inc.:
6.75% 9/15/11	Baa1	3,870,000	3,977,238
7.125% 10/1/26	Baa1	1,270,000	1,347,737
Kellogg Co. 6.6% 4/1/11	Baa2	2,400,000	2,462,904
			7,787,879

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Household Products - 0.2%
Fort James Corp.:
6.5% 9/15/02	Baa3	$ 2,000,000	$ 2,019,240
6.625% 9/15/04	Baa3	350,000	345,884
			2,365,124
Tobacco - 0.8%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	1,500,000	1,577,745
7.65% 7/1/08	A2	5,000,000	5,349,100
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	5,325,000	5,485,496
			12,412,341
TOTAL CONSUMER STAPLES			30,645,896
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	2,320,000	2,278,449
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,093,020
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,336,980
			5,708,449
FINANCIALS - 14.0%
Banks - 3.0%
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,021,270
Bank of America Corp.:
4.75% 10/15/06	Aa2	2,035,000	1,990,271
7.8% 2/15/10	Aa3	6,600,000	7,220,268
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	3,088,170
BankBoston Corp. 6.625% 12/1/05	A2	5,400,000	5,685,606
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	1,160,000	1,292,321
Capital One Bank 6.375% 2/15/03	Baa2	930,000	944,620
First Union Corp. 7.55% 8/18/05	A1	1,475,000	1,598,959
First Union National Bank, North Carolina 7.8% 8/18/10	A1	5,000,000	5,481,750
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,695,000	1,824,312
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	261,903
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	266,440
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,699,419
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 1,025,000	$ 1,081,713
7.375% 9/17/04	Baa2	1,320,000	1,405,246
MBNA Corp. 6.34% 6/2/03	Baa2	350,000	354,097
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	1,500,000	1,563,810
PNC Funding Corp. 5.75% 8/1/06	A2	1,800,000	1,826,100
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	1,750,000	1,771,980
8.817% 3/31/49	A1	1,640,000	1,777,432
Union Planters Corp. 6.75% 11/1/05	A3	400,000	411,952
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	900,000	985,815
			43,553,454
Diversified Financials - 9.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,123,493
Alliance Capital Management LP 5.625% 8/15/06	A2	2,475,000	2,468,318
American Gen. Finance Corp. 5.875% 7/14/06	A1	5,400,000	5,581,980
Amvescap PLC yankee 6.6% 5/15/05	A2	5,100,000	5,250,348
Associates Corp. of North America 6% 7/15/05	Aa1	2,500,000	2,581,875
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	7,750,000	8,105,648
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,188,022
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,154,795
CIT Group, Inc. 5.5% 2/15/04	A2	500,000	513,490
Citigroup, Inc. 7.25% 10/1/10	Aa2	2,900,000	3,110,627
Conoco Funding Co.:
6.35% 10/15/11	Baa1	2,460,000	2,491,709
7.25% 10/15/31	Baa1	1,795,000	1,891,356
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	575,000	589,364
5.25% 6/15/04	A3	235,000	239,486

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
5.5% 8/1/06	A3	$ 2,000,000	$ 1,994,980
6.85% 6/15/04	A3	2,435,000	2,559,842
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	2,000,000	2,029,478
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	250,000	253,165
Devon Financing Corp. ULC 6.875% 9/30/11 (c)	Baa2	4,000,000	3,898,480
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,900,000	2,834,170
6.875% 2/1/06	A2	4,600,000	4,598,390
7.375% 10/28/09	A2	4,020,000	3,968,866
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,840,000	1,875,954
6.75% 1/15/06	A2	2,660,000	2,694,128
6.875% 9/15/11	A2	1,720,000	1,682,246
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	4,300,000	4,482,277
Household Finance Corp.:
6.375% 10/15/11	A2	4,000,000	3,873,760
6.5% 1/24/06	A2	605,000	621,994
8% 5/9/05	A2	595,000	640,166
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	6,600,000	7,622,670
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	5,050,000	5,514,600
J.P. Morgan Chase & Co.:
5.625% 8/15/06	Aa3	1,905,000	1,928,051
6.75% 2/1/11	A1	2,130,000	2,183,378
Mellon Funding Corp. 7.5% 6/15/05	A1	5,650,000	6,156,579
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	3,970,000	4,115,699
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	1,800,000	1,865,952
7.875% 11/15/10	Baa2	2,120,000	2,192,525
Popular North America, Inc. 6.125% 10/15/06	A3	3,235,000	3,130,833
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,110,000	2,156,040
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	3,250,000	3,303,853
Southwest Airlines Co. pass thru trust certificate 5.496% 11/1/06	Aa2	6,000,000	5,847,000
Sprint Capital Corp.:
6.875% 11/15/28	Baa1	5,380,000	4,921,032
7.125% 1/30/06	Baa1	1,480,000	1,542,900
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,667,310
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	826,200
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	$ 785,000	$ 769,755
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,776,544
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,598,670
			133,937,998
Insurance - 0.5%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	792,368
MetLife, Inc. 6.125% 12/1/11	A1	2,150,000	2,129,403
The Chubb Corp. 6.8% 11/15/31	Aa3	5,000,000	4,892,500
			7,814,271
Real Estate - 1.4%
Arden Realty LP 7% 11/15/07	Baa3	5,000,000	4,851,050
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,430,000	1,470,312
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	516,962
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,569,870
EOP Operating LP:
6.5% 1/15/04	Baa1	2,885,000	2,999,304
6.625% 2/15/05	Baa1	4,500,000	4,663,890
ERP Operating LP 7.1% 6/23/04	A3	1,000,000	1,049,170
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	2,700,000	2,736,369
ProLogis Trust 6.7% 4/15/04	Baa1	460,000	474,720
			20,331,647
TOTAL FINANCIALS			205,637,370
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.9%
Lockheed Martin Corp. 8.2% 12/1/09	Baa2	2,000,000	2,251,520
Raytheon Co.:
5.7% 11/1/03	Baa3	1,800,000	1,841,886
7.9% 3/1/03	Baa3	2,535,000	2,655,336
8.2% 3/1/06	Baa3	5,900,000	6,408,403
			13,157,145
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	550,000	474,579
7.73% 9/15/12	Ba2	180,342	133,747

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	$ 334,701	$ 301,231
pass thru trust certificate:
7.57% 11/18/10	A3	465,000	456,435
7.92% 5/18/12	Baa1	500,000	469,990
			1,835,982
Commercial Services & Supplies - 0.3%
First Data Corp. 5.625% 11/1/11	A1	4,000,000	3,764,800
Machinery - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	4,750,000	4,540,953
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	3,102,120
CSX Corp. 7.95% 5/1/27	Baa2	4,000,000	4,431,920
Norfolk Southern Corp. 7.25% 2/15/31	Baa1	2,800,000	2,887,752
			10,421,792
TOTAL INDUSTRIALS			33,720,672
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Motorola, Inc. 8% 11/1/11 (c)	A3	3,375,000	3,411,720
Computers & Peripherals - 0.4%
International Business Machines Corp. 4.875% 10/1/06	A1	6,400,000	6,294,912
TOTAL INFORMATION TECHNOLOGY			9,706,632
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6.5% 3/15/29	A3	10,135,000	8,853,227
8% 11/15/31 (c)	A3	1,625,000	1,677,427
British Telecommunications PLC:
8.375% 12/15/10	Baa1	1,300,000	1,436,318
8.875% 12/15/30	Baa1	3,250,000	3,729,505
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	A2	1,000,000	1,091,940
8.125% 6/15/09 (c)	A2	3,000,000	3,249,750
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,750,000	1,858,255
9% 8/15/31 (c)	Baa2	2,065,000	2,253,390
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	6,750,000	6,815,678
SBC Communications, Inc. 5.75% 5/2/06	Aa3	5,205,000	5,327,786
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	$ 1,730,000	$ 1,750,449
Telefonica Europe BV 8.25% 9/15/30	A2	7,060,000	7,701,613
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,500,000	3,666,250
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09	Baa1	3,048,000	2,899,105
7.7% 7/20/29	Baa1	1,066,000	897,668
TELUS Corp. yankee 7.5% 6/1/07	Baa2	5,310,000	5,527,126
			58,735,487
Wireless Telecommunication Services - 0.2%
Cingular Wireless LLC 7.125% 12/15/31 (c)	A3	3,500,000	3,503,500
TOTAL TELECOMMUNICATION SERVICES			62,238,987
UTILITIES - 2.2%
Electric Utilities - 1.3%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,453,335
7.05% 12/11/07 (c)	Baa2	3,000,000	3,024,000
Detroit Edison Co. 6.125% 10/1/10	A3	2,350,000	2,300,462
FirstEnergy Corp. 6.45% 11/15/11	Baa2	2,300,000	2,232,472
Hydro-Quebec 6.3% 5/11/11	A1	8,000,000	8,136,800
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,728,658
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	201,429
			19,077,156
Gas Utilities - 0.6%
Consolidated Natural Gas Co.:
5.375% 11/1/06	A3	2,190,000	2,156,055
6.85% 4/15/11	A3	445,000	451,319
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,337,893
7.625% 11/15/10	A3	925,000	1,004,495
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	1,900,000	1,958,330
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000,000	1,043,060

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sempra Energy 7.95% 3/1/10	A2	$ 610,000	$ 624,902
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,027,890
			9,603,944
Multi-Utilities - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	2,230,000	2,194,320
7.5% 1/15/31	Baa2	2,080,000	2,014,147
			4,208,467
TOTAL UTILITIES			32,889,567
TOTAL NONCONVERTIBLE BONDS (Cost $416,671,948)			423,829,647
U.S. Government and Government Agency Obligations - 15.1%

U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,405,000	2,448,963
6.25% 2/1/11	Aa2	1,255,000	1,274,804
7.125% 6/15/10	Aaa	2,600,000	2,851,056
7.25% 1/15/10	Aaa	7,765,000	8,576,675
7.25% 5/15/30	Aaa	17,684,000	19,785,708
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,797
Federal Home Loan Bank 5% 2/28/03	Aaa	3,490,000	3,590,338
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,378,604
5.875% 3/21/11	Aa2	7,205,000	7,120,557
6% 6/15/11	Aaa	16,240,000	16,488,472
6.75% 3/15/31	Aaa	2,415,000	2,561,035
6.77% 9/15/02	Aaa	150,000	154,218
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	Aaa	1,232,507	1,352,381
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 2-E, 9.4% 5/15/02	Aaa	18,533	18,992
Class 3-T, 9.625% 5/15/02	Aaa	975	997
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	$ 2,667	$ 2,738
Series 1993-D, 5.23% 5/15/05	Aaa	5,957	6,117
Series 1994-A, 7.12% 4/15/06	Aaa	4,763	5,095
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	4,718	5,057
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	3,529	3,622
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	71,225	74,006
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	60,750	62,237
6.86% 4/30/04	Aaa	572,958	600,319
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			71,372,788
U.S. Treasury Obligations - 10.2%
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa	5,000,000	4,927,350
6.125% 8/15/29	Aaa	15,380,000	16,278,807
6.25% 5/15/30	Aaa	10,910,000	11,806,693
11.25% 2/15/15	Aaa	14,060,000	21,571,133
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	1,400,000	1,349,250
3.625% 8/31/03	Aaa	6,000,000	6,083,460
5% 2/15/11	Aaa	1,920,000	1,912,800
5% 8/15/11	Aaa	25,400,000	25,320,498
5.75% 11/15/05	Aaa	40,000,000	42,243,600

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
6.125% 8/15/07	Aaa	$ 12,225,000	$ 13,141,875
6.5% 10/15/06	Aaa	5,000,000	5,437,500
TOTAL U.S. TREASURY OBLIGATIONS			150,072,966
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $221,142,048)			221,445,754
U.S. Government Agency - Mortgage Securities - 34.0%

Fannie Mae - 18.0%
5.5% 9/1/16 to 12/1/16	Aaa	23,030,953	22,642,191
6% 2/1/13 to 2/1/29	Aaa	10,583,441	10,474,710
6% 1/1/31 (d)	Aaa	39,823,673	38,964,975
6.5% 2/1/10 to 10/1/31	Aaa	148,160,597	148,324,366
7% 12/1/24 to 9/1/31	Aaa	14,636,615	14,944,420
7.5% 7/1/07 to 5/1/31	Aaa	26,268,473	27,195,941
8% 3/1/23 to 3/1/30	Aaa	841,620	893,373
8.5% 3/1/25 to 6/1/25	Aaa	12,953	13,864
TOTAL FANNIE MAE			263,453,840
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	Aaa	1,412,472	1,512,049
Government National Mortgage Association - 15.9%
6% 8/15/08 to 4/15/31	Aaa	33,974,346	33,412,065
6.5% 10/15/27 to 12/15/28	Aaa	11,598,882	11,647,112
7% 1/15/28 to 11/15/31	Aaa	64,087,995	65,464,405
7% 1/1/31 (d)	Aaa	29,950,000	30,558,359
7% 1/1/31 (d)	Aaa	1,444,569	1,473,912
7% 1/1/32 (d)	Aaa	82,177,268	83,846,494
7.5% 3/15/06 to 10/15/28	Aaa	5,974,388	6,206,929
8% 2/15/17	Aaa	86,264	91,881
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			232,701,157
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $496,021,221)			497,667,046
Asset-Backed Securities - 4.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	A1	$ 1,500,000	$ 1,566,401
Capital One Master Trust 5.45% 3/16/09	Aaa	4,000,000	4,045,625
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	735,000	746,685
5.07% 2/15/08	Aaa	4,900,000	4,947,469
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,000,000	4,967,000
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	7,000,000	7,184,790
5.85% 11/16/04	A2	4,000,000	4,062,574
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,400,000	1,434,836
5.71% 9/15/05	A2	755,000	778,151
7.03% 11/15/03	Aaa	209,000	211,939
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	3,080,000	3,144,006
5.09% 10/18/06	Aaa	1,640,000	1,671,263
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	7,215,469
MBNA Credit Card Master Note Trust:
2.26% 1/15/09 (e)	A2	12,100,000	12,100,000
5.75% 10/15/08	Aaa	1,800,000	1,850,133
Railcar Trust 7.75% 6/1/04	Aaa	309,030	327,379
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	2,255,000	2,395,233
7.5% 11/15/07	A2	1,300,000	1,376,781
TOTAL ASSET-BACKED SECURITIES (Cost $58,899,563)			60,025,734
Commercial Mortgage Securities - 2.4%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	3,872,981	3,921,998
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (c)(e)	A1	2,636,637	2,628,398
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,180,578
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,095,020
Series 2001-CKN5 Class AX, 1.1177% 9/15/34 (c)(g)	Aaa	32,570,000	2,320,319
Series 1998-C1 Class C, 6.78% 5/17/40	A	5,000,000	4,940,105

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,000,000	$ 3,228,798
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	527,031
Class C1, 7.52% 5/15/06 (c)	A2	500,000	525,859
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,000,000	2,081,252
GGP Mall Properties Trust Series 2001-GGPA Class A2, 5.007% 12/15/11 (c)	Aaa	3,496,573	3,381,978
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (c)(e)	Baa3	1,000,000	941,250
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (c)(e)(g)	Aaa	78,570,000	3,179,634
Nomura Asset Securities Corp. sequential pay Series 1998-D6 Class A1B, 6.59% 3/17/28	Aaa	3,000,000	3,125,132
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,557,031
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $35,891,527)			35,634,383
Foreign Government and Government Agency Obligations (h) - 1.6%

British Columbia Province yankee 7% 1/15/03	Aa1	500,000	518,260
Chilean Republic 7.125% 1/11/12	Baa1	3,520,000	3,602,720
Malaysian Government yankee 8.75% 6/1/09	Baa2	1,500,000	1,683,705
Manitoba Province yankee 6.75% 3/1/03	Aa1	500,000	524,870
Ontario Province 6% 2/21/06	Aa3	1,800,000	1,880,784
Quebec Province:
yankee 7.125% 2/9/24	A1	250,000	265,100
7% 1/30/07	A1	1,000,000	1,077,780
7.5% 9/15/29	A1	8,550,000	9,367,380
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,285,200
9.875% 2/1/10	Baa3	2,290,000	2,553,350
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,361,814)			22,759,149
Fixed-Income Funds - 3.4%
	Shares	Value (Note 1)
Fidelity® Ultra-Short Central Fund (f) (Cost $50,000,000)	5,000,000	$ 49,900,000
Cash Equivalents - 21.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.82%, dated 12/31/01 due 1/2/02 (Cost $307,083,000)	$ 307,114,063	307,083,000
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,608,071,121)	1,618,344,713
NET OTHER ASSETS - (10.5)%	(154,079,159)
NET ASSETS - 100%	$ 1,464,265,554
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,534,415 or 3.9% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.3%	AAA, AA, A	60.2%
Baa	13.3%	BBB	14.5%
Ba	0.3%	BB	0.8%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $3,316,150,853 and $2,787,796,859, respectively, of which long-term U.S. government and government agency obligations aggregated $574,704,452 and $2,459,832,689, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,161,583. The weighted average interest rate was 3.3%. Interest earned from the interfund lending program amounted to $11,279 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,608,278,071. Net unrealized appreciation aggregated $10,066,642, of which $18,758,278 related to appreciated investment securities and $8,691,636 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $3,067,000 all of which will expire on December 31, 2008.

A total of 14.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $25,679,400 and repurchase agreements of $307,083,000) (cost $1,608,071,121) - See accompanying schedule		$ 1,618,344,713
Cash		3,925,135
Receivable for fund shares sold		12,613,587
Interest receivable		14,004,928
Total assets		1,648,888,363
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 156,014,880
Payable for fund shares redeemed	1,715,808
Accrued management fee	508,847
Distribution fees payable	3,516
Other payables and accrued expenses	186,770
Collateral on securities loaned, at value	26,192,988
Total liabilities		184,622,809
Net Assets		$ 1,464,265,554
Net Assets consist of:
Paid in capital		$ 1,399,569,360
Undistributed net investment income		59,683,304
Accumulated undistributed net realized gain (loss) on investments		(5,260,702)
Net unrealized appreciation (depreciation) on investments		10,273,592
Net Assets		$ 1,464,265,554
Initial Class: Net Asset Value, offering price and redemption price per share ($1,445,925,032 ÷ 111,917,021 shares)		$12.92
Service Class: Net Asset Value, offering price and redemption price per share ($115,484 ÷ 8,957 shares)		$12.89
Service Class 2: Net Asset Value, offering price and redemption price per share ($18,225,038 ÷ 1,421,226 shares)		$12.82

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 66,344,238
Security lending		108,034
Total income		66,452,272
Expenses
Management fee	$ 4,733,249
Transfer agent fees	761,488
Distribution fees	17,600
Accounting and security lending fees	272,164
Non-interested trustees' compensation	3,471
Custodian fees and expenses	73,970
Audit	13,812
Legal	5,183
Miscellaneous	156,172
Total expenses before reductions	6,037,109
Expense reductions	(7,158)	6,029,951
Net investment income		60,422,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,264,143
Change in net unrealized appreciation (depreciation) on investment securities		2,695,000
Net gain (loss)		20,959,143
Net increase (decrease) in net assets resulting from operations		$ 81,381,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 60,422,321	$ 41,654,684
Net realized gain (loss)	18,264,143	(10,492,303)
Change in net unrealized appreciation (depreciation)	2,695,000	37,499,798
Net increase (decrease) in net assets resulting from operations	81,381,464	68,662,179
Distributions to shareholders From net investment income	(42,039,084)	(43,339,425)
Share transactions - net increase (decrease)	684,676,925	56,071,728
Total increase (decrease) in net assets	724,019,305	81,394,482
Net Assets
Beginning of period	740,246,249	658,851,767
End of period (including undistributed net investment income of $59,683,304 and $41,328,235, respectively)	$ 1,464,265,554	$ 740,246,249
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	76,499,188	$ 964,627,665	20,063,685	$ 241,746,618
Reinvested	3,464,378	41,988,258	3,827,956	43,332,459
Redeemed	(26,813,346)	(339,570,756)	(19,290,975)	(229,327,088)
Net increase (decrease)	53,150,220	$ 667,045,167	4,600,666	$ 55,751,989
Service Class A Sold	-	$ -	8,474	$ 100,000
Reinvested	483	5,847	-	-
Redeemed	-	-	-	-
Net increase (decrease)	483	$ 5,847	8,474	$ 100,000
Service Class 2 B Sold	1,835,171	$ 23,132,398	17,796	$ 214,552
Reinvested	3,730	44,979	615	6,965
Redeemed	(435,939)	(5,551,466)	(147)	(1,778)
Net increase (decrease)	1,402,962	$ 17,625,911	18,264	$ 219,739
Distributions From net investment income Initial Class		$ 41,988,258		$ 43,332,459
Service Class A		5,847		-
Service Class 2 B		44,979		6,966
Total		$ 42,039,084		$ 43,339,425

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Income from Investment Operations
Net investment income D	.685 G	.771	.743	.725	.759
Net realized and unrealized gain (loss)	.335 G	.499	(.873)	.335	.291
Total from investment operations	1.020	1.270	(.130)	1.060	1.050
Less Distributions
From net investment income	(.690)	(.840)	(.510)	(.590)	(.730)
From net realized gain	-	-	(.160)	(.070)	-
Total distributions	(.690)	(.840)	(.670)	(.660)	(.730)
Net asset value, end of period	$ 12.920	$ 12.590	$ 12.160	$ 12.960	$ 12.560
Total Return C	8.46%	11.22%	(1.05)%	8.85%	9.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.54%	.54%	.57%	.58%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.57%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.57%	.58%
Net investment income	5.47% G	6.50%	6.07%	5.85%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813	$ 324,525
Portfolio turnover rate	278%	154%	87%	239%	191%

Financial Highlights - Service Class

Years ended December 31,	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.580	$ 11.800
Income from Investment Operations
Net investment income D	.674G	.377
Net realized and unrealized gain (loss)	.326G	.403
Total from investment operations	1.000	.780
Less Distributions
From net investment income	(.690)	-
Net asset value, end of period	$ 12.890	$ 12.580
Total Return B, C	8.30%	6.61%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64% A
Expenses net of all reductions	.64%	.64% A
Net investment income	5.37%G	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115	$ 107
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 for Initial Class and $.009 for Service Class and increase net realized and unrealized gain (loss) per share by $.009 for Initial Class and $.009 for Service Class. Without this change the ratio of net investment income to average net assets would have been 5.54% for Initial Class and 5.45% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.540	$ 12.060
Income from Investment Operations
Net investment income E	.643 H	.686
Net realized and unrealized gain (loss)	.327 H	.634
Total from investment operations	.970	1.320
Less Distributions
From net investment income	(.690)	(.840)
Net asset value, end of period	$ 12.820	$ 12.540
Total Return B, C, D	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	1.75% A
Expenses net of voluntary waivers, if any	.82%	1.05% A
Expenses net of all reductions	.82%	1.05% A
Net investment income	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,225	$ 229
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 and increase net realized and unrealized gain (loss) per share by $.009. Without this change the ratio of net investment income to average net assets would have been 5.27%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class 2	-3.51%	25.37%
S&P® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Mid Cap Portfolio - Service Class 2 on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,756 - a 97.56% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. The fund underperformed the Standard & Poor's MidCap 400 Index, which returned -0.60% for the 12-month period that ended on December 31, 2001, but substantially outperformed the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -12.97% for the same period.

Q. What major factors affected performance during the period?

A. The fund significantly underweighted technology stocks throughout the period. On December 31, 2001, information technology stocks accounted for only 3.6% of the fund's net assets, compared with 18.8% for the S&P MidCap index. Tech stocks were de-emphasized because of concerns over high valuations at a time of slowing industry growth and overbuilt inventories. This defensive posture helped the fund's relative performance in the early part of the year, especially compared to its mutual fund peers, many of which held large technology positions. But it also caused the fund to miss most of the upside when tech rallied in the late spring and again in the fourth quarter of 2001. I made a few changes after I became manager in mid-June, but for the most part maintained a defensive posture. That strategy generally benefited performance during the second half of the year as the economy continued to weaken.

Q. What changes did you make after taking over the fund?

A. I gradually transitioned the portfolio into names I was comfortable owning in expectation of a softening economy. In the consumer area, I chose to underweight cyclical stocks and overweight consumer staples, where I thought earnings growth would be better. I looked for sectors and companies that I thought would continue to grow in spite of economic slowness, so I increased holdings in utilities, energy and health care, and reduced exposure to financial services, a strategy that generally worked well. I also added to the fund's gold position - as a sort of insurance measure against unforeseen world events - and that investment did well for the year. I would've liked to own more technology companies and to have participated in the rally that occurred after the market bottomed in the fall. I believe their valuations are still too high, however, so I intend to be patient as I look to move back into that sector.

Q. The largest contribution to performance came from owning S&P MidCap 400 futures. What was the strategy there?

A. When the market bottomed at the end of September, I realized that it was oversold. Valuations had corrected significantly, and I believed I couldn't afford to have shareholders sitting on the sidelines in too much cash. However, since I was relatively new to managing mid-cap stocks, I didn't have enough individual names that I was comfortable buying en masse. Therefore, I decided to buy MidCap 400 futures as a temporary measure that would give shareholders a chance to participate in the oversold market. The strategy worked well as a timing move. Going forward, it is not my intention to make extensive use of futures.

Q. What individual stocks did the most to help performance?

A. Two names stand out in the energy sector - BJ Services and Suncor Energy. Late in the period, both were selling at attractive valuations and had good upswings in price along with the energy sector in general. Another strong contributor was CVS, the drug store chain, which was bought after a significant price correction. Affiliated Computer Services, a top 10 holding during the period, also was a great stock. This business process outsourcing company, a traditionally steady performer even in down cycles, had 44% earnings growth in 2001.

Q. Which holdings were most responsible for holding back performance?

A. Valuations plummeted significantly for Waters Corp., which provides products and services to the pharmaceutical, chemical and environmental testing industries. Its decelerating earnings growth was likely responsible for some of that contraction. Sumitomo, the Japanese banking company, was a disappointment as well. I bought it because I think it's a high-quality name, but it underperformed as a result of ongoing difficulties in the Japanese financial sector.

Q. What's your near-term outlook, Tom?

A. Growth stocks did quite well after the market bottomed. Valuations are still high on an absolute basis. And we're still not sure how robust any recovery will be. For those reasons, I think that the market may take a bit of a rest in the near term, and value-style investing may come back into vogue. The strategy I'll pursue is to look for companies with good balance sheets, good visibility in understandable businesses, and multiples that are a bit lower and earnings growth that is a bit faster than the market average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2001, more than $1.1 billion

Manager: Thomas Allen, since June 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Superior Industries International, Inc.	96,900	$ 3,900,225
Distributors - 0.5%
Handleman Co. (a)	378,400	5,619,240
Hotels, Restaurants & Leisure - 1.8%
Jack in the Box, Inc. (a)	29,180	803,617
Sonic Corp. (a)	496,100	17,859,600
Wendy's International, Inc.	81,400	2,374,438
WMS Industries, Inc. (a)	8,600	172,000
		21,209,655
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	38,200	1,588,738
Furniture Brands International, Inc. (a)	36,300	1,162,326
Ryland Group, Inc.	113,100	8,278,920
		11,029,984
Leisure Equipment & Products - 0.5%
Mattel, Inc.	105,100	1,807,720
Oakley, Inc. (a)	225,500	3,666,630
		5,474,350
Media - 0.0%
Westwood One, Inc. (a)	4,200	126,210
Multiline Retail - 0.3%
Factory 2-U Stores, Inc. (a)	148,700	2,979,948
Specialty Retail - 1.6%
AutoZone, Inc. (a)	51,400	3,690,520
Galyan's Trading Co., Inc.	250,000	3,560,000
Michaels Stores, Inc. (a)	163,100	5,374,145
O'Reilly Automotive, Inc. (a)	51,900	1,892,793
Pier 1 Imports, Inc.	261,000	4,525,740
		19,043,198
Textiles & Apparel - 1.3%
Columbia Sportswear Co. (a)	220,800	7,352,640
Liz Claiborne, Inc.	18,470	918,883
Quiksilver, Inc. (a)	236,300	4,064,360
Vans, Inc. (a)	200,200	2,550,548
		14,886,431
TOTAL CONSUMER DISCRETIONARY		84,269,241
CONSUMER STAPLES - 12.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	243,600	5,724,600
Food & Drug Retailing - 3.5%
CVS Corp.	1,066,100	31,556,560
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	51,840	2,643,840
George Weston Ltd.	43,450	2,822,776
Performance Food Group Co. (a)	71,100	2,500,587
Whole Foods Market, Inc. (a)	3,300	143,748
		39,667,511

	Shares	Value (Note 1)
Food Products - 7.3%
Archer-Daniels-Midland Co.	288,645	$ 4,142,056
Dean Foods Co. (a)	358,200	24,429,240
H.J. Heinz Co.	42,200	1,735,264
Hershey Foods Corp.	325,400	22,029,580
Hormel Foods Corp.	64,100	1,722,367
McCormick & Co., Inc. (non-vtg.)	271,600	11,399,052
Nestle SA (Reg.)	17,000	3,630,550
Smithfield Foods, Inc. (a)	571,200	12,589,248
Wm. Wrigley Jr. Co.	51,800	2,660,966
		84,338,323
Personal Products - 0.4%
Alberto-Culver Co. Class B	102,000	4,563,480
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	169,300	9,531,590
TOTAL CONSUMER STAPLES		143,825,504
ENERGY - 10.3%
Energy Equipment & Services - 6.3%
BJ Services Co. (a)	736,660	23,904,617
ENSCO International, Inc.	44,910	1,116,014
GlobalSantaFe Corp.	246,050	7,017,346
National-Oilwell, Inc. (a)	588,600	12,131,046
Smith International, Inc. (a)	13,700	734,594
Tidewater, Inc.	374,850	12,707,415
Varco International, Inc. (a)	745,548	11,168,302
W-H Energy Services, Inc. (a)	207,100	3,945,255
		72,724,589
Oil & Gas - 4.0%
Ashland, Inc.	48,600	2,239,488
Devon Energy Corp.	0	15
Equitable Resources, Inc.	88,800	3,025,416
Occidental Petroleum Corp.	91,900	2,438,107
Suncor Energy, Inc.	580,700	19,118,296
Sunoco, Inc.	64,600	2,412,164
USX - Marathon Group	345,800	10,374,000
Valero Energy Corp.	172,500	6,575,700
		46,183,186
TOTAL ENERGY		118,907,775
FINANCIALS - 10.3%
Banks - 0.3%
Commerce Bancorp, Inc., New Jersey	73,196	2,879,531
Diversified Financials - 1.1%
Sumitomo Trust & Banking Ltd.	3,268,000	13,204,040
Insurance - 6.0%
AFLAC, Inc.	21,500	528,040
Alleghany Corp.	76,800	14,780,160
Allmerica Financial Corp.	145,900	6,499,845
Arthur J. Gallagher & Co.	50,300	1,734,847
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,635,600
Class B (a)	2,543	6,421,075
Everest Re Group Ltd.	52,880	3,738,616
Hilb, Rogal & Hamilton Co.	22,200	1,244,310
Mercury General Corp.	49,100	2,143,706
MIIX Group, Inc.	39,400	480,680
Ohio Casualty Corp.	99,100	1,590,555
Old Republic International Corp.	139,400	3,904,594
PartnerRe Ltd.	28,100	1,517,400
Principal Financial Group, Inc.	140,200	3,364,800
ProAssurance Corp. (a)	33,800	594,204
Progressive Corp.	21,300	3,180,090
Protective Life Corp.	78,880	2,281,998
Prudential Financial, Inc.	8,000	265,520
RenaissanceRe Holdings Ltd.	14,100	1,345,140
SCPIE Holding, Inc.	45,700	1,336,725
StanCorp Financial Group, Inc.	7,542	356,360
W.R. Berkley Corp.	76,800	4,124,160
Zenith National Insurance Corp.	300	8,382
		69,076,807
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	268,800	12,292,224
Duke Realty Corp.	872,600	21,230,358
		33,522,582
TOTAL FINANCIALS		118,682,960
HEALTH CARE - 13.0%
Biotechnology - 0.6%
Charles River Labs International, Inc. (a)	4,900	164,052
Invitrogen Corp. (a)	51,300	3,177,009
Sepracor, Inc. (a)	41,160	2,348,590
Techne Corp. (a)	32,900	1,212,365
		6,902,016
Health Care Equipment & Supplies - 2.6%
Apogent Technologies, Inc.	156,700	4,042,860
Becton, Dickinson & Co.	55,000	1,823,250
Biomet, Inc.	99,450	3,073,005
DENTSPLY International, Inc.	5,200	261,040
Guidant Corp. (a)	136,100	6,777,780
Invacare Corp.	80,300	2,706,913
St. Jude Medical, Inc. (a)	111,500	8,657,975
Vital Signs, Inc.	68,300	2,383,670
		29,726,493
Health Care Providers & Services - 3.6%
AmeriPath, Inc. (a)	182,000	5,871,320
Andrx Group (a)	62,100	4,372,461
Centene Corp.	2,300	50,485

	Shares	Value (Note 1)
First Health Group Corp. (a)	52,100	$ 1,288,954
McKesson Corp.	196,500	7,349,100
Pharmaceutical Product Development, Inc. (a)	388,400	12,549,204
RehabCare Group, Inc. (a)	303,700	8,989,520
Res-Care, Inc. (a)	178,900	1,583,265
		42,054,309
Pharmaceuticals - 6.2%
Alpharma, Inc. Class A	1,403,000	37,109,346
American Pharmaceutical Partners, Inc.	15,000	312,000
Atrix Laboratories, Inc. (a)	80,000	1,648,800
Barr Laboratories, Inc. (a)	26,800	2,126,848
Biovail Corp. (a)	68,500	3,826,979
King Pharmaceuticals, Inc. (a)	0	14
Mylan Laboratories, Inc.	194,100	7,278,750
Perrigo Co. (a)	211,600	2,501,112
SICOR, Inc. (a)	662,800	10,392,704
Watson Pharmaceuticals, Inc. (a)	190,300	5,973,517
		71,170,070
TOTAL HEALTH CARE		149,852,888
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.0%
Curtiss-Wright Corp. Class B	305	14,183
United Defense Industries, Inc.	4,000	84,200
		98,383
Air Freight & Couriers - 0.0%
Expeditors International of Washington, Inc.	2,200	125,290
Forward Air Corp. (a)	7,285	247,107
		372,397
Building Products - 1.4%
American Standard Companies, Inc. (a)	113,830	7,766,621
York International Corp.	218,400	8,327,592
		16,094,213
Commercial Services & Supplies - 2.7%
Aramark Corp. Class B	3,000	80,700
Avery Dennison Corp.	34,300	1,938,979
ChoicePoint, Inc. (a)	100,500	5,094,345
DeVry, Inc. (a)	304,300	8,657,335
eFunds Corp. (a)	442,100	6,078,875
Ionics, Inc. (a)	113,200	3,399,396
Valassis Communications, Inc. (a)	157,800	5,620,836
		30,870,466
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	213,700	3,570,927
Fluor Corp.	26,000	972,400
		4,543,327
Electrical Equipment - 0.3%
C&D Technologies, Inc.	149,690	3,420,417
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 1.3%
Danaher Corp.	34,800	$ 2,098,788
Flowserve Corp. (a)	97,800	2,602,458
Pall Corp.	313,300	7,537,998
Parker Hannifin Corp.	32,300	1,482,893
Tennant Co.	18,800	697,480
		14,419,617
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	31,600	901,548
C.H. Robinson Worldwide, Inc.	44,650	1,291,055
Canadian National Railway Co.	142,500	6,867,146
Norfolk Southern Corp.	70,000	1,283,100
		10,342,849
TOTAL INDUSTRIALS		80,161,669
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.5%
SBA Communications Corp. Class A (a)	474,700	6,180,594
Computers & Peripherals - 0.1%
Netscreen Technologies, Inc. (a)	900	19,917
O2Micro International Ltd. (a)	40,500	974,025
		993,942
Electronic Equipment & Instruments - 1.0%
Anritsu Corp.	633,000	5,062,269
Diebold, Inc.	42,200	1,706,568
Waters Corp. (a)	126,520	4,902,650
		11,671,487
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	109,120	11,580,906
SunGard Data Systems, Inc. (a)	273,960	7,925,663
		19,506,569
Semiconductor Equipment & Products - 0.1%
Cypress Semiconductor Corp. (a)	41,100	819,123
Software - 0.2%
Borland Software Corp. (a)	7,700	120,582
Cadence Design Systems, Inc. (a)	9,600	210,432
Lawson Software, Inc.	2,000	31,500
Nassda Corp.	600	13,494
Numerical Technologies, Inc. (a)	14,200	499,840
Sanchez Computer Associates, Inc. (a)	180,100	1,539,855
		2,415,703
TOTAL INFORMATION TECHNOLOGY		41,587,418
MATERIALS - 14.2%
Chemicals - 2.3%
Agrium, Inc.	428,100	4,532,222
Calgon Carbon Corp.	185,300	1,547,255
Ecolab, Inc.	2,900	116,725

	Shares	Value (Note 1)
IMC Global, Inc.	216,500	$ 2,814,500
Lyondell Chemical Co.	29,480	422,448
Potash Corp. of Saskatchewan	100,620	6,174,007
Praxair, Inc.	84,600	4,674,150
Sigma Aldrich Corp.	144,200	5,682,922
		25,964,229
Containers & Packaging - 3.5%
Ball Corp.	34,312	2,425,858
Ivex Packaging Corp. (a)	36,900	701,100
Packaging Corp. of America (a)	141,500	2,568,225
Pactiv Corp. (a)	1,019,500	18,096,125
Sealed Air Corp. (a)	336,900	13,752,258
Silgan Holdings, Inc. (a)	53,000	1,386,480
Smurfit-Stone Container Corp. (a)	78,000	1,245,660
		40,175,706
Metals & Mining - 7.6%
Agnico-Eagle Mines Ltd.	1,072,430	10,578,758
Alcan, Inc.	76,700	2,754,087
Allegheny Technologies, Inc.	91,900	1,539,325
Antofagasta PLC	62,400	480,620
Barrick Gold Corp.	449,440	7,186,635
Century Aluminum Co.	32,200	430,192
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	111,400	1,491,646
Meridian Gold, Inc. (a)	1,992,400	20,467,291
Newmont Mining Corp.	940,280	17,968,751
Nucor Corp.	39,400	2,086,624
Phelps Dodge Corp.	64,300	2,083,320
Placer Dome, Inc.	586,530	6,412,178
Teck Cominco Ltd. Class B (sub. vtg.)	1,793,500	14,333,576
Worthington Industries, Inc.	24,000	340,800
		88,153,803
Paper & Forest Products - 0.8%
Bowater, Inc.	33,500	1,597,950
International Paper Co.	96,300	3,885,705
Mead Corp.	34,600	1,068,794
Weyerhaeuser Co.	57,000	3,082,560
		9,635,009
TOTAL MATERIALS		163,928,747
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.6%
CenturyTel, Inc.	315,100	10,335,280
Citizens Communications Co. (a)	793,100	8,454,446
		18,789,726
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	321,870	3,277,855
TOTAL TELECOMMUNICATION SERVICES		22,067,581
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 6.2%
Electric Utilities - 3.4%
DPL, Inc.	115,000	$ 2,769,200
FirstEnergy Corp.	620,000	21,687,600
NSTAR	162,800	7,301,580
Southern Co.	81,500	2,066,025
TXU Corp.	116,700	5,502,405
		39,326,810
Gas Utilities - 0.8%
KeySpan Corp.	81,000	2,806,650
NiSource, Inc.	91,370	2,106,992
Sempra Energy	36,000	883,800
Southwestern Energy Co. (a)	349,000	3,629,600
		9,427,042
Multi-Utilities - 2.0%
SCANA Corp.	797,400	22,191,642
TOTAL UTILITIES		70,945,494
TOTAL COMMON STOCKS (Cost $902,261,215)		994,229,277
U.S. Treasury Obligations - 0.5%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.2% 1/3/02 to 3/21/02 (Cost $5,484,948)	-	$ 5,500,000	5,485,373
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	142,959,162	142,959,162
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	17,279,700	17,279,700
TOTAL MONEY MARKET FUNDS (Cost $160,238,862)		160,238,862
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,067,985,025)		1,159,953,512
NET OTHER ASSETS - (0.7)%		(7,998,246)
NET ASSETS - 100%		$ 1,151,955,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,402,828,991 and $1,201,749,766, respectively, of which long-term U.S. government and government agency obligations aggregated $32,301,170 and $40,595,074, respectively.

The market value of futures contracts opened and closed during the period amounted to $94,535,037 and $105,803,224, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,816 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Canada	9.2
Japan	1.5
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,070,872,063. Net unrealized appreciation aggregated $89,081,449, of which $115,678,783 related to appreciated investment securities and $26,597,334 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $58,214,000 of which $15,428,000 and $42,786,000 will expire on December 31, 2008 and 2009, respectively.

Mid Cap Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $16,832,230) (cost $1,067,985,025) - See accompanying schedule		$ 1,159,953,512
Cash		72,131
Receivable for investments sold		12,302,884
Receivable for fund shares sold		3,287,375
Dividends receivable		699,618
Interest receivable		230,849
Other receivables		196,560
Total assets		1,176,742,929
Liabilities
Payable for investments purchased	$ 5,411,198
Payable for fund shares redeemed	1,492,216
Accrued management fee	534,374
Distribution fees payable	70,175
Collateral on securities loaned, at value	17,279,700
Total liabilities		24,787,663
Net Assets		$ 1,151,955,266
Net Assets consist of:
Paid in capital		$ 1,110,972,784
Undistributed net investment income		9,876,712
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,862,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,968,086
Net Assets		$ 1,151,955,266
Initial Class: Net Asset Value, offering price and redemption price per share ($574,934,085 ÷ 29,340,172 shares)		$19.60
Service Class: Net Asset Value, offering price and redemption price per share ($366,664,961 ÷ 18,762,671 shares)		$19.54
Service Class 2: Net Asset Value, offering price and redemption price per share ($210,356,220 ÷ 10,791,254 shares)		$19.49

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 8,661,391
Interest		8,023,289
Security lending		93,870
Total income		16,778,550
Expenses
Management fee	$ 5,753,040
Transfer agent fees	671,722
Distribution fees	625,199
Accounting and security lending fees	262,864
Non-interested trustees' compensation	3,340
Custodian fees and expenses	61,322
Registration fees	15
Audit	27,192
Legal	7,149
Miscellaneous	76,489
Total expenses before reductions	7,488,332
Expense reductions	(661,974)	6,826,358
Net investment income		9,952,192
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(32,888,181)
Foreign currency transactions	(75,194)
Futures contracts	11,268,187	(21,695,188)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,912,478)
Assets and liabilities in foreign currencies	616	(14,911,862)
Net gain (loss)		(36,607,050)
Net increase (decrease) in net assets resulting from operations		$ (26,654,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 9,952,192	$ 3,463,098
Net realized gain (loss)	(21,695,188)	(39,095,214)
Change in net unrealized appreciation (depreciation)	(14,911,862)	102,504,149
Net increase (decrease) in net assets resulting from operations	(26,654,858)	66,872,033
Distributions to shareholders From net investment income	-	(3,490,324)
In excess of net realized gain	-	(131,105)
Total distributions	-	(3,621,429)
Share transactions - net increase (decrease)	233,603,651	854,104,079
Total increase (decrease) in net assets	206,948,793	917,354,683
Net Assets
Beginning of period	945,006,473	27,651,790
End of period (including undistributed net investment income of $9,876,712 and $0, respectively)	$ 1,151,955,266	$ 945,006,473
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,676,112	$ 182,558,139	30,056,800	$ 574,378,689
Reinvested	-	-	114,222	2,311,193
Redeemed	(9,413,601)	(173,494,579)	(1,207,719)	(23,158,134)
Net increase (decrease)	262,511	$ 9,063,560	28,963,303	$ 553,531,748
Service Class Sold	9,095,820	$ 170,632,678	13,897,441	$ 261,436,662
Reinvested	-	-	55,437	1,095,062
Redeemed	(4,323,424)	(80,200,595)	(1,662,521)	(31,588,706)
Net increase (decrease)	4,772,396	$ 90,432,083	12,290,357	$ 230,943,018
Service Class 2 A Sold	8,986,545	$ 167,539,684	3,839,632	$ 73,663,061
Reinvested	-	-	10,659	215,174
Redeemed	(1,810,628)	(33,431,676)	(234,954)	(4,248,922)
Net increase (decrease)	7,175,917	$ 134,108,008	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ -		$ 2,302,727
Service Class		-		973,094
Service Class 2 A		-		214,503
Total		$ -		$ 3,490,324
In excess of net realized gain Initial Class		$ -		$ 8,466
Service Class		-		121,968
Service Class 2 A		-		671
Total		$ -		$ 131,105
		$ -		$ 3,621,429

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.19	.00	.00
Net realized and unrealized gain (loss)	(.86)	4.95	5.05	.31
Total from investment operations	(.66)	5.14	5.05	.31
Less Distributions
From net investment income	-	(.08)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.62%	.69%	.97%	1.00% A
Net investment income (loss)	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.17	(.01)	.00
Net realized and unrealized gain (loss)	(.86)	4.93	5.05	.31
Total from investment operations	(.68)	5.10	5.04	.31
Less Distributions
From net investment income	-	(.07)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.12)	(.11)	-
Net asset value, end of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.72%	.79%	1.07%	1.10% A
Net investment income (loss)	.96%	.92%	(.09)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income E	.15	.14
Net realized and unrealized gain (loss)	(.86)	5.35
Total from investment operations	(.71)	5.49
Less Distributions
From net investment income	-	(.06)
In excess of net realized gain	-	(.05)
Total distributions	-	(.11)
Net asset value, end of period	$ 19.49	$ 20.20
Total Return B, C, D	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.99% A
Expenses net of voluntary waivers, if any	.94%	.99% A
Expenses net of all reductions	.88%	.94% A
Net investment income	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,356	$ 73,039
Portfolio turnover rate	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Performance

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class 2

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class 2	3.96%	5.20%	4.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01
Fidelity VIP:
Money Market -
Service Class 2	1.84%	2.99%	3.67%	4.96%	6.10%
MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2001?

A. During the entire period, the Federal Reserve Board moved aggressively to bolster economic growth. The Fed opened the year with a surprise cut in the rate banks charge each other for overnight loans - known as the fed funds target rate - and continued to lower it through the first eight months of 2001. As August turned to September, the market was divided as to whether the economy was recovering or if more Fed rate cuts were in the offing. Then came the events of September 11. From that point on, the terrorist attacks and their aftereffects were the most influential developments. After September 11, there was a sharp downturn in economic activity. The Fed responded immediately by implementing a 0.50 percentage-point cut in the fed funds rate on September 17, when the markets reopened. The Fed did so in order to stabilize the markets and reassure investors. Faced with continued evidence of moribund economic activity, the Fed implemented two more 0.50 percentage-point decreases in the fed funds rate at its meetings in October and November, and an additional cut of 0.25 percentage points in December. All told, the Fed brought the fed funds rate from 6.50% at the beginning of the period down to 1.75% at the end of 2001.

Q. What other economic developments had an effect on money markets in 2001?

A. Declining economic growth and the effects of September 11 caused the U.S. gross domestic product to contract by 1.1% in the third quarter of 2001. Through the fourth quarter, emerging data made it difficult to figure out whether or not the economy would recover. While declines in manufacturing activity and rising unemployment indicated a deep recession, consumer confidence and retail sales held up fairly well, indicating that the recession would remain rather moderate. Other factors that had an effect on the money markets were a steepening yield curve, a sharp increase in mortgage refinancing activity and a surge of money market fund inflows. In 2001, more than $430 billion poured into short-term funds, compared to $228 billion in 2000.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, we looked to maintain a relatively long average maturity, in order to lock in yields before they declined. More recently, we sought to maintain a longer average maturity than our peers because we believed that current yields factor in aggressive interest-rate increases by the Fed that we don't think will occur. I focused the portfolio on government agency discount notes, due to concerns regarding the credit quality of longer-term corporate obligations. In addition, issuance of corporate paper declined as funding needs diminished during the economic slowdown, while agency issuance increased significantly. These developments, in turn, made government securities more attractively valued than many corporate alternatives.

Q. What's your outlook, Bob?

A. In spite of the aggressive rate-cutting program implemented by the Federal Reserve Board, the near-term outlook for the U.S. economy remains hard to discern. We expect that the rate cuts should help rekindle economic growth. Fourth-quarter data shows some signs that the economy has reached a bottom and may be headed toward a recovery. Consumer spending has remained steady, inventories have declined and lower interest rates have helped sustain the housing market. In fact, some believe that the rebound will come so quickly that the Fed will be forced to reverse direction and raise rates in order to head off inflation before it can arise. Nonetheless, history shows that the Fed usually waits until we are several months into a recovery before inaugurating rate hikes to curtail growth enough to subdue inflation. In turn, our feeling is that the Fed would not raise rates any earlier than mid-2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2001, more than $2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Certificates of Deposit - 48.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 1.0%
J.P. Morgan Chase Bank
3/11/02	1.75%	$ 30,000,000	$ 30,000,000
London Branch, Eurodollar, Foreign Banks - 25.0%
Abbey National Treasury Services PLC
2/20/02	3.50	60,000,000	60,000,000
ABN-AMRO Bank NV
4/23/02	2.21	55,000,000	55,000,000
Alliance & Leicester PLC
2/13/02	1.92	5,000,000	5,000,030
4/26/02	2.23	5,000,000	5,000,079
Australia & New Zealand Banking Group Ltd.
6/11/02	2.10	10,000,000	10,011,677
Bank of Nova Scotia
2/6/02	1.90	40,000,000	40,000,000
Bank of Scotland Treasury Services PLC
2/4/02	1.95	10,000,000	10,000,000
2/6/02	3.56	15,000,000	15,000,127
Barclays Bank PLC
1/22/02	2.05	10,000,000	10,000,000
2/19/02	1.84	15,000,000	15,000,000
Bayerische Hypo-und Vereinsbank AG
2/22/02	2.29	10,000,000	10,000,000
3/11/02	1.86	10,000,000	10,000,000
5/29/02	2.15	15,000,000	15,000,000
Bayerische Landesbank Girozentrale
5/23/02	2.10	15,000,000	14,997,051
Commerzbank AG
2/4/02	1.93	5,000,000	5,007,711
Credit Agricole Indosuez
2/8/02	1.90	25,000,000	25,003,401
5/20/02	2.02	15,000,000	15,000,000
Dresdner Bank AG
2/7/02	1.88	20,000,000	20,000,000
3/11/02	1.90	20,000,000	20,000,000
5/23/02	2.10	10,000,000	9,999,205
Halifax PLC
2/11/02	1.90	5,000,000	5,000,000
2/14/02	1.78	25,000,000	25,000,000
3/12/02	1.76	25,000,000	25,001,928
ING Bank NV
2/7/02	1.87	5,000,000	5,000,000
2/7/02	1.88	5,000,000	5,000,000
2/13/02	3.50	5,000,000	5,000,000
2/19/02	3.47	40,000,000	40,000,000
3/18/02	1.82	10,000,000	10,000,000
5/23/02	2.08	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
4/25/02	2.24	5,000,000	5,000,000
5/7/02	2.08	30,000,000	30,001,037

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Lloyds TSB Bank PLC
2/19/02	1.92%	$ 50,000,000	$ 50,000,000
4/2/02	2.30	25,000,000	25,007,992
Merita Bank PLC
2/13/02	1.91	5,000,000	5,000,000
Nationwide Building Society
2/6/02	1.92	5,000,000	5,000,025
Norddeutsche Landesbank Girozentrale
2/1/02	1.86	5,000,000	5,000,808
3/18/02	1.80	40,000,000	40,000,420
UBS AG
5/3/02	3.60	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
2/20/02	3.52	5,000,000	5,000,034
5/29/02	2.18	10,000,000	10,000,000
			700,031,525
New York Branch, Yankee Dollar, Foreign Banks - 22.9%
Bank of Scotland Treasury Services PLC
3/4/02	3.30	30,000,000	30,002,957
Bayerische Hypo-und Vereinsbank AG
2/6/02	1.90	5,000,000	5,000,894
2/11/02	1.85	10,000,000	10,002,119
2/15/02	1.92	35,000,000	35,000,000
BNP Paribas SA
2/20/02	3.50	10,000,000	10,000,000
2/22/02	2.28	10,000,000	10,000,000
3/7/02	1.85	15,000,000	15,000,000
3/22/02	2.26	10,000,000	10,000,000
3/26/02	2.20	25,000,000	25,000,000
4/24/02	2.22	10,000,000	10,000,000
5/6/02	3.63	20,000,000	20,000,000
Commerzbank AG
2/7/02	1.91	10,000,000	10,000,000
Credit Agricole Indosuez
5/8/02	1.95	20,000,000	20,000,000
5/21/02	2.10	10,000,000	10,000,000
Credit Suisse First Boston Bank
1/22/02	1.90	50,000,000	50,000,000
Deutsche Bank AG
1/1/02	2.06 (a)	50,000,000	49,981,301
1/7/02	1.98 (a)	50,000,000	49,972,137
Dexia Bank SA
1/14/02	1.80 (a)	5,000,000	4,997,575
2/8/02	2.08	10,000,000	10,000,000
National Westminster Bank PLC
7/5/02	4.10	30,000,000	29,996,858
Norddeutsche Landesbank Girozentrale
4/30/02	2.10	5,000,000	4,999,996
Royal Bank of Canada
1/7/02	2.01 (a)	25,000,000	24,991,873
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Branch, Yankee Dollar, Foreign Banks - continued
Royal Bank of Canada - continued
1/22/02	1.83% (a)	$ 10,000,000	$ 9,996,142
11/20/02	2.55	28,500,000	28,458,872
Royal Bank of Scotland PLC
2/7/02	1.87	35,000,000	35,000,000
2/19/02	1.93	10,000,000	10,000,000
Societe Generale
1/14/02	1.80 (a)	5,000,000	4,997,718
UBS AG
5/20/02	2.01	16,000,000	16,000,000
6/10/02	1.96	56,000,000	56,000,000
11/27/02	2.56	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
5/28/02	2.12	10,000,000	10,000,000
			640,398,442
TOTAL CERTIFICATES OF DEPOSIT			1,370,429,967
Commercial Paper - 24.9%

American Home Products Corp.
1/29/02	1.98	5,000,000	4,992,300
Amsterdam Funding Corp.
2/5/02	1.89	25,000,000	24,954,306
AT&T Corp.
1/23/02	3.28	10,000,000	9,980,139
CBA Finance, Inc.
2/5/02	2.09	15,000,000	14,969,667
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/02	1.82	5,000,000	4,994,439
Commerzbank U.S. Finance, Inc.
2/6/02	1.93	35,000,000	34,932,625
Delaware Funding Corp.
1/9/02	1.98	10,198,000	10,193,513
Dexia Delaware LLC
3/12/02	1.75	20,000,000	19,932,333
Dominion Resources, Inc.
1/17/02	2.71	5,000,000	4,994,000
Enterprise Funding Corp.
1/9/02	2.00	4,372,000	4,370,057
1/22/02	2.10	25,000,000	24,969,521
Falcon Asset Securitization Corp.
1/16/02	2.00	13,000,000	12,989,167
1/23/02	1.90	26,165,000	26,134,620
Ford Motor Credit Co.
1/30/02	2.63	5,000,000	4,989,447
2/4/02	2.63	5,000,000	4,987,628
3/4/02	2.82	4,000,000	3,980,711
3/11/02	2.74	8,000,000	7,958,293
3/11/02	2.79	5,000,000	4,973,454

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
GE Capital International Funding, Inc.
3/21/02	1.82%	$ 25,000,000	$ 24,900,701
General Electric Capital Corp.
2/13/02	2.30	10,000,000	9,972,767
3/25/02	3.60	5,000,000	4,959,422
4/23/02	2.23	50,000,000	49,657,778
5/6/02	2.07	17,000,000	16,878,993
General Electric Capital Services, Inc.
3/11/02	3.41	12,500,000	12,419,859
3/12/02	3.45	10,000,000	9,934,083
5/21/02	2.10	10,000,000	9,919,111
General Mills, Inc.
1/14/02	2.63	5,000,000	4,995,269
1/30/02	2.51	5,000,000	4,989,931
3/1/02	2.72	5,000,000	4,977,875
3/1/02	2.74	5,000,000	4,977,711
Jupiter Securitization Corp.
1/17/02	2.00	31,190,000	31,162,276
1/29/02	1.90	20,000,000	19,970,444
Montauk Funding Corp.
2/19/02	2.32	10,000,000	9,968,694
New Center Asset Trust
2/1/02	1.92	15,000,000	14,975,329
Newport Funding Corp.
3/11/02	1.91	10,000,000	9,963,583
Phillips Petroleum Co.
1/29/02	2.53	5,000,000	4,990,200
Quincy Capital Corp.
1/7/02	1.97	12,293,000	12,288,964
Santander Finance, Inc.
2/13/02	3.53	15,000,000	14,937,919
2/15/02	1.93	15,000,000	14,964,000
3/5/02	1.87	25,000,000	24,918,625
Sears Roebuck Acceptance Corp.
2/4/02	3.07	5,000,000	4,985,597
2/7/02	3.28	9,000,000	8,969,938
Sheffield Receivables Corp.
1/7/02	1.95	25,666,000	25,657,659
1/23/02	2.11	30,110,000	30,071,359
Tyco International Group SA
1/17/02	2.21	10,000,000	9,990,222
1/31/02	2.00	5,000,000	4,991,667
UBS Finance, Inc.
2/13/02	1.76	15,000,000	14,968,646
Windmill Funding Corp.
1/31/02	1.88	25,000,000	24,960,833
2/12/02	1.86	5,000,000	4,989,208
2/26/02	1.86	25,000,000	24,928,056
TOTAL COMMERCIAL PAPER			696,532,939
Federal Agencies - 10.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 9.3%
Agency Coupons - 1.8%
1/2/02	1.56% (a)	$ 50,000,000	$ 49,975,914
Discount Notes - 7.5%
2/22/02	4.05	25,000,000	24,858,444
4/19/02	3.98	25,000,000	24,712,750
5/3/02	4.03	40,000,000	39,474,044
5/16/02	1.91	46,000,000	45,673,975
7/15/02	1.89	50,000,000	49,493,542
7/26/02	3.61	25,000,000	24,500,736
			208,713,491
			258,689,405
Federal Home Loan Bank - 0.7%
Discount Notes - 0.7%
6/19/02	1.85	20,085,000	19,912,453
TOTAL FEDERAL AGENCIES			278,601,858
Bank Notes - 1.4%

American Express Centurion Bank
1/15/02	1.87 (a)	5,000,000	5,000,000
Bank One NA, Chicago
1/17/02	2.00 (a)	25,000,000	25,034,904
U.S. Bank NA, Minnesota
5/23/02	2.22	10,000,000	10,000,000
TOTAL BANK NOTES			40,034,904
Master Notes - 1.4%

General Motors Acceptance Corp. Mortgage Credit
1/22/02	3.17	20,000,000	19,963,170
Goldman Sachs Group, Inc.
4/1/02	1.91 (b)	20,000,000	20,000,000
TOTAL MASTER NOTES			39,963,170
Medium-Term Notes - 5.0%

Alliance & Leicester Group Treasury PLC
1/24/02	2.42 (a)	5,000,000	5,000,567
Asset Securitization Cooperative Corp.
1/28/02	1.90 (a)	10,000,000	10,000,000
AT&T Corp.
2/6/02	3.33 (a)	25,000,000	25,000,000
BMW U.S. Capital Corp.
1/23/02	1.93 (a)	5,000,000	5,000,000
6/7/02	4.25	5,000,000	4,997,084
Citigroup, Inc.
1/14/02	1.91 (a)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
1/1/02	2.25 (a)(b)	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
1/22/02	1.87% (a)	$ 25,000,000	$ 25,000,000
Harwood Street Funding I LLC
1/21/02	2.06 (a)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
1/21/02	1.96 (a)	5,000,000	5,000,000
Northern Rock PLC
1/14/02	1.94 (a)	10,000,000	10,000,025
Variable Funding Capital Corp.
1/9/02	2.00 (a)	15,000,000	14,999,596
1/22/02	1.88 (a)	5,000,000	4,999,652
TOTAL MEDIUM-TERM NOTES			139,996,924
Short-Term Notes - 2.4%

Jackson National Life Insurance Co.
1/2/02	2.76 (a)(b)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/02	2.28 (a)(b)	5,000,000	5,000,000
1/1/02	2.31 (a)(b)	5,000,000	5,000,000
New York Life Insurance Co.
2/28/02	2.18 (a)(b)	5,000,000	5,000,000
4/1/02	2.03 (a)(b)	15,000,000	15,000,000
Pacific Life Insurance Co.
3/7/02	2.08 (a)(b)	5,000,000	5,000,000
SMM Trust 2001 M
3/13/02	1.90 (a)(b)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/02	2.40 (a)(b)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			67,000,000
Repurchase Agreements - 4.0%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 12/31/01 due 1/2/02 At 1.82%	$ 365,037	365,000
With J.P. Morgan Securities At 1.94%, dated 12/31/01 due 1/2/02 (Corporate Obligations) (principal amount $112,583,000) 0% - 8.20%, 2/15/02 - 7/2/19	112,012,071	112,000,000
TOTAL REPURCHASE AGREEMENTS		112,365,000
TOTAL INVESTMENT PORTFOLIO - 98.0%	2,744,924,762
NET OTHER ASSETS - 2.0%	54,863,825
NET ASSETS - 100%	$ 2,799,788,587
Total Cost for Income Tax Purposes $ 2,744,924,762
Legend

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 2.25%, 1/1/02	3/30/01	$ 15,000,000
Goldman Sachs Group, Inc. 1.91%, 4/1/02	12/11/01	$ 20,000,000
Jackson National Life Insurance Co. 2.76%, 1/2/02	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 2.28%, 1/1/02	9/17/98	$ 5,000,000
2.31%, 1/1/02	3/12/99	$ 5,000,000
New York Life Insurance Co.: 2.03%, 4/1/02	12/20/01	$ 15,000,000
2.18%, 2/28/02	8/27/01	$ 5,000,000
Pacific Life Insurance Co. 2.08%, 3/7/02	9/6/01	$ 5,000,000
SMM Trust 2001 M 1.9%, 3/13/02	12/11/01	$ 15,000,000
Transamerica Occidental Life Insurance Co. 2.4%, 2/1/02	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $102,000,000 or 3.6% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $52,558,500. The weighted average interest rate was 3.88%. Interest earned from the interfund lending program amounted to $34,022 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $112,365,000) - See accompanying schedule		$ 2,744,924,762
Cash		552
Receivable for fund shares sold		59,680,734
Interest receivable		6,619,820
Total assets		2,811,225,868
Liabilities
Payable for fund shares redeemed	$ 10,826,983
Accrued management fee	459,090
Distribution fees payable	7,415
Other payables and accrued expenses	143,793
Total liabilities		11,437,281
Net Assets		$ 2,799,788,587
Net Assets consist of:
Paid in capital		$ 2,799,787,736
Accumulated net realized gain (loss) on investments		851
Net Assets		$ 2,799,788,587
Initial Class: Net Asset Value, offering price and redemption price per share ($2,753,378,620 ÷ 2,753,362,976 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($6,142,790 ÷ 6,142,755 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($40,267,177 ÷ 40,266,949 shares)		$1.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 112,413,922
Expenses
Management fee	$ 4,759,319
Transfer agent fees	1,748,361
Distribution fees	32,220
Accounting fees and expenses	239,506
Non-interested trustees' compensation	9,025
Custodian fees and expenses	61,970
Registration fees	687
Audit	29,229
Legal	12,788
Miscellaneous	405,785
Total expenses		7,298,890
Net investment income		105,115,032
Net Realized Gain (Loss) on Investments		71,154
Net increase in net assets resulting from operations		$ 105,186,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 105,115,032	$ 129,065,682
Net realized gain (loss)	71,154	31,844
Net increase (decrease) in net assets resulting from operations	105,186,186	129,097,526
Distributions to shareholders from net investment income	(105,115,032)	(129,065,682)
Share transactions - net increase (decrease)	566,164,645	294,030,275
Total increase (decrease) in net assets	566,235,799	294,062,119
Net Assets
Beginning of period	2,233,552,788	1,939,490,669
End of period	$ 2,799,788,587	$ 2,233,552,788
Other Information:
	Year ended December 31, 2001	Year ended December 31, 2000
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 6,279,947,605	$ 5,928,688,982
Reinvestment of distributions from net investment income	104,611,787	128,280,587
Cost of shares redeemed	(5,864,593,497)	(5,763,150,248)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 519,965,895	$ 293,819,321
Service Class A Proceeds from sales of shares	$ 7,671,735	$ 100,000
Reinvestment of distributions from net investment income	50,876	3,061
Cost of shares redeemed	(1,682,917)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 6,039,694	$ 103,061
Service Class 2 B Proceeds from sales of shares	$ 244,909,763	$ 102,001
Reinvestment of distributions from net investment income	452,369	5,900
Cost of shares redeemed	(205,203,076)	(8)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 40,159,056	$ 107,893
Distributions From net investment income Initial Class	$ 104,611,787	$ 129,056,642
Service Class A	50,876	3,095
Service Class 2 B	452,369	5,945
Total	$ 105,115,032	$ 129,065,682
A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.041	.062	.050	.053	.053
Less Distributions
From net investment income	(.041)	(.062)	(.050)	(.053)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return C	4.18%	6.30%	5.17%	5.46%	5.51%
Ratios to Average Net Assets F
Expenses before expense reductions	.28%	.33%	.27%	.30%	.31%
Expenses net of voluntary waivers, if any	.28%	.33%	.27%	.30%	.31%
Expenses net of all reductions	.28%	.33%	.27%	.30%	.31%
Net investment income	3.99%	6.18%	5.06%	5.33%	5.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794

Financial Highlights - Service Class

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.040	.031
Less Distributions
From net investment income	(.040)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.45% A
Expenses net of all reductions	.39%	.45% A
Net investment income	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.039	.058
Less Distributions
From net investment income	(.039)	(.058)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.55%	.96% A
Expenses net of voluntary waivers, if any	.55%	.60% A
Expenses net of all reductions	.55%	.60% A
Net investment income	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Balanced Portfolio. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Growth & Income, Growth Opportunities, and Mid Cap Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income:

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Capital loss carryforwards
Asset Manager: Growth	$ 10,153,088	$ (54,724,175)
Balanced	$ 8,741,255	$ (12,626,374)
Growth & Income	$ 14,782,356	$ (49,149,293)
Growth Opportunities	$ 8,064,821	$ (180,430,678)
Investment Grade Bond	$ 58,372,899	$ (3,066,791)
Mid Cap	$ 9,876,712	$ (58,213,586)

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager: Growth
Initial Class	$ 12,927,664	$ 15,579,493
Service Class	322,572	409,753
Service Class 2	93,628	115,803
	$ 13,343,864	$ 16,105,049
Balanced
Initial Class	$ 9,051,388	$ -
Service Class	946,241	-
Service Class 2	205,228	-
	$ 10,202,857	$ -
Growth & Income
Initial Class	$ 12,653,429	$ 40,624,166
Service Class	2,643,908	8,959,911
Service Class 2	203,456	653,201
	$ 15,500,793	$ 50,237,278
Growth Opportunities
Initial Class	$ 3,172,127	$ -
Service Class	785,129	-
Service Class 2	99,535	-
	$ 4,056,791	$ -
Investment Grade Bond
Initial Class	$ 41,988,258	$ -
Service Class	5,847	-
Service Class 2	44,979	-
	$ 42,039,084	$ -

There were no significant book-to-tax differences for Money Market Portfolio.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager: Growth	$ 278,873
Balanced	$ (26,257)
Investment Grade Bond	$ (627,119)

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation depreciation	Net realized gain (loss)
Investment Grade Bond	$ (826,921)	$ 442,524	$ 384,397

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable funds' Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio, a new management contract took effect on May 1, 2001. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

Under the previous contract for the Money Market Portfolio the management fee was calculated on the basis of a group fee rate, an individual fund fee rate of .03% of the fund's average net assets, and an income-based component.

During the period the income-based portion of the management fee was $744,542 or an annual rate of .03% of the fund's average net assets. FMR has voluntarily agreed to limit the fund's total management fee to the lesser of the amount that would be paid under the previous contract or the new contract through October 31, 2001.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.18%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 10,628	$ 11,435	$ 22,063
Balanced	$ 26,077	$ 26,717	$ 52,794
Growth & Income	$ 242,792	$ 74,549	$ 317,341
Growth Opportunities	$ 297,480	$ 90,550	$ 388,030
Investment Grade Bond	$ 112	$ 17,488	$ 17,600
Mid Cap	$ 308,088	$ 317,111	$ 625,199
Money Market	$ 1,310	$ 30,910	$ 32,220

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth
Initial Class	$ 281,447
Service Class	7,617
Service Class 2	3,994
$ 293,058
Balanced
Initial Class	$ 171,315
Service Class	17,754
Service Class 2	8,227
$ 197,296
Growth & Income
Initial Class	$ 608,732
Service Class	164,118
Service Class 2	22,106
$ 794,956
Growth Opportunities
Initial Class	$ 495,277
Service Class	198,275
Service Class 2	28,225
$ 721,777
Investment Grade Bond
Initial Class	$ 754,988
Service Class	73
Service Class 2	6,427
$ 761,488
Mid Cap
Initial Class	$ 372,955
Service Class	208,980
Service Class 2	89,787
$ 671,722
Money Market
Initial Class	$ 1,736,840
Service Class	1,049
Service Class 2	10,472
$ 1,748,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 732,192
Balanced	$ 931,948
Growth & Income	$ 8,077,685
Growth Opportunities	$ 3,901,047
Investment Grade Bond	$ 689,242
Mid Cap	$ 5,905,824

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 39,914	$ 4,180
Balanced	$ 35,178	$ 4,748
Growth & Income	$ 224,443	$ 562
Growth Opportunities	$ 223,343	$ -
Investment Grade Bond	$ -	$ 7,158
Mid Cap	$ 656,404	$ 5,570

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest

	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager: Growth	64%	-	-
Balanced	46%	1	41%
Growth & Income	32%	3	46%
Growth Opportunities	14%	1	58%
Investment Grade Bond	53%	-	-
Mid Cap	45%	1	22%
Money Market	60%	-	-

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manger: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manger: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994).Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2001

Vice President of VIP Money Market (2000) and VIP Investment Grade Bond (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of VIP Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), and VIP Growth & Income (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

David L. Murphy (53)

Year of Election or Appointment: 2000

Vice President of VIP Investment Grade Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997 or 1998

Vice President of VIP Growth Opportunities (1997) and VIP Mid Cap (1998). Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Bettina Doulton (37)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (55)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (40)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002), VIP Growth & Income (2000), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (52)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager: Growth	5.11%
Balanced	15.23%
Growth & Income	10.36%
Growth Opportunities	11.31%
Investment Grade Bond	14.43%
Mid Cap	10.79%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	21%
Balanced	15%
Growth & Income	74%
Growth Opportunities	100%

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

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